Exhibit 10.4

Execution Version

AMENDED AND RESTATED ABL CREDIT AGREEMENT

dated as of December 18, 2019

among

CLAIRE’S HOLDINGS LLC,

as Holdings,

CLAIRE’S STORES, INC.,

as a U.S. Borrower and the Borrower,

The Other U.S. Borrowers Party Hereto,

CLAIRE’S (GIBRALTAR) HOLDINGS LIMITED,

as a U.K. Borrower,

The Other U.K. Borrowers Party Hereto,

The Several Lenders

from Time to Time Parties Hereto,

CITIBANK, N.A.,

as the Administrative Agent, the Collateral Agent

and a Lender,

and

CITIGROUP GLOBAL MARKETS, INC.,

and

CITIZENS BANK, N.A.,

as Joint Lead Arrangers and Bookrunners

(continued)

- ii -

(continued)

- iii -

(continued)

- iv -

SCHEDULES

Schedule 1.1(a)	Commitments of Lenders
Schedule 1.1(b)	Closing Date Credit Parties
Schedule 1.1(c)	Closing Date Security Documents
Schedule 1.1(d)	Agreed Security Principles
Schedule 1.1(e)	Unrestricted Subsidiaries
Schedule 8.13	Subsidiaries
Schedule 9.17	Post-Closing Actions
Schedule 10.1	Closing Date Indebtedness
Schedule 10.2	Closing Date Liens
Schedule 10.5	Closing Date Investments
Schedule 13.2	Notice Addresses
Schedule 13.24	English Guarantee

EXHIBITS

Exhibit A	Form of Joinder Agreement
Exhibit B	[Reserved]
Exhibit C	[Reserved]
Exhibit D	[Reserved]
Exhibit E	[Reserved]
Exhibit F	Form of Assignment and Acceptance
Exhibit G	Form of Promissory Note
Exhibit H	Form of ABL Intercreditor Agreement
Exhibit I	[Reserved]
Exhibit J-1	Form of Non-Bank Tax Certificate
(For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit J-2	Form of Non-Bank Tax Certificate
(For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit J-3	Form of Non-Bank Tax Certificate
(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit J-4	Form of Non-Bank Tax Certificate
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit K-1	Form of Notice of Borrowing
Exhibit K-2	Form of Letter of Credit Request
Exhibit K-3	Form of Notice of Continuation or Conversion
Exhibit L	Form of Borrowing Base Certificate

AMENDED AND RESTATED ABL CREDIT AGREEMENT

AMENDED AND RESTATED ABL CREDIT AGREEMENT, dated as of December 18, 2019, among CLAIRE’S HOLDINGS LLC, a Delaware limited liability company (“Holdings”), CLAIRE’S STORES, INC., a Florida corporation and wholly-owned subsidiary of Holdings (the “Borrower”), each of Holdings’ direct and indirect Subsidiaries identified on the signature pages hereof as a U.S. Borrower (such Subsidiaries, together with the Borrower and each other Subsidiary incorporated, formed or otherwise organized within the United States that becomes a party hereto in accordance with the terms hereof, the “U.S. Borrowers”), CLAIRE’S (GIBRALTAR) HOLDINGS LIMITED, a Gibraltar company (“CGHL”), each of Holdings’ Subsidiaries formed under the laws of England and Wales identified on the signature pages hereof as a U.K. Borrower (such Subsidiaries, together with CGHL and each other Subsidiary incorporated, formed or otherwise organized under the laws of England and Wales that becomes a party to this Agreement in accordance with the terms hereof, the “U.K. Borrowers”), the institutions from time to time parties hereto as lenders (each a “Lender” and, collectively, together with the Swingline Lender, the “Lenders”) and CITIBANK, N.A. (“Citi”), as the Administrative Agent and the Collateral Agent, the Letter of Credit Issuer and the Swingline Lender (such terms and each other capitalized term used but not defined in this preamble having the meaning provided in Section 1).

WHEREAS, Holdings, the Borrower, the other U.S. Borrowers, the U.K. Borrowers, the Administrative Agent and the lenders party thereto are party to that certain ABL Credit Agreement, dated as of January 24, 2019 (as amended by that certain First Amendment to ABL Credit Agreement, dated as of May 1, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”);

WHEREAS, the Lenders have agreed to amend and restate the Existing Credit Agreement by entering into this Agreement;

WHEREAS, the Letter of Credit Issuer and the Lenders are willing to make available to the Borrowers such revolving credit and letter of credit facilities upon the terms and subject to the conditions set forth herein; and

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

Section 1. Definitions.

1.1 Defined Terms. As used herein, the following terms shall have the meanings specified in this Section 1.1 unless the context otherwise requires (it being understood that defined terms in this Agreement shall include in the singular number the plural and in the plural the singular):

“ABL Facility” shall mean the asset-based revolving credit facility entered into pursuant to this Agreement.

“ABL Intercreditor Agreement” shall mean an Intercreditor Agreement substantially in the form of Exhibit H (with such changes to such form as may be reasonably acceptable to the Administrative Agent and the Borrower) among the Administrative Agent, the Collateral Agent, the Term Administrative Agent, the Term Collateral Agent and the representatives for purposes thereof for holders of one or more classes of Indebtedness, each of the Borrowers and each of the Guarantors.

“ABL Priority Collateral” shall have the meaning provided in the ABL Intercreditor Agreement.

“ABR” shall mean, for any day, a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1.00%, (b) the Prime Rate, (c) the Adjusted LIBOR Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%, and (d) zero; provided that, for the avoidance of doubt, the Adjusted LIBOR Rate for any day shall be based on the rate determined on such day at approximately 11 a.m. (London time) by reference to the ICE Benchmark Administration Limited Interest Settlement Rates for deposits in Dollars (as set forth by any service selected by the Administrative Agent that has been nominated by the British Bankers’ Association as an authorized vendor for the purpose of displaying such rates). Any change in such rate due to a change in the Prime Rate, the Federal Funds Rate or the Adjusted LIBOR Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or the Adjusted LIBOR Rate, as the case may be.

“ABR Loan” shall mean each Loan bearing interest based on the ABR.

“Account(s)” shall mean, as at any date of determination, all “accounts” (as such term is defined in the Uniform Commercial Code) of the Credit Parties and their Subsidiaries, including, without limitation, the unpaid portion of the obligation of a customer of any Credit Party or any its Subsidiaries in respect of Inventory purchased by and shipped to such customer and/or the rendition of services by any Credit Party or any its Subsidiaries, as stated on the respective invoice of any Credit Party or any its Subsidiaries, net of any credits, rebates or offsets owed to such customer and shall include the meaning given to the term “Trading Receivables” in the U.K. Security Documents.

“Account Debtor” shall mean the customer of any Credit Party or any of its Subsidiaries who is obligated on or under an Account.

“Acquired EBITDA” shall mean, with respect to any Acquired Entity or Business or any Converted Restricted Subsidiary (any of the foregoing, a “Pro Forma Entity”) for any period, the amount for such period of Consolidated EBITDA of such Pro Forma Entity (determined using such definitions as if references to the Borrower and the Restricted Subsidiaries therein were to such Pro Forma Entity and its Restricted Subsidiaries), all as determined on a consolidated basis for such Pro Forma Entity in accordance with GAAP.

“Acquired Entity or Business” shall have the meaning provided in the definition of the term Consolidated EBITDA.

“Acquired Indebtedness” shall mean, with respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person is merged, consolidated, or amalgamated with or into or became a Restricted Subsidiary of such specified Person, including Indebtedness incurred in connection with, or in contemplation of, such other Person merging, consolidating, or amalgamating with or into or becoming a Restricted Subsidiary of such specified Person, and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

“Adjusted LIBOR Rate” shall mean, with respect to any LIBOR Rate Borrowing for any Interest Period, an interest rate per annum equal to the product of (i) the LIBOR Rate in effect for such Interest Period and (ii) Statutory Reserves; provided that, the Adjusted LIBOR Rate shall not be less than 0.00% per annum.

“Administrative Agent” shall mean Citibank, N.A., as the administrative agent for the Lenders under this Agreement and the other Credit Documents, or any successor administrative agent pursuant to Section 12.9.

“Administrative Agent Fee Letter” shall mean that certain Fee Letter, dated as of December 21, 2018, between the Borrower and the Administrative Agent and any such other fee letter between the Borrower and any successor administrative agent or collateral agent.

“Administrative Agent’s Office” shall mean the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 13.2 or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.

“Administrative Questionnaire” shall have the meaning provided in Section 13.6(b)(ii)(D).

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

“Affiliated Institutional Lender” shall mean any Affiliate of the Sponsor that is either a bona fide debt fund or such Affiliate extends credit or buys loans in the ordinary course of business.

“Affiliated Lender” shall mean a Lender that is the Sponsor or any Affiliate thereof (other than Holdings, the Borrower, any other Subsidiary of Holdings or any Affiliated Institutional Lender).

“Agent Parties” shall have the meaning provided in Section 13.17(b).

“Agent Party” shall have the meaning provided in Section 13.17(b).

“Agents” shall mean the Administrative Agent, the Collateral Agent and each Joint Lead Arranger and Bookrunner.

“Agreed Security Principles” shall mean the principles specified on Schedule 1.1(d).

“Agreement” shall mean this Credit Agreement.

“Agreement Currency” shall have the meaning provided in Section 13.19.

“Alternate Currency” shall mean Pounds Sterling, Euros, Canadian Dollars and Swiss Francs or any other currency other than Dollars as may be acceptable to the Administrative Agent and the Required Lenders with respect thereto in their sole discretion.

“Alternate Currency Letter of Credit” shall mean any Letter of Credit denominated in an Alternate Currency.

“Applicable Margin” shall mean, for any day,

(a) with respect to Initial Revolving Loans, any Protective Advance or any Swingline Loan, the rate per annum applicable to the relevant Type of Loans set forth below, based upon the Excess Global Availability as of the last day of the most recently ended fiscal quarter:

Excess Global Availability (as a percentage of the Global Line Cap)	Applicable Margin for LIBOR Loans	Applicable Margin for ABR Loans
Category 1
≥ 66.7%	1.25%	0.25%
Category 2
< 66.7% but ≥ 33.3%	1.50%	0.50%
Category 3
< 33.3%	1.75%	0.75%

(b) with respect to Incremental Revolving Loans (other than Incremental Revolving Loans that are Initial Revolving Loans), the rate or rates per annum specified in the applicable Incremental Revolving Facility.

The Applicable Margin pursuant to clause (a) shall be adjusted quarterly on a prospective basis on the first day of each fiscal quarter of the Borrower based upon the percentage of the Excess Global Availability in accordance with the table above; provided that if a Borrowing Base Certificate is not delivered when required pursuant to Section 9.1(j), the “Applicable Margin” shall be the rate per annum set forth above in Category 3 until such Borrowing Base Certificate is delivered in compliance with Section 9.1(j).

“Approved Bank” shall have the meaning provided to such term in clause (iv) of the definition of the term “Cash Equivalents”.

“Approved Fund” shall mean any Fund that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender, or (iii) an entity or an Affiliate of an entity that administers, advises or manages a Lender.

“Asset Sale” shall mean:

(i) the sale, conveyance, transfer, or other disposition, whether in a single transaction or a series of related transactions, of property or assets (each a “disposition”) of the Borrower or any Restricted Subsidiary, or

(ii) the issuance or sale of Equity Interests of any Restricted Subsidiary (other than preferred stock of Restricted Subsidiaries issued in compliance with Section 10.1), whether in a single transaction or a series of related transactions, in each case, other than:

(a) any disposition of Cash Equivalents or Investment Grade Securities or obsolete, worn out or surplus property or property (including leasehold property interests) that is no longer economically practical in its business or commercially desirable to maintain or no longer used or useful equipment in the ordinary course of business or any disposition of inventory, immaterial assets, or goods (or other assets) in the ordinary course of business;

(b) the disposition of all or substantially all of the assets of the Borrower or any Restricted Subsidiary in a manner permitted pursuant to Section 10.3;

(c) the incurrence of Liens that are permitted to be incurred pursuant to Section 10.2 or the making of any Restricted Payment or Permitted Investment (other than pursuant to clause (i) of the definition thereof) that is permitted to be made, and is made, pursuant to Section 10.5;

(d) [reserved];

(e) any disposition of property or assets or issuance of Equity Interests by (1) a Restricted Subsidiary to the Borrower or (2) the Borrower or a Restricted Subsidiary to another Restricted Subsidiary;

(f) to the extent allowable under Section 1031 of the Code, or any comparable or successor provision, any exchange of like property (excluding any boot thereon) for use in a Similar Business;

(g) any issuance, sale or pledge of Equity Interests in, or Indebtedness, or other securities of, an Unrestricted Subsidiary;

(h) foreclosures, condemnation, casualty or any similar action on assets (including dispositions in connection therewith);

(i) sales of accounts receivable, or participations therein, and related assets in connection with any Receivables Facility;

(j) any financing transaction with respect to property built or acquired by the Borrower or any Restricted Subsidiary after the Closing Date, including Sale Leasebacks and asset securitizations permitted by this Agreement;

(k) (1) any surrender or waiver of contractual rights or the settlement, release, or surrender of contractual rights or other litigation claims, (2) the termination or collapse of cost sharing agreements with the Borrower or any Subsidiary and the settlement of any crossing payments in connection therewith, or (3) the settlement, discount, write off, forgiveness, or cancellation of any Indebtedness owing by any present or former consultants, directors, officers, or employees of the Borrower (or any direct or indirect parent company of the Borrower) or any Subsidiary or any of their successors or assigns;

(l) the disposition or discount of inventory, accounts receivable, or notes receivable in the ordinary course of business or the conversion of accounts receivable to notes receivable;

(m) the licensing, cross-licensing or sub-licensing of Intellectual Property or other general intangibles (whether pursuant to franchise agreements or otherwise) in the ordinary course of business;

(n) the unwinding of any Hedging Obligations or obligations in respect of Cash Management Services;

(o) sales, transfers, and other dispositions of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements;

(p) the disposition, lapse or abandonment of Intellectual Property rights in the ordinary course of business, which in the reasonable business judgment of the Borrower are not material to the conduct of the business of the Borrower and the Restricted Subsidiaries taken as a whole;

(q) the issuance of directors’ qualifying shares and shares issued to foreign nationals as required by applicable law;

(r) dispositions of property to the extent that (1) such property is exchanged for credit against the purchase price of similar replacement property that is purchased within 450 days thereof or (2) the proceeds of such Asset Sale are promptly applied to the purchase price of such replacement property (which replacement property is actually purchased within 450 days thereof);

(s) leases, assignments, subleases, licenses, or sublicenses, in each case in the ordinary course of business and which do not materially interfere with the business of the Borrower and the Restricted Subsidiaries, taken as a whole;

(t) dispositions of non-core assets acquired in connection with any Permitted Acquisition or Investment permitted hereunder;

(u) Restricted Payments permitted pursuant to Section 10.5;

(v) other Asset Sales with a Fair Market Value less than or equal to (a) the greater of $23,000,000 and 10% of Consolidated EBITDA individually and (b) the greater of $45,750,000 and 20% of Consolidated EBITDA in the aggregate;

(w) sales, transfers and other dispositions of accounts receivable (including write-offs, discounts and compromises) in connection with the compromise, settlement or collection thereof; and

(y) any swap of assets in exchange for services or other assets in the ordinary course of business of comparable or greater Fair Market Value or usefulness to the business of the Borrower and its Restricted Subsidiaries, as a whole, as determined in good faith by the Borrower; and

(z) dispositions of assets that do not constitute ABL Priority Collateral.

“Assignment and Acceptance” shall mean (i) an assignment and acceptance substantially in the form of Exhibit F, or such other form as may be approved by the Administrative Agent and the Borrower.

“Authorized Officer” shall mean, with respect to any Person, any individual holding the position of chairman of the board (if an officer), the Chief Executive Officer, President, the Chief Financial Officer, the Treasurer, the Controller, the Vice President-Finance, a Senior Vice President, a Director, a Manager, the Secretary, the Assistant Secretary or any other manager, senior officer or agent with express authority to act on behalf of such Person designated as such by the board of directors or manager or other managing authority of such Person (or, in the case of any Foreign Subsidiary, a manager or director thereof) and, solely for purposes of notices given pursuant to Section 2, any other officer or employee of the applicable Person so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Person designated in or pursuant to an agreement between the applicable Person and the Administrative Agent. Any document delivered hereunder that is signed by an Authorized Officer of a Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Person and such Authorized Officer shall be conclusively presumed to have acted on behalf of such Person.

“Availability Conditions” shall be deemed satisfied only if, as of the relevant date of determination:

(a) Global Exposure does not exceed the Global Line Cap;

(b) U.S. Exposure does not exceed the U.S. Line Cap; and

(c) U.K. Exposure does not exceed the U.K. Line Cap.

“Availability Period” shall mean the period from and including the Closing Date to but excluding the earlier of the Maturity Date and in the case of each of the Loans, Borrowings and Letters of Credit, the date of termination of the Commitments.

“Availability Reserves” shall mean such amounts as the Administrative Agent, in its Permitted Discretion, may from time to time establish to account for (i) slow moving Inventory and Inventory shrinkage with respect to Eligible Inventory, (ii) sums that the Credit Parties are or will be required to pay (such as taxes, assessments royalties, and insurance premiums) and have not yet paid, (iii) Rent Reserves, (iv) the Dilution Reserve, (v) the Gift Card Liability Reserve, (vi) the Lease Reserve, (vii) the Designated Hedging Reserve and (viii) solely to the extent not duplicative of any eligibility criteria used in determining the Borrowing Base and solely to the extent not duplicative of any of the foregoing reserves, such other events, conditions or contingencies as to which the Administrative Agent, in its Permitted Discretion, determines reserves should be established from time to time in accordance with Section 2.18. Without limiting the generality of the foregoing, Availability Reserves established to ensure the payment of Indebtedness shall be deemed to be a reasonable exercise of the Administrative Agent’s credit judgment established in its Permitted Discretion.

“Available Amount” shall have the meaning provided in Section 10.5.

“Available Investments Amount” shall mean, at any time, (i) the amount of Investments that may be made at the time of determination pursuant to clause (xiii)(x) of the definition of Permitted Investments, minus (ii) the sum of (a) the amount of the Available Investments Amount utilized by the Borrower or any Restricted Subsidiary to make Restricted Payments pursuant to Section 10.5(b)(11) utilizing the Available Investments Amount and (b) the amount of the Available Investments Amount utilized by the Borrower or any Restricted Subsidiary to make Restricted Debt Payments pursuant to Section 10.5(b)(18) utilizing the Available Investments Amount.

“Available Restricted Debt Payments Amount” shall mean, at any time, (i) the amount of Restricted Debt Payments that may be made at the time of determination pursuant to Section 10.5(b)(18)(x), minus (ii) the sum of (a) the amount of the Available Restricted Debt Payments Amount utilized by the Borrower or any Restricted Subsidiary to make Investments pursuant to clause (xiii) of the definition of Permitted Investments utilizing the Available Restricted Debt Payments Amount and (b) the amount of the Available Restricted Debt Payments Amount utilized by the Borrower or any Restricted Subsidiary to make Restricted Payments pursuant to Section 10.5(b)(11) utilizing the Available Restricted Debt Payments Amount.

“Available Restricted Payments Amount” shall mean, at any time, (i) the amount of Restricted Payments that may be made at the time of determination pursuant to Section 10.5(b)(11)(i), minus (ii) the sum of (a) the amount of the Available Restricted Payments Amount utilized by the Borrower or any Restricted Subsidiary to make Investments pursuant to clause (xiii) of the definition of Permitted Investments utilizing the Available Restricted Payments Amount and (b) the amount of the Available Restricted Payments Amount utilized by the Borrower or any Restricted Subsidiary to make Restricted Debt Payments pursuant to Section 10.5(b)(18) utilizing the Available Restricted Payments Amount.

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Code” shall have the meaning provided in Section 11.1(e).

“Bankruptcy Law” shall mean the Bankruptcy Code and any other federal, state, or foreign law for the relief of debtors, or any arrangement, reorganization, insolvency, moratorium, general assignment for the benefit of creditors, any other marshalling of the assets or liabilities of Holdings or any of its Subsidiaries, or similar law affecting creditors’ rights generally.

“Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230.

“Benefit Plan” shall mean any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code that is subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Benefited Lender” shall have the meaning provided in Section 13.8(a).

“BHC Act Affiliate” shall mean, with respect to any Person, an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C § 1841(k)) of such Person.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Borrower” shall have the meaning provided in the preamble to this Agreement.

“Borrower Materials” shall have the meaning provided in Section 13.17(b).

“Borrowers” shall mean, collectively, the U.S. Borrowers and the U.K. Borrowers.

“Borrowing” shall mean Loans of the same Class and Type, made, converted, or continued on the same date and, in the case of LIBOR Loans, as to which a single Interest Period is in effect.

“Borrowing Base” shall mean the U.S. Borrowing Base and the U.K. Borrowing Base, collectively. In connection with the consummation of any Permitted Acquisition, the Borrower may submit a calculation of the Borrowing Base that includes Eligible Credit Card Accounts, Eligible Concession Accounts, Eligible Royalty Accounts, Eligible Wholesale Accounts and Eligible Inventory so acquired in connection with such Permitted Acquisition (collectively, the “Acquired Assets”), and from and after the date such Permitted Acquisition is consummated, the Borrowing Base and Global Line Cap under the ABL Facility shall be calculated with reference to the Acquired Assets after giving effect to the applicable advance rates); provided that:

(a) the applicable Borrower shall, for the avoidance of doubt, be allowed to utilize any increase in the Borrowing Base resulting from any such adjustment to request a Borrowing hereunder for the purpose of funding any such Permitted Acquisition, and

(b) until the Borrower shall have delivered to the Administrative Agent an inventory appraisal and field examination from Hilco Valuation Services (or another third party reasonably satisfactory to the Administrative Agent) covering the Acquired Assets (which may, for the avoidance of doubt, be the inventory appraisal and/or field exam provided pursuant to Section 9.2(b) hereof), such Acquired Assets may nevertheless be included in the Borrowing Base for a period of up to 120 days after the acquisition thereof, in an amount not to exceed 15% of the Borrowing Base (calculated after giving effect to the inclusion of the Acquired Assets), it being understood that (A) after such 120 day-period, if such inventory appraisal and field examination has still not been completed, the Borrowing Base shall be calculated without reference to the Acquired Assets until an inventory appraisal and field exam covering the Acquired Assets is completed, at which time such 15% cap shall no longer apply to the Acquired Assets and (B) no Default or Event of Default shall result solely from the failure to deliver an inventory appraisal or field exam with respect to any Acquired Asset.

“Borrowing Base Certificate” shall mean a certificate, signed and certified as accurate and complete by an Authorized Officer of the Borrower, on behalf of each Credit Party, in substantially the form of Exhibit L or another form which is acceptable to the Administrative Agent in its reasonable discretion.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City or London or Gibraltar are authorized or required by law to remain closed; provided, that (v) when used in connection with a LIBOR Loan denominated in Dollars, the term “Business Day” shall also exclude any day on which banks are not open for dealings in deposits in the applicable currency in the London interbank market, (w) when used in connection with a LIBOR Loan denominated in Euros, the term “Business Day” shall also exclude any day that is not a TARGET Day, (x) when used in connection with a LIBOR Loan denominated in Swiss Francs, the term “Business Day” shall mean any day other than a Saturday, Sunday or other day on which banks in Zurich are authorized or required by law to close, (y) when used in connection with a LIBOR Loan denominated in Canadian Dollars, the term “Business Day” shall also exclude any day which is a legal holiday or a day on which banking institutions are authorized or are required by law or other government action to close in Toronto, Ontario and (z) when used in connection with a LIBOR Loan denominated in a currency other than Dollars, Euros, Swiss Francs or Canadian Dollars, the term “Business Day” shall mean any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency.

“Canadian Dollar” shall mean the lawful currency of Canada.

“Capital Expenditures” shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capital Leases) by the Borrower and the Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as additions during such period to property, plant, equipment or other assets reflected in the consolidated balance sheet of the Borrower and the Restricted

Subsidiaries (including capitalized software expenditures, website development costs, website content development costs, customer acquisition costs and incentive payments, conversion costs, and contract acquisition costs). For the avoidance of doubt, Capital Expenditures will also include all additions to customer loyalty payments by the Borrower and the Restricted Subsidiaries in accordance with GAAP.

“Capital Lease” shall mean, as applied to any Person, any lease of any property (whether real, personal, or mixed) by that Person as lessee that, in conformity with GAAP, is, or is required to be, accounted for as a capital lease on the balance sheet of that Person, subject to Section 1.12.

“Capital Stock” shall mean (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights, or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited), and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person (it being understood and agreed, for the avoidance of doubt, that “cash-settled phantom appreciation programs” in connection with employee benefits that do not require a dividend or distribution shall not constitute Capital Stock). In no event shall any Indebtedness which is convertible into any of the foregoing be considered Capital Stock unless and until so converted.

“Capitalized Lease Obligation” shall mean, at the time any determination thereof is to be made, the amount of the liability in respect of a Capital Lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP, subject to Section 1.12.

“Capitalized Software Expenditures” shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by the Borrower and the Restricted Subsidiaries during such period in respect of purchased software, internally developed software or hosting arrangement implementation costs and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of the Borrower and the Restricted Subsidiaries.

“Cash Collateral Account” shall mean (i) a deposit account or securities account in the name of the Borrower and under the control (as defined in the Uniform Commercial Code) of the Collateral Agent; and (ii) in relation to the U.K. Borrowers party to the U.K. Security Documents, the meaning given to the term “Blocked Account” in the U.K. Security Agreements.

“Cash Dominion Period” shall mean (a) any period beginning on the date on which Excess Global Availability shall have been less than the greater of (x) 12.5% of the Global Line Cap and (y) $9,375,000 for three (3) consecutive days and ending on the date on which Excess Global Availability is equal to or greater than the greater of (x) 12.5% of the Global Line Cap and (y) $9,375,000 for each day during a period of 20 consecutive calendar days or (b) any period during which any Events of Default described in Sections 11.1(a), (b)(ii) (but without giving effect to any grace period applicable thereto), (c)(i) (with respect to Section 10.8 only if the covenant set forth in such Section is then in effect), (e) or (l), in each case, has occurred and is continuing.

“Cash Equivalents” shall mean:

(i) Dollars,

(ii) (a) Euro, Sterling, Yen, Swiss Francs, Canadian Dollars, Australian Dollars or any national currency of any Participating Member State in the European Union or (b) local currencies held from time to time in the ordinary course of business,

(iii) securities issued or directly and fully and unconditionally guaranteed or insured by the United States government or any country that is a member state of the European Union or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 24 months or less from the date of acquisition,

(iv) certificates of deposit, time deposits, and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year, and overnight bank deposits, in each case with any commercial bank having capital and surplus of not less than $100,000,000 (any such bank being an “Approved Bank”),

(v) repurchase obligations for underlying securities of the types described in clauses (iii), (iv), and (ix) entered into with any financial institution meeting the qualifications specified in clause (iv) above,

(vi) commercial paper rated at least P-2 by Moody’s, at least A-2 by S&P or at least F-2 by Fitch and, in each case, maturing within 24 months after the date of creation thereof,

(vii) marketable short-term money market and similar securities having a rating of at least P-2 , A-2 or F-2 from any of Moody’s, S&P or Fitch, respectively (or, if at any time none of Moody’s, S&P or Fitch shall be rating such obligations, an equivalent rating from another nationally recognized ratings agency) and in each case maturing within 24 months after the date of creation or acquisition thereof,

(viii) readily marketable direct obligations issued by any state, commonwealth, or territory of the United States or any political subdivision or taxing authority thereof having one of the two highest rating categories obtainable from either Moody’s, S&P or Fitch with maturities of 24 months or less from the date of acquisition,

(ix) Indebtedness or preferred stock issued by Persons with a rating of “A” or higher from S&P, “A2” or higher from Moody’s or “A” or higher from Fitch with maturities of 24 months or less from the date of acquisition,

(x) solely with respect to any Foreign Subsidiary: (a) obligations of the national government of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business provided such country is a member of the Organization for Economic Cooperation and Development, in each case maturing within one year after the date of investment therein, (b) certificates of deposit of, bankers acceptances of, or time deposits with, any commercial bank which is organized and existing under the laws of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business provided such country is a member of the Organization for Economic Cooperation and Development, and whose short-term commercial paper rating from S&P is at least “A-2” or the equivalent thereof, from Moody’s is at least “P-2” or the equivalent thereof or from Fitch is at least “F-2” or the equivalent thereof (any such bank being an “Approved Foreign Bank”), and in each case with maturities of not more than 24 months from the date of acquisition, and (c) the equivalent of demand deposit accounts which are maintained with an Approved Foreign Bank, in each case, customarily used by corporations for cash management purposes in any jurisdiction outside the United States to the extent reasonably required in connection with any business conducted by such Foreign Subsidiary organized in such jurisdiction,

(xi) investment funds investing 90% of their assets in securities of the types described in clauses (i) through (ix) above, and

(xii) in the case of investments by any Foreign Subsidiary or investments made in a country outside the United States, Cash Equivalents shall also include (a) investments of the type and maturity described in clauses (i) through (ix) above of foreign obligors, which investments have ratings, described in such clauses or equivalent ratings from comparable foreign rating agencies and (b) other short-term investments utilized by the Foreign Subsidiaries in accordance with their normal investment practices for cash management in investments analogous to the foregoing investments in clauses (i) through (xi) above.

Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clauses (i) and (ii) above; provided that such amounts are converted into any currency listed in clauses (i) and (ii) as promptly as practicable and in any event within ten Business Days following the receipt of such amounts.

For the avoidance of doubt, any items identified as Cash Equivalents under this definition will be deemed to be Cash Equivalents for all purposes under the Credit Documents regardless of the treatment of such items under GAAP.

“Cash Management Agreement” shall mean any agreement or arrangement to provide Cash Management Services.

“Cash Management Bank” shall mean any Person that, at the time it enters into a Cash Management Agreement (or with respect to Cash Management Agreements existing on the Closing Date, on the Closing Date) with Holdings or any Restricted Subsidiary, is an Agent or a Lender or an Affiliate of an Agent or a Lender.

“Cash Management Services” shall mean any one or more of the following types of services or facilities: (i) commercial credit cards, merchant card services, purchase or debit cards (including commercial cards (including so-called “purchase cards,” procurement cards,” or “pcards”)), including non-card e-payables services, or electronic funds transfer services, (ii) foreign exchange facilities, (iii) treasury management services (including controlled disbursement, overdraft, automatic clearing house fund transfer services, return items, and interstate depository network services), (iv) any other demand deposit or operating account relationships or other cash management services, including pursuant to any Cash Management Agreements and (v) other services related, ancillary or complementary to the foregoing.

“CDOR Screen Rate” shall have the meaning provided in the definition of LIBOR Rate.

“CFC” shall mean any Subsidiary of Holdings that is a “controlled foreign corporation” within the meaning of Section 957 of the Code.

“CFC Holding Company” shall mean a Domestic Subsidiary of Holdings substantially all of the assets of which consist of equity and/or Indebtedness and/or receivables of one or more Foreign Subsidiaries that are CFCs.

“CGHL” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Change in Law” shall mean (i) the adoption of any law, treaty, order, policy, rule, or regulation after the Closing Date, (ii) any change in any law, treaty, order, policy, rule, or regulation or in the interpretation or application thereof by, any Governmental Authority after the Closing Date or (iii) compliance by any Lender with any guideline, request, directive, or order issued or made after the Closing Date by any central bank or other Governmental Authority (whether or not having the force of law), including, for avoidance of doubt, any such adoption, change or compliance in respect of (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines, requirements, or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority), or the United States or foreign regulatory authorities pursuant to Basel III in each case, after the Closing Date.

“Change of Control” shall mean and be deemed to have occurred if (i) at any time prior to an IPO, the Permitted Holders shall at any time not own, in the aggregate, directly or indirectly, beneficially and of record, at least 35% of the voting power of the outstanding Voting Stock of the Borrower, (ii) at any time after an IPO, any Person, entity, or “group” (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended), other than the Permitted Holders, shall at any time have acquired direct or indirect beneficial ownership of a percentage of the voting power of the outstanding Voting Stock of the Borrower that exceeds 35% thereof, unless the Permitted Holders have, at such time, the right or the ability by voting power, contract, or otherwise to elect or designate for election at least a majority of the board of directors (or analogous governing body) of Holdings; (iii) at any time, a Change in Control (as defined in the Term Loan Credit Agreement) shall have occurred; or (iv) at any time prior to an IPO of the Borrower, Holdings shall cease to beneficially own, directly or indirectly, 100% of the issued and outstanding equity interests of the Borrower. For the purpose of clauses (i), (ii) and (iv), at any time when a majority of the outstanding Voting Stock of the Borrower is directly or indirectly owned by a Parent Entity or, if applicable, a Parent Entity acts as the manager, managing member or general partner of the Borrower, references in this definition to “Borrower” shall be deemed to refer to the ultimate Parent Entity that directly or indirectly owns such Voting Stock or acts as (or, if applicable, is a Parent Entity that directly or indirectly owns a majority of the outstanding Voting Stock of) such manager, managing member or general partner. For purposes of this definition, (i) “beneficial ownership” shall be as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act, (ii) the phrase Person or “group” is within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding any employee benefit plan of such Person or “group” and its subsidiaries and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, and (iii) if any Person or “group” includes one or more Permitted Holders, the issued and outstanding Equity Interests of the Borrower or the IPO Entity, as applicable, directly or indirectly owned by the Permitted Holders that are part of such Person or “group” shall not be treated as being owned by such Person or “group” for purposes of determining whether clause (ii) of this definition is triggered.

“Chattel Paper” shall have the meaning provided in the Uniform Commercial Code in the state of New York.

“City Code” shall have the meaning provided in Section 1.12(c).

“Class”, when used in reference to any Loan, Borrowing or Commitment, refers to whether such Loan, or the Loans comprising such Borrowing, are Initial Revolving Loans, Protective Advances, Swingline Loans or respective Commitments related thereto or other loans or commitments added as a separate Class pursuant to Section 2.14. For the avoidance of doubt, the U.S. Loans and the U.K. Loans constitute separate Classes of Loans.

“Closing Date” shall mean December 18, 2019.

“Closing Date Credit Parties” shall mean each of the Persons specified on Schedule 1.1(b).

“Closing Date Security Documents” shall mean each of the Security Documents specified on Schedule 1.1(c).

“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time.

“Collateral” shall mean all property pledged or mortgaged or purported to be pledged or mortgaged pursuant to the Security Documents, excluding in all events Excluded Collateral, but including, for the avoidance of doubt, Gibraltar Collateral, U.S. Collateral and U.K. Collateral.

“Collateral Agent” shall mean Citibank, N.A., as collateral agent under the Credit Documents, or any successor collateral agent pursuant to Section 12.9, and any Affiliate or designee of Citibank, N.A. that may act as the Collateral Agent under any Credit Document.

“Collateral and Guarantee Requirement” shall mean the requirement that:

(a) subject to the ABL Intercreditor Agreement, (i) all Obligations of the U.S. Borrowers shall have been unconditionally guaranteed by (a) Holdings and (b) the U.S. Borrowers; and (ii) all Obligations of the U.K. Borrowers shall have been unconditionally guaranteed by (a) Holdings, (b) the U.S. Borrowers and (c) the U.K. Borrowers;

(b) subject to the ABL Intercreditor Agreement, on or prior to the Closing Date, (i) the Collateral Agent shall have received (A) a pledge of all the issued and outstanding Equity Interests of the Borrower, (B) a pledge of all the issued and outstanding Equity Interests of any Domestic Subsidiary (other than any Qualified CFC Holding Company directly owned by Holdings or any a U.S. Borrower and any Excluded Subsidiary) owned on the Closing Date directly by Holdings or any U.S. Borrower and (C) a pledge of 100% of the issued and outstanding non-voting Equity Interests and 65% of the issued and outstanding voting Equity Interests of each (1) Foreign Subsidiary directly owned by Holdings or any U.S. Borrower and (2) each Qualified CFC Holding Company directly owned by Holdings or any U.S. Borrower (other than Excluded Subsidiaries) and (ii) the Collateral Agent (or a bailee on behalf of the Collateral Agent) shall have received all certificates or other instruments (if any) representing such pledged Equity Interests referred to in clause (i) above, together with stock powers or other instruments of transfer with respect thereto endorsed in blank;

(c) (i) subject to the ABL Intercreditor Agreement, any Indebtedness that is evidenced by a promissory note or an instrument that is owing to any Credit Party in excess of the greater of (a) $23,000,000 and (b) 10% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time such promissory note or instrument is executed (other than (A) intercompany current liabilities incurred in the ordinary course of business in connection with the cash management operations of the Borrowers and the Subsidiaries or (B) to the extent that a pledge of such promissory note or instrument would violate applicable law) shall have been pledged pursuant to the U.S. Collateral Agreement or the U.K. Security Documents (or other applicable Security Document as reasonably required by the Collateral Agent (acting at the written direction of Required Lenders)), and (ii) the Collateral Agent (or a bailee on behalf of the Collateral Agent) shall have received all such promissory notes or instruments, together with note powers or other instruments of transfer with respect thereto endorsed in blank (to the extent required in the relevant jurisdiction in order to perfect such security interest);

(d) (i) in the case of any Person acquired or formed after the Closing Date that is a Domestic Subsidiary of Holdings, the Administrative Agent shall have received a Joinder Agreement of such Person to this Agreement and a supplement to the U.S. Collateral Agreement, substantially in the form specified therein, duly executed and delivered on behalf of such Domestic Subsidiary and (ii) in the case of any Person organized under the laws of England and Wales that becomes a Subsidiary after the Closing Date, the Administrative Agent shall have received a Joinder Agreement of such Person to this Agreement and a supplement to the U.K. Security Documents, in form and substance reasonably satisfactory to the Administrative Agent and, in each case of clauses (i) and (ii) above, such other documents, including, but not limited to, legal opinions (in respect of Domestic Subsidiaries only) and secretary’s certificates reasonably requested by the Administrative Agent (to the extent applicable in the relevant jurisdiction);

(e) in the case of any Foreign Subsidiary that becomes directly owned by Holdings or a U.S. Borrower after the Closing Date, subject to the limitations set forth in the proviso in paragraph (f) below and in Section 9.14, the Collateral Agent shall have received, as promptly as practicable following such event, a Foreign Pledge Agreement, duly executed and delivered on behalf of such Foreign Subsidiary and the direct parent company of such Foreign Subsidiary;

(f) after the Closing Date, subject to the limitations set forth in Section 5.10(g) and (h) (i) all the outstanding Equity Interests of (A) any Person that becomes a U.S. Borrower after the Closing Date and (B) all the Equity Interests that are acquired by Holdings or any U.S. Borrower after the Closing Date shall have been pledged pursuant to the U.S. Collateral Agreement or a Foreign Pledge Agreement; provided, that in no event shall more than 100% of the issued and outstanding non-voting Equity Interests and 65% of the issued and outstanding voting Equity Interests of (1) any Foreign Subsidiary directly owned by Holdings or a U.S. Borrower or (2) any Qualified CFC Holding Company directly owned by Holdings or a U.S. Borrower be pledged to secure the Obligations, and in no event shall any of the issued and outstanding Equity Interests of (x) any Foreign Subsidiary that is not directly owned by Holdings or a U.S. Borrower or (y) any Qualified CFC Holding Company that is not directly owned by Holdings or a U.S. Borrower be pledged to secure the Obligations, and (ii) subject to the Intercreditor Agreement, to the extent necessary or advisable for perfection (or the priority thereof) in the relevant jurisdiction, the Collateral Agent (or a bailee on behalf of the Collateral Agent) shall have received all certificates or other instruments (if any) representing such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank;

(g) except as otherwise contemplated by any Security Document, all documents and instruments, including Uniform Commercial Code financing statements (or equivalent filings under the laws of England and Wales) and intellectual property security agreements, or actions required by law or reasonably requested by the Collateral Agent (acting at the written direction of Required Lenders) to be delivered, filed, registered, recorded or taken to create the Liens intended to be created by the Security Documents (in each case, including any supplements thereto) and perfect such Liens to the extent required by, and with the priority required by, the Security Documents, shall have been filed, registered or recorded or arrangements shall have been made by the Borrower for filing, registration or the recording concurrently with, or promptly following, the execution and delivery of each such Security Document;

(h) on or prior to the Closing Date (or such later date as determined by the Collateral Agent acting at the written direction of the Required Lenders), the Collateral Agent shall have received evidence of the insurance required by the terms of this Agreement;

(i) except as otherwise contemplated by any Security Document, each Credit Party shall have obtained all consents and approvals required to be obtained by it in connection with (i) the execution and delivery of all Security Documents (or supplements thereto) to which it is a party and the granting by it of the Liens thereunder and (ii) the performance of its obligations thereunder;

(j) (i) with respect to deposit accounts and investment accounts existing on the Closing Date, and (ii) in the case of any deposit account or investment account opened or acquired on or after the Closing Date or owned by any Person that becomes a Credit Party on or after the Closing Date, within forty-five (45) days following such opening or acquisition (or such longer time period as agreed by the Administrative Agent in its reasonable discretion), each applicable Credit Party shall enter into Control Arrangements over each such deposit account or investment account maintained by such Credit Party, other than, in each case, Excluded Accounts; and

(k) after the Closing Date, the Collateral Agent shall have received (i) such other Security Documents as may be required to be delivered pursuant to Section 9.14, and (ii) upon reasonable request by the Collateral Agent, evidence of compliance with any other requirements of Section 9.14.

“Commitment Fee” shall have the meaning provided in Section 4.1(a).

“Commitment Fee Rate” shall mean (i) 0.375% per annum if Global Exposure is less than 50% of the Commitments then in effect or (ii) 0.25% per annum if Global Exposure is greater than or equal to 50% of the Commitments then in effect.

“Commitments” shall mean, with respect to each Lender (to the extent applicable), such Lender’s Revolving Credit Commitment or Incremental Revolving Commitment. The amount of each Lender’s Commitment is set forth on Schedule 1.1(b), or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The aggregate amount of all Commitments on the Closing Date is $75,000,000.

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Communications” shall have the meaning provided in Section 13.17.

“Confidential Information” shall have the meaning provided in Section 13.16.

“Consolidated Depreciation and Amortization Expense” shall mean with respect to any Person for any period, the total amount of depreciation and amortization expense, including the amortization of deferred financing fees or costs, debt issuance costs, commissions, fees, and expenses, capitalized expenditures (including Capitalized Software Expenditures), customer acquisition costs, the amortization of original issue discount resulting from the issuance of Indebtedness at less than par and incentive payments, conversion costs, and contract acquisition costs of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP.

“Consolidated EBITDA” shall mean, with respect to any Person and its Restricted Subsidiaries on a consolidated basis for any period, the Consolidated Net Income of such Person for such period:

(i) increased (without duplication) by:

(a) Taxes paid (including pursuant to any Tax sharing arrangements) and provisions for Taxes of such Person and its Restricted Subsidiaries, including, in each case federal, state, provincial, local, foreign, unitary, franchise, excise, property, withholding, use and similar Taxes, including any penalties and interest, plus, without duplication, tax distributions paid or accrued during such period, plus

(b) Fixed Charges of such Person for such period (including (1) net losses on Hedging Obligations or other derivative instruments entered into for the purpose of hedging interest rate risk and (2) costs of surety bonds in connection with financing activities, in each case, to the extent included in Fixed Charges), together with items excluded from the definition of Consolidated Interest Expense and any non-cash interest expense, in each case to the extent the same were deducted (and not added back) in calculating such Consolidated Net Income, plus

(c) Consolidated Depreciation and Amortization Expense of such Person for such period to the extent the same were deducted (and not added back) in computing Consolidated Net Income, plus

(d) any expenses, fees, charges, or losses (other than depreciation or amortization expense) related to or incurred in connection with any equity issuance, including, without limitation, an IPO (including any one-time expenses of the Borrower, Holdings or any Parent Entity relating to the enhancement of accounting functions or other transactions costs associated with becoming a public company), Permitted Investment, Restricted Payment, acquisition, disposition, recapitalization, or the incurrence of Indebtedness permitted to be incurred by this Agreement (including a refinancing thereof) (whether or not successful and including any such transaction consummated prior to the Closing Date), including (1) such fees, expenses, or charges related to the incurrence of the Term Loans and the Loans hereunder and all Transaction Expenses, (2) such fees, expenses, or charges related to the offering of the Credit Documents and any other credit facilities, or debt issuances, (3) any amendment or other modification of the Term Loans, the Loans hereunder or thereunder, or other Indebtedness, (4) cash payments made to holders of equity-based and other non-cash compensation obligations of any Acquired Entity or Business to settle and terminate all rights of such holders existing as of or arising after the acquisition thereof on account of such equity-based and non-cash compensation and (5) costs associated with directors’ and officers’ run-off insurance policies, in each case, deducted (and not added back) in computing Consolidated Net Income, plus

(e) any non-cash charges, including any write offs, write downs, expenses, losses, or items to the extent the same were deducted (and not added back) in computing Consolidated Net Income (provided that if any such non-cash charges represent an accrual or reserve for potential cash items in any future period, (i) the Borrower may elect not to add back such non-cash charge in the current period and (ii) to the extent the Borrower elects to add back such non-cash charge, the cash payment in respect thereof in such future period shall be deducted from Consolidated EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period), plus

(f) the amount of any net income (loss) attributable to non-controlling interests in any non-Wholly-Owned Subsidiary deducted (and not added back) in such period in calculating Consolidated Net Income, plus

(g) the amount of management, monitoring, consulting, and advisory fees (including termination fees) and related indemnities and expenses paid or accrued in such period to the Sponsor or any of its Affiliates or any members of the board of directors (or equivalent thereof) of the Borrower (or Parent Entity thereof) or any Restricted Subsidiary, plus

(h) costs of surety bonds incurred in such period in connection with financing activities, plus

(i) the amount of reasonably identifiable and factually supportable “run-rate” cost savings, operating expense reductions, operating enhancements, operating improvements , revenue enhancements and synergies related to (A) the Transactions and (B) after the Closing Date, permitted asset sales, mergers or other business combinations, acquisitions, Investments, dispositions or divestitures, operating improvements and expense reductions, restructurings, cost saving initiatives and certain other similar initiatives and specified transactions, in each case, net of the amount of actual benefits realized prior to or during such period from such actions (which cost savings, operating expense reductions, operating enhancements, operating improvements, revenue enhancements and synergies shall be calculated on a Pro Forma Basis as though such cost savings, operating expense reductions, operating enhancements, operating improvements, revenue enhancements or synergies had been realized on the first day of such period); provided that, with respect to clause (B), such cost savings, operating expense reductions, operating enhancements, operating improvements, revenue enhancements and synergies are projected by the Borrower in good faith to result from actions either taken or expected to be taken within 36 months of the determination to take such action, plus

(j) the amount of loss or discount on sale of receivables and related assets to the Receivables Subsidiary in connection with a Receivables Facility, plus

(k) any costs or expense incurred by the Borrower or a Restricted Subsidiary pursuant to any management equity plan or stock option or phantom equity plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that (i) such cost or expenses are funded with cash proceeds contributed to the capital of the Borrower or net cash proceeds of an issuance of Equity Interests of the Borrower (other than Disqualified Stock) and (ii) the Borrower or a Restricted Subsidiary pays any cash bonus with respect to any of the foregoing, plus

(l) the amount of expenses relating to payments made to option, phantom equity or profits interest holders of the Borrower or any of its any direct or indirect subsidiaries or Parent Entity in connection with, or as a result of, any distribution being made to equity holders of such Person or its Parent Entity, which payments are being made to compensate such option, phantom equity or profits interest holders as though they were equity holders at the time of, and entitled to share in, such distribution, in each case to the extent permitted under this Agreement and expenses relating to distributions made to equity holders of such Person or its direct or indirect parent companies resulting from the application of Financial Accounting Standards Codification Topic 718 – Compensation – Stock Compensation (formerly Financial Accounting Standards Board Statement No. 123 (Revised 2004)), plus

(m) with respect to any joint venture that is not a Restricted Subsidiary, an amount equal to the proportion of those items described in clauses (a) and (c) above relating to such joint venture corresponding to the Borrower’s and the Restricted Subsidiaries’ proportionate share of such joint venture’s Consolidated Net Income (determined as if such joint venture were a Restricted Subsidiary), plus

(n) cash receipts (or any netting arrangements resulting in reduced cash expenses) not included in Consolidated EBITDA in any period solely to the extent that the corresponding non-cash gains relating to such receipts were deducted in the calculation of Consolidated EBITDA pursuant to paragraph (ii) below for any previous period and not added back, plus

(o) to the extent not already included in the Consolidated Net Income, (1) any expenses and charges that are reimbursed by indemnification or other similar provisions in connection with any investment or any sale, conveyance, transfer, or other Asset Sale of assets permitted hereunder and (2) to the extent covered by insurance and actually reimbursed, or, so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of the determination by the Borrower that there exists such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days), expenses with respect to liability or casualty events or business interruption, plus

(p) other add-backs and adjustments of the type reflected in the Sponsor Model, plus

(q) any net pension or other post-employment benefit costs representing amortization of unrecognized prior service costs, actuarial losses, including amortization of such amounts arising in prior periods, amortization of the unrecognized net obligation (and loss or cost) existing at the date of initial application of FASB Accounting Standards Codification Topic 715–Compensation—Retirement Benefits, and any other items of a similar nature, plus

(r) the amount of any cash received in such period in respect of membership program fees in excess of the amount of membership revenue recognized for such period, plus

(s) (i) any costs or expenses incurred by the Borrower or a Restricted Subsidiary in connection with the opening of a new store or similar facility; and (ii) the amount of reasonably identifiable and factually supportable “run-rate” EBITDA (calculated on a pre-tax basis) that is projected by the Borrower in good faith to be derived from the opening of a new store or similar facility (calculated on a Pro Forma Basis as though such EBITDA had been realized on the first day of such period) within 36 months of the opening of such new store or similar facility net of the amount of actual earnings realized prior to or during such period from the opening of such new store or facility; plus

(t) adjustments consistent with Regulation S-X or contained in a quality of earnings report made available to the Administrative Agent conducted by financial advisors (which are either nationally recognized or reasonably acceptable to the Administrative Agent (it being understood and agreed that any of the “Big Four” accounting firms are acceptable)); plus

(u) the net amount, if any, of the difference between (to the extent the amount in the following clause (i) exceeds the amount in the following clause (ii)): (i) the deferred revenue of such Person and its Restricted Subsidiaries as of the last day of such period and (ii) the deferred revenue such Person and its Restricted Subsidiaries as of the date that is twelve months prior to the last day of such period, in each case calculated in a manner consistent with such Person’s past practices and without giving effect to any purchase accounting adjustment; plus

(v) amortization of development advance payments which were made with the objective of increasing the number of customers or improving customer loyalty;

provided that, for the purposes of determining the Designated Fixed Charge Coverage Ratio (and, for the avoidance of doubt, determining Consolidated EBITDA as used therein): (1) the following shall be disregarded: (A) “revenue enhancements” as set forth in clause (i) and (B) clauses (s)(ii) and (v), (2) the amount of “run-rate” cost savings, operating expense reductions, operating enhancements, operating improvements and synergies added back to Consolidated EBITDA pursuant to clause (i)(B) (other than any of the foregoing that result from the Transactions, are in compliance with Regulation S-X and/or, to the extent resulting from a Permitted Acquisition or similar Investment, that are specified in a quality of earnings report in connection therewith) shall not exceed 25% of Consolidated EBITDA (calculated after giving effect to such addbacks) and (3) with respect to the proviso to clause (i), “36” shall be replaced with “18”;

(ii) decreased by (without duplication), (a) non-cash gains increasing Consolidated Net Income of such Person for such period, excluding any non-cash gains which represent the reversal of any accrual of, or cash reserve for, anticipated cash charges that reduced Consolidated EBITDA in any prior period other than non-cash gains relating to the application of Financial Accounting Standards Codification Topic 842 – Leases (formerly Financial Accounting Standards Codification Topic 840); provided that, to the extent non-cash gains are deducted pursuant to this clause (ii)(a) for any previous period and not otherwise added back to Consolidated EBITDA, Consolidated EBITDA shall be increased by the amount of any cash receipts (or any netting arrangements resulting in reduced cash expenses) in respect of such non-cash gains received in subsequent periods to the extent not already included therein, (b) the amount of membership revenue recognized for such period in excess of the amount of any cash received in such period in respect of membership program fees and (c) the net amount, if any, of the difference between (to the extent the amount in the following clause (i) exceeds the amount in the following clause (ii)): (i) the deferred revenue of such Person and its Restricted Subsidiaries as of the date that is twelve months prior to the last day of such period and (ii) the deferred revenue of such Person and its Restricted Subsidiaries as of the last day of such period, in each case calculated in a manner consistent with such Person’s past practices and without giving effect to any purchase accounting adjustment, plus

(iii) increased or decreased by (without duplication):

(a) any net gain or loss resulting in such period from currency gains or losses related to Indebtedness, intercompany balances, and other balance sheet items, plus or minus, as the case may be, and

(b) any net gain or loss resulting in such period from Hedging Obligations, and the application of Financial Accounting Standards Codification Topic 815 – Derivatives and Hedging (ASC 815) (formerly Financing Accounting Standards Board Statement No. 133), and its related pronouncements and interpretations, or the equivalent accounting standard under GAAP or an alternative basis of accounting applied in lieu of GAAP.

For the avoidance of doubt:

(i) to the extent included in Consolidated Net Income, there shall be excluded in determining Consolidated EBITDA for any period any adjustments resulting from the application of ASC 815 and its related pronouncements and interpretations, or the equivalent accounting standard under GAAP or an alternative basis of accounting applied in lieu of GAAP,

(ii) there shall be included in determining Consolidated EBITDA for any period, without duplication, (1) the Acquired EBITDA of any Person or business, or attributable to any property or asset acquired by the Borrower or any Restricted Subsidiary during such period (but not the Acquired EBITDA of any related Person or business or any Acquired EBITDA attributable to any assets or property, in each case to the extent not so acquired) to the extent not subsequently sold, transferred, abandoned, or otherwise disposed by the Borrower or such Restricted Subsidiary during such period (each such Person, business, property, or asset acquired and not subsequently so disposed of, an “Acquired Entity or Business”) and the Acquired EBITDA of any Unrestricted Subsidiary that is converted into a Restricted Subsidiary during such period (each, a “Converted Restricted Subsidiary”), based on the actual Acquired EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary for such period (including the portion thereof occurring prior to such acquisition or conversion) and (2) an adjustment in respect of each Acquired Entity or Business equal to the amount of the Pro Forma Adjustment with respect to such Acquired Entity or Business for such period (including the portion thereof occurring prior to such acquisition); and

(iii) to the extent included in Consolidated Net Income, there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business, or asset sold, transferred, abandoned, or otherwise disposed of, closed or classified as discontinued operations by the Borrower or any Restricted Subsidiary during such period (each such Person, property, business, or asset so sold or disposed of, a “Sold Entity or Business”), and the Disposed EBITDA of any Restricted Subsidiary that is converted into an Unrestricted Subsidiary during such period (each, a “Converted Unrestricted Subsidiary”) based on the actual Disposed EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary for such period (including the portion thereof occurring prior to such sale, transfer, or disposition or conversion); provided that for the avoidance of doubt, notwithstanding any classification under GAAP of any Person or business in respect of which a definitive agreement for the disposition thereof has been entered into as discontinued operations, the Disposed EBITDA of such Person or business shall not be excluded pursuant to this paragraph until such disposition shall have been consummated.

Unless expressly specified otherwise or required by context, references in this Agreement to Consolidated EBITDA shall refer to the Consolidated EBITDA of the Borrower and its Restricted Subsidiaries.

“Consolidated First Lien Secured Debt” shall mean Consolidated Total Debt as of such date that is not Subordinated Indebtedness and is secured by a Lien on the Collateral that ranks on an equal priority basis (but without regard to the control of remedies) with Liens on the Collateral securing the Obligations or the First Lien Obligations. For the avoidance of doubt, any Indebtedness under the ABL Facility or the Term Loan Credit Documents shall constitute Consolidated First Lien Secured Debt.

“Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio” shall mean, as of any date of determination, the ratio of (i) Consolidated First Lien Secured Debt as of such date of determination, minus any outstanding Revolving Loans that were used to finance working capital needs of the Borrower and its Subsidiaries (as reasonably determined by the Borrower in its reasonable discretion), minus unrestricted cash and Cash Equivalents, in each case, free and clear of all Liens other than Permitted Liens (provided that cash and Cash Equivalents subject to a Permitted Lien shall be deemed to be unrestricted for purposes of calculating the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio) to (ii) Consolidated EBITDA of the Borrower for the Test Period most recently ended on or prior to such date of determination, in each case with such pro forma adjustments to Consolidated First Lien Secured Debt and Consolidated EBITDA as are appropriate and consistent with the pro forma adjustment provisions set forth in Section 1.12.

“Consolidated Interest Expense” shall mean the sum of cash interest expense (including that attributable to Capitalized Lease Obligations), net of cash interest income of such Person and its Restricted Subsidiaries with respect to all outstanding Indebtedness of such Person and its Restricted Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under hedging agreements, but excluding, for the avoidance of doubt, (a) amortization of deferred financing costs, debt issuance costs, commissions, fees and expenses and any other amounts of non-cash interest (including as a result of the effects of acquisition method accounting or pushdown accounting), (b) non-cash interest expense attributable to the movement of the mark-to-market valuation of Indebtedness or obligations under Hedging Obligations or other derivative instruments pursuant to FASB Accounting Standards Codification Topic 815 – Derivatives and Hedging, (c) any one-time cash costs associated with breakage in respect of hedging agreements for interest rates, (d) commissions, discounts, yield, make-whole premium and other fees and charges (including any interest expense) incurred in connection with any Receivables Facility, (e) any “additional interest” owing pursuant to a registration rights agreement with respect to any securities, (f) any payments with respect to make-whole premiums or other breakage costs of any Indebtedness, including, without limitation, any Indebtedness issued in connection with the Transactions, (g) penalties and interest relating to taxes, (h) accretion or accrual of discounted liabilities not constituting Indebtedness, (i) interest expense attributable to a direct or indirect parent entity resulting from push-down accounting, (j) any expense resulting from the discounting of Indebtedness in connection with the application of recapitalization or purchase accounting, and (k) any interest expense attributable to the exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential), with respect thereto and with respect to the Transactions, any acquisition or Investment permitted hereunder, all as calculated on a consolidated basis.

For purposes of this definition, interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capitalized Lease Obligation or the incremental borrowing rate of such Capitalized Lease Obligations, in each case, in accordance with GAAP.

“Consolidated Net Income” shall mean, with respect to any Person for any period, the aggregate of the Net Income, of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, and on an after-tax basis to the extent appropriate, and otherwise determined in accordance with GAAP; provided that, without duplication,

(i) extraordinary, non-recurring or unusual gains or losses (less all fees and expenses relating thereto) or expenses (including any unusual or non-recurring operating expenses directly attributable to the implementation of cost savings initiatives and any accruals or reserves in respect of any extraordinary, non- recurring or unusual items), severance, relocation costs, consulting costs, integration and facilities’ or bases’ opening costs and other business optimization expenses (including related to new product introductions, non-recurring product and intellectual property development and other strategic or cost savings initiatives), restructuring charges, accruals or reserves (including restructuring and integration costs related to acquisitions and adjustments to existing reserves), whether or not classified as restructuring expense on the consolidated financial statements, signing costs, retention or completion bonuses, other executive recruiting and retention costs, transition costs, duplicative running costs, costs related to closure/consolidation of facilities or bases and curtailments or modifications to pension and post-retirement employee benefit plans (including any settlement of pension liabilities and charges resulting from changes in estimates, valuations and judgments), shall be excluded,

(ii) the Net Income for such period shall not include the cumulative effect of a change in accounting principles and changes as a result of the adoption or modification of accounting policies during such period, shall be excluded,

(iii) any gain (loss) (less all fees and expenses relating thereto) on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business but including bulk subscriber contract sales) or discontinued operations (but if such operations are classified as discontinued due to the fact that they are subject to an agreement to dispose of such operations, only when and to the extent such operations are actually disposed of), shall be excluded,

(iv) any effect of gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions or abandonments other than in the ordinary course of business, as determined in good faith by the board of directors (or analogous governing body) of the Borrower, shall be excluded,

(v) the Net Income for such period of any Person that is not the Borrower or a Subsidiary, or that is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, shall be excluded; provided that Consolidated Net Income of the Borrower shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash or Cash Equivalents) to the referenced Person or Restricted Subsidiary thereof in respect of such period,

(vi) [reserved]

(vii) effects of adjustments (including the effects of such adjustments pushed down to the Borrower and the Restricted Subsidiaries) in any line item in such Person’s consolidated financial statements required or permitted by Financial Accounting Standards Codification Topic 805 – Business Combinations and Topic 350 – Intangibles-Goodwill and Other (ASC 805 and ASC 350) (formerly Financial Accounting Standards Board Statement Nos. 141 and 142, respectively) resulting from the application of purchase accounting, including in relation to the Transactions and any acquisition that is consummated after the Closing Date or the amortization or write-off of any amounts thereof, net of taxes, shall be excluded,

(viii) (a) any effect of income (loss) from the early extinguishment or conversion of Indebtedness or Hedging Obligations or other derivative instruments (including deferred financing costs written off and premiums paid), (b) any non-cash income (or loss) related to currency gains or losses related to Indebtedness, intercompany balances, and other balance sheet items and to Hedging Obligations pursuant to ASC 815 (or such successor provision), and (c) any non-cash expense, income, or loss attributable to the movement in mark-to-market valuation of foreign currencies, Indebtedness, or derivative instruments pursuant to GAAP, shall be excluded,

(ix) any impairment charge, asset write-off, or write-down pursuant to ASC 350 and Financial Accounting Standards Codification Topic 360 – Impairment and Disposal of Long-Lived Assets (ASC 360) (formerly Financial Accounting Standards Board Statement No. 144) and the amortization of intangibles arising pursuant to ASC 805 shall be excluded,

(x) (a) any non-cash compensation expense recorded from or in connection with any share-based compensation arrangements including stock appreciation or similar rights, phantom equity, stock options, restricted stock, capital or profits interests or other rights to officers, directors, managers, or employees and (b) non-cash income (loss) attributable to deferred compensation plans or trusts, shall be excluded,

(xi) any fees and expenses incurred during such period, or any amortization thereof for such period, in connection with any acquisition, Investment, recapitalization, Asset Sale, issuance or repayment of Indebtedness, issuance of Equity Interests, refinancing transaction or amendment or modification of any debt instrument (in each case, including any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed) and any charges or non-recurring merger costs incurred during such period as a result of any such transaction shall be excluded,

(xii) accruals and reserves (including contingent liabilities) that are established or adjusted within twelve months after the Closing Date that are so required to be established as a result of the Transactions in accordance with GAAP, or changes as a result of adoption or modification of accounting policies, shall be excluded,

(xiii) to the extent covered by insurance or indemnification and actually reimbursed, or, so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer or indemnifying party and only to the extent that such amount is (a) not denied by the applicable carrier or indemnifying party in writing within 180 days and (b) in fact reimbursed within 365 days of the date of the determination by the Borrower that there exists such evidence (with a deduction for any amount so added back to the extent not so reimbursed within 365 days), losses and expenses with respect to liability or casualty events or business interruption shall be excluded,

(xiv) any deferred tax expense associated with tax deductions or net operating losses arising as a result of the Transactions, or the release of any valuation allowance related to such items, the one-time impact of any changes in tax laws and regulations and one-time releases of valuation allowances on net operating losses, shall be excluded,

(xv) any costs or expenses incurred during such period relating to environmental remediation, litigation, or other disputes in respect of events and exposures that occurred prior to the Closing Date shall be excluded,

(xvi) costs associated with, or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith and Public Company Costs shall be excluded,

(xvii) any adjustments resulting from the application of Financial Accounting Standards Codification Topic 460 – Guarantees (ASC 460), or any comparable regulation, shall be excluded, and

(xviii) earn-out and contingent consideration obligations (including to the extent accounted for as a bonus or otherwise) and adjustments thereof and purchase price adjustments, shall be excluded.

“Consolidated Senior Secured Debt” shall mean Consolidated Total Debt as of such date that is not Subordinated Indebtedness and is secured by a Lien on the Collateral.

“Consolidated Senior Secured Debt to Consolidated EBITDA Ratio” shall mean, as of any date of determination, the ratio of (i) Consolidated Senior Secured Debt as of such date of determination, minus any outstanding Revolving Loans that were used to finance working capital needs of the Borrower and its Subsidiaries (as reasonably determined by the Borrower in its reasonable discretion), minus unrestricted cash and Cash Equivalents, in each case, free and clear of all Liens other than Permitted Liens (provided that cash and Cash Equivalents subject to a Permitted Lien shall be deemed to be unrestricted for purposes of calculating the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio) to (ii) Consolidated EBITDA of the Borrower for the Test Period most recently ended on or prior to such date of determination, in each case with such pro forma adjustments to Consolidated Senior Secured Debt and Consolidated EBITDA as are appropriate and consistent with the pro forma adjustment provisions set forth in Section 1.12.

“Consolidated Total Assets” shall mean, as of any date of determination, the amount that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on the most recent consolidated balance sheet of the Borrower and the Restricted Subsidiaries at such date.

“Consolidated Total Debt” shall mean, as at any date of determination, an amount equal to the sum of the aggregate amount of all outstanding Indebtedness of the Borrower and the Restricted Subsidiaries on a consolidated basis, consisting of Indebtedness for borrowed money, Capitalized Lease Obligations and debt obligations evidenced by promissory notes and similar instruments (and excluding, for the avoidance of doubt, Hedging Obligations); provided that Consolidated Total Debt shall not include (i) Letters of Credit, except to the extent of any Letters of Credit for which any payment or disbursement has been made by any Letter of Credit Issuer or (ii) Indebtedness arising in respect of the provision of virtual account numbers, credit cards, gift cards and other funds transfer liabilities in the ordinary course of business.

“Consolidated Total Debt to Consolidated EBITDA Ratio” shall mean, as of any date of determination, the ratio of (i) Consolidated Total Debt as of such date of determination, minus any outstanding Revolving Loans that were used to finance working capital needs of the Borrower and its Subsidiaries (as reasonably determined by the Borrower in its reasonable discretion), minus unrestricted cash and Cash Equivalents, in each case, free and clear of all Liens other than Permitted Liens, (provided that cash and Cash Equivalents subject to a Permitted Lien shall be deemed to be unrestricted for purposes of calculating the Consolidated Total Debt to Consolidated EBITDA Ratio) to (ii) Consolidated EBITDA of the Borrower for the Test Period most recently ended on or prior to such date of determination, in each case with such pro forma adjustments to Consolidated Total Debt and Consolidated EBITDA as are appropriate and consistent with the pro forma adjustment provisions set forth in Section 1.12.

“Contingent Obligations” shall mean, with respect to any Person, any obligation of such Person guaranteeing any leases, dividends, or other payment obligations that do not constitute Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (a) for the purchase or payment of any such primary obligation or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, or (iii) to purchase property, securities, or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof.

“Contractual Requirement” shall have the meaning provided in Section 8.3.

“Converted Restricted Subsidiary” shall have the meaning provided in the definition of the term Consolidated EBITDA.

“Converted Unrestricted Subsidiary” shall have the meaning provided in the definition of the term Consolidated EBITDA.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and “Controlling” and “Controlled” shall have meanings correlative thereto.

“Control Arrangement” means a (i) control agreement, (ii) in relation to the U.K. Borrowers party to the U.K. Security Agreements, equivalent arrangements to a control agreement under the U.K. Security Documents or (iii) a similar agreement or arrangement under applicable law, in form and substance satisfactory to the Administrative Agent, executed and delivered by Borrower or one of its Subsidiaries, the Collateral Agent, and the applicable securities intermediary (with respect to a securities account) or bank (with respect to a deposit account).

“Controlled Deposit Account” shall mean (i) each deposit account (including all funds on deposit therein) that is the subject of an effective Control Arrangement; and (ii) in relation to the U.K. Borrowers party to the U.K. Security Documents, the meaning given to the term “Account” in the U.K. Security Agreements (other than a “Blocked Account” as defined in the U.K. Security Agreements).

“Controlled Securities Account” shall mean each securities account or commodity account (including all financial assets held therein and all certificates and instruments, if any, representing or evidencing such financial assets) that is the subject of an effective Control Arrangement.

“Covenant Trigger Period” shall mean any period (a) commencing on the date upon which Excess Global Availability is less than the greater of (x) 10.0% of the Global Line Cap as then in effect and (y) 10.0% of the Commitments as then in effect and (b) ending on the date upon which Excess Global Availability shall have been greater than or equal to the greater of (x) 10.0% of the Global Line Cap as then in effect and (y) 10.0% of the Commitments as then in effect for a period of twenty (20) consecutive calendar days; provided that the amounts calculated pursuant to clauses (a)(y) and (b)(y) above shall in no case be less than $5,000,000.

“Covered Entity” shall mean (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” shall have the meaning provided in Section 13.25.

“Credit Card Agreements” shall mean all agreements or notices, each in form and substance reasonably satisfactory to the Administrative Agent (at the direction of the Required Lenders), now or hereafter entered into by any Credit Party with any credit card issuer or any credit card processor, as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, each in form and substance reasonably satisfactory to the Administrative Agent (at the direction of the Required Lenders).

“Credit Card Receivables” shall mean, collectively all present and future rights of Credit Parties to payment from (a) any major credit card issuer or major credit card processor arising from sales of goods or rendition of services to customers who have purchased such goods or services using a credit or debit card and (b) any major credit card issuer or major credit card processor in connection with the sale or transfer of Accounts arising pursuant to the sale of goods or rendition of services to customers who have purchased such goods or services using a credit card or a debit card, including, but not limited to, all amounts at any time due or to become due from any major credit card issuer or major credit card processor pursuant to a Credit Card Agreement or otherwise.

“Credit Documents” shall mean this Agreement, the Second Amendment, each Joinder Agreement, each Incremental Facility Amendment, the Security Documents, and any promissory notes issued by the Borrowers pursuant hereto.

“Credit Event” shall mean and include the making (but not the conversion or continuation) of a Loan and the issuance of a Letter of Credit.

“Credit Facilities” shall mean, collectively, each category of Commitments and each extension of credit hereunder.

“Credit Facility” shall mean a category of Commitments and extensions of credit thereunder.

“Credit Party” shall mean the Borrowers and the Guarantors.

“Cure Amount” shall have the meaning provided in Section 11.4.

“Cure Period” shall have the meaning provided in Section 11.1(c)(i).

“Cure Right” shall have the meaning provided in Section 11.4.

“Default” shall mean any event, act, or condition that with notice or lapse of time, or both, would constitute an Event of Default.

“Default Rate” shall have the meaning provided in Section 2.8(c).

“Default Right” shall have the meaning assigned to such term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulting Lender” shall mean any Lender whose acts or failure to act, whether directly or indirectly, cause it to meet any part of the definition of Lender Default.

“deposit account” shall have the meaning provided in the Uniform Commercial Code in the state of New York.

“Derivative Counterparty” shall have the meaning provided in Section 13.16.

“Designated Fixed Charge Coverage Ratio” shall mean the ratio of (a) (1) Consolidated EBITDA minus (2) taxes based on income, profits or capital, including federal, foreign, state, franchise, excise and similar taxes (including in respect of repatriated funds), net of cash refunds received, of the Borrower and its Restricted Subsidiaries paid in cash during such Test Period minus (3) Capital Expenditures paid in cash during the applicable Test Period (other than Financed Capital Expenditures) to (b) (1) Designated Interest Expense payable in cash during such period (and to the extent not included in Designated Interest Expense, all cash dividend payments (excluding items eliminated in consolidation) on any series of preferred stock (including any Designated Preferred Stock) or Disqualified Stock of the Borrower and the Subsidiaries made during such period) net of interest income of the Borrower and the Subsidiaries for such period plus (2) the aggregate amount of scheduled principal payments in respect of long term Consolidated Total Debt of the Borrower and its Restricted Subsidiaries made during such period (other than payments made by the Borrower or any Restricted Subsidiary to the Borrower or a Restricted Subsidiary), all calculated for such period for the Borrower and its Restricted Subsidiaries on a consolidated basis.

“Designated Hedging Reserve” shall mean, as of any date, such reserves as the Administrative Agent determines in its Permitted Discretion to reflect (and in no event to exceed) the then aggregate outstanding mark-to-market (“MTM”) exposure owed by the relevant Credit Parties to all Qualified Counterparties under all Hedge Agreements. Such exposure shall be the sum of the positive aggregate MTM values to each Qualified Counterparty of all Hedge Agreements with such Qualified Counterparty outstanding at the time of the relevant calculation. The aggregate MTM value to a Qualified Counterparty of all Hedge Agreements with such Qualified Counterparty shall be calculated (1) on a net basis by taking into account the netting provision contained in the ISDA Master Agreement (or other similar agreement) with such Qualified Counterparty and (2) if applicable, by taking into account any master netting agreement or arrangement in place among such Qualified Counterparty, any Subsidiary or Affiliate thereof that is also party to a Hedge Agreement and the relevant Credit Party, in which case the positive aggregate MTM value of all relevant Hedge Agreements to such Qualified Counterparty and such Subsidiaries or Affiliates who are parties to such master netting agreements shall be calculated in respect of all of the relevant Hedge Agreements on a net basis across all such Hedge Agreements; provided that the Borrower, upon request, provides to the Administrative Agent a copy of the master netting agreement. In calculating the positive aggregate MTM value to a Qualified Counterparty, the value of collateral (other than any Collateral) posted to such Qualified Counterparty in respect of such Hedge Agreements shall be taken into account, such that the value of such collateral shall reduce the MTM value of such Hedge Agreements that is out-of-the-money to the relevant Credit Party by an amount equal to (i) the amount of cash collateral or (ii) the value of non-cash collateral with such value as determined by the relevant Qualified Counterparty or the relevant valuation agent in accordance with the relevant credit support annex or other collateral agreement (for the avoidance of doubt, taking into account any haircut provision applicable to such noncash collateral), provided that the Borrower shall provide any supporting documentation for such value as may be reasonably requested by the Administrative Agent. For the avoidance of doubt, if the MTM value of all Hedge Agreements with a Qualified Counterparty is a negative amount to such Qualified Counterparty (i.e., if all such Hedge Agreements with such Qualified Counterparty are in-the-money to the relevant Credit Party on a net basis), such MTM value shall be treated as zero in calculating the amount of the Designated Hedging Reserves. The MTM value of a Hedge Agreement for this purpose shall be calculated and provided to the Administrative Agent, the relevant Credit Party and the Borrower together with the supporting calculations therefor promptly (but in any case not later than three Business Days) following (x) the last calendar day of each calendar month and (y) such other date on which a request was made by the Administrative Agent, the relevant Credit Party or Borrower, as applicable, for such MTM value, which shall be used by the Administrative Agent in calculating the relevant portion of the Designated Hedging Reserves. If a Qualified Counterparty fails to provide the MTM value of a Hedge Agreement within the relevant timeframe specified above, then the Administrative Agent (I) shall give the Borrower notice thereof within three Business Days from the date such Qualified Counterparty was required to provide such MTM value and (II) shall provide, upon receiving from the Borrower or the relevant Credit Party all of the information reasonably determined by the Administrative Agent as being necessary to determine the MTM value of the relevant Hedge Agreement, a proposed MTM value of the relevant Hedge Agreement within such three Business Day period. If the Borrower does not notify the Administrative Agent within three Business Days from receipt thereof that it does not agree with such MTM value, then the Administrative Agent shall use such MTM value in calculating the relevant portion of the Designated Hedging Reserves.

“Designated Interest Expense” shall mean, with respect to any Person for any period, the sum of (a) gross interest expense of such Person for such period on a consolidated basis, including (i) the amortization of debt discounts, (ii) the amortization of all fees (including fees with respect to Hedge Agreements) payable in connection with the incurrence of Indebtedness to the extent included in interest expense and (iii) the portion of any payments or accruals with respect to Capitalized Lease Obligations allocable to interest expense and (b) capitalized interest of such Person. For purposes of the foregoing, gross interest expense shall be determined after giving effect to any net payments made or received and costs incurred by the Borrower and the Subsidiaries with respect to Hedge Agreements, and interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by the Borrower to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. For the avoidance of doubt, under no circumstances will obligations under or in respect of the Holdings Intercompany Note constitute “Designated Interest Expense” for any purpose hereunder.

“Designated Jurisdiction” shall mean each of (i) the United States of America (or any state thereof or the District of Columbia), (ii) the United Kingdom and (iii) Gibraltar.

“Designated Non-Cash Consideration” shall mean the Fair Market Value of non-cash consideration received by the Borrower or a Restricted Subsidiary in connection with an Asset Sale that is so designated as Designated Non-Cash Consideration pursuant to a certificate of an Authorized Officer of the Borrower, setting forth the basis of such valuation, executed by either a senior vice president or the principal financial officer of the Borrower, less the amount of cash or Cash Equivalents received in connection with a subsequent sale of or collection on or other disposition of such Designated Non-Cash Consideration. A particular item of Designated Non-Cash Consideration will no longer be considered to be outstanding when and to the extent it has been paid, redeemed or otherwise retired or sold or otherwise disposed of in compliance with Section 10.4.

“Designated Preferred Stock” shall mean preferred stock of the Borrower or any direct or indirect parent company of the Borrower (in each case other than Disqualified Stock) that is issued for cash (other than to a Restricted Subsidiary or an employee stock ownership plan or trust established by the Borrower or any of its Subsidiaries) and is so designated as Designated Preferred Stock, pursuant to an officer’s certificate executed by the principal financial officer of the Borrower or the parent company thereof, as the case may be, on the issuance date thereof, the cash proceeds of which are excluded from the calculation set forth in clause (iii) of Section 10.5(a).

“Dilution Factors” shall mean, without duplication, with respect to any period, the aggregate amount of all deductions, credit memos, discounts, returns, adjustments, allowances, bad debt write-offs and other non-cash credits (including all volume discounts, trade discounts and rebates) that are recorded to reduce Accounts of the Borrowers in a manner consistent with current and historical accounting practices of the Borrowers.

“Dilution Ratio” shall mean, at any time, the amount (expressed as a percentage) equal to (1) the aggregate amount of the applicable Dilution Factors in respect of the Accounts of the Borrowers for the most recently ended twelve (12) fiscal month period divided by (2) total gross sales of the Borrowers for such most recently ended twelve (12) fiscal month period; provided that (a) at any time the Dilution Ratio is calculated to be 5% or less, such Dilution Ratio will be deemed to be zero and (b) at any time the Dilution Ratio is calculated to be greater than 5%, such Dilution Ratio shall be limited to the actual incremental percentage above 5%.

“Dilution Reserve” shall mean, at any date, the product of (1) the applicable Dilution Ratio at such time multiplied by (2) the aggregate amount of Eligible Concession Accounts, Eligible Credit Card Accounts, Eligible Royalty Accounts and Eligible Wholesale Accounts, taken together, at such time.

“Discretionary Guarantor” shall mean any Restricted Subsidiary that, at the option of the Borrower in its sole discretion, has been designated (or redesignated) as a Guarantor unless and until such time, if any, that such Restricted Subsidiary has been redesignated, at the option of the Borrower in its sole discretion, as an Excluded Subsidiary, in each case, in accordance with Section 9.11(b).

“Disposed EBITDA” shall mean, with respect to any Sold Entity or Business or any Converted Unrestricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary (determined as if references to the Borrower and the Restricted Subsidiaries in the definition of Consolidated EBITDA were references to such Sold Entity or Business or Converted Unrestricted Subsidiary and its respective Subsidiaries), all as determined on a consolidated basis for such Sold Entity or Business or Converted Unrestricted Subsidiary, as the case may be.

“disposition” shall have the meaning assigned such term in clause (i) of the definition of Asset Sale.

“Disqualified Lenders” shall mean such Persons (i) that have been specified by name in writing to the Administrative Agent and the Joint Lead Arrangers and Bookrunners prior to January 16, 2019, (ii) who are competitors of the Borrower and its Subsidiaries that are separately identified by name in writing by the Borrower to the Administrative Agent from time to time, and (iii) in the case of each of clauses (i) and (ii), any of their Affiliates (other than any such Affiliate that is a bona fide debt fund or investment vehicle (other than any person referred to in clause (i) above) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business which is managed, sponsored or advised by any person controlling, controlled by or under common control with such Affiliate and for which no personnel involved with the investment of such Affiliate makes any investment decisions or has access to any information (other than information publicly available) relating to the Borrower or its Subsidiaries) that are either (a) identified by name in writing by the Borrower to the Administrative Agent from time to time or (b) reasonably identifiable; provided that in no event shall any notice given pursuant to this definition apply to retroactively disqualify any Person who previously acquired and continues to hold, any Loans, Commitments or participations prior to the receipt of such notice; provided further that “Disqualified Lenders” shall exclude (i) any Person that the Borrower has designated as no longer being a “Disqualified Lender” by written notice delivered to the Administrative Agent from time to time and (ii) the Joint Lead Arrangers and Bookrunners. The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent to provide the list of Disqualified Lenders to each Lender requesting the same (so long as such Lender agrees to keep such list confidential).

“Disqualified Person” means any Disqualified Lender or any affiliate thereof.

“Disqualified Stock” shall mean, with respect to any Person, any Capital Stock of such Person which, by its terms, or by the terms of any security into which it is convertible or for which it is puttable or exchangeable, or upon the happening of any event, matures or is mandatorily redeemable (other than solely for Qualified Stock), other than as a result of a change of control, asset sale, condemnation event or similar event, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than solely for Qualified Stock), other than as a result of a change of control, asset sale, condemnation event or similar event, in whole or in part, in each case, prior to the date that is 91 days after the Final Maturity Date hereunder; provided that if such Capital Stock is issued to any plan for the benefit of employees of the Borrower or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death, or disability.

“Distressed Person” shall have the meaning provided in the definition of Lender-Related Distress Event.

“Division” shall have the meaning provided in Section 1.14.

“Dollar Equivalent” shall mean, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any currency other than Dollars, the equivalent amount thereof in Dollars as determined by the Administrative Agent at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date or other applicable date of determination) for the purchase of Dollars with such currency.

“Dollars” and “$” shall mean dollars in lawful currency of the United States.

“Domestic Subsidiary” shall mean each Subsidiary of the Borrower that is organized under the laws of the United States, any state thereof, or the District of Columbia.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Concession Accounts” shall mean all of the Accounts (net of fees) of the Borrowers arising in the ordinary course of business from arrangements under which goods or services of third parties are sold or performed in the Borrowers’ retail stores or e-commerce sites, which have been earned by performance, that are not excluded as ineligible by virtue of one or more of the criteria set forth below and are reflected in the most recent Borrowing Base Certificate delivered by the Borrower to the Administrative Agent. Eligible Concession Accounts shall not include any of the following Accounts:

(a) Any Account that does not arise from concession arrangements of such Borrower in the ordinary course of business;

(b) Any Account upon which such Borrower’s right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever or as to which such Borrower is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process;

(c) Any Account to the extent that any credit or any defense, counterclaim, setoff or dispute is asserted as to such Account;

(d) Any Account that is not a true and correct statement of bona fide indebtedness incurred in the amount of the Account;

(e) Only to the extent a Borrower invoices an Account Debtor as part of its billing practice, any Account with respect to which an invoice, reasonably acceptable to the Administrative Agent, in form and substance, has not been sent to the applicable Account Debtor (it being understood and agreed that the form of invoice provided to the Administrative Agent prior to the Closing Date is so acceptable);

(f) Any Account that (i) is not owned by such Borrower or (ii) is subject to any right, claim, security interest or other interest of any other Person, other than those (x) Liens expressly permitted under (A) clause (vi) of the definition of “Permitted Liens” solely to the extent securing Indebtedness permitted pursuant to Sections 10.1(a) and (b) or (B) clause (vii) of the definition of “Permitted Liens” solely to the extent set forth on Schedule 10.2 and (y) Qualified Liens;

(g) Any Account that arises from a contract with any director, officer, other employee or Affiliate of any Borrower, or to any entity that has any common officer with any Borrower;

(h) Any Account that is the obligation of an Account Debtor that is the United States government or a political subdivision thereof, or any state, county or municipality or department, agency or instrumentality thereof unless Administrative Agent, in its sole discretion, has agreed to the contrary in writing and such Borrower, if necessary or desirable, has complied with respect to such obligation with the Federal Assignment of Claims Act of 1940, or any applicable state, county or municipal law restricting the assignment thereof with respect to such obligation;

(i) Any Account to the extent a Borrower is liable for goods sold or services rendered by the applicable Account Debtor to such Borrower or any Subsidiary thereof but only to the extent of the potential offset;

(j) Any Account that is in default; provided, that, without limiting the generality of the foregoing, an Account shall be deemed in default upon the occurrence of any of the following:

(i) the Account is not paid within the earlier of: 60 days following its due date or 90 days following its original invoice date; or

(ii) the Account Debtor obligated upon such Account suspends business, makes a general assignment for the benefit of creditors or fails to pay its debts generally as they come due; or

(k) a petition is filed by or against any Account Debtor obligated upon such Account under any bankruptcy law or any other federal, state or foreign (including any provincial) receivership, insolvency relief or other law or laws for the relief of debtors;

(l) Any Account that is the obligation of an Account Debtor if 50% or more of all Accounts owing by that Account Debtor are ineligible under the other criteria set forth in this definition;

(m) Any Account as to which the Collateral Agent’s Lien thereon, on behalf of itself and the other Secured Parties, is not a first priority perfected Lien;

(n) Any Account as to which any of the representations or warranties in the Credit Documents are untrue;

(o) Any Account to the extent such Account is evidenced by a judgment, Instrument or Chattel Paper (each as defined by the Uniform Commercial Code); or

(p) Any Account that is payable in any currency other than Dollars, or with respect to the U.K. Borrowing Base, Pounds Sterling, Euros, Canadian Dollars or Swiss Francs.

“Eligible Concession Inventory” shall mean Inventory that is located on premises owned, leased, operated or otherwise occupied by (a) CVS Pharmacy, Inc. (or its Affiliates), Giant Eagle, Inc. (or its Affiliates), Hy-Vee, Inc. (or its Affiliates), Wal-Mart (or its Affiliates), UPIM (or its Affiliates), Toy Centre (or its Affiliates), Prenatal (or its Affiliates), BLU Kids (or its Affiliates), COIN (or its Affiliates) and/or Tesco (or its Affiliates) or (b) upon written notice to the Administrative Agent, any other retailer or other third party seller for purposes of concession sales and subject to a requirement that such retailer or third party seller pay the applicable Credit Party upon the sale of such Inventory within not more than 35 days of the sale of such Inventory.

“Eligible Credit Card Accounts” shall mean all of the Credit Card Receivables (net of fees) of the Borrowers that arise in the ordinary course of business, which have been earned by performance, that are not excluded as ineligible by virtue of one or more of the criteria set forth below and reflected in the most recent Borrowing Base Certificate delivered by the Borrower to the Administrative Agent. Eligible Credit Card Accounts shall not include any of the following Credit Card Receivables:

(a) Credit Card Receivables that have been outstanding for more than ten (10) Business Days from the date of sale;

(b) Credit Card Receivables with respect to which a Borrower does not have good, valid and marketable title thereto, free and clear of any Lien (other than those (i) Liens expressly permitted under (A) clause (vi) of the definition of “Permitted Liens” solely to the extent securing Indebtedness permitted pursuant to Sections 10.1(a) and (b) or (B) clause (vii) of the definition of “Permitted Liens” solely to the extent set forth on Schedule 10.2 and (ii) Qualified Liens);

(c) Credit Card Receivables that are not subject to a first priority perfected Lien in favor of Administrative Agent on behalf of the Secured Parties;

(d) Credit Card Receivables which are disputed, or with respect to which a claim, counterclaim, offset or chargeback has been asserted, by the related credit card processor (but only to the extent of such dispute, counterclaim, offset or chargeback); or

(e) Credit Card Receivables which the credit card processor has the right under certain circumstances to require the Borrowers to repurchase such Accounts from such credit card processor.

“Eligible In Transit Inventory” shall mean finished goods Inventory owned by a Borrower which is in transit to such Borrower’s owned or leased location in the contiguous United States and/or England and Wales from a location of a vendor with a freight carrier or shipping company which is not an Affiliate of any Credit Party or the vendor and which Inventory is not excluded as ineligible by virtue of one or more of the criteria set forth below and reflected in the most recent Borrowing Base Certificate delivered by the Borrower to the Administrative Agent. Eligible In Transit Inventory shall not include any of the following Inventory:

(a) Inventory (i) that has not been identified in a contract of sale between a vendor and a Borrower and (ii) Inventory in respect of which such vendor has or maintains rights to reclaim, divert the shipment of, reroute, repossess, stop delivery of such Inventory (whether under applicable law or pursuant to effective documents of title or otherwise unless (x) reserves reasonably satisfactory to the Administrative Agent have been established with respect thereto or (y) a reasonably satisfactory waiver of such rights by vendor has been delivered to the Administrative Agent); or

(b) Inventory not otherwise deemed to be “Eligible Inventory” (other than failure to comply with clauses (b) and (c) thereof).

“Eligible Inventory” shall mean, all of the Inventory owned by a Borrower that is not excluded as ineligible by virtue of one or more of the criteria set forth below and reflected in the most recent Borrowing Base Certificate delivered by the Borrower to the Administrative Agent. Eligible Inventory shall not include any of the following Inventory:

(a) Inventory that is not owned by such Borrower free and clear of all Liens and rights of any other Person (including the rights of a purchaser that has made progress payments and the rights of a surety that has issued a bond to assure such Borrower’s performance with respect to that Inventory), except for (x) those Liens expressly permitted under (A) clause (vi) of the definition of “Permitted Liens” solely to the extent securing Indebtedness permitted pursuant to Sections 10.1(a) and (b) or (B) clause (vii) of the definition of “Permitted Liens” solely to the extent set forth on Schedule 10.2 and (y) Qualified Liens;

(b) Inventory that is not located on premises owned, leased or rented (including warehouse storage space) by such Borrower other than as set forth in clause (c) below; provided, however, that this clause (b) shall not disqualify Eligible Concession Inventory;

(c) Inventory that is in transit, except for (x) Inventory in transit from (i) an owned or leased location of the Borrowers to another owned or leased location of the Borrowers, or a franchisee of the Borrowers, in the United States and/or England and Wales or (ii) a location of the Credit Parties to another location of the Credit Parties, in Canada, in each case, as to which Collateral Agent’s Liens have been perfected at origin and destination and (y) Eligible In Transit Inventory;

(d) Inventory that is covered by a negotiable document of title, unless such original document has been delivered to the Administrative Agent with all necessary endorsements, free and clear of all Liens except (x) those Liens expressly permitted under (A) clause (vi) of the definition of “Permitted Liens” solely to the extent securing Indebtedness permitted pursuant to Sections 10.1(a) and (b) or (B) clause (vii) of the definition of “Permitted Liens” solely to the extent set forth on Schedule 10.2 and (y) Qualified Liens;

(e) Inventory that is used (other than trade-ins and returns described in clause (g) below) excess, obsolete, unsaleable, shopworn, seconds, samples, damaged, unfit for sale, imperfects, or designed or held for destruction;

(f) Inventory that consists of display items or packing or shipping materials, manufacturing supplies, raw materials, parts, subassemblies, work-in-process, tooling, replacement parts (excluding from the foregoing, however, readily saleable components) or other unfinished Inventory;

(g) Inventory that consists of goods which have been returned by the buyer (other than trade-ins which are undamaged and fit for immediate sale in the ordinary course of business and other than returns that have been restocked and can be resold as new);

(h) Inventory that is not of a type held for sale in the ordinary course of such Borrower’s business;

(i) Inventory that is not subject to a first-priority lien in favor of the Collateral Agent on behalf of itself and the Secured Parties;

(j) Inventory as to which any of the representations or warranties pertaining to it set forth in the Credit Documents is untrue;

(k) Inventory that that consists of Hazardous Materials or goods that can be transported or sold only with licenses that are not readily available;

(l) Inventory that is not covered by casualty insurance reasonably acceptable to the Administrative Agent;

(m) Inventory (i) subject to any licensing, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party for the sale or disposition of that Inventory (which consent has not been obtained), (ii) subject to the payment of any monies to any third party upon such sale or disposition unless reserves reasonably satisfactory to the Administrative Agent have been established with respect thereto or (iii) which may not be sold without violation or infringement of the intellectual property rights of third parties; or

(n) (i) Inventory located outside the United States, in the case of the U.S. Borrowing Base, except for Eligible In Transit Inventory, and (ii) Inventory located outside of England and Wales, in the case of the U.K. Borrowing Base, except for Eligible In Transit Inventory.

“Eligible Royalty Accounts” shall mean all of the Accounts (net of fees) of the Borrowers arising in the ordinary course of business from arrangements under which third parties pay royalties, licensing fees or similar fees to a Borrower for the use of Intellectual Property or other proprietary rights of a Borrower, which have been earned by performance, that are not excluded as ineligible by virtue of one or more of the criteria set forth below and are reflected in the most recent Borrowing Base Certificate delivered by the Borrower to the Administrative Agent. Eligible Royalty Accounts shall not include any of the following Accounts:

(a) Any Account (i) upon which such Borrower’s right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever or as to which such Borrower is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process;

(b) Any Account to the extent that any credit or any defense, counterclaim, setoff or dispute is asserted as to such Account;

(c) Any Account that is not a true and correct statement of bona fide indebtedness incurred in the amount of the Account;

(d) Any Account with respect to which an invoice, reasonably acceptable to the Administrative Agent in form and substance (it being understood and agreed that the form of invoice provided to the Administrative Agent prior to the Closing Date is so acceptable), has not been sent to the applicable Account Debtor;

(e) Any Account that (i) is not owned by such Borrower or (ii) is subject to any right, claim, security interest or other interest of any other Person, other than those (x) Liens expressly permitted under (A) clause (vi) of the definition of “Permitted Liens” solely to the extent securing Indebtedness permitted pursuant to Sections 10.1(a) and (b) or (B) clause (vii) of the definition of “Permitted Liens” solely to the extent set forth on Schedule 10.2 and (y) Qualified Liens;

(f) Any Account that arises from a contract with any director, officer, other employee or Affiliate of any Borrower, or to any entity that has any common officer with any Borrower;

(g) Any Account that is the obligation of an Account Debtor that is the United States government or a political subdivision thereof, or any state, county or municipality or department, agency or instrumentality thereof unless Administrative Agent, in its sole discretion, has agreed to the contrary in writing and such Borrower, if necessary or desirable, has complied with respect to such obligation with the Federal Assignment of Claims Act of 1940, or any applicable state, county or municipal law restricting the assignment thereof with respect to such obligation;

(h) Any Account to the extent a Borrower is liable for goods sold or services rendered by the applicable Account Debtor to such Borrower or any Subsidiary thereof but only to the extent of the potential offset;

(i) Any Account that is in default; provided, that, without limiting the generality of the foregoing, an Account shall be deemed in default upon the occurrence of any of the following: (i) the Account is not paid within the earlier of: 60 days following its due date or 90 days following its original invoice date; or (ii) the Account Debtor obligated upon such Account suspends business, makes a general assignment for the benefit of creditors or fails to pay its debts generally as they come due;

(j) a petition is filed by or against any Account Debtor obligated upon such Account under any bankruptcy law or any other federal, state or foreign (including any provincial) receivership, insolvency relief or other law or laws for the relief of debtors;

(k) Any Account that is the obligation of an Account Debtor if 50% or more of all Accounts owing by that Account Debtor are ineligible under the other criteria set forth in this definition;

(l) Any Account as to which the Collateral Agent’s Lien thereon, on behalf of itself and the other Secured Parties, is not a first priority perfected Lien;

(m) Any Account as to which any of the representations or warranties in the Credit Documents are untrue;

(n) Any Account to the extent such Account is evidenced by a judgment, Instrument or Chattel Paper; or

(o) Any Account that is payable in any currency other than Dollars or with respect to the U.K. Borrowing Base, Pounds Sterling, Euros, Canadian Dollars or Swiss Francs.

“Eligible Wholesale Accounts” shall mean all of the Accounts (net of fees) of the Borrowers arising in the ordinary course of business from the sale of the Borrowers’ Inventory at wholesale to Persons (including franchisees of the Borrowers) who intend to resell such Inventory, which have been earned by performance, that are not excluded as ineligible by virtue of one or more of the criteria set forth below and are reflected in the most recent Borrowing Base Certificate delivered by the Borrower to the Administrative Agent. Eligible Wholesale Accounts shall not include any of the following Accounts:

(a) Any Account that does not arise from the sale of Inventory or the performance of services by such Borrower in the ordinary course of business;

(b) Any Account (i) upon which such Borrower’s right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever or (ii) as to which such Borrower is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process, or (iii) if the Account represents a progress billing consisting of an invoice for goods sold or used or services rendered pursuant to a contract under which the Account Debtor’s obligation to pay that invoice is subject to such Borrower’s completion of further performance under such contract or is subject to the equitable lien of a surety bond issuer;

(c) Any Account to the extent that any credit or any defense, counterclaim, setoff or dispute is asserted as to such Account;

(d) Any Account that is not a true and correct statement of bona fide indebtedness incurred in the amount of the Account for merchandise sold to or services rendered and accepted by the applicable Account Debtor;

(e) Any Account with respect to which an invoice, reasonably acceptable to the Administrative Agent in form and substance (it being understood and agreed that the form of invoice provided to the Administrative Agent prior to the Closing Date is so acceptable), has not been sent to the applicable Account Debtor;

(f) Any Account that (i) is not owned by such Borrower or (ii) is subject to any right, claim, security interest or other interest of any other Person, other than those (x) Liens expressly permitted under (A) clause (vi) of the definition of “Permitted Liens” solely to the extent securing Indebtedness permitted pursuant to Sections 10.1(a) and (b) or (B) clause (vii) of the definition of “Permitted Liens” solely to the extent set forth on Schedule 10.2 and (y) Qualified Liens;

(g) Any Account that arises from a sale to any director, officer, other employee or Affiliate of any Borrower, or to any entity that has any common officer with any Borrower;

(h) Any Account that is the obligation of an Account Debtor that is the United States government or a political subdivision thereof, or any state, county or municipality or department, agency or instrumentality thereof unless Administrative Agent, in its sole discretion, has agreed to the contrary in writing and such Borrower, if necessary or desirable, has complied with respect to such obligation with the Federal Assignment of Claims Act of 1940, or any applicable state, county or municipal law restricting the assignment thereof with respect to such obligation;

(i) Any Account that is the obligation of an Account Debtor located in a country other than the United States, or, in the case of a U.K. Borrower, England and Wales, unless payment thereof is assured by a letter of credit in form and substance reasonably acceptable to the Administrative Agent (it being understood and agreed that the letters of credit relating to Eligible Wholesale Accounts included in the Borrowing Base as of the Closing Date are so acceptable) issued in favor of one or more Borrowers;

(j) Any Account to the extent such Borrower or any Subsidiary thereof is liable for goods sold or services rendered by the applicable Account Debtor to such Borrower or any Subsidiary thereof but only to the extent of the potential offset;

(k) Any Account that arises with respect to goods that are delivered on a bill-and-hold, credit hold, cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor is or may be conditional;

(l) Any Account that is in default; provided, that, without limiting the generality of the foregoing, an Account shall be deemed in default upon the occurrence of any of the following:

(i) the Account is not paid within the earlier of: 60 days following its due date or 90 days following its original invoice date; or

(ii) the Account Debtor obligated upon such Account suspends business, makes a general assignment for the benefit of creditors or fails to pay its debts generally as they come due; or

(m) a petition is filed by or against any Account Debtor obligated upon such Account under any bankruptcy law or any other federal, state or foreign (including any provincial) receivership, insolvency relief or other law or laws for the relief of debtors;

(n) Any Account that is the obligation of an Account Debtor if 50% or more of all Accounts owing by that Account Debtor are ineligible under the other criteria set forth in this definition;

(o) Any Account as to which the Collateral Agent’s Lien thereon, on behalf of itself and the other Secured Parties, is not a first priority perfected Lien;

(p) Any Account as to which any of the representations or warranties in the Credit Documents are untrue;

(q) Any Account to the extent such Account is evidenced by a judgment, Instrument or Chattel Paper;

(r) Any Account that is payable in any currency other than Dollars, or with respect to the U.K. Borrowing Base, Pounds Sterling, Euros, Canadian Dollars or Swiss Francs; or

(s) Any Account that is a Credit Card Receivable, regardless of whether any such Account is an Eligible Credit Card Account.

“Eligible Contract Participant” shall have the meaning provided in Section 11.3.

“Environmental Claims” shall mean any and all actions, suits, orders, decrees, demand letters, claims, notices of noncompliance or potential responsibility or violation, or proceedings pursuant to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereinafter, “Claims”), including, without limitation, (i) any and all Claims by Governmental Authorities for enforcement, investigation, cleanup, removal, response, remedial, or other actions or damages pursuant to any Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation, or injunctive relief relating to the presence, Release or threatened Release of Hazardous Materials or arising from alleged injury or threat of injury to health or safety (to the extent relating to human exposure to Hazardous Materials), or the environment including, without limitation, ambient air, indoor air, surface water, groundwater, soil, land surface and subsurface strata, and natural resources such as wetlands, flora and fauna.

“Environmental Law” shall mean any applicable federal, state, foreign, or local statute, law, rule, regulation, ordinance, code, and rule of common law now or hereafter in effect and in each case as amended, and any binding judicial or administrative interpretation thereof, including any binding judicial or administrative order, consent decree, or judgment, relating to pollution or protection of the environment, including, without limitation, ambient air, indoor air, surface water, groundwater, soil, land surface and subsurface strata and natural resources such as flora, fauna, or wetlands, or protection of human health or safety (to the extent relating to human exposure to Hazardous Materials) and including those relating to the generation, storage, treatment, transport, Release, or threat of Release of Hazardous Materials.

“Equity Interest” shall mean Capital Stock and all warrants, options, or other rights to acquire Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with any Credit Party, is treated as a single employer under Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” shall mean (i) the failure of any Plan to comply with any provisions of ERISA and/or the Code (and applicable regulations under either) or with the terms of such Plan; (ii) the existence with respect to any Plan of a non-exempt Prohibited Transaction; (iii) any Reportable Event; (iv) the failure of any Credit Party or ERISA Affiliate to make by its due date a required installment under Section 430(j) of the Code with respect to any Pension Plan or any failure by any Pension Plan to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Pension Plan, whether or not waived; (v) a determination that any Pension Plan is in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA); (vi) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (vii) the termination of, or the appointment of a trustee to administer, any Pension Plan under Section 4042 of ERISA or the incurrence by any Credit Party or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Pension Plan (other than for PBGC premiums due but not delinquent under Section 4007 of ERISA), including but not limited to the imposition of any Lien in favor of the PBGC or any Pension Plan; (viii) the receipt by any Credit Party or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice to terminate any Pension Plan under Section 4041 of ERISA or to appoint a trustee to administer any Pension Plan under Section 4042 of ERISA; (ix) the failure by any Credit Party or any of its ERISA Affiliates to make any required contribution to a Multiemployer Plan; (x) the incurrence by any Credit Party or any of its ERISA Affiliates of any liability with respect to the withdrawal from any Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a “substantial employer” (within the meaning of Section 4001(a)(2) of ERISA), or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, or the complete or partial withdrawal (within the meaning of Section 4203 or 4205 of ERISA) from any Multiemployer Plan; (xi) the receipt by any Credit Party or any of its ERISA Affiliates of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, Insolvent, in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA), or terminated (within the meaning of Section 4041A of ERISA); or (xii) the failure by any Credit Party or any of its ERISA Affiliates to pay when due (after expiration of any applicable grace period) any installment payment with respect to Withdrawal Liability under Section 4201 of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“EURIBOR Screen Rate” shall have the meaning provided in the definition of LIBOR Rate.

“Euro” shall mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.

“Event of Default” shall have the meaning provided in Section 11.1.

“Excess Global Availability” shall mean, at any time of determination by the Administrative Agent thereof, the result, if a positive number, of (a) the Global Line Cap, minus (b) the Global Exposure at such time.

“Excluded Accounts” shall have the meaning assigned to such term in Section 9.14(c)(i).

“Excluded Collateral” shall have the meaning assigned to such term in Section 9.14(c)(i).

“Excluded Contribution” shall mean net cash proceeds, the Fair Market Value of marketable securities, or the Fair Market Value of Qualified Proceeds received by the Borrower from (i) contributions to its common equity capital, and (ii) the sale (other than to a Subsidiary of the Borrower or to any management equity plan or stock option plan or any other management or employee benefit plan or agreement of the Borrower or any Parent Entity of the Borrower) of Capital Stock (other than Disqualified Stock and Designated Preferred Stock) of the Borrower, in each case designated as Excluded Contributions pursuant to an officer’s certificate, delivered to the Administrative Agent, executed by either a senior vice president or the principal financial officer of the Borrower on the date such capital contributions are made or the date such Equity Interests are sold, as the case may be, which are excluded from the calculation set forth in clause (iii) of Section 10.5(a); provided that (i) any non-cash assets shall qualify only if acquired by a Parent Entity of the Borrower in an arm’s-length transaction within the six months prior to such contribution and (ii) no Cure Amount shall constitute an Excluded Contribution.

“Excluded Stock and Stock Equivalents” shall mean, subject, in the case of any Excluded Stock and Stock Equivalents issued or owned by any Foreign Credit Party, to the additional exclusions contained in the Agreed Security Principles, (i) any Capital Stock or Stock Equivalents with respect to which, in the reasonable judgment of the Administrative Agent and the Borrower (as agreed to in writing), the cost or other consequences (including material adverse tax consequences) of pledging such Capital Stock or Stock Equivalents in favor of the Secured Parties under the Security Documents shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (ii) (x) any Capital Stock and Stock Equivalents owned by any Foreign Subsidiary with respect to which, as reasonably determined by the Borrower, the consequence of pledging such Capital Stock or Stock Equivalents to secure the Obligations would adversely affect the ability of the Borrowers and their Subsidiaries to satisfy applicable Requirements of Law or result in material adverse tax consequences; and (y) solely in the case of any pledge of Capital Stock and Stock Equivalents of any CFC or any CFC Holding Company, any Capital Stock or Stock Equivalents of any class of such CFC or CFC Holding Company in excess of 65% of the outstanding Capital Stock of such class, (iii) any Capital Stock or Stock Equivalents to the extent the pledge thereof would violate any applicable Requirements of Law (including any legally effective requirement to obtain the consent of any Governmental Authority unless such consent has been obtained) after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code of any applicable jurisdiction and other applicable law, (iv) any Capital Stock or Stock Equivalents subject to a Lien permitted by clause (ix) of the definition of Permitted Lien or of any Subsidiary of a Credit Party that is not a Wholly-Owned Subsidiary at the time such Subsidiary becomes a Subsidiary of a Credit Party, in each case of this clause (iv), to the extent that and only for so long as a pledge thereof to secure the Obligations is prohibited by any applicable Contractual Requirement then in effect permitted by this Agreement and binding on such Capital Stock or Stock Equivalents at the time of acquisition thereof by a Credit Party, requires the consent of any other party to any such Contractual Requirement (other than a Credit Party or a Wholly-Owned Subsidiary of a Credit Party) that has not been obtained (it being understood that the foregoing shall not be deemed to obligate any Credit Party or any Subsidiary to obtain any such consent) or would give any other party to any such Contractual Requirement (other than a Credit Party or a Wholly-Owned Subsidiary of a Credit Party) the right to terminate its obligations thereunder, except, in each case of this clause (iv) to the extent any such prohibition, restriction, requirement or other limitation on the pledge of such Capital Stock or Stock Equivalents is rendered ineffective by Section 9-406 or 9-408 of the Uniform Commercial Code or other applicable law and, in any event, excluding the proceeds of any such Capital Stock or Stock Equivalents the assignment of which is expressly deemed effective under the Uniform Commercial Code or other applicable law notwithstanding such prohibition, restriction, requirement or other limitation that do not themselves constitute Excluded Stock and Stock Equivalents, (v) any Capital Stock or Stock Equivalents that are margin stock and (vi) any Capital Stock and Stock Equivalents of any Subsidiary that is not a Material Subsidiary or is an Unrestricted Subsidiary, a captive insurance Subsidiary, an SPV, a not-for profit Subsidiary, a Receivables Subsidiary or a special purpose entity.

“Excluded Subsidiary” shall mean subject, in the case of any Foreign Subsidiary, to the additional exclusions contained in the Agreed Security Principles, (i) each Subsidiary, in each case, for so long as any such Subsidiary does not (on (x) a consolidated basis with its Restricted Subsidiaries, if determined on the Closing Date by reference to the Historical Financial Statements or (y) a consolidated basis with its Restricted Subsidiaries, if determined after the Closing Date by reference to the financial statements delivered to the Administrative Agent pursuant to Section 9.1(a) and (b)) constitute a Material Subsidiary, (ii) each Subsidiary that is not a Wholly-Owned Subsidiary on any date such Subsidiary would otherwise be required to become a Guarantor pursuant to the requirements of Section 9.11 (for so long as such Subsidiary remains a non-Wholly-Owned Restricted Subsidiary), (iii) any CFC, Subsidiary of any CFC or CFC Holding Company, (iv) each Foreign Subsidiary that is not organized (or incorporated) in a Specified Jurisdiction (other than pursuant to clause (ii) thereof), (v) each Subsidiary that is prohibited by any applicable Contractual Requirement or Requirements of Law from guaranteeing (or granting Liens to secure) the Obligations at the time such Subsidiary becomes a Restricted Subsidiary (so long as, in the case of any such Contractual Requirement, such Contractual Requirement was not entered into in contemplation of such Subsidiary becoming a Restricted Subsidiary) for so long as such restriction or any replacement or renewal thereof is in effect, (vi) each Subsidiary with respect to which, as reasonably determined by the Borrower, the consequence of providing a Guarantee of the Obligations would adversely affect the ability of the Borrowers and their Subsidiaries to satisfy applicable Requirements of Law, (vii) each Subsidiary with respect to which, as reasonably determined by the Borrower, providing such a Guarantee would result in material adverse tax consequences, (viii) any other Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent and the Borrower, as agreed in writing, the cost or other consequences of providing a Guarantee of the Obligations shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (ix) each Unrestricted Subsidiary, (x) each Receivables Subsidiary, (xi) each other Subsidiary acquired pursuant to a Permitted Acquisition or other Investment permitted hereunder and financed with assumed secured Indebtedness permitted hereunder, and each Restricted Subsidiary acquired in such Permitted Acquisition or other Investment permitted hereunder that guarantees such Indebtedness, in each case to the extent that, and for so long as, the documentation relating to such Indebtedness to which such Subsidiary is a party prohibits such Subsidiary from guaranteeing the Obligations and such prohibition was not created in contemplation of such Permitted Acquisition or other Investment permitted hereunder and (xii) each SPV (including any captive insurance Subsidiary or not-for profit Subsidiary); provided that notwithstanding the forgoing, “Excluded Subsidiary” shall not include the Borrower or any Discretionary Guarantor for so long as such Discretionary Guarantor constitutes a Discretionary Guarantor in accordance with this Agreement.

“Excluded Swap Obligation” shall mean, with respect to any Swap Obligor, (a) any Swap Obligation if, and to the extent that, all or a portion of the Obligations of such Swap Obligor of, or the grant by such Swap Obligor of a security interest to secure, such Swap Obligation (or any Obligations thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation, or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) or (b) any other Swap Obligation designated as an “Excluded Swap Obligation” of such Swap Obligor as specified in any agreement between the relevant Swap Obligors and Hedge Bank applicable to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Obligation or security interest is or becomes illegal or unlawful.

“Excluded Taxes” shall mean, with respect to the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of any Credit Party hereunder or under any other Credit Document, (i) Taxes imposed on or measured by its overall net income, net profits, or branch profits (however denominated, and including (for the avoidance of doubt) any backup withholding in respect thereof under Section 3406 of the Code or any similar provision of U.S. state or local, or non-U.S. law), and franchise (and similar) Taxes imposed on it (in lieu of net income taxes), in each case by a jurisdiction (including any political subdivision thereof) as a result of such recipient being organized in, having its principal office in, or in the case of any Lender, having its applicable lending office in, such jurisdiction, or as a result of any other present or former connection with such jurisdiction (other than any such connection arising solely from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document, or sold or assigned an interest in any Loan or Credit Document), (ii) any United States federal withholding Tax imposed on any payment by or on account of any obligation of any Credit Party hereunder or under any Credit Document that is required to be imposed on amounts payable to or for the account of a Lender (or other recipient) pursuant to laws in force at the time such Lender acquires an interest in any Credit Document (or designates a new lending office), other than in the case of a Lender that is an assignee pursuant to a request by the Borrower under Section 13.7 (or that designates a new lending office pursuant to a request by the Borrower), except to the extent that such Lender (or its assignor, if any) was entitled, immediately prior to the designation of a new lending office (or assignment), to receive additional amounts from the Credit Parties with respect to such withholding Tax pursuant to Section 5.4, (iii) any Taxes attributable to a recipient’s failure to comply with Section 5.4(e), or (iv) any withholding Tax imposed under FATCA or (v) in the case of a Lender making a Loan, United Kingdom income tax deductible at source from interest payable to or for the account of such Lender with respect to an applicable participation in a Loan: (w) if, on the date on which the payment of interest falls due, the payment could have been made to the relevant Lender without a deduction on account of United Kingdom income tax if the Lender had been a Qualifying Lender but on that date that Lender is not or has ceased to be a Qualifying Lender other than as a result of a Change in Law occurring after the date it became a Lender; or (x) the relevant Lender is a Qualifying Lender solely by virtue of paragraph (a)(ii) of the definition of Qualifying Lender and (A) an officer of HM Revenue & Customs has given (and not revoked) a direction (a “Direction”) under section 931 of the ITA which relates to the payment and that Lender has received from the Credit Party making the payment a certified copy of that Direction and the payment could have been made to the Lender without deduction or withholding for any Taxes if that Direction had not been made or (B) the relevant Lender has not given any Tax Confirmation and the payment could have been made to the Lender without deduction or withholding for any Taxes if the Lender had given a Tax Confirmation, on the basis that the Tax Confirmation would have enabled the U.K. Borrower to have formed a reasonable belief that the payment was an “excepted payment” for the purposes of Section 930 of the ITA; or (y) if the relevant Lender is a Treaty Lender and the payment could have been made to the Lender without deduction or withholding for any United Kingdom income tax had that Lender complied with its relevant obligations under Section 5.4(e) and (g) (as applicable); or (z) if such Lender acquired such participation in the Loan by way of an assignment, transfer or sub-participation, except to the extent that, pursuant to Section 5.4, as a result of circumstances existing at the date of the relevant assignment, transfer or sub-participation, amounts with respect to such United Kingdom income tax would have been payable to such Lender’s assignor had such assignment, transfer or change not occurred.

“Existing Debt Facility” shall mean that certain Term Loan Credit Agreement, dated as of October 12, 2018, as amended from time to time through the Closing Date, by and among Holdings, the Borrower, the lenders from time to time party thereto, and Wilmington Trust, National Association, as administrative agent.

“Fair Market Value” shall mean with respect to any asset or group of assets on any date of determination, the value of the consideration obtainable in a sale of such asset at such date of determination assuming a sale by a willing seller to a willing purchaser dealing at arm’s length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, as reasonably determined in good faith by the Borrower (which determination shall be conclusive).

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable), any current or future regulations thereunder or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code as of the date of this Agreement (or any amended or successor version described above), and any intergovernmental agreements (or related legislation or official administrative rules or practices) implementing the foregoing.

“Federal Funds Rate” shall mean, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, that if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day; provided, that if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Fees” shall mean all amounts payable pursuant to, or referred to in, Section 4.1.

“Final Maturity Date” shall mean the fifth (5th) anniversary of the Initial Closing Date.

“First Lien Obligations” shall mean the Obligations (under and as defined in the Term Loan Credit Agreement) and the Permitted Other Indebtedness Obligations that are secured by Liens on the Collateral that rank on an equal priority basis (but without regard to the control of remedies) with Liens on the Collateral securing the Obligations (under and as defined in the Term Loan Credit Agreement).

“Fixed Amounts” shall have the meaning provided in Section 1.12(b).

“Fixed Charge Coverage Ratio” shall mean, as of any date of determination, the ratio of (i) Consolidated EBITDA for the Test Period most recently ended on or prior to such date of determination to (ii) the Fixed Charges for such Test Period.

“Fixed Charges” shall mean, with respect to any Person for any period, the sum of:

(i) Consolidated Interest Expense of such Person and its Restricted Subsidiaries on a consolidated basis for such period,

(ii) all cash dividend payments (excluding items eliminated in consolidation) on any series of preferred stock (including any Designated Preferred Stock) or any Refunding Capital Stock of such Person made during such period, and

(iii) all cash dividend payments (excluding items eliminated in consolidation) on any series of Disqualified Stock made during such period.

“Foreign Benefit Arrangement” shall mean any employee benefit arrangement mandated by non-U.S. law that is maintained or contributed to by any Credit Party or any of its Subsidiaries.

“Foreign Credit Party” means any Credit Party organized in a jurisdiction outside of the United States.

“Foreign Law” means the law of any jurisdiction other than the United States, any state thereof or the District of Columbia.

“Foreign Plan” shall mean each “employee benefit plan” (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA) that is not subject to U.S. law and is maintained or contributed to by any Credit Party or any of its Subsidiaries.

“Foreign Plan Event” shall mean, with respect to any Foreign Plan or Foreign Benefit Arrangement, (i) the failure to make or, if applicable, accrue in accordance with normal accounting practices, any employer or employee contributions required by applicable law or by the terms of such Foreign Plan or Foreign Benefit Arrangement; (ii) the failure to register or loss of good standing (if applicable) with applicable regulatory authorities of any such Foreign Plan or Foreign Benefit Arrangement required to be registered; or (iii) the failure of any Foreign Plan or Foreign Benefit Arrangement to comply with any provisions of applicable law or regulations or with the terms of such Foreign Plan or Foreign Benefit Arrangement.

“Foreign Pledge Agreement” shall mean a pledge agreement with respect to the Collateral that constitutes Equity Interests of a Foreign Subsidiary directly owned by Holdings or any U.S. Borrower (subject to the limitations set forth in the definition of “Collateral and Guarantee Requirement” and in Section 9.14), in form and substance reasonably satisfactory to the Collateral Agent.

“Foreign Security Documents” means the Security Documents governed by the laws of a jurisdiction outside of the United States.

“Foreign Subsidiary” shall mean each Subsidiary of the Borrower that is not a Domestic Subsidiary.

“Fronting Exposure” shall mean, at any time there is a Defaulting Lender with respect to any Letter of Credit Issuer, such Defaulting Lender’s Pro Rata Percentage of Revolving L/C Exposure with respect to Letters of Credit issued by such Letter of Credit Issuer other than such Revolving L/C Exposure as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or cash collateralized in accordance with the terms hereof.

“Fund” shall mean any Person (other than a natural Person) that is engaged or advises funds or other investment vehicles that are engaged in making, purchasing, holding, or investing in commercial loans and similar extensions of credit in the ordinary course.

“GAAP” shall mean generally accepted accounting principles in the United States, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision, regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Furthermore, at any time after the Closing Date, the Borrower may elect to apply International Financial Reporting Standards (“IFRS”) accounting principles in lieu of GAAP and, upon any such election, references herein to GAAP and GAAP concepts shall thereafter be construed to refer to IFRS and corresponding IFRS concepts (except as otherwise provided in this Agreement); provided any such election, once made, shall be irrevocable; provided, further, that any calculation or determination in this Agreement that requires the application of GAAP for periods that include fiscal quarters ended prior to the Borrower’s election to apply IFRS shall remain as previously calculated or determined in accordance with GAAP. Notwithstanding any other provision contained herein, the amount of any Indebtedness under GAAP with respect to Capitalized Lease Obligations shall be determined in accordance with the definition of Capitalized Lease Obligations.

“Gibraltar Collateral” shall mean all the “Secured Assets” as defined in the Gibraltar Security Agreement and all other property (whether real, personal or otherwise) with respect to which any security interests have been granted (or purported to be granted) by CGHL or will be granted in accordance with the requirements set forth in Section 9.14. For the avoidance of doubt, in no event shall Gibraltar Collateral include Excluded Collateral.

“Gibraltar Security Agreement” shall mean that certain Gibraltar law governed Debenture, dated as of the Initial Closing Date, by and between CGHL and the Collateral Agent.

“Gift Card Liabilities” shall mean, at any time, the aggregate remaining balance at such time of outstanding gift certificates and gift cards of the Credit Parties entitling the holder thereof to use all or a portion of the certificate or gift card to pay all or a portion of the purchase price for any Inventory

“Gift Card Liability Reserve” shall mean an amount up to 25% of the Gift Card Liabilities as reflected in the Credit Parties’ books and records, as determined by the Administrative Agent in its Permitted Discretion.

“Global Exposure” shall mean the sum of the U.S. Exposure and the U.K. Exposure.

“Global Line Cap” shall mean the lesser of (a) the Commitments and (b) the sum of (i) the U.S. Borrowing Base plus (ii) the U.K. Borrowing Base.

“GOB Liquidation Sale Event” shall mean a sale of all or substantially all Inventory of a Store conducted by a third-party liquidation firm where the sale price of the Inventory is expected to be set, on average, at less than 75% of the most recent average full list price.

“Governmental Authority” shall mean any nation, sovereign, or government, any state, province, territory, or other political subdivision thereof, and any entity or authority exercising executive, legislative, judicial, taxing, regulatory, or administrative functions of or pertaining to government, including a central bank or stock exchange (including any supranational body exercising such powers or functions, such as the European Union or the European Central Bank).

“Granting Lender” shall have the meaning provided in Section 13.6(g).

“Guarantee” shall mean any guarantee of the Obligations made by a Restricted Subsidiary in form and substance reasonably acceptable to the Administrative Agent.

“guarantee obligations” shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness of any primary obligor in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (i) to purchase any such Indebtedness or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (a) for the purchase or payment of any such Indebtedness or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities, or services primarily for the purpose of assuring the owner of any such Indebtedness of the ability of the primary obligor to make payment of such Indebtedness, or (iv) otherwise to assure or hold harmless the owner of such Indebtedness against loss in respect thereof; provided, however, that the term guarantee obligations shall not include endorsements of instruments for deposit or collection in the ordinary course of business or customary and reasonable indemnity obligations or product warranties in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any guarantee obligation shall be deemed to be an amount equal to the stated or determinable amount of the Indebtedness in respect of which such guarantee obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

“Guarantors” shall mean (i) each Subsidiary of Holdings that is party to the U.S. Collateral Agreement or other Guarantee on the Closing Date, (ii) each Subsidiary of Holdings that becomes a party to the U.S. Collateral Agreement or other Guarantee after the Closing Date pursuant to Section 9.11(a) or Section 9.17, including any Discretionary Guarantor, and (iii) Holdings; provided that in no event shall any Excluded Subsidiary be required to be a Guarantor (unless such Subsidiary is no longer an Excluded Subsidiary).

“Hazardous Materials” shall mean (i) any petroleum or petroleum products, radioactive materials, friable asbestos, polychlorinated biphenyls, and radon gas; (ii) any chemicals, materials, or substances defined as or included in the definition of “hazardous substances,” “hazardous waste,” “hazardous materials,” “extremely hazardous waste,” “restricted hazardous waste,” “toxic substances,” “toxic pollutants,” “contaminants,” or “pollutants,” or words of similar import, under any Environmental Law; and (iii) any other chemical, material, or substance, which is prohibited, limited, or regulated due to its dangerous or deleterious properties or characteristics, by any Environmental Law.

“Hedge Agreements” shall mean (i) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (ii) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Hedge Bank” shall mean (a) any Person that, at the time it enters into a Hedge Agreement with the Borrower or any Restricted Subsidiary, is a Lender, an Agent or an Affiliate of a Lender or an Agent and (b) with respect to any Hedge Agreement entered into prior to the Closing Date, any Person that is a Lender or an Agent or an Affiliate of a Lender or an Agent on the Closing Date.

“Hedging Obligations” shall mean, with respect to any Person, the obligations of such Person under any Hedge Agreements.

“Historical Financial Statements” shall mean (a) the audited consolidated financial statements of the Borrower and its Subsidiaries for the fiscal year ended February 2, 2019 and (b) the unaudited consolidated financial statements of the Borrower and its Subsidiaries as of and for the three and nine-month periods ended November 2, 2019 (in the case of this clause (b), subject to (x) normal year-end adjustments and (y) the absence of disclosures normally made in footnotes).

“Holdings” shall mean (i) Holdings (as defined in the preamble to this Agreement) or (ii) after the Closing Date any other Person or Persons (“New Holdings”) that is a Subsidiary of Holdings or of any Parent Entity of Holdings (or the previous New Holdings, as the case may be) but not the Borrower or any of its Subsidiaries (“Previous Holdings”); provided that (a) such New Holdings directly owns 100% of the Equity Interests of the Borrower, (b) New Holdings shall expressly assume all the obligations of Previous Holdings under this Agreement and the other Credit Documents pursuant to a supplement hereto or thereto in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, (c) if reasonably requested by the Administrative Agent, an opinion of counsel shall be delivered by the Borrower to the Administrative Agent to the effect that, without limitation, such substitution does not violate this Agreement or any other Credit Document, (d) all Capital Stock of the Borrower shall be pledged to secure the Obligations and (e) (i) no Event of Default has occurred and is continuing at the time of such substitution and such substitution does not result in any Event of Default and (ii) such substitution does not result in any adverse tax consequences to any Lender, the Administrative Agent or the Collateral Agent (in each case, unless reimbursed hereunder on an after-tax basis); provided, further, that if each of the foregoing is satisfied, Previous Holdings shall be automatically released of all its obligations under the Credit Documents and any reference to “Holdings” in the Credit Documents shall be meant to refer to New Holdings.

“Holdings Intercompany Note” shall mean the Promissory Note dated as of October 12, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) issued by the Borrower in favor of Holdings.

“IBA” shall have the meaning provided in Section 1.7.

“IFRS” shall have the meaning given to such term in the definition of GAAP.

“Impacted Loans” shall have the meaning provided in Section 2.10(a).

“Incremental Revolving Commitment” shall mean any commitment made by a Lender to provide all or any portion of any Incremental Revolving Facility or Incremental Revolving Loans.

“Incremental Revolving Facility” shall have the meaning assigned to such term in Section 2.14(a).

“Incremental Facility Amendment” shall mean an amendment to this Agreement that is reasonably satisfactory to the Administrative Agent and the Borrower executed by each of (a) Holdings and the Borrower, (b) the Administrative Agent and (c) each Lender that agrees to provide all or any portion of the Incremental Revolving Facility being incurred pursuant thereto and in accordance with Section 2.14.

“Incremental Revolving Lender” shall mean, with respect to any Incremental Revolving Facility, each Lender or Additional Revolving Lender providing any portion of such Incremental Revolving Facility.

“Incremental Revolving Loans” shall have the meaning assigned to such term in Section 2.14(a).

“incur” shall have the meaning provided in Section 10.1.

“incurrence” shall have the meaning provided in Section 10.1.

“Incurrence Based Amounts” shall have the meaning provided in Section 1.12(b).

“Indebtedness” shall mean, with respect to any Person, (i) any indebtedness (including principal and premium) of such Person, whether or not contingent (a) in respect of borrowed money, (b) evidenced by bonds, notes, debentures, or similar instruments or letters of credit or bankers’ acceptances (or, without double counting, reimbursement agreements in respect thereof), (c) representing the balance deferred and unpaid of the purchase price of any property (including Capitalized Lease Obligations), or (d) representing any Hedging Obligations, in each case, if and to the extent that any of the foregoing Indebtedness (other than letters of credit and Hedging Obligations) would appear as a net liability upon a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with any Permitted Acquisition or any similar Investment); provided that Indebtedness of any Parent Entity appearing upon the balance sheet of the Borrower solely by reason of push down accounting under GAAP shall be excluded, (ii) to the extent not otherwise included, any obligation by such Person to be liable for, or to pay, as obligor, guarantor or otherwise, on the obligations of the type referred to in clause (i) of another Person (whether or not such items would appear upon the balance sheet of such obligor or guarantor), other than by endorsement of negotiable instruments for collection in the ordinary course of business, and (iii) to the extent not otherwise included, the obligations of the type referred to in clause (i) of another Person secured by a Lien on any asset owned by such Person, whether or not such Indebtedness is assumed by such Person; provided that notwithstanding the foregoing, Indebtedness shall be deemed not to include (1) Contingent Obligations incurred in the ordinary course of business, (2) obligations under or in respect of Receivables Facilities, (3) prepaid or deferred revenue arising in the ordinary course of business, (4) purchase price holdbacks arising in the ordinary course of business in respect of a portion of the purchase price of an asset to satisfy warrants or other unperformed obligations of the seller of such asset, (5) any balance that constitutes a trade payable or similar obligation to a trade creditor, accrued in the ordinary course of business, (6) any earn-out obligation until such obligation, within 60 days of becoming due and payable, has not been paid and such obligation is reflected as a liability on the balance sheet of such Person in accordance with GAAP, (7) any obligations attributable to the exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential) with respect thereto, (8) accrued expenses and royalties or (9) asset retirement obligations and obligations in respect of workers’ compensation (including pensions and retiree medical care) that are not overdue by more than 60 days. The amount of Indebtedness of any Person for purposes of clause (iii) above shall (unless such Indebtedness has been assumed by such Person) be deemed to be equal to the lesser of (x) the aggregate unpaid amount of such Indebtedness and (y) the Fair Market Value of the property encumbered thereby as determined by such Person in good faith.

For all purposes hereof, the Indebtedness of the Borrower and the other Restricted Subsidiaries, shall exclude all intercompany Indebtedness having a term not exceeding 365 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business consistent with past practice.

“Indemnified Liabilities” shall have the meaning provided in Section 13.5.

“Indemnified Persons” shall have the meaning provided in Section 13.5.

“Indemnified Taxes” shall mean all Taxes imposed on or with respect to any payment by or on account of any obligation of any Credit Party hereunder or under any other Credit Document, other than Excluded Taxes or Other Taxes.

“Initial Closing Date” shall mean January 24, 2019.

“Initial Lenders” shall mean each Lender with a Commitment on the Closing Date.

“Initial Revolving Loans” shall mean Initial U.K. Loans and Initial U.S. Loans.

“Initial U.K. Loans” shall mean any loan made pursuant to Section 2.1(ii).

“Initial U.S. Loans” shall mean any loan made pursuant to Section 2.1(i).

“Insolvent” shall mean, with respect to any Multiemployer Plan, the condition that such Multiemployer Plan is “insolvent” within the meaning of Section 4245 of ERISA.

“Intellectual Property” shall mean U.S. intellectual property rights, including all rights associated with the following: (i) (a) patents, inventions, processes, developments, technology, and know-how; (b) copyrights and works of authorship in any media, including graphics, advertising materials, labels, package designs, and photographs; (c) trademarks, service marks, trade names, brand names, corporate names, Internet domain names, logos, trade dress, and other source indicators, and the goodwill of any business symbolized thereby; and (d) trade secrets, confidential, proprietary, or non-public information and (ii) all registrations, issuances, applications, renewals, extensions, substitutions, continuations, continuations-in-part, divisionals, re-issues, re-examinations, or similar legal protections related to the foregoing.

“Interest Period” shall mean, with respect to any Loan, the interest period applicable thereto, as determined pursuant to Section 2.9.

“Interpolated Rate” means, at any time, (a) with respect to any LIBOR Loan (other than a LIBOR Loan denominated in Canadian Dollars), the rate per annum reasonably determined by the Administrative Agent (which determination, as to any Lender, shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (i) the Screen Rate for the longest period (for which the Screen Rate for the applicable currency is available) that is shorter than the Interest Period and (ii) the Screen Rate for the shortest period (for which the Screen Rate for the applicable currency is available) that exceeds the Interest Period, in each case, with respect to Dollar denominated Loans as of approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period, with respect to Euro denominated Loans as of approximately 11:00 a.m. (Brussels time) two Business Days prior to the commencement of such Interest Period or with respect to Pound Sterling denominated Loans as of approximately 11:00 a.m. (London time) on the first day of such Interest Period and (b) with respect to any LIBOR Loan denominated in Canadian Dollars, the rate per annum which results from interpolating on a linear basis between (i) the applicable CDOR Screen Rate for the longest maturity for which a CDOR Screen Rate is available that is shorter than such Interest Period and (ii) the applicable CDOR Screen Rate for the shortest maturity for which a CDOR Screen Rate is available that is longer than such Interest Period, in each case at approximately 11:00 a.m., Toronto, Ontario time, two Business Days prior to the commencement of such Interest Period.

“Inventory” shall mean all of the “inventory” (as such term is defined in the Uniform Commercial Code) of the Borrowers, including, but not limited to, all merchandise, raw materials, parts, supplies, work in process and finished goods intended for sale, together with all the containers, packing, packaging, shipping and similar materials related thereto, and including such inventory as is temporarily out of a Borrowers custody or possession, including inventory on the premises of others and items in transit.

“Investment” shall mean, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of loans (including guarantees), advances, or capital contributions (excluding accounts receivable, trade credit, advances to customers, commission, travel, and similar advances to officers and employees, in each case made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests, or other securities issued by any other Person and investments that are required by GAAP to be classified on the consolidated balance sheet (excluding the footnotes) of the Borrower in the same manner as the other investments included in this definition to the extent such transactions involve the transfer of cash or other property; provided that Investments shall not include, in the case of the Borrower and the other Restricted Subsidiaries, intercompany loans (including guarantees), advances, or Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business.

For purposes of the definition of Unrestricted Subsidiary and Section 10.5,

(i) Investments shall include the portion (proportionate to the Borrower’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of a Subsidiary of the Borrower at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Borrower shall be deemed to continue to have a permanent Investment in an Unrestricted Subsidiary in an amount (if positive) equal to (a) the Borrower’s Investment in such Subsidiary at the time of such redesignation less (b) the portion (proportionate to the Borrower’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of such Subsidiary at the time of such redesignation; and

(ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its Fair Market Value at the time of such transfer.

The amount of any Investment outstanding at any time shall be the original cost of such Investment, reduced by any dividend, distribution, interest payment, return of capital, repayment, or other amount received by the Borrower or a Restricted Subsidiary in respect of such Investment (provided that, with respect to amounts received other than in the form of Cash Equivalents, such amount shall be equal to the Fair Market Value of such consideration).

“investment account” shall have the meaning provided in the Uniform Commercial Code in the state of New York.

“Investment Grade Rating” shall mean a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by any other rating agency.

“Investment Grade Securities” shall mean:

(i) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (other than Cash Equivalents),

(ii) debt securities or debt instruments with an Investment Grade Rating, but excluding any debt securities or instruments constituting loans or advances among the Borrower and its Subsidiaries,

(iii) investments in any fund that invest at least 90% in investments of the type described in clauses (i) and (ii) which fund may also hold immaterial amounts of cash pending investment or distribution, and

(iv) corresponding instruments in countries other than the United States customarily utilized for high-quality investments.

“Investors” shall mean (a) the Sponsor and (b) certain other investors, including members of management of the Borrower, which own Qualified Stock directly or indirectly in Holdings arranged by and/or designated by the Sponsor and identified to the Administrative Agent prior to the Closing Date.

“IPO” shall mean the initial underwritten public offering (other than a public offering pursuant to a registration statement on Form S-8) of common Equity Interests in the Borrower or a Parent Entity of the Borrower.

“IPO Entity” shall mean, at any time at and after an IPO, the Borrower or a Parent Entity of the Borrower, as the case may be, the Equity Interests in which were issued or otherwise sold pursuant to the IPO.

“IPO Listco” shall mean a wholly-owned subsidiary of the Borrower or a Parent Entity of the Borrower formed in contemplation of an IPO to become the IPO Entity. The Borrower shall, promptly following its formation, notify the Administrative Agent of the formation of any IPO Listco.

“IPO Reorganization Transactions” shall mean, collectively, the transactions taken in connection with and reasonably related to consummating an IPO, including (a) formation and ownership of IPO Shell Companies, (b) entry into, and performance of, (i) a reorganization agreement among any of the Borrower, its Subsidiaries and/or IPO Shell Companies implementing IPO Reorganization Transactions and other reorganization transactions in connection with an IPO and (ii) customary underwriting agreements in connection with an IPO and any future follow-on underwritten public offerings of common Equity Interests in the IPO Entity, including the provision by IPO Entity and the Borrower of customary representations, warranties, covenants and indemnification to the underwriters thereunder, (c) the merger of one or more IPO Subsidiaries with one or more direct or indirect holders of Equity Interests in the Borrower with the surviving entity in any such merger holding Equity Interests in the Borrower and the merger of such entities with any IPO Shell Company or IPO Subsidiary, (d) the issuance of Equity Interests of IPO Shell Companies to holders of Equity Interests of the Borrower in connection with any IPO Reorganization Transactions, (e) the entry into an exchange agreement, pursuant to which holders of Equity Interests of the Borrower will be permitted to exchange such interests for certain economic/voting Equity Interests in IPO Listco and (f) the entry into, and performance of, any tax receivables agreements by any IPO Shell Company or IPO Subsidiary, in each case of clauses (a) through (f), so long as after giving Pro Forma Effect to such agreement and the transactions contemplated thereby, the security interests of the Collateral Agent in the Collateral and the Guarantees of the Obligations, taken as a whole, would not be materially impaired.

“IPO Shell Company” shall mean each of IPO Listco and IPO Subsidiary.

“IPO Subsidiary” shall mean a wholly-owned subsidiary of IPO Listco formed in contemplation of, and to facilitate, IPO Reorganization Transactions and an IPO. The Borrower shall, promptly following its formation, notify the Administrative Agent of the formation of an IPO Subsidiary.

“Joinder Agreement” shall mean an agreement substantially in the form of Exhibit A.

“Joint Lead Arrangers and Bookrunners” shall mean Citigroup Global Markets, Inc. and Citizens Bank, N.A.

“Judgment Currency” shall have the meaning provided in Section 13.19.

“Junior Debt” shall mean any Indebtedness for borrowed money (other than any permitted intercompany Indebtedness owing between and among the Borrower or any Restricted Subsidiary) that is Subordinated Indebtedness.

“L/C Disbursement” shall mean a payment or disbursement made by an Letter of Credit Issuer pursuant to a Letter of Credit.

“L/C Participation Fee” shall have the meaning assigned to such term in Section 4.1(b).

“Lease Reserve” shall mean a reserve, in an amount established by the Administrative Agent in its Permitted Discretion, in respect of Inventory held at any leased Store locations intended to be closed pursuant to a GOB Liquidation Sale Event with respect to which the lease therefor is or is intended to be terminated by the applicable Credit Party.

“LCT Election” shall have the meaning provided in Section 1.12(c).

“LCT Test Date” shall have the meaning provided in Section 1.12(c).

“Legal Reservations” shall mean:

(a) the principle that certain remedies may be granted or refused at the discretion of the court, the limitation of enforcement by laws relating to bankruptcy, insolvency, liquidation, reorganization, court schemes, moratoria administration, and other laws generally affecting the rights of creditors and secured creditors and general principles of equity;

(b) solely with respect to a Foreign Credit Party, the time barring of claims under applicable limitation laws and defenses of acquiescence, set off or counterclaim and the possibility that an undertaking to assume liability for or to indemnify a person against non-payment of stamp duty may be void;

(c) solely with respect to a Foreign Credit Party, the principle that, in certain circumstances, security granted by way of fixed charge may be recharacterized as a floating charge or that security purported to be constituted as an assignment may be recharacterized as a charge;

(d) solely with respect to a Foreign Credit Party, the principle that additional interest imposed pursuant to any relevant agreement may be held to be unenforceable on the grounds that it is a penalty and thus void;

(e) solely with respect to a Foreign Credit Party, the principle that a court may not give effect to an indemnity for legal costs incurred by an unsuccessful litigant;

(f) solely with respect to a Foreign Credit Party, the principle that the creation or purported creation of security over any contract or agreement which is subject to a prohibition on transfer assignment or charging may be void, ineffective or invalid and may give rise to a breach of the contract or agreement over which security has purportedly been created;

(g) solely with respect to a Foreign Credit Party, the principle that a court may not give effect to any parallel debt provisions, covenants to pay the Administrative Agent and/or Collateral Agent or other similar provisions;

(h) solely with respect to a Foreign Credit Party, similar principles rights and defenses under the laws of any relevant jurisdiction; and

(i) solely with respect to a Foreign Credit Party, the principles of private and procedural laws of any relevant jurisdiction which affect the enforcement of a foreign court judgment.

“Lender” shall have the meaning provided in the preamble to this Agreement.

“Lender Default” shall mean (i) the refusal or failure of any Lender to make available its portion of any incurrence of Loans or reimbursement obligations, which refusal or failure is not cured within one Business Day after the date of such refusal or failure, unless such Lender notifies the Administrative Agent in writing that such refusal or failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in writing) has not been satisfied, (ii) the failure of any Lender to pay over to the Administrative Agent, any Letter of Credit Issuer or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, (iii) a Lender has notified, in writing, the Borrower or the Administrative Agent that it does not intend to comply with its funding obligations under this Agreement or has made a public statement to that effect with respect to its funding obligations under this Agreement, or a Lender has publicly announced that it does not intend to comply with its funding obligations under other loan agreements, credit agreements or similar facilities generally, (iv) a Lender has failed to confirm in a manner reasonably satisfactory to the Administrative Agent that it will comply with its funding obligations under this Agreement, (v) a Distressed Person has admitted in writing that it is insolvent or such Distressed Person becomes subject to a Lender-Related Distress Event or (vi) a Lender has become the subject of a Bail-In Action.

“Lender Parties” shall have the meaning provided in Section 13.21.

“Lender-Related Distress Event” shall mean, with respect to any Lender or any other Person that directly or indirectly controls such Lender (each, a “Distressed Person”) a voluntary or involuntary case with respect to such Distressed Person under any debt relief law, or a custodian, conservator, receiver, or similar official is appointed for such Distressed Person or any substantial part of such Distressed Person’s assets, or such Distressed Person, or any Person that directly or indirectly controls such Distressed Person or is subject to a forced liquidation or such Distressed Person makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any governmental authority having regulatory authority over such Distressed Person or its assets to be, insolvent or bankrupt, or becomes the subject of a Bail-In Action; provided that a Lender-Related Distress Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any equity interests in any Lender or any Person that directly or indirectly controls such Lender by a governmental authority or an instrumentality thereof.

“Letter of Credit” shall mean any letter of credit issued pursuant to Section 3, including any Alternate Currency Letter of Credit.

“Letter of Credit Commitment” shall mean, with respect to each Letter of Credit Issuer, the commitment of such Letter of Credit Issuer to issue Letters of Credit pursuant to Section 3.

“Letter of Credit Issuer” shall mean Citi (other than with respect to Trade Letters of Credit), and each other Letter of Credit Issuer designated pursuant to Section 3.10, in each case in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 3.10. A Letter of Credit Issuer may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Letter of Credit Issuer, in which case the term “Letter of Credit Issuer” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“Letter of Credit Issuer Fees” shall have the meaning given in Section 4.1(b).

“Letter of Credit Request” shall mean a request by the Borrower substantially in the form of Exhibit K-2.

“Letter of Credit Sublimit” shall mean the aggregate Letter of Credit Commitments of the Letter of Credit Issuer, in an amount not to exceed $35,000,000 (or the equivalent thereof in an Alternate Currency).

“LIBOR” shall have the meaning provided in the definition of LIBOR Rate.

“LIBOR Loan” shall mean any Loan bearing interest at a rate determined by reference to the Adjusted LIBOR Rate.

“LIBOR Rate” shall mean, with respect to any Credit Event and the conversion or continuation of any Loan, the greater of (a) zero, and (b):

(i) in the case of Dollar denominated and Swiss Franc denominated loans, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for Dollars or Swiss Francs, as applicable, for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate as of approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period (the “U.S. LIBOR Screen Rate”) (or, (i) in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (ii) if more than one rate is specified on such pages, the rate will be an arithmetic average of all such rates); provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBOR Rate” for any Dollar denominated Loans shall be the Interpolated Rate; or

(ii) in the case of Euro denominated Loans, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the appropriate page of the Reuters screen (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion) that displays the Global Rate Set Systems Limited (or the successor interest rate benchmark provider if Global Rate Set Systems Limited is no longer making the applicable interest settlement rate available) rate for deposits in Euros (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period (the “EURIBOR Screen Rate”), determined as of approximately 11:00 a.m. (Brussels time) on the date on which quotations would ordinarily be given by prime banks in the euro interbank market for value on the first day of the related Interest Period for such LIBOR Loan, but in any event not earlier than the second Business Day prior to the first day of the related Interest Period (but if more than one rate is specified on such page, the rate will be an arithmetic average of all such rates); provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBOR Rate” for Euro denominated Loans shall be the Interpolated Rate; or

(iii) in the case of Pounds Sterling denominated Loans, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the appropriate page of the Reuters screen (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion) that displays the ICE Benchmark Administration Limited (or the successor interest rate benchmark provider if ICE Benchmark Administration Limited is no longer making the applicable interest settlement rate available) rate for deposits in Pounds Sterling (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period (the “U.K. LIBOR Screen Rate”), determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period (but if more than one rate is specified on such page, the rate will be an arithmetic average of all such rates); provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBOR Rate” for any Pounds Sterling denominated Loans shall be the Interpolated Rate; or

(iv) in the case of Canadian Dollar denominated Loans, the rate per annum equal to the Canadian Dealer Offered Rate, or a comparable or successor rate, which rate is approved by the Administrative Agent and the Borrower, on the applicable Reuters screen page (or such other commercially available source providing such quotations of the Canadian Dealer Offered Rate as designated by the Administrative Agent from time to time) (such applicable rate being called the “CDOR Screen Rate” and together with the U.S. LIBOR Screen Rate, the EURIBOR Screen Rate and the U.K. LIBOR Screen Rate, as applicable, the “Screen Rate”))) at approximately 11:00 a.m., Toronto, Ontario time, two Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBOR Rate” for any Canadian Dollar denominated Loans shall be the Interpolated Rate; or

(v) for any rate calculation with respect to an ABR Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two Business Days prior to such date for Dollar deposits with a term of one month commencing that day;

provided that to the extent a comparable successor rate is established pursuant to Section 2.10(f) or approved by the Administrative Agent in connection with any rate set forth in this definition, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent; and if the LIBOR Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

“LIBOR Successor Rate” shall have the meaning provided in Section 2.10(f).

“LIBOR Successor Rate Conforming Changes” shall mean, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of ABR, Interest Period or LIBOR Rate, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent in consultation with the Borrower, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement).

“Lien” shall mean with respect to any asset, any mortgage, lien, pledge, hypothecation, charge, security interest, preference, priority, or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement or any lease in the nature thereof; provided that in no event shall an operating lease or a license, sub-license or cross-license to Intellectual Property be deemed to constitute a Lien.

“Limited Condition Transaction” shall mean (a) the consummation of any acquisition or investment that the Borrower or one or more of its Restricted Subsidiaries is contractually committed to consummate and whose consummation is not conditioned on the availability of, or on obtaining, third party financing, (b) any prepayment, repurchase or redemption of Indebtedness requiring irrevocable notice in advance of such prepayment, repurchase or redemption and/or (c) any other Restricted Payment requiring declaration in advance thereof.

“Loan” shall mean a Swingline Loan or any other loan made by any Lender pursuant to this Agreement.

“Local Time” shall mean prevailing New York City time.

“Master Agreement” shall have the meaning provided in the definition of the term “Hedge Agreement.”

“Material Adverse Effect” shall mean a circumstance or condition affecting the business, assets, operations, properties, or financial condition of the Borrower and its Subsidiaries, taken as a whole, that would, individually or in the aggregate, materially adversely affect (a) the ability of Borrower and the other Credit Parties, taken as a whole, to perform their payment obligations under this Agreement or any of the other Credit Documents or (b) the rights and remedies of the Administrative Agent and the Lenders under the Credit Documents.

“Material Indebtedness” shall have the meaning provided in Section 11.1(d).

“Material Subsidiary” shall mean, at any date of determination, each Restricted Subsidiary (i) whose total assets at the last day of the Test Period ending on the last day of the most recent fiscal period for which Section 9.1 Financials have been delivered were equal to or greater than 5.0% of the Consolidated Total Assets of the Borrower and the Restricted Subsidiaries at such date or (ii) whose revenues during such Test Period were equal to or greater than 5.0% of the consolidated revenues of the Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP; provided that if, at any time and from time to time after the Closing Date, Restricted Subsidiaries that are not Material Subsidiaries (other than Subsidiaries that are Excluded Subsidiaries by virtue of the definition of “Excluded Subsidiary” (other than clause (i) of such definition)) have, in the aggregate, (a) total assets at the last day of such Test Period equal to or greater than 10.0% of the Consolidated Total Assets of the Borrower and the Restricted Subsidiaries at such date or (b) revenues during such Test Period equal to or greater than 10.0% of the consolidated revenues of the Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP, then the Borrower shall, on the date on which financial statements for such quarter are delivered pursuant to this Agreement, designate in writing to the Administrative Agent one or more of such Restricted Subsidiaries as Material Subsidiaries for each fiscal period until this proviso is no longer applicable.

“Maturity Date” shall mean the earlier of (a) the date on which the outstanding Obligations become due and payable in accordance with the terms of this Agreement and (b) the Final Maturity Date.

“Minimum Borrowing Amount” shall mean (i) with respect to a Borrowing of LIBOR Loans denominated in Dollars, $1,000,000 (or, if less, the entire remaining applicable Commitments at the time of such Borrowing) and (ii) with respect to a Borrowing of ABR Loans denominated in Dollars, $1,000,000 (or, if less, the entire remaining applicable Commitments at the time of such Borrowing).

“Moody’s” shall mean Moody’s Investors Service, Inc. or any successor by merger or consolidation to its business.

“Multiemployer Plan” shall mean a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which any Credit Party or ERISA Affiliate makes or is obligated to make contributions, or during the five preceding calendar years, has made or been obligated to make contributions.

“Net Income” shall mean, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends.

“Net Orderly Liquidation Value” shall mean, with respect to any Inventory, the net appraised orderly liquidation value (expressed as a percentage) of such Inventory (net of liquidation expenses, costs of sale, operating expenses and retrieval and related costs), as determined by reference to the appraisal of the Inventory prepared by Hilco Valuation Services, dated May, 2018.

“Non-Consenting Lender” shall have the meaning provided in Section 13.7(b).

“Non-Defaulting Lender” shall have the meaning provided in Section 2.16(a)(iii)(2).

“Non-Extension Notice Date” shall have the meaning provided in Section 3.2(d).

“Non-U.S. Lender” shall mean any Lender that is not a “United States person” as defined by Section 7701(a)(30) of the Code.

“Note” shall have the meaning provided in the recitals to this Agreement.

“Notice of Borrowing” shall have the meaning provided in Section 2.3(a).

“Notice of Conversion or Continuation” shall have the meaning provided in Section 2.6(a).

“Obligations” shall mean all advances to, and debts, liabilities, obligations, covenants, and duties of, Holdings (if any) and any other Credit Party (or in the case of any Secured Cash Management Agreement or any Secured Hedge Agreement, any Restricted Subsidiary) arising under any Credit Document or otherwise with respect to any Revolving Credit Commitment, Loan, Letter of Credit, or under any Secured Cash Management Agreement or Secured Hedge Agreement (other than with respect to Holdings (if applicable) or any Restricted Subsidiary’s obligations that constitute Excluded Swap Obligations solely with respect to Holdings (if applicable) or such Restricted Subsidiary, as the case may be), in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against Holdings, any other Credit Party or any Affiliate thereof of any proceeding under any bankruptcy or insolvency law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Obligations of Holdings (if any) and the other Credit Parties under the Credit Documents (and any of their Subsidiaries to the extent they have obligations under the Credit Documents) include the obligation (including guarantee obligations) to pay principal, interest, charges, expenses, fees, attorney costs, indemnities, and other amounts payable by Holdings (if any) or any other Credit Party under any Credit Document; provided that, in each case, (x) no U.K. Borrower shall be liable for any of the U.S. Loans or other Obligations of Holdings or the U.S. Borrowers and (y) all Credit Parties shall be jointly and severally liable for the U.K. Loans and the other Obligations of the U.K. Borrowers.

“OFAC” shall have the meaning assigned to such term in the definition of “Sanctioned Person”.

“Other Taxes” shall mean all present or future stamp, registration, court or documentary Taxes or any other excise, property, intangible, mortgage recording, filing or similar Taxes arising from any payment made hereunder or under any other Credit Document or from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any other Credit Document; provided that such term shall not include (i) any Taxes that result from an assignment (“Assignment Taxes”), to the extent such Assignment Taxes are imposed as a result of a connection between the Lender and the taxing jurisdiction (other than a connection arising solely from any Credit Documents or any transactions contemplated hereunder or thereunder), except to the extent that any such action described in this proviso is requested or required by the Borrower, or (ii) any Excluded Taxes.

“Parent Entity” shall mean any Person that is a direct or indirect parent company (which may be organized as, among other things, a partnership) of Holdings and/or the Borrower, as applicable; provided that for purposes of clauses (i), (ii) and (iv) of the definition of Change of Control, references to the Borrower shall be deemed to refer to any such Parent Entity.

“Participant” shall have the meaning provided in Section 13.6(c)(i).

“Participant Register” shall have the meaning provided in Section 13.6(c)(ii).

“Participating Member State” shall mean any member state of the European Union that adopts or has adopted the Euro as its lawful currency in accordance with legislation of the European Union relating to economic and monetary union.

“Patriot Act” shall have the meaning provided in Section 13.18.

“Payment Conditions” shall mean at the time of determination:

(a) no Event of Default exists or would arise as a result of the applicable Specified Transaction,

(b) there is Excess Global Availability, after giving pro forma effect to such Specified Transaction, as of the date of such Specified Transaction and for each day during the thirty (30) calendar days immediately prior to such Specified Transaction, in excess of, calculated on a Pro Forma Basis giving effect to any Loan or Letter of Credit borrowed or issued, as applicable, in the relevant transaction, and any Borrowing Base asset to be acquired therein, (i) if the Designated Fixed Charge Coverage Ratio as of the end of the most recently ended Test Period (regardless of whether a Covenant Trigger Period is continuing) is greater than or equal to 1.0 to 1.0, the greater of (x) 10.0% of the Global Line Cap and (y) $7,500,000 or (ii) otherwise, the greater of (x) 15.0% of the Global Line Cap and $11,250,000, and

(c) with respect to any Specified Transaction in excess of $10,000,000, the Borrower shall have delivered to the Administrative Agent an officer’s certificate executed by a Responsible Officer of the Borrower, certifying to the best of such officer’s knowledge, compliance with the requirements of preceding clauses (a) through (b), inclusive, and demonstrating (in reasonable detail) the calculations (if any) required thereby; provided that this clause (c) shall not apply to transactions between any of the Borrowers and/or any of the Subsidiaries.

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Pension Plan” shall mean any “employee pension benefit plan” (as defined in Section 3(2) of ERISA, but excluding any Multiemployer Plan) that is subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code, in respect of which any Credit Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4062 or Section 4069 of ERISA, be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Perfection Requirements” shall mean any and all registrations, notarizations, filings, endorsements, stampings, notices, acceptances and other actions and steps required to be made in any relevant jurisdiction in order to perfect the Lien created or purported to be created pursuant to the Security Documents or in order to achieve the relevant priority for such Lien.

“Permitted Acquisition” shall have the meaning provided in clause (iii) of the definition of Permitted Investment.

“Permitted Asset Swap” shall mean the concurrent purchase and sale or exchange of Related Business Assets or a combination of Related Business Assets and cash or Cash Equivalents between the Borrower or a Restricted Subsidiary and another Person; provided that any cash or Cash Equivalents received must be applied in accordance with Section 10.4.

“Permitted Discretion” shall mean the reasonable (from the perspective of a secured asset-based lender) credit judgment exercised in good faith in accordance with customary business practices of the Administrative Agent for comparable asset-based lending transactions.

“Permitted Holders” shall mean each of (i) the Investors and their respective Affiliates (other than any portfolio company of an Investor) and members of management of the Borrower or any Subsidiary (or their respective direct or indirect parent or management investment vehicle) who are holders of Equity Interests of the Borrower (or its direct or indirect parent company or management investment vehicle) and any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) of which any of the foregoing are members; provided that, in the case of such group and without giving effect to the existence of such group or any other group, such Investors, their respective Affiliates (other than any portfolio company of an Investor) and members of management, collectively, have beneficial ownership of more than 50% of the total voting power of the Voting Stock of the Borrower or any other direct or indirect Parent Entity, (ii) any direct or indirect Parent Entity formed not in connection with, or in contemplation of, a transaction (other than the Transactions or IPO Reorganization Transactions) that, assuming such parent was not formed after giving effect thereto, would constitute a Change of Control and (iii) any entity (other than a Parent Entity) through which a Parent Entity described in clause (ii) directly or indirectly holds Equity Interests of the Borrower and has no other material operations other than those incidental thereto.

“Permitted Intercompany Activities” shall mean any transactions between or among the Borrower and its Subsidiaries that are entered into in the ordinary course of business and, in the good faith judgment of the Borrower, are necessary or advisable in connection with the ownership or operation of the business of the Borrower and its Subsidiaries, including (i) payroll, cash management, purchasing, insurance and hedging arrangements and (ii) management, technology and licensing arrangements.

“Permitted Investments” shall mean:

(i) any Investment in the Borrower or any Restricted Subsidiary;

(ii) any Investment in cash, Cash Equivalents, or Investment Grade Securities at the time such Investment is made;

(iii) (a) any transactions or Investments otherwise made in connection with the Transactions, (b) any Investment by the Borrower or any Restricted Subsidiary in a Person that is engaged in a Similar Business if as a result of such Investment and (c) any acquisition of all or substantially all of the assets of a Person (or all or substantially all of a division, product line or facility used for operations of the Borrower or any Subsidiary) (a “Permitted Acquisition”), provided that in the case of clause (b), (1) such Person becomes a Restricted Subsidiary or (2) such Person, in one transaction or a series of related transactions, is merged, consolidated, or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary, and, in each case, any Investment held by such Person; provided that such Investment was not acquired by such Person in contemplation of such acquisition, merger, consolidation, or transfer;

(iv) any Investment in securities or other assets not constituting cash, Cash Equivalents, or Investment Grade Securities and received in connection with an Asset Sale made pursuant to Section 10.4 or any other disposition of assets not constituting an Asset Sale;

(v) (a) any Investment existing or contemplated on the Closing Date and, in each case, listed on Schedule 10.5 and (b) Investments consisting of any modification, replacement, renewal, reinvestment, or extension of any such Investment; provided that the amount of any such Investment is not increased from the amount of such Investment on the Closing Date except pursuant to the terms of such Investment (including in respect of any unused commitment), plus any accrued but unpaid interest (including any portion thereof which is payable in kind in accordance with the terms of such modified, extended, renewed, or replaced Investment) and premium payable by the terms of such Indebtedness thereon and fees and expenses associated therewith as of the Closing Date;

(vi) any Investment acquired by the Borrower or any Restricted Subsidiary (a) in exchange for any other Investment or accounts receivable held by the Borrower or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization, or recapitalization of such other Investment or accounts receivable or (b) as a result of a foreclosure by the Borrower or any Restricted Subsidiary with respect to any secured Investment or other transfer of title with respect to any secured Investment in default;

(vii) Hedging Obligations permitted under clause (j) of Section 10.1 and Cash Management Services;

(viii) any Investment in a Similar Business having an aggregate Fair Market Value, taken together with all other Investments made pursuant to this clause (viii) that are at that time outstanding, not to exceed the greater of (a) $76,000,000 and (b) 33.33% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of such Investment (with the Fair Market Value of each Investment being measured at the time made and without giving effect to subsequent changes in value); provided, however, that if any Investment pursuant to this clause (viii) is made in any Person that is not a Restricted Subsidiary at the date of the making of such Investment and such Person becomes a Restricted Subsidiary after such date, such Investment shall thereafter be deemed to have been made pursuant to clause (i) above and shall cease to have been made pursuant to this clause (viii) for so long as such Person continues to be a Restricted Subsidiary;

(ix) Investments the payment for which consists of Equity Interests of the Borrower or any Parent Entity of the Borrower (exclusive of Disqualified Stock); provided that such Equity Interests will not increase the amount available for Restricted Payments under clause (iii) of Section 10.5(a);

(x) guarantees of Indebtedness permitted under Section 10.1 and Investments to the extent constituting Permitted Liens;

(xi) Permitted Intercompany Activities and any transaction to the extent it constitutes an Investment that is permitted and made in accordance with the provisions of Section 9.9 (except transactions described in clause (b) of such paragraph);

(xii) Investments consisting of purchases and acquisitions of inventory, supplies, material, equipment, or other similar assets in the ordinary course of business;

(xiii) additional Investments having an aggregate Fair Market Value, taken together with all other Investments made pursuant to this clause (xiii) that are at that time outstanding (without giving effect to the sale of an Unrestricted Subsidiary to the extent the proceeds of such sale do not consist of cash or marketable securities), not to exceed the sum of (x) the greater of (a) $114,000,000 and (b) 50% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of such Investment, (y) the Available Restricted Payments Amount and (z) the Available Restricted Debt Payments Amount (with the Fair Market Value of each Investment being measured at the time made and without giving effect to subsequent changes in value); provided, however, that if any Investment pursuant to this clause (xiii) is made in any Person that is not a Restricted Subsidiary at the date of the making of such Investment and such Person becomes a Restricted Subsidiary after such date, such Investment shall thereafter be deemed to have been made pursuant to clause (i) above and shall cease to have been made pursuant to this clause (xiii) for so long as such Person continues to be a Restricted Subsidiary;

(xiv) Investments relating to any Receivables Subsidiary that, in the good faith determination of the board of directors (or analogous governing body) of the Borrower, are necessary or advisable to effect a Receivables Facility or any repurchases in connection therewith;

(xv) advances to, or guarantees of Indebtedness of, employees not in excess of the greater of (a) $11,500,000 and (b) 5% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of such Investment;

(xvi) (a) loans and advances to officers, directors, managers, and employees for business-related travel expenses, moving expenses, and other similar expenses, in each case, incurred in the ordinary course of business or consistent with past practices or to fund such Person’s purchase of Equity Interests of the Borrower or any Parent Entity of the Borrower and (b) promissory notes received from stockholders of the Borrower, any Parent Entity of the Borrower or any Subsidiary in connection with the exercise of stock options in respect of the Equity Interests of the Borrower, any Parent Entity of the Borrower and the Subsidiaries;

(xvii) Investments consisting of extensions of trade credit in the ordinary course of business;

(xviii) Investments in the ordinary course of business consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Uniform Commercial Code Article 4 customary trade arrangements with customers consistent with past practices;

(xix) any Permitted Tax Restructuring;

(xx) Investments made in the ordinary course of business in connection with obtaining, maintaining or renewing client, franchisee, supplier and customer contracts and loans or advances made to, and guarantees with respect to obligations of, franchisees, distributors, suppliers, licensors and licensees in the ordinary course of business;

(xxi) the licensing and contribution of Intellectual Property pursuant to joint marketing arrangements with other Persons, in the ordinary course of business;

(xxii) advances of payroll payments to employees in the ordinary course of business;

(xxiii) contributions to a “rabbi” trust for the benefit of employees, directors, consultants, independent contractors or other service providers or other grantor trust subject to claims of creditors in the case of a bankruptcy of the Borrower or any Subsidiary or any Parent Entity of the Borrower;

(xxiv) Investments by an Unrestricted Subsidiary entered into prior to the day such Unrestricted Subsidiary is redesignated as a Restricted Subsidiary pursuant to the definition of “Unrestricted Subsidiary”;

(xxv) Investments arising in respect of the provision of virtual account numbers, credit cards, gift cards and other funds transfer liabilities (including electronic money, payment and money transmitter services) in the ordinary course of business; and

(xxvi) other Investments so long as the Payment Conditions are satisfied on a Pro Forma Basis immediately after giving effect to any such Investment.

“Permitted Liens” shall mean, with respect to any Person:

(i) pledges or deposits by such Person under workmen’s compensation laws, unemployment insurance laws, or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness), or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for the payment of rent or deposits made to secure obligations arising from contractual or warranty refunds, in each case, incurred in the ordinary course of business;

(ii) Liens imposed by law, such as carriers’, warehousemen’s, materialmen’s, repairmen’s, and mechanics’ Liens, in each case, (x) for sums not yet overdue for a period of more than 60 days or, if more than 60 days overdue, are unfiled and no other action has been taken to enforce such Lien or that are being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP, or (y) so long as such Liens do not individually or in the aggregate have a Material Adverse Effect;

(iii) Liens for Taxes, assessments, or other governmental charges, in each case (x) not yet overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP or are not required to be paid pursuant to Section 8.11, or for property Taxes on property of the Borrower or one of its Subsidiaries that such entity has determined to abandon if the sole recourse for such Tax, assessment, charge, levy, or claim is to such property or (y) so long as such Liens do not individually or in the aggregate have a Material Adverse Effect;

(iv) Liens in favor of issuers of performance, surety, bid, indemnity, warranty, release, appeal, or similar bonds or with respect to other regulatory requirements or letters of credit or bankers’ acceptances issued, and completion guarantees provided for, in each case pursuant to the request of and for the account of such Person in the ordinary course of its business;

(v) minor survey exceptions, minor encumbrances, ground leases, easements, or reservations of, or rights of others for, licenses, rights-of-way, servitudes, sewers, electric lines, drains, telegraph and telephone and cable television lines, gas and oil pipelines, and other similar purposes, or zoning, building codes, or other restrictions (including, without limitation, minor defects or irregularities in title and similar encumbrances) as to the use of real properties or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not incurred in connection with Indebtedness and which do not, in the aggregate, materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person, taken as a whole;

(vi) Liens securing Indebtedness permitted to be outstanding pursuant to clause (a), (b) (so long as such Liens are subject to the ABL Intercreditor Agreement (pursuant to which such Liens shall rank junior to the Liens on the ABL Priority Collateral securing the Obligations)), (d), (l)(ii) (so long as such Liens do not extend to the ABL Priority Collateral or are subject to the ABL Intercreditor Agreement (pursuant to which such Liens shall rank junior to the Liens on the ABL Priority Collateral securing the Obligations)), (r), (w) (so long as such Liens are subject to the ABL Intercreditor Agreement (pursuant to which such Liens shall rank junior to the Liens on the ABL Priority Collateral securing the Obligations)), (x) (so long as such Liens are subject to the ABL Intercreditor Agreement (pursuant to which such Liens shall rank junior to the Liens on the ABL Priority Collateral securing the Obligations)) or (dd) (so long as such Liens are subject to the ABL Intercreditor Agreement (pursuant to which such Liens shall rank junior to the Liens on the ABL Priority Collateral securing the Obligations)) of Section 10.1 or Indebtedness permitted pursuant to the first paragraph of Section 10.1 (so long as such Liens are subject the ABL Intercreditor Agreement (pursuant to which such Liens shall rank junior to the Liens on the ABL Priority Collateral securing the Obligations)); provided that, (a) in the case of clause (d) of Section 10.1, such Lien may not extend to any property or equipment (or assets affixed or appurtenant thereto) other than the property or equipment being financed or refinanced under such clause (d) of Section 10.1, replacements of such property, equipment or assets, and additions and accessions and in the case of multiple financings of equipment provided by any lender, other equipment financed by such lender; and (b) in the case of clause (r) of Section 10.1, such Lien may not extend to any assets other than the assets owned by Restricted Subsidiaries that are not Credit Parties; provided that without any further consent of the Lenders, the Administrative Agent and the Collateral Agent shall be authorized to execute and deliver on behalf of the Secured Parties the ABL Intercreditor Agreement contemplated by this clause (vi);

(vii) subject to Section 9.14, Liens existing on the Closing Date; provided that any Lien securing Indebtedness or other obligations in excess of (a) $5,000,000 individually or (b) $20,000,000 in the aggregate (when taken together with all other Liens securing obligations outstanding in reliance on this clause (b) that are not listed on Schedule 10.2) shall only be permitted if set forth on Schedule 10.2, and, in each case, any modifications, replacements, renewals, refinancings, or extensions thereof;

(viii) Liens on property or shares of stock of a Person at the time such Person becomes a Subsidiary; provided such Liens are not created or incurred in connection with, or in contemplation of, such other Person becoming a Subsidiary; provided, further, however, that such Liens may not extend to any other property owned by the Borrower or any Restricted Subsidiary (other than, with respect to such Person, any replacements of such property or assets and additions and accessions thereto, after-acquired property subject to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property of such Person, and the proceeds and the products thereof and customary security deposits in respect thereof and in the case of multiple financings of equipment provided by any lender, other equipment financed by such lender, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition);

(ix) Liens on property at the time the Borrower or a Restricted Subsidiary acquired the property, including any acquisition by means of a merger or consolidation with or into the Borrower or any Restricted Subsidiary or the designation of an Unrestricted Subsidiary as a Restricted Subsidiary; provided that such Liens are not created or incurred in connection with, or in contemplation of, such acquisition, merger, consolidation, or designation; provided, further, however, that such Liens may not extend to any other property owned by the Borrower or any Restricted Subsidiary (other than, with respect to such property, any replacements of such property or assets and additions and accessions thereto, after-acquired property subject to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, and the proceeds and the products thereof and customary security deposits in respect thereof and in the case of multiple financings of equipment provided by any lender, other equipment financed by such lender, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition);

(x) Liens securing Indebtedness or other obligations of the Borrower or a Restricted Subsidiary owing to the Borrower or another Restricted Subsidiary permitted to be incurred in accordance with Section 10.1;

(xi) Liens securing Hedging Obligations and Cash Management Services so long as the related Indebtedness is, and is permitted hereunder to be, secured by a Lien on the same property securing such Hedging Obligations and Cash Management Services; provided that any such Lien on the ABL Collateral shall rank junior to the Liens on the ABL Collateral securing the Obligations;

(xii) Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment, or storage of such inventory or other goods;

(xiii) leases, subleases, licenses, or sublicenses (including of Intellectual Property) granted to others in the ordinary course of business;

(xiv) Liens arising from Uniform Commercial Code financing statement filings regarding operating leases or consignments entered into by the Borrower or any Restricted Subsidiary in the ordinary course of business;

(xv) Liens in favor of the Borrower or any other Guarantor;

(xvi) Liens on equipment of the Borrower or any Restricted Subsidiary granted in the ordinary course of business to the Borrower or such Restricted Subsidiary’s client at which such equipment is located;

(xvii) Liens on accounts receivable and related assets incurred in connection with a Receivables Facility;

(xviii) Liens to secure any refinancing, refunding, extension, renewal, or replacement (or successive refinancing, refunding, extensions, renewals, or replacements) as a whole, or in part, of any Indebtedness secured by any Lien referred to in clauses (vi), (vii), (viii), (ix), (x), and (xv) of this definition of Permitted Liens; provided that (a) such new Lien shall be limited to all or part of the same property that secured the original Lien (plus improvements on such property), (b) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (1) the outstanding principal amount or, if greater, the committed amount of the Indebtedness described under clauses (vi), (vii), (viii), (ix), (x), and (xv) at the time the original Lien became a Permitted Lien under this Agreement, (2) an amount necessary to pay any fees and expenses, including premiums and accrued and unpaid interest, related to such refinancing, refunding, extension, renewal, or replacement and (3) any amounts then permitted to be incurred as Indebtedness under Section 10.1 and (c) to the extent any such Lien described under clauses (vi), (vii), (viii), (ix), (x), or (xv) is required to be subject the ABL Intercreditor Agreement (pursuant to which such Lien shall rank junior to the Liens on the ABL Priority Collateral securing the Obligations), such new Lien shall also be subject the ABL Intercreditor Agreement (pursuant to which such Lien shall rank junior to the Liens on the ABL Priority Collateral securing the Obligations);

(xix) deposits made or other security provided to secure liabilities to insurance carriers under insurance or self-insurance arrangements in the ordinary course of business;

(xx) other Liens securing obligations (including Capitalized Lease Obligations) which do not exceed the greater of (a) $114,000,000 and (b) 50% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of the incurrence of such Lien; provided that at the Borrower’s election, (i) in the case of Liens securing Permitted Other Indebtedness Obligations that constitute First Lien Obligations, the Collateral Agent, the Administrative Agent, the Term Administrative Agent, the Term Collateral Agent and the representative for the holders of such Permitted Other Indebtedness Obligations shall have entered into the ABL Intercreditor Agreement (pursuant to which such Liens shall rank junior to the Liens on the ABL Priority Collateral security the Obligations); and (ii) in the case of Liens securing Permitted Other Indebtedness Obligations that do not constitute First Lien Obligations, the Collateral Agent, the Administrative Agent and the representative of the holders of such Permitted Other Indebtedness Obligations shall have entered into the ABL Intercreditor Agreement (pursuant to which such Liens shall rank junior to the Liens on the ABL Priority Collateral security the Obligations); provided that without any further consent of the Lenders, the Administrative Agent and the Collateral Agent shall be authorized to execute and deliver on behalf of the Secured Parties the ABL Intercreditor Agreement contemplated by this clause (xx);

(xxi) Liens securing judgments for the payment of money not constituting an Event of Default under Section 11.1(e) or Section 11.1(j);

(xxii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(xxiii) Liens (a) of a collection bank arising under Section 4-210 of the Uniform Commercial Code or any comparable or successor provision on items in the course of collection, (b) attaching to commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business, and (c) in favor of banking or other financial institutions or other electronic payment service providers arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking or finance industry;

(xxiv) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 10.1; provided that such Liens do not extend to any assets other than those that are the subject of such repurchase agreement;

(xxv) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

(xxvi) Liens that are contractual rights of set-off (a) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (b) relating to pooled deposits or sweep accounts of the Borrower or any of the Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and the Restricted Subsidiaries, or (c) relating to purchase orders and other agreements entered into by the Borrower or any of the Restricted Subsidiaries in the ordinary course of business;

(xxvii) Liens (a) solely on any cash earnest money deposits made by the Borrower or any of the Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted under this Agreement or (b) consisting of an agreement to dispose of any property pursuant to a disposition permitted hereunder;

(xxviii) rights reserved or vested in any Person by the terms of any lease, license, franchise, grant, or permit held by the Borrower or any of the Restricted Subsidiaries or by a statutory provision, to terminate any such lease, license, franchise, grant, or permit, or to require annual or periodic payments as a condition to the continuance thereof;

(xxix) restrictive covenants affecting the use to which real property may be put; provided that the covenants are complied with;

(xxx) security given to a public utility or any municipality or governmental authority when required by such utility or authority in connection with the operations of that Person in the ordinary course of business;

(xxxi) zoning by-laws and other land use restrictions, including, without limitation, site plan agreements, development agreements, and contract zoning agreements;

(xxxii) Liens arising out of conditional sale, title retention, consignment, or similar arrangements for sale of goods entered into by the Borrower or any Restricted Subsidiary in the ordinary course of business;

(xxxiii) Liens arising under the Security Documents;

(xxxiv) Liens on goods purchased in the ordinary course of business, the purchase price of which is financed by a documentary letter of credit issued for the account of Holdings, the Borrower or any of its Subsidiaries;

(xxxv) (a) Liens on Equity Interests in joint ventures; provided that any such Lien is in favor of a creditor of such joint venture and such creditor is not an Affiliate of any partner to such joint venture and (b) purchase options, call, and similar rights of, and restrictions for the benefit of, a third party with respect to Equity Interests held by the Borrower or any Restricted Subsidiary in joint ventures;

(xxxvi) Liens on cash and Cash Equivalents that are earmarked to be used to satisfy or discharge Indebtedness; provided (a) such cash and/or Cash Equivalents are deposited into an account from which payment is to be made, directly or indirectly, to the Person or Persons holding the Indebtedness that is to be satisfied or discharged, (b) such Liens extend solely to the account in which such cash and/or Cash Equivalents are deposited and are solely in favor of the Person or Persons holding the Indebtedness (or any agent or trustee for such Person or Persons) that is to be satisfied or discharged, and (c) the satisfaction or discharge of such Indebtedness is expressly permitted hereunder;

(xxxvii) with respect to any Foreign Subsidiary, other Liens and privileges arising mandatorily by any Requirements of Law;

(xxxviii) to the extent pursuant to a Requirements of Law, Liens on cash or Permitted Investments securing Hedge Agreements in the ordinary course of business;

(xxxix) Liens securing Indebtedness permitted under Section 10.1(aa); provided that such Liens do not extend to the ABL Priority Collateral or are subject to the ABL Intercreditor Agreement (pursuant to which such Liens shall rank junior to the Liens on the ABL Priority Collateral securing the Obligations);

(xxxx) additional Liens of the Borrower or any of its Restricted Subsidiaries in an aggregate principal amount not to exceed the Available Amount that is not otherwise applied pursuant to Section 10.1(aa) and Section 10.5(a)(iii) as in effect immediately prior to the incurrence of such Liens (and after giving Pro Forma Effect thereto); provided that such Liens do not extend to the ABL Priority Collateral or are subject to the ABL Intercreditor Agreement (pursuant to which such Liens shall rank junior to the Liens on the ABL Priority Collateral securing the Obligations);

(xxxxi) Liens arising in respect of virtual account numbers, credit cards, gift cards and other funds transfer liabilities (including electronic money, payment and money transmitter services) in the ordinary course of business; and

(xxxxii) additional Liens of the Borrower or any of its Restricted Subsidiaries in an aggregate principal amount that does not exceed the amount of Excluded Contributions made since the Closing Date that is not otherwise applied pursuant to Section 10.1(bb) and Section 10.5(b)(10) as in effect immediately prior to the incurrence of such Liens (and after giving Pro Forma Effect thereto); provided that such Liens do not extend to the ABL Priority Collateral or are subject to the ABL Intercreditor Agreement (pursuant to which such Liens shall rank junior to the Liens on the ABL Priority Collateral securing the Obligations).

For purposes of this definition, the term “Indebtedness” shall be deemed to include interest on, and fees, expenses and other obligations payable with respect to, such Indebtedness.

“Permitted Other Indebtedness” shall mean Indebtedness consisting of one or more series of (x) secured or unsecured bonds, notes or debentures (which bonds, notes or debentures, if secured by the Collateral, must be secured either by Liens pari passu with the Liens on the Collateral securing the First Lien Obligations (but without regard to control of remedies) or by Liens having a junior priority relative to the Liens on the Collateral securing the First Lien Obligations), or (y) secured or unsecured loans (which loans, if secured by the Collateral, must be secured either by Liens pari passu with the Liens on the Collateral securing the First Lien Obligations (but without regard to control of remedies) or by Liens having a junior priority relative to the Liens on the Collateral securing the First Lien Obligations), in each case issued or incurred by the Borrower or a Guarantor, (a) the maturity date of such Indebtedness shall be no earlier than two (2) years after the Final Maturity Date and such Indebtedness shall not have a shorter weighted average life to maturity than the existing Term Loans; provided that this clause (a) shall not apply to (I) any customary bridge facility so long as the long-term debt into which any such customary bridge facility is to be converted satisfies such clause (a) and (II) up to the greater of (x) $228,000,000 and (y) 100% of Consolidated EBITDA for the most recently ended Test Period (on a Pro Forma Basis) prior to such date of determination of Permitted Other Indebtedness (as elected by the Borrower), (b) that, if secured on ABL Priority Collateral, shall be subject to the ABL Intercreditor Agreement or subordinated to the Lien securing the First Lien Obligations on the ABL Priority Collateral in a manner consistent with the ABL Intercreditor Agreement and (c) the other terms of which shall be on terms and documentation as determined by the Borrower and the lenders providing such Indebtedness.

“Permitted Other Indebtedness Documents” shall mean any document or instrument (including any guarantee, security agreement, or mortgage and which may include any or all of the Credit Documents) issued or executed and delivered with respect to any Permitted Other Indebtedness by any Credit Party.

“Permitted Other Indebtedness Obligations” shall mean, if any Permitted Other Indebtedness is issued or incurred, all advances to, and debts, liabilities, obligations, covenants, and duties of, any Credit Party arising under any Permitted Other Indebtedness Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising, and including interest and fees that accrue after the commencement by or against any Credit Party or any Affiliate thereof of any proceeding under any bankruptcy or insolvency law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Permitted Other Indebtedness Obligations of the applicable Credit Parties under the Permitted Other Indebtedness Documents (and any of their Restricted Subsidiaries to the extent they have obligations under the Permitted Other Indebtedness Documents) include the obligation (including guarantee obligations) to pay principal, interest, charges, expenses, fees, attorney costs, indemnities, and other amounts payable by any such Credit Party under any Permitted Other Indebtedness Document.

“Permitted Other Indebtedness Secured Parties” shall mean the holders from time to time of secured Permitted Other Indebtedness Obligations (and any representative on their behalf).

“Permitted Sale Leaseback” shall mean any Sale Leaseback consummated by the Borrower or any of the Restricted Subsidiaries after the Closing Date; provided that any such Sale Leaseback not between the Borrower and a Restricted Subsidiary is consummated for fair value as determined at the time of consummation in good faith by (i) the Borrower or such Restricted Subsidiary or (ii) in the case of any Sale Leaseback (or series of related Sale Leasebacks) the aggregate proceeds of which exceed the greater of (a) $91,250,000 and (b) 40% of Consolidated EBITDA for the most recently ended Test Period

(calculated on a Pro Forma Basis) at the time of the incurrence of such Sale Leaseback, the board of directors (or analogous governing body) of the Borrower or such Restricted Subsidiary (which such determination may take into account any retained interest or other Investment of the Borrower or such Restricted Subsidiary in connection with, and any other material economic terms of, such Sale Leaseback).

“Permitted Tax Restructuring” shall mean any re-organizations and/or other activities related to tax planning and tax re-organization (as determined by the Borrower in good faith) entered into after the date hereof among Holdings and its Restricted Subsidiaries so long as such reorganization and/or other activities do not materially impair the security interests of the Collateral Agent in the Collateral, taken as a whole, and, after giving effect to such Permitted Tax Restructuring, Holdings and its Restricted Subsidiaries otherwise comply with Sections 9.11, 9.12 and 9.14, to the extent applicable.

“Person” shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust, or other enterprise or any Governmental Authority.

“Plan” shall mean, other than any Multiemployer Plan, any employee benefit plan (as defined in Section 3(3) of ERISA), including any employee welfare benefit plan (as defined in Section 3(1) of ERISA), any employee pension benefit plan (as defined in Section 3(2) of ERISA), and any plan which is both an employee welfare benefit plan and an employee pension benefit plan, and in respect of which any Credit Party or, with respect to any such plan that is subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code, any ERISA Affiliate is (or, if such plan were terminated, would under Section 4062 or Section 4069 of ERISA be reasonably likely to be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform” shall have the meaning provided in Section 13.17(a).

“Post-Acquisition Period” shall mean, with respect to any Permitted Acquisition, the period beginning on the date such Permitted Acquisition is consummated and ending on the last day of the eighth full consecutive fiscal quarter immediately following the date on which such Permitted Acquisition is consummated.

“Pounds Sterling” or “£” shall men the lawful currency of the United Kingdom.

“Preferred Equity Exchange” shall mean the settlement of any Preferred Units tendered and accepted in the Preferred Equity Exchange Offer.

“Preferred Equity Exchange Offer” shall mean the offer by Holdings to exchange Preferred Units for Initial Term Loans pursuant to the Offer to Exchange Statement of Holdings, dated as of November 15, 2019, as the same may be amended from time to time.

“Preferred Units” shall mean the Series A Participating Preferred Units of Holdings.

“primary obligor” shall have the meaning provided such term in the definition of Contingent Obligations.

“Prime Rate” shall mean, for any day, the per annum rate of interest as quoted by The Wall Street Journal as the “prime rate” in effect for such day.

“Pro Forma Adjustment” shall mean, for any Test Period that includes all or any part of a fiscal quarter included in any Post-Acquisition Period, with respect to the Acquired EBITDA of the applicable Acquired Entity or Business or Converted Restricted Subsidiary or the Consolidated EBITDA of the Borrower, the pro forma increase or decrease in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, projected by the Borrower in good faith as a result of (i) actions taken during such Post-Acquisition Period for the purposes of realizing reasonably identifiable and factually supportable cost savings or (ii) any additional costs incurred during such Post-Acquisition Period, in each case, in connection with the combination of the operations of such Acquired Entity or Business or Converted Restricted Subsidiary with the operations of the Borrower and the Restricted Subsidiaries; provided that (a) at the election of the Borrower, such Pro Forma Adjustment shall not be required to be determined for any Acquired Entity or Business or Converted Restricted Subsidiary to the extent the aggregate consideration paid in connection with such acquisition was less than $10,000,000; and (b) so long as such actions are taken during such Post-Acquisition Period or such costs are incurred during such Post-Acquisition Period, as applicable, it may be assumed, for purposes of projecting such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, that the applicable amount of such cost savings will be realizable during the entirety of such Test Period, or the applicable amount of such additional costs, as applicable, will be incurred during the entirety of such Test Period; provided, further, that any such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, shall be without duplication for cost savings or additional costs already included in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, for such Test Period.

“Pro Forma Basis,” “Pro Forma Compliance,” and “Pro Forma Effect” shall mean, with respect to compliance with any test, financial ratio, or covenant hereunder, that (i) to the extent applicable, the Pro Forma Adjustment shall have been made and (ii) all Specified Transactions and the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such test or covenant: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (1) in the case of a sale, transfer, or other disposition of all or substantially all Capital Stock in any Subsidiary of the Borrower or any division, product line, or facility used for operations of the Borrower or any of its Subsidiaries, shall be excluded, and (2) in the case of a Permitted Acquisition or other Investment, shall be included, (b) any retirement of Indebtedness, and (c) any incurrence or assumption of Indebtedness by the Borrower or any of the Restricted Subsidiaries in connection therewith (it being agreed that if such Indebtedness has a floating or formula rate, such Indebtedness shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness as at the relevant date of determination); provided that, without limiting the application of the Pro Forma Adjustment pursuant to clause (a) above, the foregoing pro forma adjustments may be applied to any such test or covenant solely to the extent that such adjustments are consistent with the definition of Consolidated EBITDA and give effect to cost savings, operating expense reductions, operating enhancements, operating improvements, revenue enhancements and synergies that are (x)(1) directly attributable to such transaction, (2) expected to have a continuing impact on the Borrower or any of the Restricted Subsidiaries and (3) factually supportable or (y) otherwise consistent with the definition of Pro Forma Adjustment.

“Pro Forma Entity” shall have the meaning provided in the definition of the term Acquired EBITDA.

“Process Agent” shall have the meaning provided in Section 13.13.

“Prohibited Transaction” shall have the meaning assigned to such term in Section 406 of ERISA and Section 4975(c) of the Code.

“Pro Rata Percentage” of any Lender shall mean the percentage of the Commitments as then in effect represented by such Lender’s Commitment. If the Commitment has terminated or expired, the Pro Rata Percentage of such Lender shall be determined based upon the Commitment most recently in effect, giving effect to any assignments pursuant to Section 13.6.

“Protective Advance” shall have the meaning provided in Section 2.15.

“PTE” shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Company Costs” shall mean costs relating to compliance with the provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, as applicable to companies with equity or debt securities held by the public, the rules of national securities exchange companies with listed equity or debt securities, directors’ or managers’ compensation, fees and expense reimbursement, costs relating to investor relations, shareholder meetings and reports to shareholders or debtholders, directors’ and officers’ insurance and other executive costs, legal and other professional fees, and listing fees.

“QFC” shall have the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).

“QFC Credit Support” shall have the meaning provided in Section 13.25.

“Qualified CFC Holding Company” shall mean a Wholly Owned Subsidiary of Holdings (a) that is a United States Person as defined in Section 7701(a)(30) created under the laws of the United States or any state thereof, (b) the significant assets of which consists of Equity Interests in either (i) one or more Foreign Subsidiaries or (ii) one or more other Qualified CFC Holding Companies and (c) has no outstanding Guarantee of Indebtedness of Holdings, the Borrower or any Domestic Subsidiary.

“Qualified Counterparty” shall mean, with respect to any Hedge Agreement, any counterparty thereto that, at the time such Hedge Agreement was entered into or on the Closing Date, was a Lender or an agent or an affiliate of a Lender.

“Qualified Liens” shall mean those Liens expressly permitted by clauses (ii) (solely as such relate to (i) statutory landlord’s liens on Inventory located on such leased premises of the Credit Parties or (ii) possessory liens of a carrier or warehouseman or similar possessory liens upon Inventory in the possession of such carrier or warehouseman securing only the freight charges or storage charges for the transportation or storage of such Inventory of the Credit Parties), (iii) or (xxi) of the definition of “Permitted Liens”.

“Qualified Proceeds” shall mean assets that are used or useful in, or Capital Stock of any Person engaged in, a Similar Business.

“Qualified Stock” of any Person shall mean Capital Stock of such Person other than Disqualified Stock of such Person.

“Qualifying Lender” shall mean (a) a Lender which is beneficially entitled to interest payable to that Lender in respect of an advance under a Credit Document and is (i) a Lender (1) which is a bank (as defined for the purpose of section 879 of the ITA) making an advance under a Credit Document and is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance or would be within such charge as respects such payments apart from section 18A of the CTA, or (2) in respect of an advance made under a Credit Document by a person that was a bank (as defined for the purpose of section 879 of the ITA) at the time that that advance was made and within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance, or (ii) a Lender which is (1) a company resident in the United Kingdom for United Kingdom tax purposes, (2) a partnership each member of which is (y) a company so resident in the United Kingdom, or (z) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA, or (3) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company, or (iii) a Treaty Lender, or (b) a Lender which is a building society (as defined for the purposes of section 880 of the ITA) making an advance under a Credit Document.

“Real Estate” shall have the meaning provided in Section 9.1(f).

“Receivables Facility” shall mean any of one or more receivables financing facilities (and any guarantee of such financing facility), as amended, supplemented, modified, extended, renewed, restated, or refunded from time to time, the obligations of which are non-recourse (except for customary representations, warranties, covenants, and indemnities made in connection with such facilities) to the Borrower and the Restricted Subsidiaries (other than a Receivables Subsidiary) pursuant to which the Borrower or any Restricted Subsidiary sells, directly or indirectly, grants a security interest in or otherwise transfers its accounts receivable to either (i) a Person that is not the Borrower or a Restricted Subsidiary or (ii) a Receivables Subsidiary that in turn funds such purchase by purporting to sell its accounts receivable to a Person that is not the Borrower or a Restricted Subsidiary or by borrowing from such a Person or from another Receivables Subsidiary that in turn funds itself by borrowing from such a Person; provided that the Accounts or proceeds thereof contributed, sole or otherwise financed thereby are Accounts or proceeds thereof that immediately prior to being contributed, sole or otherwise financed thereunder did not constitute ABL Priority Collateral.

“Receivables Fee” shall mean distributions or payments made directly or by means of discounts with respect to any accounts receivable or participation interest issued or sold in connection with, and other fees paid to a Person that is not a Restricted Subsidiary in connection with, any Receivables Facility.

“Receivables Subsidiary” shall mean any Subsidiary formed for the purpose of facilitating or entering into one or more Receivables Facilities, and in each case engages only in activities reasonably related or incidental thereto or another Person formed for the purposes of engaging in a Receivables Facility in which the Borrower or any Subsidiary makes an Investment and to which the Borrower or any Subsidiary transfers accounts receivables and related assets.

“refinance” shall have the meaning provided in Section 10.1(m).

“Refinancing Indebtedness” shall have the meaning provided in Section 10.1(m).

“Refunding Capital Stock” shall have the meaning provided in Section 10.5(b)(2).

“Register” shall have the meaning provided in Section 13.6(b)(iv).

“Regulated Bank” shall mean an Approved Bank that is (i) a U.S. depository institution the deposits of which are insured by the Federal Deposit Insurance Corporation; (ii) a corporation organized under section 25A of the U.S. Federal Reserve Act of 1913; (iii) a branch, agency or commercial lending company of a foreign bank operating pursuant to approval by and under the supervision of the Board under 12 CFR part 211; (iv) a non-U.S. branch of a foreign bank managed and controlled by a U.S. branch referred to in clause (iii); or (v) any other U.S. or non-U.S. depository institution or any branch, agency or similar office thereof supervised by a bank regulatory authority in any jurisdiction.

“Regulation D” shall mean Regulation D of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Regulation T” shall mean Regulation T of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Related Business Assets” shall mean assets (other than cash or Cash Equivalents) used or useful in a Similar Business; provided that any assets received by the Borrower or the Restricted Subsidiaries in exchange for assets transferred by the Borrower or a Restricted Subsidiary shall not be deemed to be Related Business Assets if they consist of securities of a Person, unless upon receipt of the securities of such Person, such Person would become a Restricted Subsidiary.

“Related Fund” shall mean, with respect to any Lender that is a Fund, any other Fund that is advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity or an Affiliate of such entity that administers, advises or manages such Lender.

“Related Indemnified Persons” shall mean, with respect to any specified Person, such Person’s Affiliates and their respective directors, officers, employees, agents, advisors, controlling persons and other representatives and the permitted successors and assigns of each of the foregoing.

“Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the directors, officers, employees, agents and members of such Person and any Person that possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise.

“Release” shall mean any release, spill, emission, discharge, disposal, escaping, leaking, pumping, pouring, dumping, emptying, injection, or leaching into or through the environment.

“Removal Effective Date” shall have the meaning provided in Section 12.9(b).

“Rent Reserve” shall mean a reserve established by the Administrative Agent in respect of rent payments (not to exceed two months’ rent) made by a Credit Party for each location in the states of Pennsylvania, Washington and Virginia at which Inventory of a Credit Party is located that is not subject to a landlord lien waiver, bailee letter, estoppel, warehouseman waiver or other collateral access or similar letter or agreement (as reported to the Administrative Agent by the Borrower from time to time as requested by the Administrative Agent or the Required Lenders), as adjusted from time to time by the Administrative Agent in its Permitted Discretion.

“Reportable Event” shall mean any “reportable event”, as defined in Section 4043(c) of ERISA or the regulations issued thereunder, with respect to a Pension Plan (other than a Pension Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code), other than those events as to which notice is waived pursuant to PBGC Reg. § 4043.

“Required Lenders” shall mean, at any date, Non-Defaulting Lenders having or holding a majority of the sum of the Commitments in effect at such time of all Non-Defaulting Lenders or, if the Commitments shall have terminated, having a majority in aggregate principal amount of the Global Exposure of all Non-Defaulting Lenders.

“Requirements of Law” shall mean, as to any Person, any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or assets or to which such Person or any of its property or assets is subject.

“Resignation Effective Date” shall have the meaning provided in Section 12.9(a).

“Restricted Debt Payments” shall have the meaning provided in Section 10.5(a)(3).

“Restricted Investment” shall mean an Investment other than a Permitted Investment.

“Restricted Payments” shall have the meaning provided in Section 10.5(a).

“Restricted Person” shall have the meaning provided in Section 13.16.

“Restricted Subsidiary” shall mean any Subsidiary of Holdings (including each Borrower) other than an Unrestricted Subsidiary.

“Revolving L/C Exposure” shall mean at any time the sum of (a) the aggregate undrawn amount of all Letters of Credit outstanding at such time (calculated, in the case of Alternate Currency Letters of Credit, based on the Dollar Equivalent thereof) and (b) the aggregate principal amount of all L/C Disbursements that have not yet been reimbursed at such time (calculated, in the case of Alternate Currency Letters of Credit, based on the Dollar Equivalent thereof). The Revolving L/C Exposure of any Lender at any time shall mean its Pro Rata Percentage of the aggregate Revolving L/C Exposure at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the International Standard Practices, International Chamber of Commerce No. 590, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, that with respect to any Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

“Revolving Loans” shall mean the Initial Revolving Loans and any Incremental Revolving Loans, collectively.

“S&P” shall mean Standard & Poor’s Ratings Services or any successor by merger or consolidation to its business.

“Sale Leaseback” shall mean any arrangement with any Person providing for the leasing by the Borrower or any Restricted Subsidiary of any real or tangible personal property, which property has been or is to be sold or transferred by the Borrower or such Restricted Subsidiary to such Person in contemplation of such leasing.

“Sanctioned Country” shall mean a country or territory which is the target of any comprehensive Sanctions (as of the date hereof, the Crimea region of Ukraine, Cuba, Iran, North Korea and Syria).

“Sanctioned Person” shall mean (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the U.S. Department of State, or by the United Nations Security Council, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned by any such Person or Persons.

“Sanctions” shall mean any economic sanctions imposed, administered or enforced by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or (b) the United Nations Security Council.

“SEC” shall mean the Securities and Exchange Commission or any successor thereto.

“Second Amendment” shall mean the Second Amendment to ABL Credit Agreement dated as of December 18, 2019, among, inter alios, the Borrower, Citibank, N.A., as administrative and collateral agent, and the lenders party thereto.

“Section 9.1 Financials” shall mean the financial statements delivered, or required to be delivered, pursuant to Section 9.1(a) or (b) together with the accompanying officer’s certificate delivered, or required to be delivered, pursuant to Section 9.1(d).

“Secured Cash Management Agreement” shall mean any Cash Management Agreement that is entered into by and between Holdings or any of the Restricted Subsidiaries and any Cash Management Bank, which is specified in writing by the Borrower to the Administrative Agent as constituting a Secured Cash Management Agreement hereunder.

“Secured Cash Management Obligations” shall mean Obligations under Secured Cash Management Agreements.

“Secured Hedge Agreement” shall mean any Hedge Agreement that is entered into by and between the Borrower or any Restricted Subsidiary and any Hedge Bank, which is specified in writing by the Borrower to the Administrative Agent as constituting a Secured Hedge Agreement hereunder. For purposes of the preceding sentence, the Borrower may deliver one notice designating all Hedge Agreements entered into pursuant to a specified Master Agreement as “Secured Hedge Agreements”. Notwithstanding anything to the contrary, a Hedge Agreement with a Restricted Subsidiary shall remain a Secured Hedge Agreement notwithstanding that such Restricted Subsidiary is subsequently designated an Unrestricted Subsidiary, unless otherwise agreed between such Restricted Subsidiary and Hedge Bank.

“Secured Hedge Obligations” shall mean Obligations under Secured Hedge Agreements.

“Secured Parties” shall mean the Administrative Agent, the Collateral Agent, the Letter of Credit Issuers and each Lender, in each case, with respect to the Credit Facility, each Hedge Bank that is party to any Secured Hedge Agreement with the Borrower or any Restricted Subsidiary, each Cash Management Bank that is party to a Secured Cash Management Agreement with Holdings or any Restricted Subsidiary and each sub-agent pursuant to Section 12 appointed by the Administrative Agent with respect to matters relating to the Credit Facility or the Collateral Agent with respect to matters relating to any Security Document.

“Security Documents” shall mean, collectively, the ABL Intercreditor Agreement, the U.S. Security Documents, the U.K. Security Documents, the U.K. Security Trust Deed, the Gibraltar Security Agreement and each other security agreement or other instrument or document listed on Schedule 1.1(c) or executed and delivered pursuant to Sections 9.11, 9.12, 9.14 or 9.17 or pursuant to any other such Security Documents to secure the Obligations or to govern the lien priorities of the holders of Liens on the Collateral.

“Significant Subsidiary” shall mean, at any date of determination, (a) any Restricted Subsidiary whose gross revenues (when combined with the gross revenues of such Restricted Subsidiary’s Subsidiaries after eliminating intercompany obligations) for the Test Period most recently ended on or prior to such date were equal to or greater than 10% of the consolidated gross revenues of the Borrower and the Restricted Subsidiaries for such period, determined in accordance with GAAP or (b) each other Restricted Subsidiary that, when such Restricted Subsidiary’s total gross revenues (when combined with the total gross revenues of such Restricted Subsidiary’s Subsidiaries after eliminating intercompany obligations) are aggregated with each other Restricted Subsidiary (when combined with the total gross revenues of such Restricted Subsidiary’s Subsidiaries after eliminating intercompany obligations) that is the subject of an Event of Default described in Section 11.1(e) would constitute a “Significant Subsidiary” under clause (a) above.

“Similar Business” shall mean any business conducted or proposed to be conducted by the Borrower and the Restricted Subsidiaries on the Closing Date or any business that is similar, reasonably related, synergistic, incidental, or ancillary thereto.

“Sold Entity or Business” shall have the meaning provided in the definition of the term Consolidated EBITDA.

“Solvent” shall mean, after giving effect to the consummation of the Transactions, (i) the sum of the liabilities (including contingent liabilities) of the Borrower and its Restricted Subsidiaries, on a consolidated basis, does not exceed the fair value of the present assets of the Borrower and its Restricted Subsidiaries, on a consolidated basis; (ii) the fair saleable value of the present assets of the Borrower and its Restricted Subsidiaries, on a consolidated basis, is not less than the amount that will be required to pay the probable liabilities (including contingent liabilities) of the Borrower and its Restricted Subsidiaries, on a consolidated basis, on their debts as they become absolute and matured; (iii) the capital of the Borrower and its Restricted Subsidiaries, on a consolidated basis, is not unreasonably small in relation to their business as contemplated on the date hereof; and (iv) the Borrower and its Restricted Subsidiaries, on a consolidated basis, have not incurred and do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debts as they become due (whether at maturity or otherwise). For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Specified Jurisdiction” shall mean (i) any Designated Jurisdiction, (ii) any jurisdiction in which any Discretionary Guarantor is organized (or incorporated) and (iii) to the extent the Borrower or any Guarantor (or any Person that would otherwise be required to become a Guarantor) is reorganized or formed in a new jurisdiction in connection with a Permitted Tax Restructuring, such jurisdiction of organization unless such Person would otherwise constitute an Excluded Subsidiary (other than by virtue of clause (iii) of the definition of “Excluded Subsidiary”).

“Specified Transaction” shall mean, with respect to any period, any Investment (including a Permitted Acquisition), asset sale, incurrence or repayment of Indebtedness, Restricted Payment, Subsidiary designation, or other event or action that in each case by the terms of this Agreement requires Pro Forma Compliance with a test or covenant hereunder or requires such test or covenant to be calculated on a Pro Forma Basis.

“Sponsor” shall mean (i) Elliott Management Corporation and its Affiliates and funds managed or advised by it or its Affiliates and (ii) Monarch Alternative Capital LP and its Affiliates and funds managed or advised by it or its Affiliates, in each case excluding portfolio companies of any of the foregoing.

“Sponsor Model” shall mean the Sponsor’s financial model, delivered on or prior to the Closing Date, used in connection with the syndication of the Credit Facility.

“Spot Rate” for any currency shall mean the rate determined by the Administrative Agent to be the rate quoted by the Administrative Agent as the spot rate for the purchase by the Administrative Agent of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent may obtain such spot rate from another financial institution designated by the Administrative Agent if it does not have as of the date of determination a spot buying rate for any such currency.

“SPV” shall have the meaning provided in Section 13.6(g).

“Statutory Reserves” shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) established by the Board and any other banking authority, domestic or foreign, to which the Administrative Agent or any Lender (including any branch, Affiliate or other fronting office making or holding a Loan) is subject to Eurocurrency Liabilities (as defined in Regulation D). LIBOR Rate Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Sterling” and “£” shall mean the lawful currency of the United Kingdom.

“Stock Equivalents” shall mean all securities convertible into or exchangeable for Capital Stock and all warrants, options, or other rights to purchase or subscribe for any Capital Stock, whether or not presently convertible, exchangeable, or exercisable. In no event shall any Indebtedness which is convertible into any of the foregoing be considered Stock Equivalents unless and until so converted.

“Store” shall mean any retail store (which may include any real property, fixtures, equipment, inventory and other property related thereto) operated, or to be operated, by the Borrowers or any Subsidiary.

“Subordinated Indebtedness” shall mean Indebtedness of the Borrower or any Guarantor that is by its terms subordinated in right of payment to the obligations of the Borrower or such Guarantor, as applicable, under this Agreement or any Guarantee, as applicable. Notwithstanding anything to the contrary herein, the Holdings Intercompany Note shall not constitute Subordinated Indebtedness.

“Subsidiary” of any Person shall mean and include (i) any corporation more than 50% of whose Capital Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time Capital Stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, or (ii) any limited liability company, partnership, association, joint venture, or other entity of which such Person directly or indirectly through Subsidiaries has more than a 50% equity interest at the time. Unless otherwise expressly provided, all references herein to a Subsidiary shall mean a Subsidiary of the Borrower.

“Successor Borrower” shall have the meaning provided in Section 10.3(a)(i).

“Supported QFC” shall have the meaning provided in Section 13.25.

“Swap Obligation” shall mean, with respect to any Swap Obligor, any obligation to pay or perform under any agreement, contract, or transaction that constitutes a “swap” within the meaning of section 1(a)(47) of the Commodity Exchange Act.

“Swap Obligor” shall mean Holdings (if applicable) and the Credit Parties.

“Swingline Lender” shall mean Citibank N.A., in its capacity as lender of Swingline Loans hereunder, or any successor lender of Swingline Loans hereunder.

“Swingline Loan” shall mean any Loan made to the Borrowers pursuant to Section 2.3(b).

“Swingline Sublimit” shall have the meaning assigned to such term in Section 2.3(b)(i).

“Swiss Francs” shall mean the lawful money of Switzerland.

“TARGET Day” shall mean any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET2) payment system which utilizes a single shared platform and which was launched on 19 November 2007 (or, if such payment system ceases to be operative, such other payment system (if any) reasonably determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“Tax Confirmation” shall mean a confirmation by a Lender that the Person beneficially entitled to interest payable to that Lender in respect of an advance under this Agreement falls within paragraph (a)(ii) of the definition of Qualifying Lender.

“Taxes” shall mean any and all present or future taxes, duties, levies, imposts, assessments, deductions, withholdings (including backup withholding), fees, or other similar charges imposed by any Governmental Authority and any interest, fines, penalties, or additions to tax with respect to the foregoing.

“Term Administrative Agent” shall have the meaning provided to the term “Administrative Agent” in the Term Loan Credit Agreement.

“Term Collateral Agent” shall have the meaning provided to the term “Collateral Agent” in the Term Loan Credit Agreement.

“Term Loan Credit Agreement” shall mean the Term Loan Credit Agreement dated as of the Closing Date, among, inter alios, the Borrower, JPMorgan Chase Bank, N.A., as administrative and collateral agent, and the lenders party thereto from time to time, as amended, modified, supplemented, substituted, replaced, restated or refinanced, in whole or in part, from time to time (whether with the original administrative agent and lenders or other agents and lenders or otherwise and whether provided under the original Term Loan Credit Agreement or another credit agreement, indenture, instrument, other document or otherwise, unless such credit agreement, indenture, instrument or document expressly provides that it is not a Term Loan Credit Agreement).

“Term Loan Credit Documents” shall have the meaning provided to the term “Credit Documents” in the Term Loan Credit Agreement.

“Term Loan Exchange” shall mean the exchange of all or a portion of the aggregate principal amount of Loans (as defined in the Existing Debt Facility) outstanding under the Existing Debt Facility, together with any premium payable on such Loans (as defined in the Existing Debt Facility), for an equal aggregate principal amount of Initial Term Loans (as defined in the Term Loan Credit Agreement) as contemplated by the Term Loan Exchange Agreement.

“Term Loan Exchange Agreement” shall mean that certain Term Loan Exchange Agreement dated as of December 18, 2019, by and among the Borrower and the parties set forth on the signature pages thereto.

“Term Loans” shall have the meaning provided in the Term Loan Credit Agreement.

“Termination Date” shall have the meaning provided in Section 13.1(b).

“Test Period” shall mean, for any determination under this Agreement, the four consecutive fiscal quarters of the Borrower most recently ended on or prior to such date of determination and for which Section 9.1 Financials shall have been delivered (or were required to be delivered) to the Administrative Agent (or, before the first delivery of Section 9.1 Financials, the most recent period of four fiscal quarters at the end of which financial statements are available).

“Trade Letter of Credit” shall have the meaning assigned to such term in Section 3.1.

“Transaction Expenses” shall mean any fees, costs, or expenses (including, for the avoidance of doubt, any premium or penalty incurred in connection with the Term Loan Exchange or the redemption of certain preferred equity interests of Holdings in connection with the Transactions) incurred or paid by Holdings, the Borrower or any of their respective Affiliates in connection with the Transactions, this Agreement and the other Credit Documents and the transactions contemplated hereby and thereby.

“Transactions” shall mean, collectively, (a) the transactions contemplated by this Agreement, (b) the Term Loan Exchange, (c) the Preferred Equity Exchange, (d) the execution and effectiveness of the Term Loan Credit Agreement, (e) the execution and effectiveness of the Second Amendment, (f) the execution and effectiveness of the Amendment No. 1 (as defined in the Term Loan Exchange Agreement) and (g) the consummation of any other transactions in connection with the foregoing (including the payment of the fees and expenses incurred in connection with any of the foregoing (including the Transaction Expenses)).

“Transferee” shall have the meaning provided in Section 13.6(e).

“Treaty Lender” shall mean a Lender which (a) is treated as a resident of a Treaty State for the purposes of the relevant Treaty, (b) does not carry on a business in the United Kingdom through a permanent establishment with which the Lender’s participation in the Loan is effectively connected and (c) is entitled to claim the benefits of such Treaty with respect to payments made by a U.K. Borrower (other than CGHL) under this Agreement.

“Treaty State” shall mean a jurisdiction which has entered into a double taxation agreement ( a “Treaty”) with the United Kingdom which makes provision for full exemption from Tax imposed by the United Kingdom on interest.

“Type” shall mean as to any Loan, its nature as an ABR Loan or a LIBOR Loan.

“U.K. Borrowers” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“U.K. Borrowing Base” shall mean, as of any date of determination the amount equal to the sum of:

(a) up to 90% of the book value of Eligible Credit Card Accounts of the U.K. Borrowers at such time; plus

(b) up to 85% of the book value of Eligible Concession Accounts of the U.K. Borrowers at such time; plus

(c) up to 85% of the book value of Eligible Royalty Accounts of the U.K. Borrowers at such time; plus

(d) up to 85% of the book value of Eligible Wholesale Accounts of the U.K. Borrowers at such time; plus

(e) up to 90% of the Net Orderly Liquidation Value of the cost of Eligible Inventory of the U.K. Borrowers on a first-in, first-out basis; provided that at no time shall availability from Eligible Concession Inventory of the U.K. Borrowers be included in an amount that would exceed 10% of Eligible Inventory of the U.K. Borrowers at such time, calculated after giving effect to all Eligible Concession Inventory of the U.K. Borrowers, minus

(f) (i) Availability Reserves, (ii) [reserved] and (iii) in the Administrative Agent’s Permitted Discretion in accordance with Section 2.22, reserves for the prescribed part of a U.K. Borrower’s (other than CGHL) net property that would be available for the satisfaction of its unsecured liabilities pursuant to Section 176A of the United Kingdom Insolvency Act of 1986, and the Insolvency Act 1986 (Prescribed Part) Order 2003 reserves with respect to liabilities of a U.K. Borrower (other than CGHL) which constitute preferential debts pursuant to Sections 175, 176ZA or 386 of the United Kingdom Insolvency Act of 1986.

“U.K. Collateral” shall mean all the “Charged Property” as defined in the U.K. Security Documents and all other property (whether real, personal or otherwise) with respect to which any security interests have been granted (or purported to be granted) by the U.K. Borrowers (except CGHL) or will be granted in accordance with the requirements set forth in Section 9.14. For the avoidance of doubt, in no event shall U.K. Collateral include Excluded Collateral.

“U.K. Exposure” shall mean, with respect to any Lender, (a) the aggregate principal amount of outstanding U.K. Loans of such Lender (taking the Dollar Equivalent of any Loan denominated in an Alternate Currency) plus (b) the Revolving L/C Exposure of such Lender with respect to Letters of Credit issued for the account of any U.K. Borrower at such time.

“U.K. HSBC Cash Pooling Accounts” means: (a) account number 401276-70341462 maintained by Claire’s European Distribution Limited, (b) account number 401276-70023368 maintained by Claire’s Accessories UK Ltd., Irish Branch, (c) account number 401276-70021078 maintained by Claire’s European Distribution Limited, (d) account number 401276-70021027 maintained by Claire’s Accessories UK Ltd, French Branch, (e) account number 401276-70023333 maintained by Claire’s Accessories UK Limited, (f) [reserved], (g) account number 401118-12179601 maintained by Claire’s Accessories UK Limited, (h) account number 401118-64430050 maintained by Claire’s Accessories UK Limited, (i) account number 401118-44429974 maintained by Claire’s European Distribution Limited, (j) [reserved], (k) account number 401276-70023341 maintained by Claire’s Accessories UK Limited, (l) account number 401276-70020927 maintained by Claire’s European Distribution Limited, (m) [reserved], (n) account number 401276-70024625 maintained by Claire’s European Distribution Limited, (o) account number 401276-70440993 maintained by Claire’s European Distribution Limited and (p) any other account maintained by any U.K. Borrower as part of its “HSBC cash pooling arrangement”, other than the U.K. Specified Parent Pooling Accounts.

“U.K. Insolvency Event” shall mean any corporate action, legal proceedings or other procedure or step is taken in relation to:

(a) the suspension of payments, a moratorium of any indebtedness (provided the ending of such moratorium will not remedy any Event of Default caused by such moratorium), winding-up, dissolution, administration or reorganization (by way of voluntary arrangement, scheme of arrangement or otherwise) of any U.K. Borrower;

(b) a composition, compromise, assignment or arrangement with any creditor of any U.K. Borrower in connection with or as a result of any financial difficulty on the part of any U.K. Borrower;

(c) the appointment of a provisional liquidator, liquidator, receiver, administrative receiver, administrator, compulsory or interim manager or other similar officer in respect of any U.K. Borrower, or all or substantially all its assets;

(d) the enforcement of any Lien over all or substantially all of the assets of any U.K. Borrower;

(e) any expropriation, attachment, sequestration, distress or execution or any analogous process in any jurisdiction affects all or substantially all of the assets of a U.K. Borrower, and is not discharged, dismissed, stayed or restrained within 21 days thereafter;

(f) any U.K. Borrower becomes insolvent or is unable or admits in writing its inability to pay its debts as they fall due, or

(g) or any analogous procedure or step is taken in any jurisdiction provided that clauses (a) to (d) above shall not apply to (i) any winding-up petition or other process which is frivolous or vexatious and is discharged, stayed, restrained or dismissed within 20 Business Days of commencement, (ii) the appointment of an administrator (or any procedure or step in relation to such appointment) which the Administrative Agent is satisfied will be withdrawn or unsuccessful and (iii) any actions expressly permitted by this Agreement.

“U.K. LIBOR Screen Rate” shall have the meaning provided in the definition of LIBOR Rate.

“U.K. Line Cap” shall mean an amount that is equal to the lesser of (a) the U.K. Sublimit and (b) the sum of (i) then applicable U.K. Borrowing Base plus (ii) the positive amount, if any, by which the U.S. Borrowing Base exceeds the U.S. Exposure at such time.

“U.K. Loans” shall mean all Loans to a U.K. Borrower made pursuant to Article II of this Agreement.

“U.K. Overadvance Amount” shall mean at any time the amount by which U.K. Exposure exceeds U.K. Line Cap.

“U.K. Second Debenture” shall have the meaning given to it in the definition of “U.K. Security Agreements”.

“U.K. Security Agreements” shall mean (i) the debenture, dated as of the Initial Closing Date (as amended, supplemented or otherwise modified from time to time), among the U.K. Borrowers (except CGHL) and the Collateral Agent and (ii) the debenture (the “U.K. Second Debenture”), dated as of the date hereof (as amended, supplemented or otherwise modified from time to time), among the U.K. Borrowers (except CGHL) and the Collateral Agent.

“U.K. Security Documents” shall mean the U.K. Security Agreements (including the Control Arrangements of a U.K. Borrower party to the U.K. Security Agreements); and, after the execution and delivery thereof, each security document executed and delivered by a U.K. Borrower (except CGHL) pursuant to the U.K. Security Agreements or pursuant to Section 9.11 or 9.14 and governed by the laws of England and Wales, together with any other applicable security documents governed by the laws of England and Wales from time to time, such as a deed or any other related documents, bonds, debentures or pledge agreements as may be required to perfect a Lien in favor of the Collateral Agent for the benefit of the Secured Parties.

“U.K. Security Trust Deed” shall mean the English law governed security trust deed, originally dated the Initial Closing Date (as amended and restated on the Closing Date pursuant to the Amendment and Restatement Deed (the “U.K. Security Trust Deed Amendment”) and as further amended, supplemented or otherwise modified from time to time), among Claire’s European Services Limited, Claire’s Accessories UK Ltd and Claire’s European Distribution Limited as chargors, the Lenders, the Administrative Agent and the Collateral Agent.

“U.K. Security Trust Deed Amendment” shall have the meaning given to it in the definition of “U.K. Security Trust Deed”.

“U.K. Specified Parent Pooling Accounts” means (a) account number 401118-04429931 maintained by Claire’s European Services Limited, (b) account number 401276-70023011 maintained by Claire’s European Services Limited and (c) account number 401276-70020935 maintained by Claire’s European Services Limited.

“U.K. Sublimit” shall mean $37,500,000.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time and time in the State of New York or, when the laws of any other jurisdiction govern the perfection or enforcement of any Lien, the Uniform Commercial Code of such jurisdiction.

“Unrestricted Subsidiary” shall mean (i) as of the Closing Date, each Subsidiary of the Borrower listed on Schedule 1.1(e), (ii) any Subsidiary of the Borrower which at the time of determination is an Unrestricted Subsidiary (as designated by the board of directors (or analogous governing body) of the Borrower after the Closing Date as provided below) and (iii) any Subsidiary of an Unrestricted Subsidiary.

The board of directors (or analogous governing body) of the Borrower may designate any Subsidiary of the Borrower (including any existing Subsidiary and any newly acquired or newly formed Subsidiary, but excluding any U.S. Borrower, any U.K. Borrower and any Subsidiary of which a U.S. Borrower or a U.K. Borrower is a Subsidiary) to be an Unrestricted Subsidiary, unless such Subsidiary or any of its Subsidiaries owns any Equity Interests or Indebtedness of, or owns or holds any Lien on, any property of, the Borrower or any Subsidiary of the Borrower (other than any Subsidiary of the Subsidiary to be so designated or an Unrestricted Subsidiary); provided that:

(a) such designation complies with Section 10.5;

(b) each of (1) the Subsidiary to be so designated and (2) its Subsidiaries has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee, or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which the lender has recourse to any of the assets of Holdings or any Restricted Subsidiary except for Indebtedness that could otherwise be incurred by Holdings, the Borrower or such Restricted Subsidiary hereunder and, if such Indebtedness is secured, the Liens securing such Indebtedness are permitted to be incurred by Holdings, the Borrower or such Restricted Subsidiary hereunder (provided that any such Indebtedness shall be deemed incurred hereunder by Holdings, the Borrower or such Restricted Subsidiary, as the case may be);

(c) immediately before and after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing; and

(d) such Subsidiary shall have been designated an “unrestricted subsidiary” (or otherwise not be subject to the covenants and defaults) under the Term Loan Agreement, the documentation governing any other Material Indebtedness that has an “unrestricted subsidiary” concept and all Disqualified Stock (if applicable).

The board of directors (or analogous governing body) of the Borrower may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that, immediately before and after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Investment, Indebtedness or Liens of such Subsidiary existing at such time.

Any such designation by the board of directors (or analogous governing body) of the Borrower shall be notified by the Borrower to the Administrative Agent by promptly delivering to the Administrative Agent a copy of the board resolution giving effect to such designation and a certificate of an Authorized Officer of the Borrower certifying that such designation complied with the foregoing provisions. Any reference to the board of directors (or analogous governing body) in this definition shall also include any duly constitute committee (whether standing or ad hoc) authorized to act on behalf of such board of directors (or analogous governing body).

“U.S.” and “United States” shall mean the United States of America.

“U.S. Borrowers” shall have the meaning assigned to the introductory paragraph of this Agreement.

“U.S. Borrowing Base” shall mean, as of any date of determination an amount equal to the sum of:

(a) up to 90% of the book value of Eligible Credit Card Accounts of the U.S. Borrowers at such time; plus

(b) up to 85% of the book value of Eligible Concession Accounts of the U.S. Borrowers at such time; plus

(c) up to 85% of the book value of Eligible Royalty Accounts of the U.S. Borrowers at such time; plus

(d) up to 85% of the book value of Eligible Wholesale Accounts of the U.S. Borrowers at such time; plus

(e) up to 90% of the Net Orderly Liquidation Value of the cost of Eligible Inventory of the U.S. Borrowers determined on a first-in, first-out basis; provided that at no time shall availability from Eligible Concession Inventory of the U.S. Borrowers be included in an amount that would exceed 10% of Eligible Inventory of the U.S. Borrowers at such time, calculated after giving effect to all Eligible Concession Inventory of the U.S. Borrowers, minus

(f) Availability Reserves.

“U.S. Collateral” shall mean all property (whether real, personal or otherwise) with respect to which any security interests have been granted (or purported to be granted) pursuant to any U.S. Security Document or will be granted in accordance with requirements set forth in Section 9.14, including, without limitation, all collateral as described in the U.S. Security Agreement. For the avoidance of doubt, in no event shall U.S. Collateral include Excluded Collateral.

“U.S. Collateral Agreement” shall mean the Guarantee and Collateral Agreement dated the Initial Closing Date (as amended, supplemented or otherwise modified from time to time), among Holdings, the Credit Parties party thereto from time to time and the Collateral Agent.

“U.S. Exposure” shall mean, with respect to any Lender at any time, the sum of (a) the aggregate principal amount of the U.S. Loans of such Lender outstanding at such time, and (b) the Revolving L/C Exposure with respect to Letters of Credit issued for the account of any U.S. Borrower at such time of such Lender at such time.

“U.S. Lender” shall have the meaning provided in Section 5.4(e)(ii)(A).

“U.S. LIBOR Screen Rate” shall have the meaning provided in the definition of LIBOR Rate.

“U.S. Line Cap” shall mean an amount that is equal of the lesser of (a) the total Commitments and (b) the then applicable U.S. Borrowing Base.

“U.S. Loans” shall mean all Loans to a U.S. Borrower made pursuant to Article II of this Agreement.

“U.S. Overadvance Amount” shall mean at any time the amount by which U.S. Exposure exceeds U.S. Line Cap.

“U.S. Security Documents” shall mean the U.S. Collateral Agreement, the Foreign Pledge Agreements, the Control Arrangements of a U.S. Borrower and each of the security agreements and other instruments and documents executed and delivered by a U.S. Borrower pursuant to any of the foregoing or pursuant to Section 5.10 and governed by the laws of a State located within the United States.

“U.S. Special Resolution Regimes” shall have the meaning provided in Section 13.25.

“Voting Stock” shall mean, with respect to any Person as of any date, the Capital Stock of such Person that is at the time entitled to vote in the election of the board of directors (or analogous governing body) of such Person.

“Wholly-Owned Restricted Subsidiary” of any Person shall mean a Restricted Subsidiary of such Person, 100% of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares or shares required by applicable law to be owned by a local resident) shall at the time be owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person.

“Wholly-Owned Subsidiary” of any Person shall mean a Subsidiary of such Person, 100% of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares or shares required by applicable law to be owned by a local resident) shall at the time be owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Title IV of ERISA.

“Withholding Agent” shall mean any Credit Party, the Administrative Agent and, in the case of any U.S. federal withholding Tax, any other applicable withholding agent.

“Write-Down and Conversion Powers” shall mean with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

1.2 Other Interpretive Provisions. With reference to this Agreement and each other Credit Document, unless otherwise specified herein or in such other Credit Document:

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) The words “herein”, “hereto”, “hereof”, and “hereunder” and words of similar import when used in any Credit Document shall refer to such Credit Document as a whole and not to any particular provision thereof.

(c) Section, Exhibit, and Schedule references are to the Credit Document in which such reference appears.

(d) The term “including” is by way of example and not limitation.

(e) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(f) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”.

(g) Section headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Credit Document.

(h) The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(i) All references to “knowledge” or “awareness” of any Credit Party or any Restricted Subsidiary thereof means the actual knowledge of an Authorized Officer of such Credit Party or such Restricted Subsidiary.

(j) The phrases “the Borrower and its Restricted Subsidiaries” and “the Borrower and the Restricted Subsidiaries” shall have the identical meaning and may be used interchangeably.

1.3 Accounting Terms.

(a) Except as expressly provided herein, all accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, applied in a consistent manner.

(b) Notwithstanding anything to the contrary herein, for purposes of determining compliance with any test or covenant contained in this Agreement with respect to any period during which any Specified Transaction occurs, the Designated Fixed Charge Coverage Ratio, the Fixed Charge Coverage Ratio, the Consolidated Total Debt to Consolidated EBITDA Ratio, the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio, and the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio shall each be calculated with respect to such period and such Specified Transaction on a Pro Forma Basis.

(c) Where reference is made to “the Borrower and the Restricted Subsidiaries on a consolidated basis” or similar language, such consolidation shall not include any Subsidiaries of the Borrower other than Restricted Subsidiaries.

1.4 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number.

1.5 References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to organizational documents, agreements (including the Credit Documents), and other Contractual Requirements shall be deemed to include all subsequent amendments, restatements, amendment and restatements, extensions, supplements, modifications, replacements, refinancings, renewals, or increases, but only to the extent that such amendments, restatements, amendment and restatements, extensions, supplements, modifications, replacements, refinancings, renewals, or increases are permitted by any Credit Document; and (b) references to any Requirements of Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing, or interpreting such Requirements of Law.

1.6 Exchange Rates.

(a) For purposes of any determination under Section 9, Section 10 or Section 11 or any determination under any other provision of this Agreement expressly requiring the use of a current exchange rate, all amounts incurred, outstanding, replaced or otherwise refinanced or proposed to be incurred, outstanding, replaced or otherwise refinanced in currencies other than Dollars shall be translated into Dollars at the Spot Rate in effect on the date of such determination; provided, however, that for purposes of determining compliance with Section 10 with respect to the amount of any Indebtedness, Restricted Investment, Lien, Asset Sale, or Restricted Payment in a currency other than Dollars, no Default or Event of Default shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness, Lien or Restricted Investment is incurred (or, in the case of revolving Indebtedness, first committed) or after such Asset Sale or Restricted Payment is made; provided, further, for the avoidance of doubt, the foregoing provisions of this Section 1.6 shall otherwise apply to such Sections, including with respect to determining whether any Indebtedness, Lien, or Investment may be incurred or Asset Sale or Restricted Payment made at any time under such Sections. For purposes of any determination of Consolidated Total Debt, Consolidated Senior Secured Debt or Consolidated First Lien Secured Debt, amounts in currencies other than Dollars shall be translated into Dollars at the currency exchange rates used in preparing the most recently delivered Section 9.1 Financials.

1.7 Rates. The interest rate on LIBOR Loans is determined by reference to the LIBOR Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on LIBOR Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. In the event that the London interbank offered rate is no longer available or in certain other circumstances set forth in Section 2.10(a), Section 2.10(a) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify the Borrower, pursuant to Section 2.10, of any change to the reference rate upon which the interest rate on LIBOR Loans is based. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission, or any other matter related to the rates in the definition of “LIBOR Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof.

1.8 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

1.9 Timing of Payment or Performance. Except as otherwise provided herein, when the payment of any obligation or the performance of any covenant, duty, or obligation is stated to be due or performance required on (or before) a day which is not a Business Day, the date of such payment (other than as described in the definition of Interest Period) or performance shall extend to the immediately succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

1.10 Certifications. All certifications to be made hereunder by an officer or representative of a Credit Party shall be made by such a Person in his or her capacity solely as an officer or a representative of such Credit Party, on such Credit Party’s behalf and not in such Person’s individual capacity.

1.11 Compliance with Certain Sections. In the event that, at any time and from time to time, any Lien, Investment, Indebtedness, disposition, Restricted Payment, Affiliate transaction, Contractual Requirement or prepayment of Indebtedness meets the criteria of one or more than one of the categories of transactions then permitted pursuant to the definition of “Permitted Investment”, “Permitted Lien” or any comparable definition or any clause or subsection of Section 9.9 or any clause or subsection of Sections 10.1, 10.2, 10.3, 10.4, 10.5 or 10.6, then such transaction (or portion thereof) at any such time and from time to time shall be allocated (and re-allocated) to one or more of such clauses or subsections within the relevant sections as determined (or re-determined) by the Borrower in its sole discretion; provided that if any financial ratio or test governing any applicable Incurrence Based Amounts would be satisfied in any subsequent period following the utilization of any Fixed Amount, such transaction (or portion thereof) shall automatically be reclassified to utilize such Incurrence Based Amounts instead of the corresponding Fixed Amount (and the portion of the Fixed Amount previously utilized shall be deemed to be restored and unutilized) unless otherwise elected by the Borrower in its sole discretion.

1.12 Pro Forma and Other Calculations.

(a) For purposes of calculating the Designated Fixed Charge Coverage Ratio, the Fixed Charge Coverage Ratio, the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio, the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio and the Consolidated Total Debt to Consolidated EBITDA Ratio, Investments, acquisitions, dispositions, mergers, consolidations, and disposed operations (as determined in accordance with GAAP) that have been made by the Borrower or any Restricted Subsidiary during the Test Period or subsequent to such Test Period and on or prior to or simultaneously with the date of determination shall be calculated on a Pro Forma Basis assuming that all such Investments, acquisitions, dispositions, mergers, consolidations, and disposed operations (and the change in any associated fixed charge obligations and the change in Consolidated EBITDA resulting therefrom) had occurred on the first day of the Test Period. If, since the beginning of such period, any Person (that subsequently became a Restricted Subsidiary or was merged with or into the Borrower or any Restricted Subsidiary since the beginning of such period) shall have made any Investment, acquisition, disposition, merger, consolidation, or disposed operation that would have required adjustment pursuant to this definition, then the Designated Fixed Charge Coverage Ratio, the Fixed Charge Coverage Ratio, Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio, Consolidated Senior Secured Debt to Consolidated EBITDA Ratio and Consolidated Total Debt to Consolidated EBITDA Ratio shall be calculated giving Pro Forma Effect thereto for such Test Period as if such Investment, acquisition, disposition, merger, consolidation, or disposed operation had occurred at the beginning of the Test Period. Notwithstanding anything to the contrary herein, with respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio or test (including, without limitation, the Designated Fixed Charge Coverage Ratio, the Fixed Charge Coverage Ratio, the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio, the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio and the Consolidated Total Debt to Consolidated EBITDA Ratio) (any such amounts, the “Fixed Amounts”)

substantially concurrently with any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with any such financial ratio or test (any such amounts, the “Incurrence Based Amounts”) or the incurrence of any revolving indebtedness substantially concurrently with any Incurrence Based Amounts, it is understood and agreed that the Fixed Amounts and revolving indebtedness shall be disregarded in the calculation of the financial ratio or test applicable to the Incurrence Based Amounts in connection with such substantially concurrent incurrence, except that incurrences of Indebtedness and Liens constituting Fixed Amounts shall be taken into account for purposes of Incurrence Based Amounts other than Incurrence Based Amounts contained in Section 2.14, Section 10.1 or Section 10.2.

(b) Whenever Pro Forma Effect is to be given to a transaction, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Borrower (and may include, for the avoidance of doubt and without duplication, cost savings, operating expense reductions, operating enhancements, operating improvements, revenue enhancements and synergies resulting from such Investment, acquisition, merger, or consolidation which is being given Pro Forma Effect that have been or are expected to be realized; provided that such cost savings, operating expense reductions, operating enhancements, operating improvements, revenue enhancements and synergies are made in compliance with the definition of Pro Forma Adjustment). If any Indebtedness bears a floating rate of interest and is being given Pro Forma Effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account for such entire period, any Hedging Obligation applicable to such Indebtedness with a remaining term of 12 months or longer, and in the case of any Hedging Obligation applicable to such Indebtedness with a remaining term of less than 12 months, taking into account such Hedging Obligation to the extent of its remaining term). Interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a responsible financial or accounting officer of the Borrower to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. For purposes of making the computation referred to above, interest on any Indebtedness under a revolving credit facility computed on a Pro Forma Basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period (or, if lower, the greater of (i) maximum commitments under such revolving credit facilities as of the date of determination and (ii) the aggregate principal amount of loans outstanding under such a revolving credit facilities on such date). Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such optional rate chosen as the Borrower may designate.

(c) In connection with any action being taken solely in connection with a Limited Condition Transaction, for purposes of:

(i) determining compliance with any provision of this Agreement which requires the calculation of the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio, Consolidated Senior Secured Debt to Consolidated EBITDA Ratio, Consolidated Total Debt to Consolidated EBITDA Ratio, the Designated Fixed Charge Coverage Ratio or the Fixed Charge Coverage Ratio;

(ii) determining the accuracy of representations and warranties in Section 8 and/or whether a Default or Event of Default shall have occurred and be continuing under Section 11; or

(iii) testing availability under baskets set forth in this Agreement (including baskets measured as a percentage of Consolidated EBITDA or Consolidated Total Assets and the Payment Conditions baskets (including the Designated Fixed Charge Coverage Ratio as set forth therein); in each case, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), the date of determination of whether any such action is permitted hereunder, shall be deemed to be the date the definitive agreements for such Limited Condition Transaction are entered into (or (x) in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers (the “City Code”) applies, the date on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of the applicable target is made in compliance with the City Code and (y) in respect of any transaction described in clause (b) of the definition of a Limited Condition Transaction, delivery of irrevocable notice or similar event) (the “LCT Test Date”), and if, after giving Pro Forma Effect to the Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) as if they had occurred at the beginning of the most recent Test Period ending prior to the LCT Test Date, the Borrower or the applicable Restricted Subsidiary could have taken such action on the relevant LCT Test Date in compliance with such ratio or basket, such ratio or basket shall be deemed to have been complied with. For the avoidance of doubt, if the Borrower has made an LCT Election and any of the ratios or baskets for which compliance was determined or tested as of the LCT Test Date are exceeded as a result of fluctuations in any such ratio or basket, including due to fluctuations in Consolidated EBITDA of the Borrower or the Person subject to such Limited Condition Transaction, at or prior to the consummation of the relevant transaction or action, such baskets or ratios will not be deemed to have been exceeded as a result of such fluctuations. If the Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio or basket availability with respect to the incurrence of Indebtedness or Liens, or the making of Restricted Payments, mergers, the conveyance, lease or other transfer of all or substantially all of the assets of the Borrower or a Restricted Subsidiary, the prepayment, redemption, purchase, defeasance or other satisfaction of Indebtedness, or the designation of an Unrestricted Subsidiary on or following the relevant LCT Test Date and prior to the earlier of (i) the date on which such Limited Condition Transaction is consummated or (ii) the date that the definitive agreement for, or “Rule 2.7 announcement” in respect of, as applicable, such Limited Condition Transaction is terminated or expires (or, if applicable, the irrevocable notice or similar event is terminated or expires) without consummation of such Limited Condition Transaction, any such ratio or basket shall be calculated on a Pro Forma Basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated until such time as the applicable Limited Condition Transaction has actually closed or the definitive agreement with respect thereto has been terminated.

(d) [Reserved].

(e) Notwithstanding anything to the contrary in this Section 1.12 or in any classification under GAAP of any Person, business, assets or operations in respect of which a definitive agreement for the disposition thereof has been entered into as discontinued operations, no Pro Forma Effect shall be given to any discontinued operations (and the EBITDA attributable to any such Person, business, assets or operations shall not be excluded for any purposes hereunder) until such disposition shall have been consummated.

(f) Any determination of Consolidated Total Assets shall be made by reference to the last day of the Test Period most recently ended on or prior to the relevant date of determination.

(g) Except as otherwise specifically provided herein, all computations of Consolidated Total Assets, Available Amount, Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio, Consolidated Senior Secured Debt to Consolidated EBITDA Ratio, Consolidated Total Debt to Consolidated EBITDA Ratio, the Designated Fixed Charge Coverage Ratio, the Fixed Charge Coverage Ratio, and other financial ratios and financial calculations (and all definitions (including accounting terms) used in determining any of the foregoing) shall be calculated, in each case, with respect to the Borrower and the Restricted Subsidiaries on a consolidated basis.

(h) All leases of any Person that are or would be characterized as operating leases in accordance with GAAP prior to giving effect to FASB Accounting Standards Codification Update No. 2016-02 (Topic 842) (whether or not such operating leases were in effect at the time of effectiveness thereof) shall continue to be accounted for as operating leases (and not as Capital Leases) for purposes of this Agreement regardless of FASB Accounting Standards Codification Update No. 2016-02 (Topic 842) or any change in GAAP following the Closing Date that would otherwise require such leases to be recharacterized as Capital Leases. Without limiting the forgoing, all references to a “Capital Lease” or “Capital Leases” shall be understood to be a reference to a “Financing Lease” or “Financing Leases” where such nomenclature is consistent with GAAP.

1.13 Form ABL Intercreditor Agreement. Notwithstanding anything to the contrary herein, the ABL Intercreditor Agreement shall be deemed to be reasonable and acceptable to the Administrative Agent and the Lenders, and the Administrative Agent and the Lenders shall be deemed to have consented to the use of such ABL Intercreditor Agreement (and to the Administrative Agent’s execution thereof) in connection with any Indebtedness permitted to be incurred, issued and/or assumed by the Borrower or any of its Subsidiaries pursuant to Section 10.1.

1.14 Divisions. Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company or other Person, or an allocation of assets to a series of a limited liability company or other Person (or the unwinding of such a division or allocation) (any such transaction, a “Division”), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any Division of a limited liability company or other Person shall constitute a separate Person hereunder (and each Division of any limited liability company or other Person that is a Subsidiary, Restricted Subsidiary, Unrestricted Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

Section 2. Amount and Terms of Credit.

2.1 Commitments. Subject to and upon the terms and conditions set forth herein, each Lender severally agrees to make (i) loans in Dollars to a U.S. Borrower (as designated by the Borrower) from time to time during the Availability Period in an aggregate principal amount at any time outstanding up to the amount that would not result in clauses (a) or (b) of the Availability Conditions not being met, and (ii) loans in any Alternate Currency to a U.K. Borrower (as designated by the Borrower) from time to time during the Availability Period in an aggregate principal amount at any time outstanding up to the amount that would not result in clauses (a) or (c) of the Availability Conditions not being met. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Loans. Notwithstanding anything to the contrary, (x) no U.K. Borrower shall be liable for any of the U.S. Loans or other Obligations of Holdings or the U.S. Borrowers and (y) all Credit Parties shall be jointly and severally liable for the U.K. Loans and the other Obligations of the U.K. Borrowers.

2.2 Loans and Borrowings.

(a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Type and Class made by the Lenders ratably in accordance with their respective Commitments on the date such Loans are made hereunder. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided, that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. Each Swingline Loan shall be made in accordance with the procedures set forth in Section 2.3(b).

(b) Subject to Section 2.10, each Borrowing shall be comprised entirely of ABR Loans or LIBOR Loans in a single currency permitted under Section 2.1 as the Borrower may request in accordance herewith; provided that each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any ABR Loan or LIBOR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided, that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement and such Lender shall not be entitled to any amounts payable under Section 2.10 solely in respect of increased costs resulting from such exercise and existing at the time of such exercise; provided further, that, for the avoidance of doubt, ABR Loans shall be denominated only in Dollars, and all Borrowings denominated in Pounds Sterling, Euros, Canadian Dollars or Swiss Francs must be LIBOR Loans.

(c) At the commencement of each Interest Period for any LIBOR Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than the Minimum Borrowing Amount. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than the Minimum Borrowing Amount; provided, that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Commitments, that is required to finance the reimbursement of an L/C Disbursement as contemplated by Section 3. Borrowings of more than one Type and/or Class may be outstanding at the same time; provided, that there shall not at any time be more than a total of 5 LIBOR Borrowings outstanding.

(d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Final Maturity Date.

2.3 Notice of Borrowing; Swingline.

(a) To request a Borrowing, an irrevocable notice (a “Notice of Borrowing”, substantially in the form of Exhibit K-1) shall be sent to the Administrative Agent via electronic communications or telecopy: (i) in the case of a LIBOR Borrowing of U.S. Loans, not later than 12:00 p.m., Local Time, three (3) Business Days before the date of the proposed Borrowing, (ii) in the case of a LIBOR Borrowing of U.K. Loans, not later than 12:00 p.m., Local Time, four (4) Business Days before the date of the proposed Borrowing, or (iii) in the case of an ABR Borrowing of either U.K. Loans or U.S. Loans (other than Swingline Loans), not later than 12:00 noon, Local Time, one (1) Business Day before the date of the proposed Borrowing; provided, that any such notice of an ABR Borrowing to finance the reimbursement of an L/C Disbursement as contemplated by Section 3 may be given not later than 10:00 a.m., Local Time, on the date of the proposed Borrowing. Each such Notice of Borrowing shall be in a form approved by the Administrative Agent and signed by the Borrower. Each such written Notice of Borrowing shall specify the following information in compliance with Section 2.2:

(i) the name of the Borrower that the Borrowing is being requested on behalf of;

(ii) the aggregate amount of the requested Borrowing;

(iii) the date of such Borrowing, which shall be a Business Day;

(iv)	whether such Borrowing is to be an ABR Borrowing or a LIBOR Borrowing;

(v)	in the case of a LIBOR Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”;

(vi)	the location and number of the applicable Borrower’s account to which funds are to be disbursed;

(vii)	the Class of such Borrowing;

(viii)	whether such Borrowing will be of U.S. Loans or U.K. Loans; and

(ix)	to the extent the Borrowing will be of U.K. Loans, the currency of the Borrowing.

(b) Swingline.

(i) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the U.S. Borrowers in Dollars from time to time during the Availability Period, in an aggregate principal amount at any time outstanding not to exceed $10,000,000 (the “Swingline Sublimit”); provided that (x) the Swingline Lender shall not be required to make any Swingline Loan to refinance an outstanding Swingline Loan, (y) after giving effect to any Swingline Loan, the Global Exposure shall not exceed the Commitments then in effect and (z) after giving effect to any Swingline Loan, the Global Exposure shall not exceed the Global Line Cap then in effect. Each Swingline Loan shall be in a minimum principal amount of not less than $100,000 or, if greater, a whole multiple of $100,000 (or such other amount as may be agreed by the Swingline Lender). Within the foregoing limits and subject to the terms and conditions set forth herein, Swingline Loans may be borrowed, prepaid and reborrowed during the Availability Period. To request a Swingline Loan, the Borrower shall notify the Swingline Lender (with a copy to the Administrative Agent) of such request via electronic communication or telecopy, not later than 1:00 p.m. on the day of a proposed Borrowing of a Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Swingline Lender shall make each Swingline Loan available to the applicable Borrower on the same Business Day in accordance with the instructions of the Borrower (including, in the case of a Swingline Loan made to finance the reimbursement of an L/C Disbursement as provided in Section 2.04(e), by remittance to the applicable Letter of Credit Issuer).

(ii) The Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 p.m. on any Business Day require the Lenders to acquire participations on the second Business Day following receipt of such notice in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender’s ratable share of such Swingline Loan or Swingline Loans. Each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s ratable share of such Swingline Loan or Swingline Loans. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or any reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders pursuant to this Section 2.03(b)), and the Administrative Agent shall promptly remit to the Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Borrower of any participation in any Swingline Loan acquired pursuant to this Section 2.03(b), and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other Person on behalf of the Borrower) in respect of any Swingline Loan after receipt by the Swingline Lender of the proceeds of any sale of participations therein shall be promptly remitted by the Swingline Lender to the Administrative Agent and any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that have made their payments pursuant to this Section 2.03(b) and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or the Administrative Agent, as the case may be, and thereafter to the Borrower, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in any Swingline Loan pursuant to this Section 2.03(b) shall not relieve the Borrower of any default in the payment thereof.

(iii) If any Lender fails to make available to the Administrative Agent for the account of the Swingline Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03 by the time specified in this Section 2.03(b), the Swingline Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the greater of the Federal Funds Rate from time to time in effect and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A certificate of the Swingline Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(iv) The Swingline Lender may resign as Swingline Lender upon 30 days prior written notice to the Administrative Agent, the Lenders and the Borrower. The Swingline Lender may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Swingline Lender (provided that no consent of the replaced Swingline Lender will be required if the replaced Swingline Lender has no Swingline Loans outstanding) and the successor Swingline Lender. The Administrative Agent shall notify the Lenders of any such replacement of the Swingline Lender. At the time any such replacement or resignation shall become effective, the applicable Borrowers shall prepay any outstanding Swingline Loans made by the resigning or removed Swingline Lender. From and after the effective date of any such replacement or resignation, (x) any successor Swingline Lender shall have all the rights and obligations of a Swingline Lender under this Agreement with respect to Swingline Loans made thereafter and (y) references herein to the term “Swingline Lender” shall be deemed to refer to such successor or to any previous Swingline Lender, or to such successor and all previous Swingline Lenders, as the context shall require.

(c) Without in any way limiting the obligation of the Borrower to confirm in writing any notice it shall give hereunder by telephone (which obligation is absolute), the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrower.

2.4 Disbursement of Funds.

(a) No later than 1:00 p.m. (New York City time) on the date specified in each Notice of Borrowing, each Lender shall make available its pro rata portion, if any, of each Borrowing requested to be made on such date in the manner provided below; provided that on the Closing Date, such funds may be made available at such earlier time as may be agreed among the Lenders, the Borrower and the Administrative Agent for the purpose of consummating the Transactions; provided, further, that all Swingline Loans shall be made available to the Borrowers in the full amount thereof by the Swingline Lender no later than 4:00 p.m. (New York City time).

(b) Each Lender shall make available all amounts it is to fund to the applicable Borrower under any Borrowing for its applicable Commitments, and in immediately available funds, to the Administrative Agent at the Administrative Agent’s Office and the Administrative Agent will make available to the applicable Borrower, by depositing to an account designated by the Borrower to the Administrative Agent the aggregate of the amounts so made available in Dollars. Unless the Administrative Agent shall have been notified by any Lender prior to the date of any such Borrowing that such Lender does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the applicable Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender and the Administrative Agent has made available such amount to the applicable Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor the Administrative Agent shall promptly notify the applicable Borrower and the applicable Borrower shall immediately pay such corresponding amount to the Administrative Agent in Dollars. The Administrative Agent shall also be entitled to recover from such Lender or the applicable Borrower interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the applicable Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if paid by such Lender, the Overnight Rate or (ii) if paid by the applicable Borrower, the then-applicable rate of interest or fees, calculated in accordance with Section 2.8, for the respective Loans.

(c) Nothing in this Section 2.4 shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that the Borrowers may have against any Lender as a result of any default by such Lender hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to fulfill its commitments hereunder).

2.5 Repayment of Loans; Evidence of Debt.

(a) Holdings and the U.S. Borrowers, jointly and severally, hereby unconditionally promise to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each U.S. Loan (other than a Swingline Loan) to the U.S. Borrowers on the Maturity Date and (ii) to the Swingline Lender, the then unpaid principal amount of each Swingline Loan on the earlier of (i) the date that is ten (10) Business Days after written request from the Swingline Lender and (y) the Maturity Date.

(b) The Credit Parties, jointly and severally, hereby unconditionally promise to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each U.K. Loan to the U.K. Borrowers on the Maturity Date. The applicable Borrower shall repay to the Administrative Agent, on the earlier of the Maturity Date and demand by the Administrative Agent, the then outstanding Protective Advances.

(c) In the event that any Incremental Revolving Loans are made, such Incremental Revolving Loans shall, subject to Section 2.14, be repaid by the applicable Borrower in the amounts and on the dates set forth in the applicable Incremental Facility Amendment.

(d) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrowers to the appropriate lending office of such Lender resulting from each Loan made by such lending office of such Lender from time to time, including the amounts of principal and interest payable and paid to such lending office of such Lender from time to time under this Agreement.

(e) The Administrative Agent shall maintain the Register pursuant to Section 13.6(b), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount of each Loan made hereunder, whether such Loan is a Revolving Loans, Incremental Revolving Loan or Swingline Loan, the Type of each Loan made and the Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrowers and each Lender’s share thereof.

(f) The entries made in the Register and accounts and subaccounts maintained pursuant to clauses (d) and (e) of this Section 2.5 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrowers therein recorded; provided, however, that, in the event of any inconsistency between the Register and any such account or subaccount, the Register shall govern; provided, further, that the failure of any Lender or the Administrative Agent or the Swingline Lender to maintain such account, such Register or subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrowers to repay (with applicable interest) the Loans made to the Borrowers by such Lender in accordance with the terms of this Agreement.

(g) The Borrowers hereby agree that, upon request of any Lender at any time and from time to time after a Borrower has made an initial borrowing hereunder, such Borrower shall provide to such Lender, at such Borrower’s own expense, a promissory note, substantially in the form of Exhibit G, as applicable, evidencing the Revolving Loans and Swingline Loans owing to such Lender. Thereafter, unless otherwise agreed to by the applicable Lender, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 13.6) be represented by one or more promissory notes in such form payable to the payee named therein and its registered assigns.

2.6 Conversions and Continuations.

(a) Subject to the penultimate sentence of this clause (a), (x) the Borrower shall have the option on any Business Day to convert all or a portion equal to at least $5,000,000 of the outstanding principal amount of Revolving Loans of one Type into a Borrowing or Borrowings of another Type and (y) the Borrower shall have the option on any Business Day to continue the outstanding principal amount of any LIBOR Loans as LIBOR Loans for an additional Interest Period; provided that (i) no partial conversion of LIBOR Loans shall reduce the outstanding principal amount of LIBOR Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount, (ii) ABR Loans may not be converted into LIBOR Loans if an Event of Default is in existence on the date of the conversion and the Administrative Agent has or the Required Lenders have determined in its or their sole discretion not to permit such conversion, (iii) LIBOR Loans denominated in Dollars may not be continued as LIBOR Loans for an additional Interest Period if an Event of Default is in existence on the date of the proposed continuation and the Administrative Agent has or the Required Lenders have determined in its or their sole discretion not to permit such continuation, and (iv) Borrowings resulting from conversions pursuant to this Section 2.6 shall be limited in number as provided in Section 2.2. Each such conversion or continuation shall be effected by the Borrower by giving the Administrative Agent prior written notice (each, “Notice of Conversion or Continuation”, substantially in the form of Exhibit K-3) at the Administrative Agent’s Office prior to 12:00 noon (New York City time) at least three Business Days prior, in the case of a continuation of or conversion to LIBOR Loans (other than in the case of a notice delivered on the Closing Date, which shall be deemed to be effective on the Closing Date), or 10:00 a.m. (New York City time) on the proposed day of a conversion into ABR Loans. Such notice may be given by (A) telephone, or (B) a Notice of Conversion; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Notice of Conversion. A Notice of Conversion or Continuation may be in such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent) and shall be appropriately completed and signed by an Authorized Officer of the Borrower. Each such Notice of Conversion shall specify the Loans to be so converted or continued, the Type of Loans to be converted or continued into and, if such Loans are to be converted into or continued as LIBOR Loans, the Interest Period to be initially applicable thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a LIBOR Loan, the Borrower shall be deemed to have selected an Interest Period of one month’s duration. The Administrative Agent shall give each applicable Lender notice as promptly as practicable of any such proposed conversion or continuation affecting any of its Loans.

(b) If any Event of Default is in existence at the time of any proposed continuation of any LIBOR Loans denominated in Dollars and the Administrative Agent has or the Required Lenders have determined in its or their sole discretion not to permit such continuation, such LIBOR Loans shall be automatically converted on the last day of the current Interest Period into ABR Loans. If upon the expiration of any Interest Period in respect of LIBOR Loans, the Borrower has failed to elect a new Interest Period to be applicable thereto as provided in clause (a), the Borrower shall be deemed to have elected to convert such Borrowing of LIBOR Loans into a Borrowing of ABR Loans, effective as of the expiration date of such current Interest Period.

2.7 Pro Rata Borrowings. Each Borrowing of Revolving Loans under this Agreement shall be made by the Lenders pro rata on the basis of their then-applicable Commitments. Each Borrowing of Incremental Revolving Loans under this Agreement shall be made by the Lenders pro rata on the basis of their then-applicable Incremental Revolving Commitments. It is understood that (a) no Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder and that each Lender severally but not jointly shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its commitments hereunder and (b) other than as expressly provided herein with respect to a Defaulting Lender, failure by a Lender to perform any of its obligations under any of the Credit Documents shall not release any Person from performance of its obligation, under any Credit Document.

2.8 Interest.

(a) The unpaid principal amount of each ABR Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum that shall at all times be the Applicable Margin for ABR Loans plus the ABR, in each case, in effect from time to time.

(b) The unpaid principal amount of each LIBOR Loan shall bear interest from the date of the Borrowing thereof until maturity thereof (whether by acceleration or otherwise) at a rate per annum that shall at all times be the Applicable Margin for LIBOR Loans plus the relevant Adjusted LIBOR Rate.

(c) If an Event of Default pursuant to Section 11.1(a) (with respect to nonpayment of principal, interest or Fees) or 11.1(e) has occurred and is continuing (but after giving effect to any grace period set forth therein), if all or a portion of (i) the principal amount of any Loan or (ii) any interest payable thereon or any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum (the “Default Rate”) that is (x) in the case of overdue principal or interest, the rate then borne by (in the case of such principal) such Borrowings or (in the case of interest) the Borrowings to which such overdue amount relates plus 2.00% or (y) in the case of any fees and other overdue amount to the extent permitted by applicable law, the rate described in Section 2.8(a) for ABR Loans denominated in Dollars plus 2.00% from the date of such non-payment to the date on which such amount is paid in full (after as well as before judgment).

(d) Interest on each Loan shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable in the same currency as such Loan; provided that any Loan that is repaid on the same date on which it is made shall bear interest for one day. Except as provided below, interest shall be payable (i) in respect of each ABR Loan, quarterly in arrears on the last Business Day of each fiscal quarter of the Borrower, (ii) in respect of each LIBOR Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three-month intervals after the first day of such Interest Period, and (iii) in respect of each Loan, (A) on any prepayment in respect thereof, (B) at maturity (whether by acceleration or otherwise), and (C) after such maturity, on demand.

(e) All computations of interest hereunder shall be made in accordance with Section 5.5.

(f) The Administrative Agent, upon determining the interest rate for any Borrowing of LIBOR Loans, shall promptly notify the Borrower and the relevant Lenders thereof. Each such determination shall, absent clearly demonstrable error, be final and conclusive and binding on all parties hereto.

2.9 Interest Periods. At the time the Borrower gives a Notice of Borrowing or Notice of Conversion or Continuation in respect of the making of, or conversion into or continuation as, a Borrowing of LIBOR Loans in accordance with Section 2.6(a), the Borrower shall give the Administrative Agent written notice of the Interest Period applicable to such Borrowing, which Interest Period shall, at the option of the Borrower, be a one, two, three or six month period (or if available to all the Lenders making such LIBOR Loans as determined by such Lenders in good faith based on prevailing market conditions, a twelve month or shorter period).

Notwithstanding anything to the contrary contained above:

(a) the initial Interest Period for any Borrowing of LIBOR Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of ABR Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

(b) if any Interest Period relating to a Borrowing of LIBOR Loans begins on the last Business Day of a calendar month or begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period;

(c) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period in respect of a LIBOR Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day; and

(d) the Borrower shall not be entitled to elect any Interest Period in respect of any LIBOR Loan if such Interest Period would extend beyond the Maturity Date of such Loan.

2.10 Increased Costs, Illegality, Replacement of LIBOR, Etc.

(a) In the event that (x) in the case of clause (i) below, the Administrative Agent and (y) in the case of clauses (ii) and (iii) below, the Required Lenders shall have reasonably determined (which determination shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto):

(i) on any date for determining the Adjusted LIBOR Rate for any Interest Period that (x) deposits in the principal amounts and currencies of the Loans comprising such LIBOR Borrowing are not generally available in the relevant market or (y) by reason of any changes arising on or after the Closing Date affecting the interbank LIBOR market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Adjusted LIBOR Rate; or

(ii) at any time, that such Lenders shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any LIBOR Loans (including any increased costs or reductions attributable to Taxes, other than any increase or reduction attributable to Indemnified Taxes, Excluded Taxes or Other Taxes) because of any Change in Law; or

(iii) at any time, that the making or continuance of any LIBOR Loan has become unlawful by compliance by such Lenders in good faith with any law, governmental rule, regulation, guideline or order (or would conflict with any such governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or has become impracticable as a result of a contingency occurring after the Closing Date that materially and adversely affects the interbank LIBOR market;

(such Loans, “Impacted Loans”), then, and in any such event, the Required Lenders (or the Administrative Agent, in the case of clause (i) above) shall within a reasonable time thereafter give notice (if by telephone, confirmed in writing) to the Borrower and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, LIBOR Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist (which notice the Administrative Agent agrees to give at such time when such circumstances no longer exist), and any Notice of Borrowing or Notice of Conversion or Continuation given by the Borrower with respect to LIBOR Loans that have not yet been incurred shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the applicable Borrower shall pay to such Lenders, promptly after receipt of written demand therefor such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Required Lenders in their reasonable discretion shall determine) as shall be required to compensate such Lenders for such actual increased costs or reductions in amounts receivable hereunder (it being agreed that a written notice as to the additional amounts owed to such Lenders, showing in reasonable detail the basis for the calculation thereof, submitted to the Borrower by such Lenders shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto), and (z) in the case of clause (iii) above, the applicable Borrower shall take one of the actions specified in clause (x) or (y), as applicable, of Section 2.10(b) promptly and, in any event, within the time period required by law.

Notwithstanding the foregoing, if the Administrative Agent has made the determination described in Section 2.10(a)(i)(x), the Administrative Agent, in consultation with the Borrower and the affected Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (1) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (x) of the first sentence of the immediately preceding paragraph, (2) the Administrative Agent or the affected Lenders notify the Administrative Agent and the Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (3) any Lender determines that any Requirements of Law have made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrower written notice thereof.

(b) At any time that any LIBOR Loan is affected by the circumstances described in Section 2.10(a)(ii) or (iii), the Borrower may (and in the case of a LIBOR Loan affected pursuant to Section 2.10(a)(iii) shall) either (x) if a Notice of Borrowing or Notice of Conversion or Continuation with respect to the affected LIBOR Loan has been submitted pursuant to Section 2.3 or Section 2.6 but the affected LIBOR Loan has not been funded or continued, cancel such requested Borrowing by giving the Administrative Agent written notice thereof on the same date that the Borrower was notified by Lenders pursuant to Section 2.10(a)(ii) or (iii) or (y) if the affected LIBOR Loan is then outstanding and denominated in Dollars, upon at least three Business Days’ notice to the Administrative Agent, require the affected Lender to convert each such LIBOR Loan into an ABR Loan; provided that if more than one Lender is affected at any time, then all affected Lenders must be treated in the same manner pursuant to this Section 2.10(b).

(c) If, after the Closing Date, any Change in Law relating to capital adequacy or liquidity of any Lender or compliance by any Lender or its parent with any Change in Law relating to capital adequacy or liquidity occurring after the Closing Date, has or would have the effect of reducing the actual rate of return on such Lender’s or its parent’s or its Affiliate’s capital or assets as a consequence of such Lender’s commitments or obligations hereunder to a level below that which such Lender or its parent or its Affiliate could have achieved but for such Change in Law (taking into consideration such Lender’s or its parent’s policies with respect to capital adequacy or liquidity), then from time to time, promptly after written demand by such Lender (with a copy to the Administrative Agent), the applicable Borrower shall pay to such Lender such actual additional amount or amounts as will compensate such Lender or its parent for such actual reduction, it being understood and agreed, however, that a Lender shall not be entitled to such compensation as a result of such Lender’s compliance with, or pursuant to any request or directive to comply with, any law, rule or regulation as in effect on the Closing Date or to the extent such Lender is not imposing such charges on, or requesting such compensation from, borrowers (similarly situated to the applicable Borrower hereunder) under comparable syndicated credit facilities similar to the Credit Facility. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this Section 2.10(c), will give prompt written notice thereof to the applicable Borrower, which notice shall set forth in reasonable detail the basis of the calculation of such additional amounts, although the failure to give any such notice shall not, subject to Section 2.13, release or diminish the applicable Borrower’s obligations to pay additional amounts pursuant to this Section 2.10(c) promptly following receipt of such notice.

(d) If the Administrative Agent shall have received notice from the Required Lenders that the Adjusted LIBOR Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as certified by such Lenders) of making or maintaining its affected LIBOR Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter (which notice shall include supporting calculations in reasonable detail). If such notice is given, (i) any LIBOR Loan requested to be made on the first day of such Interest Period in Dollars shall be made as an ABR Loan, (ii) any Loans denominated in Dollars that were to have been converted on the first day of such Interest Period to LIBOR Loans shall be continued as an ABR Loan and (iii) any outstanding LIBOR Loans denominated in Dollars shall be converted, on the first day of such Interest Period, to ABR Loans. Until such notice has been withdrawn by the Administrative Agent, no further LIBOR Loans shall be made or continued as such, nor shall the Borrower have the right to convert ABR Loans to LIBOR Loans.

(e) [Reserved].

(f) Notwithstanding anything to the contrary in this Agreement or any other Credit Document, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Required Lenders notify the Administrative Agent in writing (with, in the case of the Required Lenders, a copy to Borrower) that the Required Lenders (as applicable) have determined, that:

(i) adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, without limitation, because the LIBOR is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii) the administrator of the LIBOR or a Governmental Authority having jurisdiction over the Administrative Agent or the administrator of the LIBOR has made a public statement identifying a specific date after which LIBOR shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein) (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes and, notwithstanding anything to the contrary in Section 13.1(a), any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment.

If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain LIBOR Rate Loans shall be suspended (to the extent of the affected LIBOR Rate Loans or Interest Periods), and (y) the LIBOR Rate component shall no longer be utilized in determining the ABR. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of LIBOR Rate Loans (to the extent of the affected LIBOR Rate Loans or Interest Periods) or, failing that will be deemed to have converted such request into a request for a Borrowing of ABR Loans (subject to the foregoing clause (y)) in the amount specified therein.

Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement

2.11 Compensation. If (a) any payment of principal of any LIBOR Loan is made by a Borrower to or for the account of a Lender other than on the last day of the Interest Period for such LIBOR Loan as a result of a payment or conversion pursuant to Sections 2.5, 2.6, 2.10, 5.1, 5.2 or 13.7, as a result of acceleration of the maturity of the Loans pursuant to Section 11 or for any other reason, (b) any Borrowing of LIBOR Loans is not made as a result of a withdrawn Notice of Borrowing or a failure to satisfy borrowing conditions, (c) any ABR Loan is not converted into a LIBOR Loan as a result of a withdrawn Notice of Conversion or Continuation, (d) any LIBOR Loan is not continued as a LIBOR Loan, as the case may be, as a result of a withdrawn Notice of Conversion or Continuation or (e) any prepayment of principal of any LIBOR Loan is not made as a result of a withdrawn notice of prepayment pursuant to Sections 5.1 or 5.2, the Borrower shall, after receipt of a written request by such Lender (which request shall set forth in reasonable detail the basis for requesting such amount), promptly pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that such Lender may reasonably incur as a result of such payment, failure to convert, failure to continue or failure to prepay, including any loss, cost or expense (excluding loss of anticipated profits) actually incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such LIBOR Loan. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender as specified in this Section 2.11 and setting forth in reasonable detail the manner in which such amount or amounts were determined shall be delivered to the Borrower and shall be conclusive, absent manifest error. The obligations of the Borrower under this Section 2.11 shall survive the payment in full of the Loans and the termination of this Agreement.

2.12 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Sections 2.10(a)(ii), 2.10(a)(iii), 2.10(b), 3.5 or 5.4 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event; provided that such designation is made on such terms that such Lender and its lending office suffer no unreimbursed cost or other material economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section 2.12 shall affect or postpone any of the obligations of the Borrowers or the right of any Lender provided in Sections 2.10, 3.5 or 5.4.

2.13 Notice of Certain Costs. Notwithstanding anything in this Agreement to the contrary, to the extent any notice required by Sections 2.10, 2.11 or 3.5 is given by any Lender more than 120 days after such Lender has knowledge (or should have had knowledge) of the occurrence of the event giving rise to the additional cost, reduction in amounts, loss, or other additional amounts described in such Sections, such Lender shall not be entitled to compensation under Sections 2.10, 2.11 or 3.5, as the case may be, for any such amounts incurred or accruing prior to the 121st day prior to the giving of such notice to the Borrower.

2.14 Incremental Facilities.

(a) The Borrower may, at any time, on one or more occasions pursuant to an Incremental Facility Amendment increase the aggregate amount of Commitments of any existing Class of Commitments or establish a new Class of Commitments (any such increase or new Class of Commitments, an “Incremental Revolving Facility” and the loans thereunder, “Incremental Revolving Loans”) in an aggregate principal amount not to exceed $50,000,000; provided that any new Class of Commitments shall be a “last-out” Incremental Revolving Facility that ranks junior in right of payment and/or security to this ABL Facility; provided, further, that:

(i) Incremental Revolving Loans shall be available in Dollars only;

(ii) unless the Administrative Agent otherwise agrees, no Incremental Revolving Facility may be less than $5,000,000;

(iii) except as separately agreed from time to time between the Borrower and any Lender, no Lender shall be obligated to provide any Incremental Revolving Commitment, and the determination to provide such Incremental Revolving Commitment shall be within the sole and absolute discretion of such Lender;

(iv) no Incremental Revolving Facility or Incremental Revolving Loan (or the creation, provision or implementation thereof) shall require the approval of any existing Lender other than in its capacity, if any, as an Incremental Revolving Lender;

(v) the terms of each Incremental Revolving Facility will be substantially identical to those applicable to this ABL Facility, except (A) with respect to structuring, commitment and arranger fees or other similar fees that may be agreed to among the Borrower and the Incremental Revolving Lenders and (B) with respect to any “last-out” Incremental Revolving Facility that ranks junior in right of payment and/or security to this ABL Facility, such Incremental Revolving Facility (x) shall be on terms (other than those described in clauses (y) and (z) below) reasonably satisfactory to the Administrative Agent and subject to customary terms and conditions for “last-out” asset based credit facilities, (y) may have interest rate margins, unused line fees, a “LIBOR floor” and/or “ABR floor” and other economic terms that are agreed to among the Borrower and the Incremental Revolving Lenders and (z) shall have a later scheduled maturity date than the Final Maturity Date;

(vi) no Event of Default shall exist immediately prior to or after giving effect to such Incremental Revolving Facility;

(vii) the final maturity of any Incremental Revolving Facility shall be no earlier than the Final Maturity Date; and

(viii) any Incremental Revolving Facility may rank pari passu or junior in right of payment and pari passu or junior in priority with respect to proceeds of Revolving Credit Collateral (as defined in the Intercreditor Agreement).

(b) Incremental Revolving Commitments may be provided by any existing Lender, or by any other lender (other than any Disqualified Institution) (any such other lender being called an “Additional Revolving Lender”); provided that the Administrative Agent, any Letter of Credit Issuer and the Swingline Lender shall have consented (such consent not to be unreasonably withheld) to the relevant Additional Revolving Lender’s provision of Incremental Revolving Commitments if such consent would be required under Section 9.04(b) for an assignment of Revolving Loans to such Additional Revolving Lender.

(c) Each Incremental Revolving Lender providing a portion of any Incremental Revolving Commitment shall execute and deliver to the Administrative Agent and the Borrower all such documentation (including the relevant Incremental Facility Amendment) as may be reasonably required by the Administrative Agent to evidence and effectuate such Incremental Revolving Commitment. On the effective date of such Incremental Revolving Commitment, (i) each Additional Revolving Lender shall become a Lender for all purposes in connection with this Agreement, (ii) all Incremental Revolving Commitments shall become Commitments for all purposes in connection with this Agreement and (iii) all Incremental Revolving Loans shall become U.S. Loans for all purposes in connection with this Agreement.

(d) As conditions precedent to the effectiveness of any Incremental Revolving Facility or the making of any Incremental Revolving Loans, (i) upon its reasonable request, the Administrative Agent shall have received customary written opinions of counsel, as well as such reaffirmation agreements, supplements and/or amendments as it shall reasonably require, (ii) the Administrative Agent shall have received, from each Additional Revolving Lender, an Administrative Questionnaire and such other documents as it shall reasonably require from such Additional Revolving Lender, and (iii) the Administrative Agent shall have received a certificate of the applicable Borrowers signed by Responsible Officers thereof:

(1) certifying and attaching a copy of the resolutions adopted by the governing body or Board of Directors of the applicable Borrowers approving or consenting to such Incremental Revolving Facility or Incremental Revolving Loans, and

(2) to the extent applicable, certifying that the condition set forth in clause (a)(vi) above has been satisfied.

(e) (i) Upon the implementation of any Incremental Revolving Facility, each then-existing Lender will automatically and without further act be deemed to have assigned to each Incremental Revolving Lender, and each relevant Incremental Revolving Lender will automatically and without further act be deemed to have assumed a portion of such existing Lender’s participations hereunder in outstanding Letters of Credit or Swingline Loans such that, after giving effect to each deemed assignment and assumption of participations, all of the Lenders’ (including each Incremental Revolving Lender) participations hereunder in Letters of Credit or Swingline Loans shall be held ratably on the basis of their respective Commitments of the applicable Class (after giving effect to any increase in the Commitment pursuant to this Section 2.23) and (ii) the existing Lenders of the applicable Class shall assign Loans to certain other Lenders of such Class (including the Lenders providing the relevant Incremental Revolving Facility), and such other Lenders (including the Lenders providing the relevant Incremental Revolving Facility) shall purchase such Loans, in each case, to the extent necessary so that all of the Lenders of such Class participate in each outstanding borrowing of Loans pro rata on the basis of their respective Commitments of such Class (after giving effect to any increase in the Commitment pursuant to this Section 2.23); it being understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to this clause (e).

(f) On the date of effectiveness of any Incremental Revolving Facility, the Letter of Credit Sublimit and the Swingline Sublimit permitted hereunder shall increase by an amount, if any, agreed upon by the (i) Administrative Agent, (ii) the Letter of Credit Issuer and the Swingline Lender, as applicable, and (iii) the Borrower.

(g) The Lenders hereby irrevocably authorize the Administrative Agent to enter into any Incremental Facility Amendment and any other amendments to this Agreement and the other Credit Documents as may be necessary in order to establish new Classes in respect of Loans or Commitments increased or extended pursuant to this Section 2.23 and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new Classes, in each case on terms consistent with this Section 2.23.

(h) Notwithstanding to the contrary in this Section 2.23 or in any other provision of any Credit Document, if the proceeds on the date of effectiveness of any Incremental Revolving Facility are intended to be applied to finance a Permitted Acquisition and the Incremental Revolving Lenders so agree, the availability thereof shall be subject to customary “SunGard” or “certain funds” conditionality.

(i) This Section 2.23 shall supersede any provision in Section 2.16 or 9.08 to the contrary.

2.15 Protective Advances . The Administrative Agent (acting at the direction of the Required Lenders) shall be authorized, in its discretion, following notice to the Borrower, at any time, to make ABR Loans (“Protective Advances”) (a) in an aggregate amount, together with the aggregate amount of all other Protective Advances, not to exceed 10% of the Borrowing Base, if the Administrative Agent (acting at the direction of the Required Lenders) deems such Protective Advances necessary or desirable to preserve and protect the Collateral, or to enhance the collectability or repayment of the Obligations; or (b) to pay any other amounts chargeable to Credit Parties under any Credit Document, including costs, fees and expenses; provided that, Global Exposure shall not exceed the Commitments in effect at such time. Each Lender shall participate in each Protective Advance in accordance with its Pro Rata Percentage. The Administrative Agent’s determination (acting at the direction of the Required Lenders) that funding of a Protective Advance is appropriate shall be conclusive. The Administrative Agent may use the proceeds of such Protective Advances to (a) protect, insure, maintain or realize upon any Collateral; or (b) defend or maintain the validity or priority of the Agent’s Liens in any Collateral, including any payment of a judgment, insurance premium, warehouse charge, finishing or processing charge, or landlord claim, or any discharge of a Lien; provided that the Administrative Agent shall use reasonable efforts to notify the Borrower after paying any such amount or taking any such action.

2.16 Defaulting Lenders.

(a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Requirements of Law:

(i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and Section 13.1(a).

(ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 11 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 13.8 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder, second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Letter of Credit Issuer or Swingline Lender hereunder, third, to cash collateralize the Letter of Credit Issuer’s Fronting Exposure with respect to such Defaulting Lender in a manner consistent with Section 2.04(j) except that such cash collateral shall only be held in respect of the Fronting Exposure with respect to such Defaulting Lender, fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent, fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) cash collateralize the Letter of Credit Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in a manner consistent with Section 2.04(j) except that such cash collateral shall only be held in respect of the Fronting Exposure with respect to such Defaulting Lender, sixth, to the payment of any amounts owing to the Lenders or the Letter of Credit Issuer or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the Letter of Credit Issuer or Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement, seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement, and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.16(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(iii) Certain Fees. No Defaulting Lender shall be entitled to receive any Commitment Fee on the unutilized portion of its Commitment for any period during which that Lender is a Defaulting Lender.

(1) Each Defaulting Lender shall be entitled to receive L/C Participation Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its pro rata share of the stated amount of Letters of Credit for which it has provided cash collateral.

(2) With respect to any Commitment Fee or L/C Participation Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Lender that is not a Defaulting Lender (a “Non-Defaulting Lender”) that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letters of Credit that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to each Letter of Credit Issuer the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Letter of Credit Issuer’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.

(iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Letters of Credit shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Pro Rata Percentages (calculated without regard to such Defaulting Lender’s. Commitment) but only to the extent that such reallocation does not cause the aggregate U.S. Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(v) Cash Collateral. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, cash collateralize the Letter of Credit Issuer’s Fronting Exposure in a manner consistent with the procedures set forth in Section 2.04(j) except that such cash collateral shall only be held in respect of such Fronting Exposure.

(b) Defaulting Lender Cure. If the Borrower, the Administrative Agent and each Letter of Credit Issuer agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and, in the case of a U.S. Lender unfunded participations in Letters of Credit to be held pro rata by the Lenders in accordance with their Commitments (without giving effect to Section 2.16(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that, no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

(c) New Letters of Credit. So long as any Lender is a Defaulting Lender, the Letter of Credit Issuers shall not be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure with respect to such Defaulting Lender after giving effect thereto.

2.17 Borrower. Each Credit Party hereby designates the Borrower as its representative and agent for all purposes under the Credit Documents, including requests for Loans and Letters of Credit, designation of interest rates, delivery or receipt of communications, preparation and delivery of Borrowing Base Certificates and financial reports and other notices and reports, receipt and payment of Obligations, requests for consents, waivers, amendments or other accommodations, and/or actions under the Credit Documents (including in respect of compliance with covenants), and all other dealings with the Administrative Agent, any Letter of Credit Issuer or any Lender. The Borrower hereby accepts such appointment. The Administrative Agent and the Lenders shall be entitled to rely upon, and shall be fully protected in relying upon, any notice or communication (including any Notice of Borrowing) delivered by the Borrower on behalf of any Credit Party, and any Notice of Borrowing, request for a Letter of Credit or designation of interest rate by the Borrower on behalf of the Borrowers. The Administrative Agent and the Lenders may give any notice or communication with a Borrower hereunder to the Borrower on behalf of such Borrower. Each of the Administrative Agent, the Letter of Credit Issuers and the Lenders shall have the right, in its discretion, to deal exclusively with the Borrower for any or all purposes under the Credit Documents. Each Credit Party agrees that any notice, election, communication, representation, agreement or undertaking made on its behalf by the Borrower shall be binding upon and enforceable against it.

2.18 Reserves. The Administrative Agent may at any time and from time to time in the exercise of its Permitted Discretion upon at least five Business Days’ (or in the case of mathematical or clerical errors, one Business Day’s) prior written notice to the Borrower, which notice shall include a reasonably detailed description of the Availability Reserve being established (during which period (a) the Administrative Agent shall, if requested, discuss any such Availability Reserve with the Borrower and (b) the Borrower may take such action as may be required so that the event, condition or matter that is the basis for such Availability Reserve no longer exists or exists in a manner that would result in the establishment of a lower Availability Reserve in a manner and to the extent reasonably satisfactory to the

Administrative Agent), establish, amend or modify any Availability Reserve. No Availability Reserve may be taken after the Closing Date may be modified after the Closing Date, in either case based on circumstances, conditions, events or contingencies known to the Administrative Agent as of the Closing Date for which no Availability Reserve was imposed on the Closing Date, unless such circumstances, conditions, events or contingencies have changed in any material adverse respect since the Closing Date. Notwithstanding any other provision of this Agreement to the contrary, (a) in no event shall any Availability Reserve with respect to any component of the Borrowing Base duplicate any Availability Reserve or adjustment already accounted for in determining eligibility criteria (including collection and/or advance rates) and (b) the amount of any such Availability Reserve (or change in Availability Reserve) and the scope of any change in eligibility standards shall be a reasonable quantification of the incremental dilution of the Borrowing Base attributable to the relevant contributing factor or shall have a reasonable relationship to the event, condition or other matter that is the basis for such Availability Reserve or change.

Section 3. Letters of Credit.

3.1 General. Subject to the terms and conditions set forth herein the Borrower, on behalf of any Borrower, for its own benefit or for the benefit of any Wholly Owned Subsidiary, may request the issuance of (x) subject to the ability of the relevant Letter of Credit Issuer to issue the same, trade letters of credit in support of trade obligations of Holdings and its Wholly Owned Subsidiaries incurred in the ordinary course of business (such letters of credit issued for such purposes, “Trade Letters of Credit”) and (y) standby letters of credit issued for any other lawful purposes of Holdings and its Wholly Owned Subsidiaries (other than to support the incurrence of Indebtedness for borrowed money by Holdings and its Wholly Owned Subsidiaries) (such letters of credit issued for such purposes, “Standby Letters of Credit”) for its own account or for the account of any Wholly Owned Subsidiary in a form reasonably acceptable to the applicable Letter of Credit Issuer, at any time and from time to time during the Availability Period and prior to the date that is 5 Business Days prior to the Final Maturity Date. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, a Letter of Credit Issuer relating to any Letter of Credit, the terms and conditions of this Agreement shall control. Unless otherwise expressly agreed by the Letter of Credit Issuer and the Borrower, when a Letter of Credit is issued, (i) the rules of the International Standby Practices shall apply to each Standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance, shall apply to each Trade Letter of Credit. “Letters of Credit” shall include Trade Letters of Credit and Standby Letters of Credit. For the avoidance of doubt, Citi shall be under no obligation to issue Trade Letters of Credit.

(a) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal (other than an automatic extension in accordance with paragraph (c) of this Section) or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Letter of Credit Issuer) to the applicable Letter of Credit Issuer and the Administrative Agent (three Business Days in advance of the requested date of issuance, amendment or extension or such shorter period as the Administrative Agent and the Letter of Credit Issuer in their sole discretion may agree) a Letter of Credit Request identifying the Letter of Credit to be amended or extended, and specifying the date of issuance, amendment or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount and currency (which may be Dollars or an Alternate Currency) of such Letter of Credit, the name and address of the beneficiary thereof and whether such Letter of Credit constitutes a Standby Letter of Credit or a Trade Letter of Credit. If requested by the applicable Letter of Credit Issuer, the Borrower also shall submit (i) a letter of credit application on such Letter of Credit Issuer’s standard form in connection with any request for a Letter of Credit and (ii) such other information as shall be necessary to issue, amend or extend such Letter of Credit. A Letter of Credit shall be issued, amended or extended only if (and upon issuance, amendment or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment or extension (i) the Revolving L/C Exposure shall not exceed the Letter of Credit Sublimit, (ii) the issuance of the Letter of Credit will not result in (A) with respect to any Letter of Credit requested by any U.S. Borrower, clauses (a) and (b) of the Availability Conditions not being met or (B) with respect to any Letter of Credit issued by any U.K. Borrower, clauses (a) and (c) of the Availability Conditions not being met, and (iii) no Alternate Currency Letter of Credit shall be issued if, after giving effect thereto, the aggregate amount of L/C Exposure with respect to all Alternate Currency Letters of Credit would exceed $30,000,000.

3.2 Expiration Date. Each Standby Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date that is one year (unless otherwise agreed upon by the Administrative Agent and the relevant Letter of Credit Issuer in their sole discretion) after the date of the issuance of such Standby Letter of Credit (or, in the case of any renewal or extension thereof, one year (unless otherwise agreed upon by the Administrative Agent and the relevant Letter of Credit Issuer in their sole discretion) after such renewal or extension) and (ii) the date that is five Business Days prior to the Final Maturity Date; provided, that any Standby Letter of Credit with one year tenor may provide for automatic extension thereof for additional one-year periods (which, in no event, shall extend beyond the date referred to in clause (ii) of this paragraph (c)) so long as such Standby Letter of Credit permits the Letter of Credit Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Standby Letter of Credit) by giving prior notice to the beneficiary thereof within a time period during such twelve-month period to be agreed upon at the time such Standby Letter of Credit is issued; provided, further, that if the Letter of Credit Issuer and the Administrative Agent each consent in their sole discretion, the expiration date on any Standby Letter of Credit may extend beyond the date referred to in clause (ii) above, provided, that (x) if any such Standby Letter of Credit is outstanding or is issued after the date that is 30 days prior to the Final Maturity Date, the Borrower shall provide cash collateral pursuant to documentation reasonably satisfactory to the Administrative Agent and the relevant Letter of Credit Issuer in an amount equal to 105% of the face amount of each such Standby Letter of Credit or provide a back-to-back letter of credit, in form and substance and from a Letter of Credit Issuer satisfactory to the relevant Letter of Credit Issuer on or prior to the date that is 30 days prior to the Final Maturity Date or, if later, such date of issuance and (y) each Lender’s participation in any undrawn Letter of Credit that is outstanding on the Final Maturity Date shall terminate on the Final Maturity Date. Each Trade Letter of Credit shall expire on the earlier of (x) 180 days after such Trade Letter of Credit’s date of issuance or (y) the date that is five Business Days prior to the Final Maturity Date.

3.3 Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Letter of Credit Issuer or Lender, such Letter of Credit Issuer hereby grants to each Lender, and each Lender hereby acquires from such Letter of Credit Issuer, a participation in such Letter of Credit equal to such Lender’s Pro Rata Percentage of the aggregate amount available to be drawn under such Letter of Credit (calculated, in the case of Alternate Currency Letters of Credit, based on the Dollar Equivalent thereof). In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Letter of Credit Issuer, in Dollars, such Lender’s Pro Rata Percentage of each L/C Disbursement made by such Letter of Credit Issuer and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason (calculated, in the case of any Alternate Currency Letter of Credit, based on the Dollar Equivalent thereof). Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or Event of Default or reduction or termination of the Commitments or the fact that, as a result of changes in currency exchange rates, such Lender’s Global Exposure at any time might exceed its Commitment at such time and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

3.4 Reimbursement. If the applicable Letter of Credit Issuer shall make any L/C Disbursement in respect of a Letter of Credit, the relevant Borrower shall reimburse such L/C Disbursement by paying to the Administrative Agent an amount in Dollars equal to such L/C Disbursement (or, in the case of an Alternate Currency Letter of Credit, the Dollar Equivalent thereof in such Alternate Currency) not later than 2:00 p.m., Local Time, on the next Business Day after the Borrower receives notice under paragraph (g) of this Section of such L/C Disbursement, together with accrued interest thereon from the date of such L/C Disbursement at the rate applicable to ABR Loans; provided, that the relevant Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Borrowing or a Swingline Loan in an equivalent amount and, to the extent so financed, the relevant Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing or Swingline Loan. If the relevant Borrower fails to reimburse any L/C Disbursement when due, then the Administrative Agent shall promptly notify the applicable Letter of Credit Issuer and each other Lender of the applicable L/C Disbursement, the payment then due from the relevant Borrower in respect thereof and, in the case of a Lender, such Lender’s Pro Rata Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent in Dollars (or, in the case of an Alternate Currency Letter of Credit, the Dollar Equivalent thereof in such Alternate Currency) its Pro Rata Percentage of the payment then due from the relevant Borrower in the same manner as provided in Section 2.05 with respect to Loans made by such Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the applicable Letter of Credit Issuer the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the relevant Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Letter of Credit Issuer or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse such Letter of Credit Issuer, then to such Lenders and such Letter of Credit Issuer as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse a Letter of Credit Issuer for any L/C Disbursement (other than the funding of an ABR Loan as contemplated above) shall not constitute a Loan and shall not relieve the relevant Borrower of its obligation to reimburse such L/C Disbursement.

3.5 Obligations Absolute. The obligation of the relevant Borrower to reimburse L/C Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the applicable Letter of Credit Issuer under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the relevant Borrower’s obligations hereunder. Neither the Administrative Agent, the Lenders nor any Letter of Credit Issuer, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of such Letter of Credit Issuer, or any of the circumstances referred to in clauses (i), (ii) or (iii) of the first sentence; provided, that the foregoing shall not be construed to excuse the applicable Letter of Credit Issuer from liability to the relevant Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the relevant Borrower to the extent permitted by applicable law) suffered by the relevant Borrower that are determined by a decision of a court of competent jurisdiction to have been caused by such Letter of Credit Issuer’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the applicable Letter of Credit Issuer, such Letter of Credit Issuer shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the applicable Letter of Credit Issuer may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

3.6 Disbursement Procedures. The applicable Letter of Credit Issuer shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Such Letter of Credit Issuer shall promptly notify the Administrative Agent and the Borrower in writing of any such demand for payment under a Letter of Credit and whether such Letter of Credit Issuer has made or will make an L/C Disbursement thereunder; provided, that any failure to give or delay in giving such notice shall not relieve the relevant Borrower of its obligation to reimburse such Letter of Credit Issuer and/or the Lenders with respect to any such L/C Disbursement.

3.7 Interim Interest. If a Letter of Credit Issuer shall make any L/C Disbursement, then, unless the relevant Borrower shall reimburse such L/C Disbursement in full on the date such L/C Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such L/C Disbursement is made to but excluding the date that the relevant Borrower reimburses such L/C Disbursement, at the rate per annum then applicable to ABR Borrowings; provided, that, if such L/C Disbursement is not reimbursed by the relevant Borrower when due pursuant to paragraph (e) of this Section, then Section 2.11(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Letter of Credit Issuer, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse such Letter of Credit Issuer shall be for the account of such Lender to the extent of such payment.

3.8 Replacement of a Letter of Credit Issuer. A Letter of Credit Issuer may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Letter of Credit Issuer and the successor Letter of Credit Issuer. The Administrative Agent shall notify the Lenders of any such replacement of a Letter of Credit Issuer. At the time any such replacement shall become effective, the relevant Borrower shall pay all unpaid fees accrued for the account of the replaced Letter of Credit Issuer pursuant to Section 2.10. From and after the effective date of any such replacement, (i) the successor Letter of Credit Issuer shall have all the rights and obligations of the replaced Letter of Credit Issuer under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Letter of Credit Issuer” shall be deemed to refer to such successor or to any previous Letter of Credit Issuer, or to such successor and all previous Letter of Credit Issuers, as the context shall require. After the replacement of a Letter of Credit Issuer hereunder, the replaced Letter of Credit Issuer shall remain a party hereto and shall continue to have all the rights and obligations of such Letter of Credit Issuer under this Agreement with respect to Letters of Credit issued by it prior to such replacement but shall not be required to issue additional Letters of Credit.

3.9 Cash Collateralization. If any Event of Default shall occur and be continuing, (i) in the case of an Event of Default described in Section 7.01(h) or (i), on the Business Day or (ii) in the case of any other Event of Default, on the third Business Day, in each case, following the date on which the Borrower receives notice from the Administrative Agent (or, if the maturity of the Loans has been accelerated, the Required Lenders) demanding the deposit of cash collateral pursuant to this paragraph, the relevant Borrower shall deposit in an account with or at the direction of the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash in Dollars equal to the Revolving L/C Exposure as of such date plus any accrued and unpaid interest thereon; provided, that upon the occurrence of any Event of

Default with respect to the Borrower described in clause (h) or (i) of Section 7.01, the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind. Each such deposit pursuant to this paragraph shall be held by the Collateral Agent as collateral for the payment and performance of the obligations of the relevant Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of (i) for so long as an Event of Default shall be continuing, the Administrative Agent and (ii) at any other time, the Borrower, in each case, in Permitted Investments and at the risk and expense of the Borrower, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse each Letter of Credit Issuer for L/C Disbursements for which such Letter of Credit Issuer has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the relevant Borrower for the Revolving L/C Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of the Required Lenders), be applied to satisfy other obligations of the relevant Borrower under this Agreement. If the relevant Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the relevant Borrower within three Business Days after all Events of Default have been cured or waived.

3.10 Appointment of Letter of Credit Issuers. From time to time, the Borrower may by notice to the Administrative Agent designate any Lender that may agree (in its sole discretion) to act in such capacity and is reasonably satisfactory to the Administrative Agent as a Letter of Credit Issuer. Each such initial or additional Letter of Credit Issuer shall execute a counterpart of this Agreement upon the approval of the Administrative Agent (which approval shall not be unreasonably withheld) and shall thereafter be a Letter of Credit Issuer hereunder for all purposes. The Borrower can, in its sole discretion, request the issuance of a Letter of Credit from any Letter of Credit Issuer.

3.11 Reporting. Unless otherwise requested by the Administrative Agent, each Letter of Credit Issuer shall (i) provide to the Administrative Agent copies of any notice received from the Borrower pursuant to Section 2.04(b) no later than the next Business Day after receipt thereof and (ii) report in writing to the Administrative Agent (A) on or prior to each Business Day on which such Letter of Credit Issuer expects to issue, amend or extend any Letter of Credit, the date of such issuance, amendment or extension, and the aggregate face amount of the Letters of Credit to be issued, amended or extended by it and outstanding after giving effect to such issuance, amendment or extension occurred (and whether the amount thereof changed), and the Letter of Credit Issuer shall be permitted to issue, amend or extend such Letter of Credit if the Administrative Agent shall not have advised the Letter of Credit Issuer that such issuance, amendment or extension would not be in conformity with the requirements of this Agreement, (B) on each Business Day on which such Letter of Credit Issuer makes any L/C Disbursement, the date of such L/C Disbursement and the amount of such L/C Disbursement and (C) on any other Business Day, such other information with respect to the outstanding Letters of Credit issued by such Letter of Credit Issuer as the Administrative Agent shall reasonably request, including but not limited to prompt verification of such information as may be requested by the Administrative Agent. Upon request from time to time by any Lender, the Administrative Agent shall provide information with respect to the current amount of Letters of Credit outstanding.

Section 4. Fees.

4.1 Fees.

(a) The Borrower agrees to pay, or cause to be paid, to each Lender (other than any Defaulting Lender), through the Administrative Agent, no later than five (5) Business Days following the last calendar day of each March, June, September and December and on the date on which the Commitments of all the Lenders shall be terminated as provided herein and thereafter on demand, a commitment fee (a “Commitment Fee”) equal to the Commitment Fee Rate multiplied by the average amount by which the Commitments (other than Commitments of a Defaulting Lenders) exceed the average daily balance of outstanding Loans during the Availability Period, including the stated amount of outstanding Letters of Credit during any fiscal quarter. All Commitment Fees shall be payable in Dollars and shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Commitment Fee due to each Lender shall commence to accrue on the Closing Date and shall cease to accrue on the date on which the last of the Commitments of such Lender shall be terminated as provided herein.

(b) The Borrower from time to time agrees to pay (i) to each Lender (other than any Defaulting Lender), through the Administrative Agent, no later than five (5) Business Days following the last calendar day of each March, June, September and December and on the date on which the Commitments shall be terminated as provided herein, a fee (an “L/C Participation Fee”) on such Lender’s Pro Rata Percentage of the daily aggregate Revolving L/C Exposure (excluding the portion thereof attributable to unreimbursed L/C Disbursements), during the preceding quarter (or shorter period commencing with the Closing Date or ending with the Final Maturity Date or the date on which the Commitments shall be terminated) at the rate per annum equal to the Applicable Margin for LIBOR Borrowings effective for each day in such period, it being agreed that, notwithstanding anything to the contrary in Section 1.03, in calculating the Dollar Equivalent amount of Alternate Currency Letters of Credit, the Administrative Agent may elect to employ the Spot Rate determined on the date such L/C Participation Fees are determined retroactively to each day for which such L/C Participation Fee is calculated and (ii) to each Letter of Credit Issuer, for its own account (x) no later than five (5) Business Days following the last calendar day of each March, June, September and December and the date on which the Commitments shall be terminated as provided herein, a fronting fee in respect of each Letter of Credit issued by such Letter of Credit Issuer for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit (computed at a rate equal to 0.125% per annum of the daily stated amount of such Letter of Credit), plus (y) in connection with the issuance, amendment or transfer of any such Letter of Credit or any L/C Disbursement thereunder, such Letter of Credit Issuer’s customary documentary and processing fees and charges (collectively, “Letter of Credit Issuer Fees”). All L/C Participation Fees and Letter of Credit Issuer Fees shall be payable in Dollars and shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

(c) The Borrower shall pay (or cause to be paid) in cash to the Administrative Agent, for its own account, the fees set forth in the Administrative Agent Fee Letter.

(d) All Fees with respect to which a payment date is not otherwise specified herein shall be payable quarterly in arrears no later than five (5) Business Days following the last calendar day of each March, June, September and December, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders, except that Letter of Credit Issuer Fees shall be paid directly to the applicable Letter of Credit Issuer. Once paid, none of the Fees shall be refundable under any circumstances.

(e) It is understood and agreed that the payment by the Borrower of the fees required by this Section 4.1 (on behalf of itself and/or any other Borrower) is permitted under the Credit Agreement without requiring use of any carve-out from any provision of Section 10.

(f) Notwithstanding the foregoing, the Borrower shall not be obligated to pay any amounts to any Defaulting Lender pursuant to this Section 4.1.

4.2 Termination and Reduction of Commitments.

(a) Unless previously terminated, the Commitments shall terminate on the Maturity Date.

(b) The Borrower may at any time terminate, or from time to time reduce, the Commitments; provided, that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 (or, if less, the remaining amount of the Commitments) and (ii) the Borrower shall not terminate or reduce the Commitments unless, after giving effect to any concurrent prepayment of the Loans in accordance with Section 5, the Availability Conditions will be satisfied and no Cash Dominion Period will be triggered as a result therefrom.

(c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided, that a notice of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or other transactions, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Pro Rata Percentage.

Section 5. Payments.

5.1 Voluntary Prepayments. The Borrowers shall have the right to prepay Loans, including Revolving Loans and Swingline Loans, without premium or penalty, in whole or in part from time to time on the following terms and conditions: (1) the Borrower shall give the Administrative Agent at the Administrative Agent’s Office written notice of its intent to make such prepayment, the amount of such prepayment and (in the case of LIBOR Loans) the specific Borrowing(s) pursuant to which made, which notice shall be given by the Borrower no later than 12:00 noon (New York City time) (i) in the case of LIBOR Loans, three Business Days prior to and (ii) in the case of ABR Loans, on the date of such prepayment and shall promptly be transmitted by the Administrative Agent to each of the Lenders; (2) each partial prepayment of (i) any Borrowing of LIBOR Loans shall be in a minimum amount of $5,000,000 and in multiples of $1,000,000 in excess thereof (or an amount that represents the entire remaining amount of such Borrowing or as otherwise reasonably agreed by the Administrative Agent) and (ii) any ABR Loans shall be in a minimum amount of $500,000 and in multiples of $100,000 in excess thereof (or an amount that represents the entire remaining amount of such Borrowing or as otherwise reasonably agreed by the Administrative Agent), provided that no partial prepayment of LIBOR Loans made pursuant to a single Borrowing shall reduce the outstanding LIBOR Loans made pursuant to such Borrowing to an amount less than the applicable Minimum Borrowing Amount for such LIBOR Loans , and (3) in the case of any prepayment of LIBOR Loans pursuant to this Section 5.1 on any day other than the last day of an Interest Period applicable thereto, the Borrower shall, promptly after receipt of a written request by any applicable Lender (which request shall set forth in reasonable detail the basis for requesting such amount), pay to the Administrative Agent for the account of such Lender any amounts required pursuant to Section 2.11. At the Borrower’s election in connection with any prepayment pursuant to this Section 5.1, such prepayment shall not be applied to any Revolving Loan of a Defaulting Lender.

5.2 Mandatory Prepayments.

(a) If at any time a U.K. Overadvance Amount exists (other than as a result of any Protective Advance), the U.K. Borrowers shall promptly, and in any event within five (5) Business Days, prepay the applicable Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 3.9), in an aggregate amount equal to such U.K. Overadvance Amount.

(b) If at any time a U.S. Overadvance Amount exists (other than as a result of any Protective Advance), the Borrower shall, promptly, and in any event within five (5) Business Days, prepay the applicable Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 3.9), in an amount equal to such U.S. Overadvance Amount.

(c) In the event and on such occasion that the Global Exposure exceeds the Global Line Cap, the relevant Borrowers shall prepay the Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 3.9) in an aggregate amount equal to such excess.

(d) In the event and on such occasion as the Revolving L/C Exposure exceeds the Letter of Credit Sublimit, the relevant Borrower shall deposit cash collateral in an account with the Administrative Agent pursuant to Section 3.9 in an amount equal to such excess.

(e) If as a result of changes in currency exchange rates, on any Revaluation Date, (i) the total U.K. Exposure exceeds the U.K. Line Cap, (ii) the Revolving L/C Exposure exceeds the Letter of Credit Sublimit or (iii) the Revolving L/C Exposure with respect to all Alternate Currency Letters of Credit exceeds $30,000,000, the relevant Borrower shall within 5 days of such Revaluation Date (A) prepay U.K. Loans or (B) deposit cash collateral in an account with the Administrative Agent pursuant to Section 3.9, in an aggregate amount such that the applicable exposure does not exceed the applicable commitment, sublimit or amount set forth above.

(f) Unless during a Cash Dominion Period, all mandatory prepayments shall be applied as follows: first, to the principal balance of the Loans subject to such mandatory prepayment until the same have been prepaid in full; and second, to cash collateralize all Letters of Credit plus any accrued and unpaid interest thereon (to be held and applied in accordance with Section 3.9 hereof).

(g) Application to Revolving Loans. With respect to each prepayment of Revolving Loans, the Borrower may designate the Types of Loans that are to be prepaid and the specific Borrowing(s) pursuant to which made; provided that (y) each prepayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; and (z) notwithstanding the provisions of the preceding clause (y), no prepayment of Revolving Loans shall be applied to the Revolving Loans of any Defaulting Lender unless otherwise agreed in writing by the Borrower. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.11.

5.3 Method and Place of Payment.

(a) Except as otherwise specifically provided herein, all payments under this Agreement shall be made by the Borrowers, without set-off, counterclaim or deduction of any kind, to the Administrative Agent for the ratable account of the Lenders entitled thereto (or, in the case of the Swingline Loans to the Swingline Lender) or the Letter of Credit Issuer entitled thereto, as the case may be, not later than 12:00 noon (New York City time), in each case, on the date when due and shall be made in immediately available funds at the Administrative Agent’s Office or at such other office as the Administrative Agent shall specify for such purpose by notice to the Borrower, (or, in the case of the Swingline Loans, at such office as the Swingline Lender shall specify for such purpose by notice to the Borrower) it being understood that written or facsimile notice by the Borrower to the Administrative Agent to make a payment from the funds in the Borrower’s account at the Administrative Agent’s Office shall constitute the making of such payment to the extent of such funds held in such account; provided that in connection with any prepayment resulting in the Termination Date, such payment shall instead be made by 5:00 p.m. (New York City time) on the Termination Date. All repayments or prepayments of any Loans (whether of principal, interest or otherwise) hereunder and all other payments under each Credit Document shall, unless otherwise specified in such Credit Document, be made in Dollars. The Administrative Agent will thereafter cause to be distributed on the same day (if payment was actually received by the Administrative Agent prior to 12:00 noon (New York City time) or, otherwise, on the next Business Day in the Administrative Agent’s sole discretion) like funds relating to the payment of principal or interest or Fees ratably to the Lenders entitled thereto.

(b) Any payments under this Agreement that are made later than 12:00 noon (New York City time) or, as applicable, 5:00 p.m. (New York City time) may be deemed to have been made on the next succeeding Business Day in the Administrative Agent’s sole discretion for purposes of calculating interest thereon (or, in the case of Swingline Loans, at the Swingline Lender’s sole discretion). Except as otherwise provided herein, whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

5.4 Net Payments.

(a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.

(i) A payment by or on account of any obligation of any Credit Party hereunder or under any other Credit Document shall, except to the extent required by any applicable Requirements of Law, be made free and clear of and without reduction or withholding for any Taxes.

(ii) If any Credit Party, the Administrative Agent or any other applicable Withholding Agent shall be required by applicable Requirements of Law to withhold or deduct any Taxes from any payment by or on account of any obligation of any Credit Party hereunder or under any other Credit Document, then (A) such Withholding Agent shall withhold or make such deductions as are reasonably determined by such Withholding Agent to be required by such Requirements of Law, (B) such Withholding Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by the applicable Credit Party shall be increased as necessary so that after any required withholding or deductions have been made (including withholding or deductions applicable to additional sums payable under this Section 5.4) each Lender (or, in the case of a payment to the Administrative Agent for its own account, the Administrative Agent) receives an amount equal to the sum it would have received had no such withholding or deductions been made.

(b) Payment of Other Taxes by the Borrower. Without limiting the provisions of clause (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Requirements of Law, or at the option of the Administrative Agent or any applicable Lender, timely reimburse the Administrative Agent or any Lender for the payment of any Other Taxes.

(c) Tax Indemnifications. Without limiting the provisions of clause (a) or (b) above, the Borrower shall indemnify the Administrative Agent and each Lender, and shall make payment in respect thereof within 15 days after receipt of written demand therefor, for the full amount of Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 5.4) payable or paid by the Administrative Agent or such Lender, as the case may be, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of any such payment or liability (along with a written statement setting forth in reasonable detail the basis and calculation of such amounts) delivered to the Borrower by a Lender acting reasonably and in good faith, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. If the Borrower reasonably believes that any such Indemnified Taxes or Other Taxes were not correctly or legally asserted, the Administrative Agent and/or each affected Lender will use reasonable efforts to cooperate with the Borrower in pursuing a refund of such Indemnified Taxes or Other Taxes so long as such efforts would not, in the sole determination of the Administrative Agent or affected Lender, result in any additional costs, expenses or risks or be otherwise disadvantageous to it.

(d) Evidence of Payments. After any payment of Taxes by any Credit Party or the Administrative Agent to a Governmental Authority as provided in this Section 5.4, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Requirements of Law to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be.

(e) Status of Lenders and Tax Documentation.

(i) Each Lender shall deliver to the Borrower and to the Administrative Agent, at such time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Requirements of Law or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit the Borrower or the Administrative Agent, as the case may be, to determine (A) whether or not any payments made hereunder or under any other Credit Document are subject to Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of any payments to be made to such Lender by any Credit Party pursuant to any Credit Document or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdiction. Any documentation and information required to be delivered by a Lender pursuant to this Section 5.4(e) (including any specific documentation set forth in subsection (ii) below) shall be delivered by such Lender (i) on or prior to the Closing Date (or on or prior to the date it becomes a party to this Agreement), (ii) on or before any date on which such documentation expires or becomes obsolete or invalid, (iii) after the occurrence of any change in the Lender’s circumstances requiring a change in the most recent documentation previously delivered by it to the Borrower and the Administrative Agent, and (iv) from time to time thereafter if reasonably requested by the Borrower or the Administrative Agent, and each such Lender shall promptly notify in writing the Borrower and the Administrative Agent if such Lender is no longer legally eligible to provide any documentation previously provided. For the purposes of this section, the term “Lender” includes the Letter of Credit Issuer and each Swingline Lender.

(ii) Without limiting the generality of the foregoing:

(A) any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code (a “U.S. Lender”) shall deliver to the Borrower and the Administrative Agent executed originals of Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable laws or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent, as the case may be, to determine whether or not such Lender is subject to backup withholding tax or information reporting requirements;

(B) each Non-U.S. Lender that is entitled under the Code or any applicable treaty to an exemption from or reduction of U.S. federal withholding tax with respect to any payments hereunder or under any other Credit Document shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) whichever of the following is applicable:

(1) executed originals of Internal Revenue Service Form W-8BEN or Form W-8BEN-E (or any applicable successor form) claiming eligibility for benefits of an income tax treaty to which the United States is a party;

(2) executed originals of Internal Revenue Service Form W-8ECI (or any successor form thereto);

(3) in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate, substantially in the form of Exhibit J-1, J-2, J-3 or J-4, as applicable, (a “Non-Bank Tax Certificate”), to the effect that such Non-U.S. Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and that no payments under any Credit Document are effectively connected with such Non-U.S. Lender’s conduct of a United States trade or business and (y) executed originals of Internal Revenue Service Form W-8BEN or Form W-8BEN-E (or any applicable successor form);

(4) where such Lender is a partnership (for U.S. federal income tax purposes) or otherwise not a beneficial owner (e.g., where such Lender has sold a participation), Internal Revenue Service Form W-8IMY (or any successor thereto) and all required supporting documentation (including, where one or more of the underlying beneficial owner(s) is claiming the benefits of the portfolio interest exemption, a Non-Bank Tax Certificate of such beneficial owner(s)) (provided that, if the Non-U.S. Lender is a partnership and not a participating Lender, the Non-Bank Tax Certificate(s) may be provided by the Non-U.S. Lender on behalf of the direct or indirect partner(s)); or

(5) executed originals of any other form prescribed by applicable laws as a basis for claiming exemption from or a reduction in United States federal withholding tax together with such supplementary documentation as may be prescribed by applicable laws to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made;

(C) if a payment made to a Lender under any Credit Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA, to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (B), “FATCA” shall include any amendments made to FATCA after the date of this Agreement; and

(D) if the Administrative Agent is a “United States person” (as defined in Section 7701(a)(30) of the Code), it shall provide the Borrower with two duly completed original copies of Internal Revenue Service Form W-9. If the Administrative Agent is not a “United States person” (as defined in Section 7701(a)(30) of the Code), it shall provide an applicable Form W-8 (together with required accompanying documentation) with respect to payments to be received by it on behalf of the Lenders.

(iii) Notwithstanding anything to the contrary in this Section 5.4, no Lender shall be required to deliver any documentation that it is not legally eligible to deliver.

(iv) Each Lender hereby authorizes the Administrative Agent to deliver to the Credit Parties and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to this Section 5.4(e).

(f) Treatment of Certain Refunds. If the Administrative Agent or any Lender determines, in its sole reasonable discretion exercised in good faith, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by any Credit Party or with respect to which any Credit Party has paid additional amounts pursuant to this Section 5.4, the Administrative Agent or such Lender (as applicable) shall promptly pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Credit Parties under this Section 5.4 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) reasonably incurred by the Administrative Agent or such Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower, upon the request of the Administrative Agent or such Lender, shall repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. In such event, the Administrative Agent or such Lender, as the case may be, shall, at the Borrower’s request, provide the Borrower with a copy of any notice of assessment or other evidence of the requirement to repay such refund received from the relevant taxing authority (provided that the Administrative Agent or such Lender may delete any information therein that it deems confidential). Notwithstanding anything to the contrary in this clause (f), in no event will the Administrative Agent or any Lender be required to pay any amount to an indemnifying party pursuant to this clause (f) the payment of which would place the Administrative Agent or any Lender in a less favorable net after-Tax position than the Administrative Agent or any Lender would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This clause (f) shall not be construed to require the Administrative Agent or any Lender to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to any Credit Party or any other Person.

(g) Without limiting the generality of the above:

(1) Each Lender shall opposite its name in Schedule 1.1(b), confirm to the U.K. Borrowers and the Administrative Agent whether it is a Qualifying Lender as of the date of this Agreement and if so, which category of Qualifying Lender it falls into. Each Lender which becomes a party to a Credit Document after the date of this Agreement shall indicate in the Assignment and Acceptance which it executes on becoming a party to this Agreement, for the benefit of the Administrative Agent and the U.K. Borrowers, whether it is a Qualifying Lender and, if so, which category of Qualifying Lender it falls into. If an assignee fails to indicate its status in accordance with this Section 5.4(g) then such assignee shall be treated for the purpose of this Agreement as if it is not a Qualifying Lender until such time as it notifies the Administrative Agent which category applies (and the Administrative Agent, upon receipt of such notification, shall inform the U.K. Borrowers). For the avoidance of doubt, an Assignment and Acceptance shall not be invalidated by any failure of an assignee to comply with this Section 5.4(g)(1).

(2) Subject to (3) below, each Lender and the U.K. Borrowers shall cooperate in completing as soon as reasonably possible any procedural formalities necessary to obtain authorization for each U.K. Borrower to make payments of interest under the Credit Documents without withholding or deduction or subject to a reduced rate of withholding or deduction for Taxes imposed under the laws of the United Kingdom and maintaining that authorization where an authorization expires or ceases to have effect.

(3) (i) A Lender on the day on which this Agreement is entered into that holds a passport under the HMRC DT Treaty Passport scheme and wishes such scheme to apply to this Agreement shall notify the U.K. Borrowers to that effect by confirming its scheme reference number and its jurisdiction of tax residence opposite its name in Schedule 1.1(b); and (ii) a Lender which becomes a Lender after the day on which this Agreement is entered into that holds a passport under the HMRC DT Treaty Passport scheme and wishes such scheme to apply to this Agreement, shall notify the U.K. Borrowers to that effect by confirming its scheme reference number and its jurisdiction of tax residence in the Assignment and Acceptance it executes to become a Lender. A Treaty Lender shall be deemed to have satisfied the requirements of Section 5.4(e) in respect of withholding Tax imposed by the United Kingdom if it has confirmed its scheme reference number and jurisdiction of tax residence in accordance with this Section 5.4(g)(3), for so long as such scheme reference number remains valid.

(4) If a Lender has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with paragraph (g) (C) above, each U.K. Borrower shall duly complete and file HMRC form DTTP2 with HM Revenue & Customs within 30 days of the date of this Agreement in respect of a Lender falling within Section 2.15 (g)(C)(i) and within 30 days of the date of a Lender falling within Section 5.4(g)(3) (ii) becoming a Lender under this Agreement (a “Borrower DTTP Filing”) with respect to such Lender, and shall promptly provide such Lender with a copy of such filing; provided that, if

(i) the U.K. Borrower making a payment to such Lender has not made a Borrower DTTP Filing in respect of such Lender; or

(ii) the U.K. Borrower making a payment to such Lender has made a Borrower DTTP Filing in respect of such Lender but either such Borrower DTTP Filing has been rejected by HM Revenue and Customs or HM Revenue and Customs has not given the U.K. Borrower authority to make payments to such Lender without a deduction for United Kingdom Taxes within 60 days of the date of such Borrower DTTP Filing;

and, in each such case, the U.K. Borrower has notified that Lender in writing of either such circumstance, then such Lender and U.K. Borrower shall cooperate in completing any additional procedural formalities necessary in an effort to obtain authorization as soon as reasonably possible for the U.K. Borrower to make that payment without withholding or deduction for Taxes imposed under the laws of the United Kingdom.

(5) If a Lender has not confirmed its scheme reference number and jurisdiction of tax residence in accordance with Section 5.4(g)(3) above, no U.K. Borrower shall make a DTTP Filing or file any other form relating to the HMRC DT Treaty Passport scheme in respect of that Lender’s participation in any Loan unless the Lender agrees.

(6) Each Lender shall notify the Administrative Agent if it determines that it has ceased to be a Qualifying Lender and the Administrative Agent shall deliver such notification to each U.K. Borrower.

(7) A Lender on the day on which this Agreement is entered into which indicates in Schedule 1.1(b) that it is a Qualifying Lender solely by virtue of limb (a)(ii) of the definition of Qualifying Lender gives a Tax Confirmation by entering into this Agreement.

(8) A Lender which gives a Tax Confirmation shall promptly notify the Administrative Agent if there is any change in the position to that set out in the Tax Confirmation and the Administrative Agent shall deliver such notification to the U.K. Borrowers

The provisions of this Section 5.4(g), as they apply to any U.K. Borrower, shall not apply to CGHL.

(h)

(1) All amounts expressed to be payable under a Credit Document by any party to any Lender, Administrative Agent or Collateral Agent (a “Finance Party”) which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to paragraph (B) below, if VAT is or becomes chargeable on any supply made by any Finance Party to any party under a Credit Document and such Finance Party is required to account to the relevant tax authority for the VAT, that party must pay to such Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT (and such Finance Party must promptly provide an appropriate VAT invoice to that party).

(2) If VAT is or becomes chargeable on any supply made by any Finance Party (the “Supplier”) to any other Finance Party (the “Recipient”) under a Credit Document, and any party other than the Recipient (the “Relevant Party”) is required by the terms of any Credit Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration):

i. (where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this paragraph (i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT chargeable on that supply; and

ii. (where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.

(C) Where a Credit Document requires any party to reimburse or indemnify a Finance Party for any cost or expense, that party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.

(D) Any reference in this Section 2.15(j) to any party shall, at any time when such party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the representative member of such group at such time (the term “representative member” to have the same meaning as in the Value Added Tax Act 1994) or to any substantially similar concept under any equivalent legislation in any other jurisdiction, as appropriate.

(E) In relation to any supply made by a Finance Party to any party under a Credit Document, if reasonably requested by such Finance Party, that party must promptly provide such Finance Party with details of that party’s VAT registration and such other information as is reasonably requested in connection with such Finance Party’s VAT reporting requirements in relation to such supply;

(i) For the avoidance of doubt, for purposes of this Section 5.4, the term “Lender” includes any Letter of Credit Issuer and any Swingline Lender and the term “Requirements of Law” includes FATCA.

(j) Each party’s obligations under this Section 5.4 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under the Credit Documents.

5.5 Computations of Interest and Fees.

(a) All computations of interest for ABR Loans (including ABR Loans determined by reference to the LIBOR Rate) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year).

(b) Fees and the average daily stated amount of Letters of Credit shall be calculated on the basis of a 360-day year for the actual days elapsed.

5.6 Limit on Rate of Interest.

(a) No Payment Shall Exceed Lawful Rate. Notwithstanding any other term of this Agreement, the Borrowers shall not be obliged to pay any interest or other amounts under or in connection with this Agreement or otherwise in respect of the Obligations in excess of the amount or rate permitted under or consistent with any applicable law, rule or regulation.

(b) Payment at Highest Lawful Rate. If the Borrowers are not obliged to make a payment that it would otherwise be required to make, as a result of Section 5.6(a), the Borrowers shall make such payment to the maximum extent permitted by or consistent with applicable laws, rules, and regulations.

(c) Adjustment if Any Payment Exceeds Lawful Rate. If any provision of this Agreement or any of the other Credit Documents would obligate a Borrower to make any payment of interest or other amount payable to any Lender in an amount or calculated at a rate that would be prohibited by any applicable law, rule or regulation, then notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law, such adjustment to be effected, to the extent necessary, by reducing the amount or rate of interest required to be paid by such Borrower to the affected Lender under Section 2.8; provided that to the extent lawful, the interest or other amounts that would have been payable but were not payable as a result of the operation of this Section shall be cumulated and the interest payable to such Lender in respect of other Loans or periods shall be increased (but not above the maximum rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender.

Notwithstanding the foregoing, and after giving effect to all adjustments contemplated thereby, if any Lender shall have received from a Borrower an amount in excess of the maximum permitted by any applicable law, rule or regulation, then such Borrower shall be entitled, by notice in writing to the Administrative Agent, to obtain reimbursement from that Lender in an amount equal to such excess, and pending such reimbursement, such amount shall be deemed to be an amount payable by that Lender to such Borrower.

Section 6. Conditions to all Extensions of Credit. On the date of each Borrowing and on the date of each issuance, amendment, extension or renewal of a Letter of Credit (in each case, unless waived by the Required Lenders):

(a) The Administrative Agent shall have received, in the case of a Borrowing, a Notice of Borrowing as required by Section 2.3 or, in the case of the issuance of a Letter of Credit, the applicable Letter of Credit Issuer and the Administrative Agent shall have received a notice requesting the issuance of such Letter of Credit as required by Section 3.

(b) The representations and warranties set forth in the Credit Documents shall be true and correct in all material respects as of such date (other than an amendment, extension or renewal of a Letter of Credit without any increase in the stated amount of such Letter of Credit), as applicable, with the same effect as though made on and as of such date, except (i) to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) or (ii) to the extent qualified by or subject to a “material adverse effect” or similar term or qualification, in which case such representations and warranties shall be true and correct in all respects.

(c) At the time of and immediately after such Borrowing or issuance, amendment, extension or renewal of a Letter of Credit (other than an amendment, extension or renewal of a Letter of Credit without any increase in the stated amount of such Letter of Credit), as applicable, no Event of Default or Default shall have occurred and be continuing.

(d) After giving effect to (i) any Borrowing of U.S. Loans or the issuance (or deemed issuance, as may be applicable), amendment, extension or renewal of any Letter of Credit for the account of any U.S. Borrower, clauses (a) and (b) of the Availability Conditions shall be satisfied and (ii) any Borrowing of U.K. Loans or the issuance (or deemed issuance, as may be applicable), amendment, extension or renewal of any Letter of Credit for the account of any U.K. Borrower, clauses (a) and (c) of the Availability Conditions shall be satisfied.

Each such Borrowing and each issuance, amendment, extension or renewal of a Letter of Credit shall be deemed to constitute a representation and warranty by the Credit Parties on the date of such Borrowing, issuance, amendment, extension or renewal as applicable, as to the applicable matters specified in paragraphs (b), (c) and (d) of this Section 6.

Section 7. [Reserved].

Section 8. Representations and Warranties.

In order to induce the Lenders to enter into this Agreement and to make the Loans and issue or participate in Letters of Credit as provided for herein, Holdings (solely with respect to Sections 8.1, 8.2, 8.3, 8.6, 8.10 and 8.20) and the Borrower make the following representations and warranties to the Lenders, all of which shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit (it being understood that the following representations and warranties shall be deemed made with respect to Holdings, the Borrower or any Foreign Subsidiary only to the extent relevant under applicable law) and the making of the Loans.

8.1 Corporate Status. (i) Each Credit Party (a) is a duly organized (or incorporated) and validly existing corporation, limited liability company or other entity in good standing (if applicable) under the laws of the jurisdiction of its organization and has the corporate, limited liability company or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (b) has duly qualified and is authorized to do business and is in good standing (if applicable) in all jurisdictions where it is required to be so qualified, except where the failure to be so qualified would not reasonably be expected to result in a Material Adverse Effect, and (ii) for the purposes of Regulation (EU) 2015/848 of 20 May 2015 on insolvency proceedings (recast) (the “Regulation”), each U.K. Borrower’s centre of main interest (as that term is used in Article 3(1) of the Regulation) is situated in the jurisdiction under the laws of which it is organized or incorporated (as the case may be) as at the date of this Agreement.

8.2 Corporate Power and Authority. Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Credit Documents to which it is a party. Each Credit Party has duly executed and delivered each Credit Document to which it is a party and, subject to the Legal Reservations and Perfection Requirements, each such Credit Document constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms.

8.3 No Violation. Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party nor compliance with the terms and provisions thereof nor the consummation of the Transactions and the other transactions contemplated hereby or thereby will (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, other than any such contravention that would not reasonably be expected to result in a Material Adverse Effect, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents or Permitted Liens) pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Credit Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound (any such term, covenant, condition or provision, a “Contractual Requirement”) other than any such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by-laws, articles or other organizational documents of such Credit Party or any of the Restricted Subsidiaries (after giving effect to the Transactions).

8.4 Litigation. There are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened in writing against the Borrower or any of the Restricted Subsidiaries that would reasonably be expected to be determined adversely and, if so, to result in a Material Adverse Effect.

8.5 Margin Regulations. Neither the making of any Loan hereunder nor the use of the proceeds thereof will violate the provisions of Regulation T, U or X of the Board.

8.6 Governmental Approvals. The execution, delivery and performance of each Credit Document does not require any consent or approval of, registration or filing with, or other action by, any Governmental Authority, except for (i) such as have been obtained or made and are in full force and effect, (ii) those contemplated by the Perfection Requirements in respect of the Liens created pursuant to the Security Documents (and to release existing Liens), and (iii) such licenses, approvals, authorizations, registrations, filings or consents the failure of which to obtain or make would not reasonably be expected to result in a Material Adverse Effect.

8.7 Investment Company Act. None of the Borrowers or any other Restricted Subsidiary is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended.

8.8 True and Complete Disclosure.

(a) None of the written factual information and written data (taken as a whole) furnished by or on behalf of Holdings or the Borrower or any of their respective authorized representatives to the Administrative Agent, any Joint Lead Arranger and Bookrunner, and/or any Initial Lender on or before the Closing Date (including all such written information and data contained in the Credit Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein contained any untrue statement of any material fact or omitted to state any material fact necessary to make such information and data (taken as a whole) not materially misleading at such time in light of the circumstances under which such information or data was furnished (after giving effect to all supplements and updates), it being understood and agreed that for the purposes of this Section 8.8(a), such factual information and data shall not include pro forma financial information, projections, estimates (including financial estimates, forecasts, and other forward-looking information) or other forward looking information and information of a general economic or general industry nature.

8.9 Financial Condition; Financial Statements.

(a) (i) The unaudited historical consolidated financial information of the Borrower as provided to the Administrative Agent on or before the Closing Date and (ii) the Historical Financial Statements, in each case present fairly in all material respects the consolidated financial position of the Borrower at the respective dates of said information, statements and results of operations for the respective periods covered thereby. The financial statements referred to in clause (a)(ii) of this Section 8.9 have been prepared in accordance with GAAP consistently applied except to the extent provided in the notes to said financial statements.

(b) There has been no Material Adverse Effect since the Closing Date.

Each Lender and the Administrative Agent hereby acknowledges and agrees that the Borrower and its Subsidiaries may be required to restate historical financial statements as the result of the implementation of changes in GAAP or IFRS, or the respective interpretation thereof, and that such restatements will not result in a Default or an Event of Default under the Credit Documents.

8.10 Compliance with Laws. Each Credit Party is in compliance with all Requirements of Law applicable to it or its property, except where the failure to be so in compliance would not reasonably be expected to result in a Material Adverse Effect.

8.11 Tax Matters. Except as would not reasonably be expected to have a Material Adverse Effect, (a) the Borrower and each of the other Restricted Subsidiaries has filed all Tax returns required to be filed by it and has timely paid all Taxes payable by it (whether or not shown on a Tax return and including in its capacity as withholding agent) that have become due, other than those being contested in good faith and by proper proceedings if it has maintained adequate reserves (in the good faith judgment of management of the Borrower or such Restricted Subsidiary, as applicable) with respect thereto in accordance with GAAP and (b) the Borrower and each of the Restricted Subsidiaries has paid, or has provided adequate reserves (in the good faith judgment of management of the Borrower or such Restricted Subsidiary, as applicable) in accordance with GAAP for the payment of all Taxes not yet due and payable, and (c) there is no current or proposed Tax assessment, deficiency or other claim with respect to Taxes against the Borrower or any Restricted Subsidiary.

8.12 Compliance with ERISA.

(a) Except as would not reasonably be expected to have a Material Adverse Effect, no ERISA Event has occurred or is reasonably expected to occur.

(b) Except as would not reasonably be expected to have a Material Adverse Effect, no Foreign Plan Event has occurred or is reasonably expected to occur.

(c) No U.K. Borrower (other than CGHL) is or has at any time been (i) an employer (for the purposes of sections 38 to 51 of the Pensions Act 2004 (UK)) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pensions Schemes Act 1993 (UK)) or (ii) “connected” with or an “associate” of (as those terms are defined in sections 38 or 43 of the Pensions Act 2004 (UK)) such an employer, except in each case, where noncompliance could not reasonably be expected to have a Material Adverse Effect.

8.13 Subsidiaries. Schedule 8.13 lists each Subsidiary of Holdings and the Borrower (and the direct and indirect ownership interest of Holdings and the Borrower therein), in each case, existing on the Closing Date after giving effect to the Transactions.

8.14 Intellectual Property. Each of the Borrower and the other Restricted Subsidiaries owns or has the right to use all Intellectual Property that is used in or otherwise necessary for the operation of their respective businesses in the United States as currently conducted, except where the failure to own or have a right to use such Intellectual Property would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower, the operation of their respective businesses by each of the Borrower and the other Restricted Subsidiaries does not infringe upon, misappropriate, violate or otherwise conflict with the Intellectual Property of any third party, except as would not reasonably be expected to have a Material Adverse Effect.

8.15 Environmental Laws.

(a) Except as would not reasonably be expected to have a Material Adverse Effect: (i) each of the Borrower and the Restricted Subsidiaries and their respective operations are in compliance with Environmental Laws; (ii) none of the Borrower or any Restricted Subsidiary has received written notice of any Environmental Claim; (iii) none of the Borrower or any Restricted Subsidiary is conducting any investigation, removal, remedial or other corrective action pursuant to any Environmental Law at any location; and (iv) to the knowledge of the Borrower, no underground or above ground storage tank or related piping, or any impoundment or other disposal area containing Hazardous Materials is located at, on or under any Real Estate currently owned or operated by the Borrower or any of the Restricted Subsidiaries.

(b) None of the Borrower or any of the Restricted Subsidiaries has treated, stored, transported, Released or arranged for disposal or transport for disposal or treatment of Hazardous Materials at, on, under or from any currently or formerly owned or operated property nor, to the knowledge of the Borrower, has there been any other Release of Hazardous Materials at, on, under or from any such properties, in each case in a manner that would reasonably be expected to have a Material Adverse Effect.

8.16 Properties. Each of the Borrower and the Restricted Subsidiaries has good and valid record title to, valid leasehold interests in, or rights to use, all properties that are necessary for the operation of their respective businesses as currently conducted and as proposed to be conducted, free and clear of all Liens (other than any Liens permitted by this Agreement) and except where the failure to have such title, interest or rights would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

8.17 Solvency. On the Closing Date (after giving effect to the Transactions, including the making of the Term Loans) immediately following the making of the Loans and after giving effect to the application of the proceeds of such Loans, the Borrower on a consolidated basis with the Restricted Subsidiaries will be Solvent.

8.18 Patriot Act. On the Closing Date, the use of proceeds of the Loans will not violate the Patriot Act in any material respect.

8.19 Sanctions; FCPA. In each case, except as would not reasonably be expected to have a Material Adverse Effect:

(a) the Borrower will not directly, or knowingly indirectly, use the proceeds of the Loans for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, in each case, in a manner that would result in the violation of any Sanctions applicable to any party hereto;

(b) each of the Borrower and its Restricted Subsidiaries are in compliance with (i) Sanctions and (ii) the United States Foreign Corrupt Practices Act of 1977, as amended; and

(c) none of the Borrower or any of its Restricted Subsidiaries or any director or officer thereof, is a Sanctioned Person.

8.20 Security Interests in Collateral. Each Security Document listed on Schedule 1.1(c) and each Security Document delivered pursuant to Section 9.11, 9.12, 9.14 or 9.17 will upon execution and delivery thereof, subject to the Legal Reservations and the Perfection Requirements, be effective to create legal, valid and enforceable Liens on all of the Collateral described therein to the extent intended to be created thereby in favor of the Collateral Agent (or any designee or trustee on its behalf), for the benefit of itself and the other Secured Parties, and to secure the Obligations intended to be secured thereby and, subject to the Perfection Requirements, such Liens will constitute perfected Liens (with the priority such Liens are expressed to have within the relevant Security Document), in each case as and to the extent set forth therein. Notwithstanding anything in this Agreement (including this Section 8.20) or in any other Credit Document to the contrary, none of Holdings, the Borrower or any other Credit Party makes any representation or warranty as to the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest to the extent such pledge, security interest, perfection or priority is not required pursuant to the terms hereof or of the applicable Security Documents.

8.21 EEA Financial Institutions. No Credit Party is an EEA Financial Institution.

8.22 Eligible Accounts. As to each Account that is identified by the Borrower as an Eligible Concession Account in a Borrowing Base Certificate submitted to the Administrative Agent, such Account is (a) a bona fide existing payment obligation of the applicable Account Debtor created by the sale and delivery of Inventory or the rendition of services to such Account Debtor in the ordinary course of the Borrower’s business, and (b) not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Administrative Agent-discretionary criteria) set forth in the definition of Eligible Concession Accounts.

8.23 Eligible Inventory. As to each item of Inventory that is identified by the Borrower as Eligible Inventory, Eligible In Transit Inventory or Eligible Inventory consisting of work-in-process in a Borrowing Base Certificate submitted to the Administrative Agent, such Inventory is (a) of good and merchantable quality, free from known defects, and (b) not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Administrative Agent -discretionary criteria) set forth in the definition of Eligible Inventory (or in the case of Eligible In Transit Inventory or Eligible Concession Inventory, after giving effect to any exclusions therefrom specified in the definition of Eligible In Transit Inventory or Eligible Concession Inventory).

8.24 Centre of Main Interests and Establishments. For the purposes of the Regulation, its centre of main interest (as that term is used in Article 3(1) of the Regulation) is situated in the jurisdiction under whose laws that Loan Party is incorporated as at the date of this Agreement.

Section 9. Affirmative Covenants.

The Borrower hereby covenants and agrees that on the Closing Date and thereafter, until the Termination Date:

9.1 Information Covenants. The Borrower will furnish to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice):

(a) Annual Financial Statements. As soon as available and in any event within five Business Days after the date on which such financial statements are required to be filed with the SEC (after giving effect to any permitted extensions) (or, if such financial statements are not required to be filed with the SEC, on or before the date that is 90 days after the end of each fiscal year), the consolidated balance sheets of the Borrower and the Restricted Subsidiaries as at the end of each fiscal year, and the related consolidated income statements and cash flows for such fiscal year, setting forth comparative consolidated figures for the preceding fiscal years, all in reasonable detail and prepared in accordance with GAAP and accompanied by customary management’s discussion and analysis (consistent with past practice), and, in each case, certified by independent certified public accountants of recognized national standing whose opinion shall not be qualified as to the scope of audit or as to the status of the Borrower or any of the Material Subsidiaries (or group of Subsidiaries that together would constitute a Material Subsidiary) as a going concern (other than any qualification, that is expressly solely with respect to, or expressly resulting solely from, (i) an upcoming maturity date under any Indebtedness, (ii) any actual or potential inability to satisfy a financial maintenance covenant at such time or on a future date or in a future period or (iii) the activities, operations, financial results, assets or liabilities of any Unrestricted Subsidiary).

(b) Quarterly Financial Statements. As soon as available and in any event within five Business Days after the date on which such financial statements are required to be filed with the SEC (after giving effect to any permitted extensions) with respect to each of the first three quarterly accounting periods in each fiscal year of the Borrower (or, if such financial statements are not required to be filed with the SEC, on or before the date that is 45 days after the end of each such quarterly accounting period), the consolidated balance sheets of the Borrower and the Restricted Subsidiaries as at the end of such quarterly period and the related consolidated income statements for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, and the related consolidated statement of cash flows for the elapsed portion of the fiscal year ended with the last day of the applicable quarterly period, setting forth comparative consolidated figures for the related periods in the prior fiscal year or, in the case of such consolidated balance sheet, for the last day of the related period in the prior fiscal year and accompanied by customary management’s discussion and analysis (consistent with past practice), all of which shall be certified by an Authorized Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations and cash flows of the Borrower and the Restricted Subsidiaries in accordance with GAAP (except as noted therein), subject to changes resulting from normal year-end adjustments and the absence of footnotes.

(c) Unrestricted Subsidiaries. With each set of consolidated financial statements referred to in Sections 9.1(a) and 9.1(b) above, supplemental financial information necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements.

(d) Officer’s Certificates. Not later than five Business Days after the delivery of the financial statements provided for in Sections 9.1(a) and (b), (A) a certificate of an Authorized Officer of the Borrower to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, as the case may be, which certificate shall set forth a specification of any change in the identity of the Restricted Subsidiaries and Unrestricted Subsidiaries as at the end of such fiscal year or period, as the case may be, from the Restricted Subsidiaries and Unrestricted Subsidiaries, respectively, provided to the Lenders on the Closing Date or the most recent fiscal year or period, as the case may be and (B) setting forth the Designated Fixed Charge Coverage Ratio (whether or not a Covenant Trigger Period is then continuing) and, to the extent then applicable, compliance with the provisions of Section 10.7. Not later than five Business Days after the delivery of the financial statements provided for in Section 9.1(a), a certificate of an Authorized Officer of the Borrower setting forth changes to the legal name, jurisdiction of formation, type of entity and organizational number (or equivalent) to the Person organized (or incorporated) in a jurisdiction where an organizational identification number is required to be included in a Uniform Commercial Code financing statement, in each case for each Credit Party or confirming that there has been no change in such information since the Closing Date or the date of the most recent certificate delivered pursuant to this clause (d), as the case may be.

(e) Notice of Default or Litigation. Promptly after an Authorized Officer of the Borrower or any of the Restricted Subsidiaries obtains knowledge thereof, notice of (i) the existence of any event that constitutes a Default or Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto and (ii) any litigation or governmental proceeding pending against the Borrower or any of the Restricted Subsidiaries that would reasonably be expected to be determined adversely and, if so determined, to result in a Material Adverse Effect.

(f) Environmental Matters. Promptly after an Authorized Officer of the Borrower or any of the Restricted Subsidiaries obtains knowledge of any one or more of the following environmental matters, unless such environmental matters would not reasonably be expected to result in a Material Adverse Effect, notice of:

(i) any pending or threatened Environmental Claim against any Credit Party or any Real Estate; and

(ii) the conduct of any investigation, or any removal, remedial or other corrective action in response to the actual or alleged presence, Release or threatened Release of any Hazardous Material on, at, under or from any Real Estate.

All such notices shall describe in reasonable detail the nature of the claim, investigation or removal, remedial or other corrective action in response thereto. The term “Real Estate” shall mean land, buildings, facilities and improvements owned or leased by any Credit Party.

(g) [reserved].

(h) [reserved]

(i) Other Information. Promptly upon filing thereof, copies of any filings (including on Form 10-K, 10-Q or 8-K) or registration statements (other than drafts of pre-effective versions of registration statements) with, and reports to, the SEC or any analogous Governmental Authority in any relevant jurisdiction by the Borrower or any of the Restricted Subsidiaries (other than amendments to any registration statement (to the extent such registration statement, in the form it becomes effective, is delivered to the Administrative Agent), exhibits to any registration statement and, if applicable, any registration statements on Form S-8) and copies of all financial statements, proxy statements, notices, and reports that the Borrower or any of the Restricted Subsidiaries shall send to the holders of any publicly issued debt of the Borrower and/or any of the Restricted Subsidiaries, in their capacity as such holders, lenders or agents (in each case to the extent not theretofore delivered to the Administrative Agent pursuant to this Agreement) and, with reasonable promptness, such other information (financial or otherwise) as the Administrative Agent on its own behalf or on behalf of any Lender (acting through the Administrative Agent) may reasonably request in writing from time to time; provided that none of the Borrower nor any Restricted Subsidiary will be required to disclose or permit the inspection or discussion of any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective contractors) is prohibited by law, or any binding agreement, (iii) that is subject to attorney client or similar privilege or constitutes attorney work product or (iv) that is otherwise subject to Section 13.16 or the limitations set forth in Section 9.2.

(j) Borrowing Base Certificate. On or prior to the 20th Business Day following the end of the previous fiscal month beginning with the first fiscal month ending after the Closing Date, a Borrowing Base Certificate as of the close of business on the last day of the immediately preceding fiscal month, substantially in the form of Exhibit L hereto; provided that the Borrower may elect to deliver the Borrowing Base Certificate on a more frequent basis but if such election is exercised, it must be continued until the date that is 30 days after the date of such election (with a frequency equal to that of the initial additional Borrowing Base Certificate delivered by the Borrower for such period); provided, further, that during a Cash Dominion Period, a Borrowing Base Certificate must be delivered on the Friday following the end of each fiscal week; provided further that if Holdings, any of the Borrowers or any of their Subsidiaries (i) disposes of more than $10,000,000 of assets comprising the Borrowing Base to a non- Credit Party in a transaction permitted by Section 10.4 hereof or (ii) designates as an Unrestricted Subsidiary an entity with assets comprising the Borrowing Base in excess of $10,000,000, then in each case, the Borrower shall promptly deliver to the Administrative Agent an updated Borrowing Base Certificate, on a Pro Forma Basis for such disposition or designation. Each Borrowing Base Certificate shall be certified on behalf of the Borrowers by a Responsible Officer of the Borrower, setting forth the Borrowing Base, as at the end of such fiscal month (or each week during a Cash Dominion Period), in each case, accompanied by such supporting detail and documentation as shall be requested by the Administrative Agent in its reasonable discretion.

(k) ABL Priority Collateral Reports. The Credit Parties, at their own expense, shall cause not less than (a) one (1) cycle count for each distribution center, warehouse, shipping center, plant, factory or other similar location of the U.S. Borrowers (which for the avoidance of doubt excludes retail stores), in each case, to the extent any such location contains assets included in the calculation of the Borrowing

Base at such time, to be conducted during each such Fiscal Year of the Credit Parties, and (b) one (1) physical inventory for each retail store location of the U.S. Borrowers to be conducted during each such Fiscal Year of the U.S. Borrowers, in each case, conducted by the U.S. Borrowers and following such methodology as is consistent with the methodology used in the immediately preceding inventory or as otherwise may be reasonably satisfactory to the Administrative Agent. The U.S. Borrowers, within 30 days following the completion of such inventory, shall provide the Administrative Agent with a reconciliation of the results of such inventory (as well as of any other physical inventory undertaken by a U.S. Borrower) and shall post such results to the U.S. Borrowers’ stock ledgers and general ledgers, as applicable. The U.K. Borrowers shall conduct at least one “cycle count” each year in a manner consistent with past practice.

Notwithstanding the foregoing, the obligations in clauses (a) and (b) of this Section 9.1 may be satisfied with respect to financial information of the Borrower and the Restricted Subsidiaries by furnishing (A) the applicable financial statements of any Parent Entity of the Borrower or (B) the Borrower’s (or any Parent Entity thereof), as applicable, Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, with respect to each of subclauses (A) and (B) of this paragraph, to the extent such information relates to a parent of the Borrower, such information is accompanied by consolidating or other information that explains in reasonable detail the differences between the information relating to such Parent Entity, on the one hand, and the information relating to the Borrower and the Restricted Subsidiaries on a standalone basis, on the other hand.

Documents required to be delivered pursuant to clauses (a), (b), (g) and (i) of this Section 9.1 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the earliest date on which (i) the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet; (ii) such documents are posted on the Borrower’s behalf on IntraLinks/IntraAgency or another website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent), or (iii) such financial statements and/or other documents are posted on the SEC’s website on the internet at www.sec.gov; provided that (A) the Borrower shall, at the request of the Administrative Agent, continue to deliver copies (which delivery may be by electronic transmission) of such documents to the Administrative Agent and (B) the Borrower shall notify (which notification may be by facsimile or electronic transmission) the Administrative Agent of the posting of any such documents on any website described in this paragraph. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents.

Each Credit Party hereby acknowledges and agrees that, unless the Borrower notifies the Administrative Agent in advance, all financial statements and certificates furnished pursuant to Sections 9.1(a), (b) and (d) above are hereby deemed to be suitable for distribution, and to be made available, to all Lenders and may be treated by the Administrative Agent and the Lenders as not containing any material nonpublic information; provided that any failure by the Borrower to so notify the Administrative Agent shall not constitute a Default or Event of Default.

9.2 Books, Records, and Inspections; Field Examinations.

(a) The Borrower will, and will cause each other Restricted Subsidiary to, permit officers and designated representatives of the Administrative Agent or the Required Lenders to visit and inspect any of the properties or assets of the Borrower and any such Restricted Subsidiary in whomsoever’s possession to the extent that it is within such party’s control to permit such inspection (and shall use commercially reasonable efforts to cause such inspection to be permitted to the extent that it is not within such party’s control to permit such inspection), and to examine the books and records of the Borrower and any such Restricted Subsidiary and discuss the affairs, finances and accounts of the Borrower and of any such Restricted Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or the Required Lenders may desire (and subject, in the case of any such meetings or advice from such independent accountants, to such accountants’ customary policies and procedures); provided that, excluding any such visits and inspections during the continuation of an Event of Default, (a) only the Administrative Agent on behalf of the Required Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 9.2, (b) the Administrative Agent shall not exercise such rights more than one time in any calendar year, which visit will be at the Borrower’s expense and (c) notwithstanding anything to the contrary in this Section 9.2, none of the Borrower or any of the Restricted Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by law or any agreement binding on a third-party or (iii) is subject to attorney-client or similar privilege or constitutes attorney work product; provided, further, that when an Event of Default exists, the Administrative Agent (or any of its respective representatives or independent contractors) or any representative of the Required Lenders may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice. The Administrative Agent and the Required Lenders shall give the Borrower and the Restricted Subsidiaries the opportunity to participate in any discussions with such Person’s independent public accountants.

(b) The Credit Parties shall permit the Administrative Agent to conduct (i) one field examination and one inventory appraisal per fiscal year with respect to the Borrowers, prepared by an appraiser reasonably satisfactory to the Administrative Agent (it being understood that Hilco Valuation Services is satisfactory to the Administrative Agent and the field examination and inventory appraisal delivered by Hilco Valuation Services in May 2018 shall satisfy the requirement in this clause (i) for the fiscal year ending February 2, 2019) at the Borrowers’ cost and expense, (ii) a second field examination and inventory appraisal per fiscal year with respect to the Borrowers at the Borrowers’ cost and expense if, at the time of the relevant field examination or inventory appraisal, Excess Global Availability shall have been less than the greater of (1) 15% of the Global Line Cap and (2) $11,250,000 for three (3) consecutive days and (iii) upon the reasonable request of the Administrative Agent, a third field examination and inventory appraisal per fiscal year with respect to the Borrowers at the Borrowers’ cost and expense if, at the time of the relevant field examination or inventory appraisal, an Event of Default is continuing.

(c) The Credit Parties acknowledge that the Administrative Agent, after exercising its rights of inspection, may prepare and distribute to the Lenders certain reports pertaining to the Credit Parties’ assets for internal use by the Administrative Agent and the Lenders, subject to the provisions of Section 13.6.

9.3 Maintenance of Insurance. The Borrower will, and will cause each other Material Subsidiary to, at all times maintain in full force and effect, pursuant to self-insurance arrangements or with insurance companies that the Borrower believes (in the good faith judgment of the management of the Borrower) are financially sound and responsible at the time the relevant coverage is placed or renewed, insurance in at least such amounts (after giving effect to any self-insurance which the Borrower believes (in the good faith judgment of management of the Borrower) is reasonable and prudent in light of the size and nature of its business and the availability of insurance on a cost-effective basis) and against at least such risks (and with such risk retentions) as the Borrower believes (in the good faith judgment of management of the Borrower) is reasonable and prudent in light of the size and nature of its business and the availability of insurance on a cost-effective basis and will furnish to the Administrative Agent, promptly following written request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried (provided that, for so long as no Event of Default has occurred and is continuing, the Administrative Agent shall be entitled to make such request only once in any calendar year). Subject, in the case of insurance arrangements of Foreign Subsidiaries, to the Agreed Security Principles, each such policy of insurance shall (i) where customary for the type of insurance, name the Collateral Agent, on behalf of the Secured Parties as an additional insured thereunder as its interests may appear and (ii) in the case of each casualty insurance policy, contain a loss payable clause or endorsement that names the Collateral Agent, on behalf of the Secured Parties as the loss payee thereunder.

9.4 Payment of Taxes. The Borrower will pay and discharge, or cause to be paid and discharged, and will cause each other Restricted Subsidiary to pay and discharge, all material Taxes imposed upon it (including in its capacity as a withholding agent) or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims in respect of any Taxes imposed, assessed or levied that, if unpaid, would reasonably be expected to become a Lien (other than a Permitted Lien) upon any properties of the Borrower or any of the Restricted Subsidiaries; provided that neither the Borrower nor any of the Restricted Subsidiaries shall be required to pay any such Tax that is being contested in good faith and by proper proceedings if it has maintained adequate reserves (in the good faith judgment of management of the Borrower) with respect thereto in accordance with GAAP or the failure to pay would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Each U.K. Borrower (i) will maintain is residence for Tax purposes in its jurisdiction of incorporation and (ii) expect as otherwise disclosed in any joinder or counterpart to this Agreement, will not carry on a trade through a permanent establishment outside its jurisdiction of incorporation; it being understood and agreed that this Section 9.4 shall not prohibit the establishment or operation of “branch offices” in other jurisdictions.

9.5 Preservation of Existence; Consolidated Corporate Franchises. (i) The Borrower will, and will cause each other Material Subsidiary to, take all actions necessary (a) to preserve and keep in full force and effect its existence, organizational rights and authority and (b) to maintain its rights, privileges (including its good standing (if applicable)), permits, licenses and franchises necessary in the normal conduct of its business, in each case, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect; provided, however, that the Borrower and its Subsidiaries may consummate any transaction that constitutes a Permitted Investment or is permitted under Section 10.2, 10.3, 10.4, or 10.5, and (ii) the Borrower shall procure that, for the purposes of the Regulation, each U.K. Borrower’s (other than CGHL) centre of main interest (as that term is used in Article 3(1) of the Regulation) is situated in its jurisdiction of organization.

9.6 Compliance with Statutes, Regulations, Etc. The Borrower will, and will cause each other Restricted Subsidiary to, (a) comply with all applicable laws, rules, regulations, and orders applicable to it or its property, including, without limitation, applicable laws administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury and the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations promulgated thereunder, and all governmental approvals or authorizations required to conduct its business, and to maintain all such governmental approvals or authorizations in full force and effect, (b) comply with, and use commercially reasonable efforts to ensure compliance by all tenants and subtenants, if any, with, all Environmental Laws, and obtain and comply with and maintain, and use commercially reasonable efforts to ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by Environmental Laws, and (c) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal, and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, other than such orders and directives which are being timely contested in good faith by proper proceedings, except in each case of (a), (b), and (c) of this Section 9.6, where the failure to do so would not reasonably be expected to result in a Material Adverse Effect.

9.7 Employee Benefit Plans. (a) The Borrower will furnish to the Administrative Agent promptly following receipt thereof, copies of any documents described in Sections 101(k) or 101(l) of ERISA that any Credit Party or any of its Subsidiaries may request with respect to any Multiemployer Plan to which a Credit Party or any of its Subsidiaries is obligated to contribute; provided that if the Credit Parties or any of their Subsidiaries have not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, then, upon reasonable request of the Administrative Agent, the Credit Parties shall promptly make a request for such documents or notices from such administrator or sponsor and the Borrower shall provide copies of such documents and notices to the Administrative Agent promptly after receipt thereof; provided, further, that the rights granted to the Administrative Agent in this Section shall be exercised not more than once during a 12-month period, (b) the Borrower will notify the Administrative Agent promptly following the occurrence of any ERISA Event or Foreign Plan Event that, alone or together with any other ERISA Events or Foreign Plan Events that have occurred, would reasonably be expected to result in liability of any Credit Party that would reasonably be expected to have a Material Adverse Effect, and (c) each U.K. Borrower (other than CGHL) shall ensure that (i) any Foreign Plan operated or maintained by the U.K. Borrowers (other than CGHL) is fully funded based on the statutory funding objective under sections 221 and 222 of the Pensions Act 2004 (UK), and (ii) it is not or has not been at any time an employer (for the purposes of sections 38 to 51 of the Pensions Act 2004 (UK)) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pensions Schemes Act 1993 (UK)) or “connected” with or an “associate” of (as those terms are defined in sections 38 or 43 of the Pensions Act 2004 (UK)) such an employer, except in each case, where noncompliance with clauses (i) and (ii) above could not reasonably be expected to have a Material Adverse Effect.

9.8 Maintenance of Properties. The Borrower will, and will cause each of the other Restricted Subsidiaries to, keep and maintain all tangible property material to the conduct of its business in good working order and condition, ordinary wear and tear, casualty, and condemnation excepted, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

9.9 Transactions with Affiliates. The Borrower will conduct, and will cause each of the other Restricted Subsidiaries to conduct, all transactions with any of its Affiliates (other than the Borrower and the Restricted Subsidiaries) involving aggregate payments or consideration in excess of $10,000,000 for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of such Affiliate transaction, for any individual transaction or series of related transactions on terms that are at least substantially as favorable to the Borrower or such Restricted Subsidiary as it would obtain in a comparable arm’s-length transaction with a Person that is not an Affiliate, as determined by the board of directors (or analogous governing body) or any duly appointed committee thereof of the Borrower or such Restricted Subsidiary in good faith; provided that the foregoing restrictions shall not apply to (a) the payment of customary investment banking fees paid to Permitted Holders for services rendered to the Borrower and the Subsidiaries in connection with divestitures, acquisitions, financings and other transactions which payments are approved by a majority of the board of directors (or analogous governing body) of the Borrower in good faith, (b) transactions permitted by Section 10.5 and Permitted Investments, (c) consummation of the Transactions and the payment of the Transaction Expenses, (d) the issuance of Capital Stock or Stock Equivalents of the Borrower (or any direct or indirect parent thereof) or any of its Subsidiaries not otherwise prohibited by the Credit Documents, (e) loans, advances and other transactions between or among the Borrower, any Restricted Subsidiary or any joint venture (regardless of the form of legal entity) in which the Borrower or any Subsidiary has invested (and which Subsidiary or joint venture would not be an Affiliate of the Borrower but for the Borrower’s or a Subsidiary’s

ownership of Capital Stock or Stock Equivalents in such joint venture or Subsidiary) to the extent permitted under Section 10 or that constitutes a Permitted Investment under the definition thereof, (f) employment and severance arrangements between the Borrower and the Restricted Subsidiaries and their respective officers, employees or consultants (including management and employee benefit plans or agreements, stock option plans and other compensatory arrangements) in the ordinary course of business (including loans and advances in connection therewith), (g) payments by the Borrower (and any direct or indirect parent thereof) and the Subsidiaries pursuant to the tax sharing agreements among the Borrower (and any such parent) and the Subsidiaries that are permitted under Section 10.5(b)(15), (h) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, directors, managers, consultants, officers or employees of the Borrower (or any direct or indirect parent thereof) and the Subsidiaries in the ordinary course of business to the extent attributable to the ownership, management or operation of the Borrower and the Subsidiaries, (i) transactions undertaken pursuant to membership in a purchasing consortium, (j) transactions pursuant to any agreement or arrangement as in effect as of the Closing Date, or any amendment, modification, supplement or replacement thereto (so long as any such amendment, modification, supplement or replacement is not disadvantageous in any material respect to the Lenders when taken as a whole as compared to the applicable agreement as in effect on the Closing Date as determined by the Borrower in good faith), (k) customary payments by the Borrower (or any direct or indirect parent) and any Restricted Subsidiaries to the Sponsor made for any financial advisory, consulting, financing, underwriting or placement services or in respect of other investment banking activities (including in connection with acquisitions or divestitures), (l) the existence and performance of agreements and transactions with any Unrestricted Subsidiary that were entered into prior to the designation of a Restricted Subsidiary as such Unrestricted Subsidiary to the extent that the transaction was permitted at the time that it was entered into with such Restricted Subsidiary and transactions entered into by an Unrestricted Subsidiary with an Affiliate prior to the redesignation of any such Unrestricted Subsidiary as a Restricted Subsidiary; provided that such transaction was not entered into in contemplation of such designation or redesignation, as applicable, (m) Affiliate repurchases of the Loans or Commitments to the extent permitted hereunder and the holding of such Loans or Commitments and the payments and other transactions contemplated herein in respect thereof, (n) any customary transactions with a Receivables Subsidiary effected as part of a Receivables Facility and (o) undertaking or consummating any IPO Reorganization Transactions.

9.10 End of Fiscal Years. The Borrower will, for financial reporting purposes, cause each of its, and each of the Restricted Subsidiaries’, fiscal years to end on dates consistent with past practice; provided, however, that the Borrower may, upon written notice to the Administrative Agent change the financial reporting convention specified above to (x) align the dates of such fiscal year and for any Restricted Subsidiary whose fiscal years end on dates different from those of the Borrower or (y) any other financial reporting convention (including a change of fiscal year) reasonably acceptable (such consent not to be unreasonably withheld or delayed) to the Administrative Agent, in which case the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary in order to reflect such change in financial reporting.

9.11 Additional Guarantors and Grantors.

(a) Subject to any applicable limitations set forth in the Security Documents and, in the case of any Foreign Subsidiary, the Agreed Security Principles, the Borrower will cause each direct or indirect Subsidiary (other than any Excluded Subsidiary) formed or otherwise purchased or acquired after the Closing Date (including pursuant to a Permitted Acquisition), and each other Subsidiary that ceases to constitute an Excluded Subsidiary (including following the designation (or redesignation) of a Restricted Subsidiary as a Discretionary Guarantor or the designation (or redesignation) of an Unrestricted Subsidiary as a Restricted Subsidiary (other than an Excluded Subsidiary)), within 60 days (or ninety (90) days in the case of any Foreign Subsidiary or any documents governed by any Foreign Law) from the date of such formation, acquisition or cessation, as applicable (or such longer period as the Administrative Agent may agree in its reasonable discretion), to execute a supplement to each of the Guarantee and each applicable Security Document in order to become a Guarantor under the Guarantee and a grantor under such Security Documents or, to the extent reasonably requested by the Collateral Agent but subject in the case of a Foreign Subsidiary to the Agreed Security Principles, enter into a new Security Document substantially consistent with the analogous existing Security Documents or otherwise in form and substance reasonably satisfactory to the Collateral Agent and, subject in the case of a Foreign Subsidiary to the Agreed Security Principles, take all other action reasonably requested by the Collateral Agent, to grant a perfected security interest in its assets to substantially the same extent as created and perfected by the Credit Parties on the Closing Date or pursuant to Section 9.17, and as required by the Collateral and Guarantee Requirement.

(b) The Borrower may designate (or redesignate) any Restricted Subsidiary that is an Excluded Subsidiary as a Discretionary Guarantor and may designate (or redesignate) any Discretionary Guarantor as an Excluded Subsidiary; provided that, in the case of any designation (or redesignation) of any Restricted Subsidiary that is an Excluded Subsidiary as a Discretionary Guarantor, (i) if such Restricted Subsidiary is organized (or incorporated) under the laws of a jurisdiction other than a Designated Jurisdiction, the jurisdiction of such Restricted Subsidiary is reasonably satisfactory to the Administrative Agent and (ii) the Administrative Agent shall have received, at least two Business Days prior to such Restricted Subsidiary becoming a Guarantor, all documentation and other information in respect of such Restricted Subsidiary required under applicable “know your customer” and anti-money laundering rules and regulations (including the Patriot Act); provided, further, that, in the case of any designation (or redesignation) of any Discretionary Guarantor as an Excluded Subsidiary, (i) such designation (or redesignation) shall constitute an Investment by the Borrower or the relevant Restricted Subsidiary, as applicable, therein at the date of designation (or redesignation) in an amount equal to the Fair Market Value of the Investments held by the Borrower or such Restricted Subsidiary in such Discretionary Guarantor immediately prior to such designation (or redesignation) and such Investments shall otherwise be permitted hereunder and (ii) any Indebtedness or Liens of such Restricted Subsidiary (after giving effect to such designation (or redesignation)) shall be deemed to be incurred by such Restricted Subsidiary at the time of such designation (or redesignation) and such incurrence shall otherwise be permitted hereunder.

9.12 Pledge of Additional Stock and Evidence of Indebtedness. Subject to any applicable limitations set forth in the Security Documents and, in the case of the following assets issued or owned by a Foreign Credit Party, the Agreed Security Principles and other than (x) when in the reasonable determination of the Administrative Agent and the Borrower (as agreed to in writing), the cost or other consequences of doing so would be excessive in view of the benefits to be obtained by the Lenders therefrom or (y) to the extent doing so would result in material adverse tax consequences as reasonably determined by the Borrower in consultation with the Administrative Agent, the Borrower will cause (i) all certificates representing Capital Stock and Stock Equivalents of any Restricted Subsidiary (other than any Excluded Stock and Stock Equivalents) held directly by any Credit Party, (ii) all evidences of Indebtedness in excess of the greater of (a) $23,000,000 and (b) 10% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of any disposition of assets pursuant to Section 10.4(b) owing to the Borrowers or any of the Guarantors in connection with any disposition of assets pursuant to Section 10.4(b), and (iii) any promissory notes executed after the Closing Date evidencing Indebtedness in excess of the greater of (a) $23,000,000 and (b) 10% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time such promissory note is executed owing from a Borrower or any Restricted Subsidiary to any Borrower or any other Credit Party, to be delivered to the Collateral Agent, as security for the Obligations accompanied by undated instruments of transfer executed in blank pursuant to the terms of the Security Documents. Notwithstanding the foregoing no promissory note among Holdings, any of the Borrowers and/or their

Restricted Subsidiaries need be delivered to the Collateral Agent so long as (i) a global intercompany note superseding such promissory note has been delivered to the Collateral Agent, (ii) such promissory note is not delivered to any other party other than the Borrower or any other Credit Party, in each case, owed money thereunder, and (iii) such promissory note indicates on its face that it is subject to the security interest of the Collateral Agent.

9.13 Use of Proceeds. The Borrowers will use the proceeds of the Revolving Loans and Letters of Credit together with cash on hand to effect the Transactions (including payment of the Transaction Expenses) and for working capital and other general corporate purposes (including Capital Expenditures, Permitted Acquisitions, Permitted Investments, Restricted Payments, refinancing of Indebtedness and any other transactions not prohibited by the Credit Documents).

9.14 Further Assurances.

(a) Subject to the terms of Sections 9.11 and 9.12, this Section 9.14, the Security Documents and, with respect to a Foreign Credit Party, the Agreed Security Principles, the Borrower will, and will cause each other Credit Party to, execute any and all further documents, financing statements, agreements, and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust, and other documents) that may be required under any applicable law, or that the Collateral Agent or the Required Lenders may reasonably request, in order to grant, preserve, protect, and perfect the validity and priority of the security interests created or intended to be created by the applicable Security Documents including to satisfy, and to cause to remain satisfied, the Collateral and Guarantee Requirement, all at the expense of the Borrower and the Restricted Subsidiaries.

(b) Subject to any applicable limitations set forth in the Security Documents and, with respect to a Foreign Credit Party, the Agreed Security Principles and otherwise other than (x) when in the reasonable determination of the Administrative Agent and the Borrower (as agreed to in writing), the cost or other consequences of doing so would be excessive in view of the benefits to be obtained by the Lenders therefrom or (y) to the extent doing so would result in material adverse tax consequences as reasonably determined by the Borrower in consultation with the Administrative Agent, if any assets (other than Excluded Collateral) are acquired by the Borrower or any other Credit Party after the Closing Date (other than assets constituting Collateral under a Security Document that become subject to the Lien of the applicable Security Document upon acquisition thereof or Capital Stock and Stock Equivalents of a Restricted Subsidiary, evidences of Indebtedness or promissory notes as to which Section 9.12 shall apply to the extent a lien thereon can be perfected by delivery pursuant to Section 9.12) that are of a type to be encumbered under a Security Document binding on such Credit Party or otherwise of a type contemplated to be encumbered under the Agreed Security Principles, the Borrower will notify the Collateral Agent, and, if requested by the Collateral Agent, the Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the other applicable Credit Parties to take, such actions as shall be necessary or reasonably requested by the Collateral Agent, as soon as commercially reasonable but in no event later than ninety (90) days after such acquisition, unless extended by the Administrative Agent in its sole discretion, to grant and perfect such Liens consistent with the applicable requirements of the Security Documents, including actions described in clause (a) of this Section 9.14.

(c) Notwithstanding the foregoing provisions in this Section 9.14 or otherwise in this Agreement including in the definition of “Collateral and Guarantee Requirement”, or any other Credit Document to the contrary, and except with respect to any Foreign Subsidiary or assets or Equity Interests of any of the foregoing as to matters addressed in the Agreed Security Principles (which, as to such matters, shall govern in lieu of this Section 9.14(c)):

(i) (A) the Collateral shall exclude (collectively, the “Excluded Collateral”) (i) any interests in Real Property held by the Borrower or any of the Subsidiaries (x) as a lessee under a lease or (y) as fee-owner, (ii) equipment subject to Capital Lease Obligations or purchase money financing to the extent such Capital Lease Obligations or purchase money financing are permitted under this Agreement and the terms thereof prohibit a grant of a security interest therein, (iii) (1) any Equity Interests acquired after the Closing Date (other than Equity Interests in the Borrowers or, in the case of any Person which is a Subsidiary, Equity Interests in such Person issued or acquired after such Person became a Subsidiary) in accordance with this Agreement if, and to the extent that, and for so long as doing so would violate (x) applicable law binding on such Equity Interests or (y) in the case of any Equity Interests in any Person that is not a Subsidiary, an enforceable contractual obligation binding on such Equity Interests if such obligation existed at the time of the acquisition thereof and was not created or made binding on such Equity Interests in contemplation of or in connection with the acquisition of such Person, in each case of clauses (x) and (y), after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code and other applicable law and (2) directors’ qualifying shares, (iv) any assets acquired after the Closing Date, to the extent that, and for so long as, taking such actions would violate applicable law or an enforceable contractual obligation binding on such assets that existed at the time of the acquisition thereof and was not created or made binding on such assets in contemplation or in connection with the acquisition of such assets, in each case, after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code and other applicable law, (v) those assets as to which the Required Lenders shall reasonably determine that the costs of obtaining such a security interest are excessive in relation to the value of the security to be afforded thereby, (vi) escrow, trust and fiduciary accounts, in each case of this clause (vi), entered into in the ordinary course of business and consistent with prudent business judgment (as determined by the applicable Credit Party in good faith), where the applicable Credit Party holds the funds exclusively for the benefit of an unaffiliated third party, (vii) any letter of credit right to the extent any Credit Party is required by applicable law to apply the proceeds of a drawing of such letter of credit for a specified purpose; provided that, upon the reasonable request of the Collateral Agent (acting at the written direction of the Required Lenders), the Borrower shall, and shall cause any applicable Subsidiary to, use commercially reasonable efforts to have waived or eliminated any contractual obligation of the types described in clauses (iii) or (iv) of this clause (A), (viii) any cash or securities held in deposit or securities account of a Credit Party in relation to any U.K. Borrower granting any guarantees to the extent that it would result in unlawful financial assistance within the meaning of sections 678 or 679 of the Companies Act 2006; (ix) any intent-to-use Trademark (as defined in the U.S. Collateral Agreement) application prior to the filing and acceptance of a “Statement of Use” or “Amendment to Allege Use” filing with respect thereto by the United States Patent and Trademark Office, only to the extent, if any, that, and solely during the period if any, in which, the grant of a security interest therein may impair the validity or enforceability of such intent-to-use Trademark (as defined in the U.S. Collateral Agreement) application under applicable federal law; (x) any asset of a U.K. Borrower in relation to which there is any Requirement of Law or third party arrangement (including shareholder agreements, landlord consent requirements, contracts, leases, licensing arrangements or joint venture arrangements) which would prevent, prohibit, restrict, limit or condition, absolutely or conditionally (whether by contract or otherwise), such asset from being legal, binding and enforceable Collateral (or if secured, would give a third party the right to terminate or otherwise amend any rights, benefits and/or obligations of any such Credit Party in respect of those assets or require such Credit Party to take any action materially adverse to its interests) (collectively, a “Restriction”) and (xi) the U.K. HSBC Pooling Accounts (excluding, for the avoidance of doubt, the U.K. Specified Parent Pooling Accounts) and/or any cash held therein; and (B) the Credit Parties shall not be required to take any action to perfect a security interest in (i) any vehicle subject to a certificate of title or ownership to the extent a security interest therein cannot be perfected by a UCC filing, (ii) those assets as to which the Required Lenders shall reasonably determine that the costs of perfecting such a security interest are excessive in relation to the value of the security to be afforded thereby, (iii) any deposit account exclusively used for payroll, payroll taxes, or other employee wage and benefit payments for the benefit of any Borrower’s or any other Credit Party’s employees, (iv) petty cash and other deposit accounts (other than store-level deposit accounts), in which the balance does not exceed $100,000 in the aggregate at any one time, (v) store-level deposit accounts in which the balance does not exceed $5,000 per store, but only if such balances are swept into a deposit account subject to a Control Arrangement not less frequently than on a weekly basis, (vi) at any time on or prior to June 30, 2019 (or such later date to which the Administrative Agent may reasonably agree), any deposit account and/or securities account of any Credit Party by “control” pursuant to Sections 9-104 or 8-106(d), respectively, of the Uniform Commercial Code and any cash held in deposit accounts of a Credit Party and (vii) the U.K. HSBC Pooling Accounts (excluding for the avoidance of doubt, the U.K. Specified Parent Pooling Accounts) (the accounts described in clauses (vi) and (xi) of clause (A) and in clauses (iii), (iv), (v), (vi) and (vii) of this clause (B), as applicable, collectively, the “Excluded Accounts”).

(ii) no actions in any non-U.S. jurisdiction that is not a Specified Jurisdiction or required by any Foreign Law other than the laws of Specified Jurisdiction shall be required in order to create or perfect any security interest (it being understood that there shall be no security agreements or pledge agreements or share charge or mortgages governed by the laws of any jurisdiction other than a Specified Jurisdiction) and, in any event, no filings or notices with respect to Intellectual Property shall be required in any non-U.S. jurisdiction;

(iii) except to the extent that perfection and priority may be achieved by the filing of a financing statement under the Uniform Commercial Code (or analogous procedures or delivery of customary notices and acknowledgments under the applicable laws of a Specified Jurisdiction) or filings or notices with respect to registered or applied for Intellectual Property in the United States Patent and Trademark Office or the United States Copyright Office or delivery of possessory Collateral required to be delivered pursuant to Section 6.2, 9.12 or 9.17, the Credit Documents shall not contain any requirements as to perfection or priority with respect to any Collateral;

(iv) no Credit Party shall be required to seek any landlord lien waiver, bailee letter, estoppel, warehouseman waiver or other collateral access or similar letter or agreement, other than with respect to the distribution center located in Hoffman Estates, Illinois (which shall be in form and substance reasonably acceptable to the Administrative Agent) to the extent such waiver, letter or agreement is in existence on the Closing Date;

(v) except as required by the Security Documents listed on Schedule 1.1(c) and pursuant to the actions set forth in Section 6.2, all Collateral will be permitted to be granted and perfected after the Closing Date in accordance with Section 9.17; and

(vi) unless a Subsidiary which would otherwise constitute an Excluded Subsidiary as of the Closing Date or upon the date of acquisition or creation is expressly designated as a Designated Guarantor, then any guaranty or security interest purported to have been given by such Excluded Subsidiary shall be void ab initio.

(d) Notwithstanding anything to the contrary herein or in any other Credit Document, (i) in no event shall (A) any U.K. Borrower or any other Foreign Subsidiary, (B) any Qualified CFC Holding Company or (C) any Domestic Subsidiary that is a direct or indirect subsidiary of any Foreign Subsidiary be required and/or deemed to guarantee or be otherwise liable for, including as primary obligor, and/or grant any Lien or otherwise pledge any asset to secure, the U.S. Loans or any other Obligation of Holdings and/or any U.S. Borrower, (ii) in no event shall any proceeds of any Collateral pledged by any U.K. Borrower or any other Foreign Subsidiary be applied to satisfy any U.S. Loan and/or any other Obligation of Holdings and/or any U.S. Borrower and (iii) in no event shall Holdings or any U.S. Borrower, in its capacity as a borrower and/or guarantor under any Credit Document, be deemed to have pledged more than 100% of the outstanding nonvoting Equity Interests or 65% of the issued and outstanding voting Equity Interests of (A) any Foreign Subsidiary directly owned by Holdings or such U.S. Borrower or (B) any Qualified CFC Holding Company directly owned by Holdings or such U.S. Borrower to secure any Obligations.

(e) Save as expressly required as a condition precedent herein or in any other Credit Document, no U.K. Credit Party shall have any obligation to investigate title, review documentation or registers, provide surveys or other insurance, environmental or other due diligence or diligence of any potentially applicable Restriction, or to identify, satisfy or remove any such Restriction.

(f) The Borrower shall, or shall cause its applicable Subsidiary to, ensure that the documentation governing the U.K. HSBC Cash Pooling Accounts requires HSBC to sweep the cash held in the U.K. HSBC Cash Pooling Accounts to the U.K. Specified Parent Pooling Accounts at the end of each Business Day.

(g) Notwithstanding anything to the contrary herein or in any other Credit Document, the assets of the U.K. Borrowers shall only comprise Excluded Collateral for the purpose of any fixed charge or any floating charge security interest contained in the U.K. Security Documents to the extent that (i) there is a Restriction on charging that asset or (ii) such asset is an interest in Real Property held by a U.K. Borrower (x) as a lessee under a lease or (y) as fee-owner but only if such fee-owned Real Property has an individual Fair Market Value in an amount less than $2,500,000, as determined by the Borrower in good faith on the date hereof or, if purchased after the date hereof, as determined by the purchase price thereof or there is less than 10 years remaining on the term of the applicable lease.

9.15 Maintenance of Ratings. The Borrower will use commercially reasonable efforts to obtain and maintain (but not maintain any specific rating) a corporate family and/or corporate credit rating in respect of the Borrower, as applicable, and ratings in respect of the Credit Facility, in each case, from Moody’s and at least one of S&P and Fitch.

9.16 Lines of Business. The Borrower and the Restricted Subsidiaries, taken as a whole, will not fundamentally and substantively alter the character of their business, taken as a whole, from the business conducted by the Borrowers and the Subsidiaries, taken as a whole, on the Closing Date and other business activities which are extensions thereof or otherwise incidental, synergistic, reasonably related, or ancillary to any of the foregoing (and non-core incidental businesses acquired in connection with any Permitted Acquisition or permitted Investment).

9.17 Post-Closing Actions. The Borrower agrees that it will, and will cause its other relevant Subsidiaries to, complete each of the actions described on Schedule 9.17 as soon as commercially reasonable and by no later than the date set forth in Schedule 9.17 with respect to such action or such later date as the Administrative Agent may reasonably agree.

9.18 Cash Management.

(a) Within the time period set forth in the Collateral and Guarantee Requirement and subject to the Collateral and Guarantee Requirement, each Credit Party shall enter into Control Arrangements over each deposit account and investment account (other than any Excluded Account) maintained by such Credit Party.

(b) Each Credit Party shall (i) ensure that all payments made to it are made directly to deposit accounts that are Controlled Deposit Accounts, (ii) deposit any cash that it otherwise has or receives from time to time into such Controlled Deposit Accounts and (iii) deposit all of its cash equivalents in securities accounts that are Controlled Securities Accounts. The Administrative Agent shall have (as applicable) springing control with respect to the Controlled Deposit Accounts pursuant to the Control Arrangements governing such accounts. The requirements set forth in this Section 9.18(b) shall not apply to cash that is permitted to be held in Excluded Accounts or any cash or securities described in Section 9.14(c)(i).

(c) No later than at the end of each Business Day, but solely during a Cash Dominion Period and after the sweep described in Section 9.14(e), each Controlled Deposit Account shall be swept into, and all amounts contained in such accounts shall be credited to, the Cash Collateral Account.

(d) During a Cash Dominion Period, the Administrative Agent (at the direction of the Required Lenders) may apply all amounts on deposit in the Cash Collateral Account against the Obligations of the applicable Borrower that are then due and payable to the Agents, the Lenders and the other Secured Parties, in the order of application provided for in Section 2. So long as no Event of Default is continuing hereunder, the Administrative Agent (at the direction of the Required Lenders) may release funds in the Cash Collateral Account to the Controlled Deposit Account specified by the Borrower on a daily basis. The Administrative Agent shall not have any responsibility for, or bear any risk of loss of, any investment or income of any funds in the Cash Collateral Account. To the extent a Cash Dominion Period shall have occurred and is continuing, no Credit Party and no Person claiming on behalf of or through any Credit Party shall have any right to demand payment of any funds held in any Cash Collateral Account at any time (without the consent of the Required Lenders) prior to (i) the cure, termination or waiver of such Cash Dominion Period or (ii) the termination of all Commitments and the payment in full of all Obligations.

Section 10. Negative Covenants.

The Borrower hereby covenants and agrees that on the Closing Date and thereafter, until the Termination Date:

10.1 Limitation on Indebtedness. The Borrower will not, and will not permit any other Restricted Subsidiary to, create, incur, issue, assume, guarantee or otherwise become liable, contingently or otherwise (collectively, “incur” and collectively, an “incurrence”) with respect to any Indebtedness (including Acquired Indebtedness) and the Borrower will not issue any shares of Disqualified Stock and will not permit any other Restricted Subsidiary to issue any shares of Disqualified Stock or, in the case of Restricted Subsidiaries that are not Guarantors, preferred stock; provided that each of the Borrower and the Restricted Subsidiaries may incur Indebtedness (including Acquired Indebtedness incurred in connection with, or in contemplation of, a Permitted Acquisition) or issue shares of Disqualified Stock or, in the case of Restricted Subsidiaries, may incur Indebtedness (including Acquired Indebtedness incurred in connection with or in contemplation of, a Permitted Acquisition), issue shares of Disqualified Stock and issue shares of preferred stock, that is, in each case, secured by a Lien on the Collateral that is pari passu with the Lien securing the First Lien Obligations (and junior to the Liens on the ABL Priority Collateral securing the Obligations), secured by a Lien on the Collateral that is junior to the Lien securing the First Lien Obligations (and junior to the Liens on the ABL Priority Collateral securing the Obligations), or unsecured or secured by a Lien on assets that do not become Collateral, if, after giving effect thereto, (1) if such Indebtedness, Disqualified Stock or shares of preferred stock is secured by a

Lien on the Collateral on a pari passu basis with the Liens on the Collateral securing the First Lien Obligations (and junior to the Liens on the ABL Priority Collateral securing the Obligations), either (A) the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio of the Borrower and the Restricted Subsidiaries (including for the purposes of such calculation any Disqualified Stock or shares of preferred stock that is secured by a Lien on a pari passu basis with the Liens on the Collateral securing the First Lien Obligations (and junior to the Liens on ABL Priority Collateral security the Obligations)), after giving effect to the incurrence of such Indebtedness or the issuance of such Disqualified Stock or preferred stock and the use of proceeds thereof, on a Pro Forma Basis would not exceed 3.50:1.00 or (B) if such Indebtedness, Disqualified Stock or shares of preferred stock is incurred to consummate a Permitted Acquisition or other Investment not prohibited hereunder, the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio of the Borrower and the Restricted Subsidiaries (including for the purposes of such calculation any Disqualified Stock or shares of preferred stock that is secured by a Lien on a pari passu basis with the Liens on the Collateral securing the First Lien Obligations (and junior to the Liens on ABL Priority Collateral security the Obligations)), after giving effect to the incurrence of such Indebtedness or the issuance of such Disqualified Stock or preferred stock and the use of proceeds thereof, on a Pro Forma Basis shall (I) not exceed 3.50:1.00 or (II) not exceed the Consolidated First Lien Secured Debt to Consolidated EBITDA Ratio immediately prior to such Permitted Acquisition or other Investment, (2) if such Indebtedness, Disqualified Stock or shares of preferred stock is secured by a Lien on the Collateral on a junior priority basis with the Liens on the Collateral securing the First Lien Obligations (and junior to the Liens on the ABL Priority Collateral securing the Obligations), either (A) the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio of the Borrower and the Restricted Subsidiaries (including for the purposes of such calculation any Disqualified Stock or shares of preferred stock that is secured by a Lien on a junior basis to the Liens on the Collateral securing the Obligations), after giving effect to the incurrence of such Indebtedness or the issuance of such Disqualified Stock or preferred stock and the use of proceeds thereof, on a Pro Forma Basis would not exceed 4.25:1.00 or (B) if such Indebtedness, Disqualified Stock or shares of preferred stock is incurred to consummate a Permitted Acquisition or other Investment not prohibited hereunder, the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio of the Borrower and the Restricted Subsidiaries (including for the purposes of such calculation any Disqualified Stock or shares of preferred stock that is secured by a Lien on a junior basis to the Liens on the Collateral securing the Obligations), after giving effect to the incurrence of such Indebtedness or the issuance of such Disqualified Stock or preferred stock and the use of proceeds thereof, on a Pro Forma Basis shall (x) not exceed 4.25:1.00 or (y) not exceed the Consolidated Senior Secured Debt to Consolidated EBITDA Ratio immediately prior to such Permitted Acquisition or other Investment and (3) if such Indebtedness, Disqualified Stock or shares of preferred stock is unsecured or is secured by assets that do not become Collateral, either (A) either (I) the Consolidated Total Debt to Consolidated EBITDA Ratio of the Borrower and the Restricted Subsidiaries (including for the purposes of such calculation any Disqualified Stock or shares of preferred stock that is unsecured or is secured by assets that do not become Collateral), after giving effect to the incurrence of such Indebtedness or the issuance of such Disqualified Stock or preferred stock and the use of proceeds thereof, on a Pro Forma Basis would not exceed 4.75:1.00 or (II) if such Indebtedness, Disqualified Stock or shares of preferred stock is incurred to consummate a Permitted Acquisition or other Investment not prohibited hereunder, the Consolidated Total Debt to Consolidated EBITDA Ratio of the Borrower and the Restricted Subsidiaries (including for the purposes of such calculation any Disqualified Stock or shares of preferred stock that is unsecured), after giving effect to the incurrence of such Indebtedness or the issuance of such Disqualified Stock or preferred stock and the use of proceeds thereof, on a Pro Forma Basis shall (x) not exceed 4.75:1.00 or (y) not exceed the Consolidated Total Debt to Consolidated EBITDA Ratio immediately prior to such Permitted Acquisition or other Investment or (B) either (I) the Fixed Charge Coverage Ratio of the Borrower and the Restricted Subsidiaries (including for the purposes of such calculation any Disqualified Stock or shares of preferred stock that is unsecured or is secured by assets that do not become Collateral), after giving effect to the incurrence of such Indebtedness or the issuance of such Disqualified Stock or preferred stock and the use of proceeds thereof, on a Pro Forma

Basis, would be at least 2.00:1.00 or (II) if such Indebtedness, Disqualified Stock or shares of preferred stock is incurred to consummate a Permitted Acquisition or other Investment not prohibited hereunder, the Fixed Charge Coverage Ratio of the Borrower and the Restricted Subsidiaries, after giving effect to the incurrence of such Indebtedness or the issuance of such Disqualified Stock or preferred stock and the use of proceeds thereof, on a Pro Forma Basis shall be (x) greater than or equal to 2.00:1.00 or (y) greater than or equal to the Fixed Charge Coverage Ratio immediately prior to such Permitted Acquisition or other Investment; provided further that the amount of Indebtedness (other than Acquired Indebtedness), Disqualified Stock and preferred stock that may be incurred pursuant to the foregoing proviso by Restricted Subsidiaries that are not Credit Parties shall not exceed the greater of (x) $91,250,000 and (y) 40% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of such incurrence.

The foregoing limitations will not apply to:

(a) Indebtedness arising under the Credit Documents;

(b) (x) Indebtedness under the Term Loan Credit Agreement and any guarantee thereof in an aggregate principal amount (together with any Refinancing Indebtedness in respect thereof and all accrued interest, fees and expenses) not to exceed $502,436,230.19 and (y) Indebtedness that may be incurred pursuant to Section 2.14 of the Term Loan Credit Agreement (as in effect on the Closing Date);

(c) (i) Indebtedness (including any unused commitment) outstanding on the Closing Date listed on Schedule 10.1 and (ii) intercompany Indebtedness (including any unused commitment) outstanding on the Closing Date listed on Schedule 10.1 (other than intercompany Indebtedness owed by a Credit Party or Restricted Subsidiary to another Credit Party or Restricted Subsidiary); provided that any such Indebtedness owing to a Subsidiary that is not a Credit Party shall be subordinated in right of payment to the Obligations;

(d) Indebtedness (including Capitalized Lease Obligations), Disqualified Stock and preferred stock incurred by the Borrower or any Restricted Subsidiary, to finance the purchase, lease, construction, installation, maintenance, replacement or improvement of property (real or personal) or equipment that is used or useful in a Similar Business, whether through the direct purchase of assets or the Capital Stock of any Person owning such assets and Indebtedness arising from the conversion of the obligations of the Borrower or any Restricted Subsidiary under or pursuant to any “synthetic lease” transactions to on-balance sheet Indebtedness of the Borrower or such Restricted Subsidiary, in an aggregate principal amount which, when aggregated with the principal amount of all other Indebtedness, Disqualified Stock and preferred stock then outstanding and incurred pursuant to this clause (d) and all Refinancing Indebtedness incurred to refinance any other Indebtedness, Disqualified Stock and preferred stock incurred pursuant to this clause (d), does not exceed the greater of (x) $80,000,000 and (y) 35% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of incurrence; provided that Capitalized Lease Obligations incurred by the Borrower or any Restricted Subsidiary pursuant to this clause (d) in connection with a Permitted Sale Leaseback shall not be subject to the foregoing limitation so long as the proceeds of such Permitted Sale Leaseback are used by the Borrower or such Restricted Subsidiary to permanently repay outstanding Term Loans or other Indebtedness secured by a Lien on the assets subject to such Permitted Sale Leaseback (excluding any Lien ranking junior to the Lien securing the Obligations);

(e) Indebtedness incurred by the Borrower or any Restricted Subsidiary (including letter of credit obligations consistent with past practice constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business), in respect of workers’ compensation claims, deferred compensation, performance or surety bonds, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement or indemnification type obligations regarding workers’ compensation claims, performance or surety bonds, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance;

(f) Indebtedness arising from agreements of the Borrower or a Restricted Subsidiary providing for indemnification, adjustment of purchase price, earnout or similar obligations, in each case, incurred or assumed in connection with the acquisition or disposition of any business, assets or a Subsidiary or other Person, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition;

(g) Indebtedness of the Borrower to a Restricted Subsidiary; provided that any such Indebtedness owing to a Restricted Subsidiary that is not the Borrower or a Guarantor is subordinated in right of payment to the Obligations; provided, further, that any subsequent issuance or transfer of any Capital Stock or any other event which results in any Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such Indebtedness (except to Holdings or another Restricted Subsidiary) shall be deemed, in each case to be an incurrence of such Indebtedness not permitted by this clause;

(h) Indebtedness of a Restricted Subsidiary owing to the Borrower or another Restricted Subsidiary; provided that if a Guarantor incurs such Indebtedness owing to a Restricted Subsidiary that is not a Guarantor, such Indebtedness is subordinated in right of payment to the guarantee of such Guarantor as the case may be; provided, further, that any subsequent transfer of any such Indebtedness (except to Holdings, the Borrower or another Restricted Subsidiary) shall be deemed, in each case to be an incurrence of such Indebtedness not permitted by this clause;

(i) shares of preferred stock of a Restricted Subsidiary issued to the Borrower or another Restricted Subsidiary; provided that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such shares of preferred stock (except to the Borrower or another Restricted Subsidiary) shall be deemed in each case to be an issuance of such shares of preferred stock not permitted by this clause;

(j) Hedging Obligations (excluding Hedging Obligations entered into for speculative purposes);

(k) (i) obligations in respect of self-insurance, performance, bid, appeal, and surety bonds and completion guarantees and similar obligations provided by the Borrower or any Restricted Subsidiary or (ii) obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case, in the ordinary course of business or consistent with past practice;

(l) (i) Indebtedness, Disqualified Stock and preferred stock of the Borrower or any Restricted Subsidiary in an aggregate principal amount (together with any Refinancing Indebtedness in respect thereof) up to 100% of the net cash proceeds received by the Borrower since immediately after the Closing Date from the issue or sale of Equity Interests of the Borrower or cash contributed to the capital of the Borrower (in each case, other than Excluded Contributions, any Cure Amount or proceeds of Disqualified Stock or sales of Equity Interests to the Borrower or any of its Subsidiaries) as determined in accordance with Sections 10.5(a)(iii)(B) and 10.5(a)(iii)(C) to the extent such net cash proceeds or cash have not been applied pursuant to such clauses to make Restricted Payments or to make other Investments, payments or exchanges pursuant to Section 10.5(b) or to make Permitted Investments (other than Permitted Investments specified in clauses (i) and (iii) of the definition thereof) and

(ii) Indebtedness, Disqualified Stock or preferred stock of the Borrower or any Restricted Subsidiary not otherwise permitted hereunder in an aggregate principal amount, which when aggregated with the principal amount of all other Indebtedness, Disqualified Stock and preferred stock then outstanding and incurred pursuant to this clause (l)(ii), does not at any one time outstanding exceed the greater of (x) $114,000,000 and (y) 50% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of incurrence; provided that the amount of Indebtedness, Disqualified Stock and preferred stock that may be incurred pursuant to this clause (l)(ii) by Restricted Subsidiaries that are not Guarantors together with any amounts incurred under the first paragraph of this Section 10.1 by Restricted Subsidiaries that are not Guarantors shall not exceed the greater of (x) $91,250,000 and (y) 40% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of such incurrence;

(m) the incurrence or issuance by the Borrower or any Restricted Subsidiary of Indebtedness, Disqualified Stock or preferred stock which serves to refinance any Indebtedness, Disqualified Stock or preferred stock incurred as permitted under the first paragraph of this Section 10.1 and clauses (b), (c) and (l)(i) above, this clause (m) and clause (v) below or any Indebtedness, Disqualified Stock or preferred stock issued to so refinance, replace, refund, extend, renew, defease, restructure, amend, restate or otherwise modify (collectively, “refinance”) such Indebtedness, Disqualified Stock or preferred stock (the “Refinancing Indebtedness”) prior to its respective maturity; provided that such Refinancing Indebtedness (1) has a weighted average life to maturity at the time such Refinancing Indebtedness is incurred which is not less than the remaining weighted average life to maturity of the Indebtedness, Disqualified Stock or preferred stock being refinanced, (2) to the extent such Refinancing Indebtedness refinances (i) Indebtedness that is unsecured or secured by a Lien ranking junior to the Liens securing the Obligations, such Refinancing Indebtedness is unsecured or secured by a Lien ranking junior to the Liens securing the Obligations, (ii) Disqualified Stock or preferred stock, such Refinancing Indebtedness must be Disqualified Stock or preferred stock, respectively, and (iii) Indebtedness subordinated to the Obligations, such Refinancing Indebtedness is subordinated to the Obligations at least to the same extent as the Indebtedness being refinanced and (3) shall not include Indebtedness, Disqualified Stock or preferred stock of a Subsidiary of the Borrower that is not a Credit Party that refinances Indebtedness, Disqualified Stock or preferred stock of the Borrower or any other Credit Party;

(n) obligations of the Borrower or any Restricted Subsidiary arising in respect of virtual account numbers, credit cards, gift cards and other funds transfer liabilities (including electronic money, payment and money transmitter services) incurred in the ordinary course of business;

(o) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business;

(p) (i) Indebtedness of the Borrower or any Restricted Subsidiary supported by a letter of credit, in a principal amount not in excess of the stated amount of such letter of credit so long as such letter of credit is otherwise permitted to be incurred pursuant to this Section 10.1 or (ii) obligations in respect of letters of support, guarantees or similar obligations issued, made or incurred for the benefit of any Subsidiary of the Borrower to the extent required by law or in connection with any statutory filing or the delivery of audit opinions performed in jurisdictions other than within the United States;

(q) (1) any guarantee by the Borrower or a Restricted Subsidiary of Indebtedness or other obligations of any other Restricted Subsidiary so long as, in the case of a guarantee of Indebtedness by a Restricted Subsidiary that is not a Credit Party, such Indebtedness could have been incurred directly by the Restricted Subsidiary providing such guarantee or (2) any guarantee by a Restricted Subsidiary of Indebtedness of Holdings or any Parent Entity;

(r) Indebtedness of Restricted Subsidiaries that are not Credit Parties in an amount not to exceed, in the aggregate at any one time outstanding, the greater of (x) $51,500,000 and (y) 22.5% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis);

(s) Indebtedness of the Borrower or any of the Restricted Subsidiaries consisting of (i) the financing of insurance premiums or (ii) take or pay obligations contained in supply arrangements in each case, incurred in the ordinary course of business or consistent with past practice;

(t) (i) Indebtedness of the Borrower or any of the Restricted Subsidiaries undertaken in connection with cash management and related activities with respect to any Subsidiary or joint venture in the ordinary course of business, including with respect to financial accommodations of the type described in the definition of Cash Management Services and (ii) Indebtedness owed on a short-term basis of no longer than 30 days to banks and other financial institutions incurred in the ordinary course of business of the Borrower and the Restricted Subsidiaries with such banks or financial institutions that arises in connection with ordinary banking arrangements to manage cash balances of the Borrower and the Restricted Subsidiaries;

(u) Indebtedness consisting of Indebtedness issued by the Borrower or any of the other Restricted Subsidiaries to future, current or former officers, directors, managers and employees thereof, their respective estates, spouses or former spouses, in each case to finance the purchase or redemption of Equity Interests of the Borrower or any direct or indirect parent company of the Borrower to the extent described in clause (4) of Section 10.5(b);

(v) [reserved];

(w) Indebtedness incurred in compliance with Section 10.1(w) of the Term Loan Credit Agreement (as in effect on the Closing Date);

(x) Indebtedness incurred in compliance with Section 10.1(x) of the Term Loan Credit Agreement (as in effect on the Closing Date);

(y) as long as the Payment Conditions are satisfied at the time of incurrence, unsecured Indebtedness, the terms of which do not provide for any scheduled repayment, mandatory repayment, or redemption or sinking fund obligations prior to, at the time of incurrence, 180 days after the Final Maturity Date (other than, in each case, customary offers or obligations to repurchase upon a change of control, asset sale, or casualty or condemnation event AHYDO payments and customary acceleration rights after an event of default);

(z) unsecured Indebtedness that represents accrued (or deferred) and unpaid management fees to the Permitted Holders; provided, that the payment of such management fees in respect of such Indebtedness is not otherwise prohibited under Section 10.5;

(aa) additional Indebtedness of the Borrower or any of its Restricted Subsidiaries in an aggregate principal amount not to exceed the Available Amount that is not otherwise applied pursuant to clause (xxxx) of the definition of “Permitted Liens” and Section 10.5(a)(iii) as in effect immediately prior to the incurrence of such Indebtedness (and after giving Pro Forma Effect thereto);

(bb) additional Indebtedness of the Borrower or any of the Restricted Subsidiaries in an aggregate principal amount that does not exceed 200% of the amount of Excluded Contributions made since the Closing Date that is not otherwise applied pursuant to clause (xxxxii) of the definition of “Permitted Liens” and Section 10.5(b)(10) as in effect immediately prior to the incurrence of such

Indebtedness (and after giving Pro Forma Effect thereto); provided that at the time of, and after giving effect to, the incurrence of any Indebtedness permitted under this clause (bb), no Event of Default under Section 11.1(a) or Section 11.1(e) shall have occurred and be continuing or would occur as a consequence thereof;

(cc) any guarantee or indemnity provided by the Borrower or any Restricted Subsidiary for the obligations of the Borrower or any Subsidiary of the Borrower in connection with such Subsidiary claiming exemption from audit, the preparation and filing of its accounts or other similar exemptions (including under section 394C, 448C or 479C of the United Kingdom Companies Act 2006 or other similar or equivalent provisions);

(dd) Indebtedness under the Existing Debt Facility and any guarantee thereof in an aggregate principal amount (together with any Refinancing Indebtedness in respect thereof and all accrued interest, fees and expenses) not to exceed $1,345,545.82; and

(ee) Indebtedness incurred pursuant to the Holdings Intercompany Note.

For purposes of determining compliance, with Section 10.1, (i) the Borrower may redesignate any item of Indebtedness, Disqualified Stock or preferred stock (or any portion thereof) originally designated as incurred under one of the categories of permitted Indebtedness, Disqualified Stock or preferred stock described in clauses (a) through (cc) above or originally designated as incurred pursuant to the first paragraph of this Section 10.1 as having been incurred under one of the other such categories of permitted Indebtedness, Disqualified Stock or preferred stock described in clauses (a) through (cc) above or as having been incurred pursuant to the first paragraph of this Section 10.1, so long as at the time of such redesignation, the Borrower would be permitted to incur under such other category of permitted Indebtedness, Disqualified Stock or preferred stock the aggregate principal amount of Indebtedness, Disqualified Stock or preferred stock being so redesignated (for purposes of clarity, with any such redesignation having the effect of increasing the Borrower’s ability to incur Indebtedness, Disqualified Stock or preferred stock under such other category of permitted Indebtedness, Disqualified Stock or preferred stock as of the date of such redesignation by the amount of Indebtedness, Disqualified Stock or preferred stock redesignated) and (ii) at the time of incurrence, the Borrower will be entitled to divide and classify an item of Indebtedness, Disqualified Stock or preferred stock in more than one of the categories of Indebtedness described in this Section 10.1.

Accrual of interest or dividends, the accretion of accreted value, the accretion or amortization of original issue discount and the payment of interest or dividends in the form of additional Indebtedness, Disqualified Stock or preferred stock will not be deemed to be an incurrence of Indebtedness, Disqualified Stock or preferred stock for purposes of this covenant. Any Refinancing Indebtedness and any Indebtedness incurred to refinance Indebtedness incurred pursuant to clauses (a) and (l)(i) above shall be deemed to include additional Indebtedness, Disqualified Stock or preferred stock incurred to pay premiums (including reasonable tender premiums), defeasance costs, fees, and expenses in connection with such refinancing.

This Agreement will not treat (1) unsecured Indebtedness as subordinated or junior to secured Indebtedness merely because it is unsecured or (2) senior Indebtedness as subordinated or junior to any other senior Indebtedness merely because it has a junior priority with respect to the same collateral.

10.2 Limitation on Liens.

(a) The Borrower will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any property or assets of any kind (real or personal, tangible or intangible) of the Borrower or any Restricted Subsidiary, whether now owned or hereafter acquired (each, a “Subject Lien”) that secures obligations under any Indebtedness, except:

(i) if such Subject Lien is a Permitted Lien;

(ii) any other Subject Lien if the obligations secured by such Subject Lien are junior to the Obligations; provided that, in the case of Liens securing Permitted Other Indebtedness Obligations, the applicable Permitted Other Indebtedness Secured Parties (or a representative thereof on behalf of such holders) shall (x) in the case of the first such issuance of Permitted Other Indebtedness, the Borrower, the Collateral Agent, the Administrative Agent and the representative of the holders of such Permitted Other Indebtedness Obligations shall have entered into the ABL Intercreditor Agreement (pursuant to which the Subject Lien shall rank junior to the Liens on the ABL Priority Collateral securing the Obligations) and (y) in the case of subsequent issuances of Permitted Other Indebtedness, the representative for the holders of such Permitted Other Indebtedness have become a party to the ABL Intercreditor Agreement in accordance with the terms thereof (pursuant to which the Subject Lien shall rank junior to the Liens on the ABL Priority Collateral securing the Obligations); and without any further consent of the Lenders, the Administrative Agent and the Collateral Agent shall be authorized to execute and deliver on behalf of the Secured Parties the ABL Intercreditor Agreement contemplated by this clause (ii); and

(iii) in the case of any Subject Lien on assets or property not constituting Collateral, any Subject Lien if (A) the Obligations are equally and ratably secured with (or on a senior basis to, in the case such Subject Lien secures any Junior Debt) obligations secured by such Subject Lien (and the Obligations are, with respect to any assets that are or become ABL Priority Collateral, secured on a priority basis to such Subject Lien) or (B) such Subject Lien is a Permitted Lien.

(b) Any Lien created for the benefit of the Secured Parties pursuant to the preceding paragraph shall provide by its terms that such Lien shall be automatically and unconditionally be released and discharged upon the release and discharge of the Subject Lien that gave rise to the obligation to so secure the Obligations.

10.3 Limitation on Fundamental Changes. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, consummate any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all its business units, assets or other properties, except that:

(a) so long as no Event of Default has occurred and is continuing or would result therefrom, any Subsidiary of the Borrower or any other Person may be merged, amalgamated or consolidated with or into the Borrower; provided that (A) the Borrower shall be the continuing or surviving corporation or (B) if the Person formed by or surviving any such merger, amalgamation or consolidation is not the Borrower (such other Person, the “Successor Borrower”), (1) the Successor Borrower shall be an entity organized (or incorporated) or existing under the laws of the United States, any state thereof, the District of Columbia or any territory thereof, (2) the Successor Borrower shall expressly assume all the obligations of the Borrower under this Agreement and the other Credit Documents pursuant to a supplement hereto or thereto or in a form otherwise reasonably satisfactory to the Administrative Agent, (3) Holdings and each Guarantor, unless it is the other party to such merger, amalgamation or consolidation, shall have, by a supplement to the U.S. Collateral Agreement or other applicable Guarantee, confirmed that its guarantee thereunder shall apply to any Successor Borrower’s obligations under this Agreement, (4) each Subsidiary grantor and each Subsidiary pledgor, unless it is the other party to such merger, amalgamation or consolidation, shall have, by a supplement to any applicable Security Document, affirmed that its obligations thereunder shall apply to its Guarantee as reaffirmed pursuant to clause (3), and (5) the Successor Borrower shall have delivered to the Administrative Agent (x) an officer’s certificate stating that such merger, amalgamation, or consolidation and such supplements preserve the enforceability of the Guarantee and the perfection and priority of the Liens under the applicable Security Documents and (y) if requested by the Administrative Agent, an opinion of counsel to the effect that such merger, amalgamation, or consolidation does not violate this Agreement or any other Credit Document and that the provisions set forth in the preceding clauses (3) and (4) preserve the enforceability of the Guarantee and the perfection of the Liens created under the applicable Security Documents (it being understood that if the foregoing are satisfied, the Successor Borrower will succeed to, and be substituted for, the Borrower under this Agreement and the other Credit Documents and any references to “Borrower” in the Credit Documents shall be meant to refer to Successor Borrower); or

(b) so long as no Event of Default has occurred and is continuing or would result therefrom, any Subsidiary of the Borrower or any other Person (other than the Borrower) may be merged, amalgamated or consolidated with or into any one or more Subsidiaries of the Borrower; provided that (i) in the case of any merger, amalgamation or consolidation involving one or more Restricted Subsidiaries, (A) a Restricted Subsidiary shall be the continuing or surviving Person or (B) the Borrower shall cause the Person formed by or surviving any such merger, amalgamation or consolidation (if other than a Restricted Subsidiary) to become a Restricted Subsidiary, (ii) in the case of any merger, amalgamation or consolidation involving one or more Guarantors, a Guarantor shall be the continuing or surviving Person or the Person formed by or surviving any such merger, amalgamation or consolidation and if the surviving Person is not already a Guarantor, such Person shall execute a supplement to the Guarantee and the relevant Security Documents in form and substance reasonably satisfactory to the Administrative Agent in order to become a Guarantor and pledgor, mortgagor and grantor, as applicable, thereunder for the benefit of the Secured Parties, and (iii) the Borrower shall have delivered to the Administrative Agent an officer’s certificate stating that such merger, amalgamation or consolidation and any such supplements to any Security Document preserve the enforceability of the Guarantees and the perfection and priority of the Liens under the applicable Security Documents;

(c) the Transactions may be consummated;

(d) (i) any Restricted Subsidiary that is not a Credit Party may convey, sell, lease, assign, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or dissolution or otherwise) to the Borrower or any other Restricted Subsidiary or (ii) any Credit Party (other than the Borrower) may convey, sell, lease, assign, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or dissolution or otherwise) to any other Credit Party;

(e) any Subsidiary (other than the Borrower) may convey, sell, lease, assign, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or dissolution or otherwise) to a Credit Party; provided that the consideration for any such disposition by any Person other than a Guarantor shall not exceed the fair value of such assets;

(f) any Restricted Subsidiary (other than the Borrower) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the interests of the Lenders;

(g) the Borrower and the Restricted Subsidiaries may consummate a merger, dissolution, liquidation, consolidation, investment or conveyance, sale, lease, assignment or disposition, the purpose of which is to effect an Asset Sale (which for purposes of this Section 10.3(g), will include any disposition below the dollar threshold set forth in clause (ii)(v) of the definition of “Asset Sale”) permitted by Section 10.4 or an investment permitted pursuant to Section 10.5 or an investment that constitutes a Permitted Investment; and

(h) any Permitted Tax Restructuring or IPO Reorganization Transaction may be consummated; provided that any Successor Borrower created in connection with such transaction shall comply with the provisions of Section 10.3(a)(i).

10.4 Limitation on Sale of Assets. The Borrower will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale, unless:

(a) the Borrower or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value (as determined at the time of contractually agreeing to such Asset Sale) of the assets sold or otherwise disposed of; and

(b) except in the case of a Permitted Asset Swap, if the property or assets sold or otherwise disposed of have a Fair Market Value in excess of the greater of (a) $27.5 million and (b) 1.5% of Consolidated Total Assets for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of such disposition, at least 75% of the consideration therefor received by the Borrower or such Restricted Subsidiary, as the case may be, is in the form of cash or Cash Equivalents; provided that the amount of:

(i) any liabilities (as reflected on the Borrower’s most recent consolidated balance sheet or in the footnotes thereto, or if incurred or accrued subsequent to the date of such balance sheet, such liabilities that would have been reflected on the Borrower’s consolidated balance sheet or in the footnotes thereto if such incurrence or accrual had taken place on or prior to the date of such consolidated balance sheet, as determined in good faith by the Borrower) of the Borrower, other than liabilities that are by their terms subordinated to the Loans, that are assumed by the transferee of any such assets (or are otherwise extinguished in connection with the transactions relating to such Asset Sale) and for which the Borrower and all such Restricted Subsidiaries have been validly released by all applicable creditors in writing;

(ii) any securities, notes or other obligations or assets received by the Borrower or such Restricted Subsidiary from such transferee that are converted by the Borrower or such Restricted Subsidiary into cash or Cash Equivalents, or by their terms are required to be satisfied for cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received), in each case, within 180 days following the closing of such Asset Sale;

(iii) Indebtedness, other than liabilities that are by their terms subordinated to the Loans, that are of any Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Asset Sale, to the extent that the Borrower and all Restricted Subsidiaries have been validly released from any Guarantee of payment of such Indebtedness in connection with such Asset Sale;

(iv) consideration consisting of Indebtedness of the Borrower (other than Subordinated Indebtedness) received after the Closing Date from Persons who are not the Borrower or any Restricted Subsidiary; and

(v) any Designated Non-Cash Consideration received by the Borrower or such Restricted Subsidiary in such Asset Sale having an aggregate Fair Market Value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (v) that is at that time outstanding, not to exceed the greater of $110.0 million or 6% of Consolidated Total Assets at the time of the receipt of such Designated Non-Cash Consideration, with the Fair Market Value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed to be cash for purposes of this clause (b) of this provision and for no other purpose.

10.5 Limitation on Restricted Payments.

(a) The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly:

(1) declare or pay any dividend or make any payment or distribution on account of the Borrower’s or any Restricted Subsidiary’s Equity Interests, including any dividend or distribution payable in connection with any merger or consolidation, other than:

(A) dividends or distributions by the Borrower payable in Equity Interests (other than Disqualified Stock) of the Borrower or in options, warrants or other rights to purchase such Equity Interests, or

(B) dividends or distributions by a Restricted Subsidiary so long as, in the case of any dividend or distribution payable on or in respect of any class or series of securities issued by a Subsidiary other than a Wholly-Owned Subsidiary, the Borrower or a Restricted Subsidiary receives at least, if any, its pro rata share of such dividend or distribution in accordance with its Equity Interests in such class or series of securities;

(2) purchase, redeem, defease or otherwise acquire or retire for value any Equity Interests of the Borrower or any direct or indirect parent company of the Borrower, including in connection with any merger or consolidation;

(3) make any principal payment on, or redeem, repurchase, defease or otherwise acquire or retire for value, in each case, prior to any scheduled repayment, sinking fund payment or maturity, any Junior Debt of the Borrower or any Restricted Subsidiary, other than (A) Indebtedness permitted under clauses (g) and (h) of Section 10.1 or (B) the purchase, repurchase or other acquisition of Junior Debt purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of purchase, repurchase or acquisition; or

(4) make any Restricted Investment;

(all such payments and other actions set forth in clause (3) above (other than any exception thereto) being collectively referred to as “Restricted Debt Payments” and all such payments and other actions set forth in clauses (1) through (4) above (other than any exception thereto) being collectively referred to as “Restricted Payments”), unless, at the time of such Restricted Payment:

(i) [reserved];

(ii) [reserved]; and

(iii) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Borrower and the Restricted Subsidiaries after the Closing Date (excluding Restricted Payments permitted by Section 10.5(b)), is less than the sum of (without duplication) (the sum of the amounts attributable to clauses (A) through (H) below is referred to herein as the “Available Amount”):

(A) [reserved];

(B) 100% of the aggregate net cash proceeds and the Fair Market Value of marketable securities or other property received by the Borrower since immediately after the Closing Date (other than net cash proceeds from Cure Amounts or to the extent such net cash proceeds have been used to incur Indebtedness, Disqualified Stock or preferred stock pursuant to clause (l)(i) of Section 10.1) from the issue or sale of (x) Equity Interests of the Borrower, including Retired Capital Stock, but excluding cash proceeds and the Fair Market Value of marketable securities or other property received from the sale of (A) Equity Interests to any employee, director, manager or consultant of the Borrower, any direct or indirect parent company of the Borrower and the Borrower’s Subsidiaries after the Closing Date to the extent such amounts have been applied to Restricted Payments made in accordance with clause (4) of Section 10.5(b) below, and (B) Designated Preferred Stock, and, to the extent such net cash proceeds are actually contributed to the Borrower, Equity Interests of any direct or indirect parent company of the Borrower (excluding contributions of the proceeds from the sale of Designated Preferred Stock of such companies or contributions to the extent such amounts have been applied to Restricted Payments made in accordance with clause (4) of Section 10.5(b) below) or (y) Indebtedness of the Borrower or any Restricted Subsidiary that has been converted into or exchanged for such Equity Interests of the Borrower or any Parent Entity of the Borrower; provided that this clause (B) shall not include the proceeds from (a) Refunding Capital Stock, (b) Equity Interests or Indebtedness that has been converted or exchanged for Equity Interests of the Borrower sold to any Restricted Subsidiary, as the case may be, (c) Disqualified Stock or Indebtedness that has been converted or exchanged into Disqualified Stock, (d) Excluded Contributions or (e) Cure Amounts, plus

(C) 100% of the aggregate amount of cash and the Fair Market Value of marketable securities or other property contributed to the capital of the Borrower following the Closing Date (other than net cash proceeds from Cure Amounts or to the extent such net cash proceeds (i) have been used to incur Indebtedness, Disqualified Stock or preferred stock pursuant to clause (l)(i) of Section 10.1, (ii) are contributed by a Restricted Subsidiary, (iii) constitute Excluded Contributions) or (iv) constitute Cure Amounts, plus

(D) 100% of the aggregate amount received in cash and the Fair Market Value of marketable securities or other property received by means of (A) the sale or other disposition (other than to the Borrower or a Restricted Subsidiary) of Restricted Investments made by the Borrower and the Restricted Subsidiaries and repurchases and redemptions of such Restricted Investments from the Borrower and the Restricted Subsidiaries and repayments of loans or advances, and releases of guarantees, which constitute Restricted Investments made by the Borrower or the Restricted Subsidiaries, in each case, after the Closing Date; or (B) the sale (other than to the Borrower or a Restricted Subsidiary) of the stock of an Unrestricted Subsidiary or a distribution from an Unrestricted Subsidiary (other than in each case to the extent the Investment in such Unrestricted Subsidiary was made by the Borrower or a Restricted Subsidiary pursuant to clause (7) of Section 10.5(b) below or to the extent such Investment constituted a Permitted Investment) or a dividend from an Unrestricted Subsidiary after the Closing Date, plus

(E) to the extent not already reflected as a return of capital with respect to such Restricted Investment for purposes of determining the amount of such Restricted Investment, 100% of the proceeds received by the Borrower and/or any Restricted Subsidiary during the period from and including the day immediately following the Closing Date through and including such time in connection with cash returns, cash profits, cash distributions and similar cash amounts, including cash principal repayments of loans, in each case received in respect of any Restricted Investment (other than to the extent such Investment constituted a Permitted Investment); plus

(F) in the case of the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary after the Closing Date, the Fair Market Value of the Investment in such Unrestricted Subsidiary at the time of the redesignation of such Unrestricted Subsidiary as a Restricted Subsidiary, other than to the extent the Investment in such Unrestricted Subsidiary was made by the Borrower or a Restricted Subsidiary pursuant to clause (7) of Section 10.5(b) below or to the extent such Investment constituted a Permitted Investment, plus

(G) the aggregate amount of any Retained Declined Proceeds (as such term is defined in the Term Credit Agreement on the Closing Date) and Retained Asset Sale Proceeds (as such term is defined in the Term Credit Agreement on the Closing Date) since the Closing Date, plus

(H) the greater of (x) $91,250,000 and (y) 40% of Consolidated EBITDA for the most recently ended Test Period (calculated on Pro Forma Basis);

provided that, immediately before and after giving effect to such Restricted Payments, no Default or Event of Default shall have occurred and be continuing and that after giving the Pro Forma Effect to such Restricted Payments, no Cash Dominion Period will be triggered as a result therefrom.

(b) The foregoing provisions of Section 10.5(a) will not prohibit:

(1) the payment of any dividend or distribution or the consummation of any irrevocable redemption within 60 days after the date of declaration thereof or the giving of such irrevocable notice, as applicable, if at the date of declaration or the giving of such notice such payment would have complied with the provisions of this Agreement;

(2) (a) the redemption, repurchase, retirement or other acquisition of any Equity Interests (“Retired Capital Stock”) or Junior Debt of the Borrower or any Restricted Subsidiary, or any Equity Interests of any Parent Entity of the Borrower, in exchange for, or out of the proceeds of the substantially concurrent sale or issuance (other than to a Restricted Subsidiary) of, Equity Interests of the Borrower or any direct or indirect Parent Entity or management investment vehicle to the extent contributed to the Borrower (in each case, other than any Disqualified Stock) (“Refunding Capital Stock”) and (b) if immediately prior to the retirement of Retired Capital Stock, the declaration and payment of dividends thereon was permitted under clause (6) of this Section 10.5(b), the declaration and payment of dividends on the Refunding Capital Stock (other than Refunding Capital Stock the proceeds of which were used to redeem, repurchase, retire or otherwise acquire any Equity Interests of any direct or indirect Parent Entity) in an aggregate amount per year no greater than the aggregate amount of dividends per annum that was declarable and payable on such Retired Capital Stock immediately prior to such retirement;

(3) the prepayment, redemption, defeasance, repurchase or other acquisition or retirement for value of Junior Debt of the Borrower or a Restricted Subsidiary made by exchange for, or out of the proceeds of the substantially concurrent sale of, new Indebtedness of the Borrower or a Restricted Subsidiary, as the case may be, which is incurred in compliance with Section 10.1 so long as: (A) the principal amount (or accreted value, if applicable) of such new Indebtedness does not exceed the principal amount of (or accreted value, if applicable), plus any accrued and unpaid interest on the Junior Debt being so redeemed, defeased, repurchased, exchanged, acquired or retired for value, plus the amount of any premium (including reasonable tender premiums), defeasance costs and any reasonable fees and expenses incurred in connection with the issuance of such new Indebtedness, (B) if such Junior Debt is subordinated to the Obligations, such new Indebtedness is subordinated to the Obligations or the applicable Guarantee at least to the same extent as such Junior Debt so purchased, exchanged, redeemed, defeased, repurchased, acquired or retired for value, (C) such new Indebtedness has a final scheduled maturity date equal to or later than the final scheduled maturity date of the Junior Debt being so redeemed, defeased, repurchased, exchanged, acquired or retired, (D) if such Junior Debt so purchased, exchanged, redeemed, repurchased, acquired or retired for value is (i) unsecured then such new Indebtedness shall be unsecured or (ii) Permitted Other Indebtedness incurred pursuant to Section 10.1(x)(i) of the Term Loan Credit Agreement (as in effect on the Closing Date) and is secured by a Lien on the Collateral ranking junior to the Liens securing the Obligations then such new Indebtedness shall be unsecured or secured by a Lien ranking junior to the Liens securing the Obligations, and (E) such new Indebtedness has a weighted average life to maturity equal to or greater than the remaining weighted average life to maturity of the Junior Debt being so redeemed, defeased, repurchased, exchanged, acquired or retired;

(4) a Restricted Payment to pay for the repurchase, retirement or other acquisition or retirement for value of Equity Interests (other than Disqualified Stock) of the Borrower or any Parent Entity or management investment vehicle held by any future, present or former employee, director, manager or consultant of the Borrower, any of its Subsidiaries or any direct or indirect Parent Entity or management investment vehicle or their estates, descendants, family, spouse or former spouse pursuant to any management equity plan or stock option or phantom equity plan or any other management or employee benefit plan or agreement, or any stock subscription or shareholder agreement (including, for the avoidance of doubt, any principal and interest payable on any notes issued by the Borrower or any Parent Entity or management investment vehicle in connection with such repurchase, retirement or other acquisition), including any Equity Interests rolled over by management of the Borrower or any direct or indirect Parent Entity of the Borrower or management investment vehicle or any Investor in connection with the Transactions; provided that, except with respect to non-discretionary purchases, the aggregate Restricted Payments made under this clause (4) subsequent to the Closing Date do not exceed in any calendar year the greater of (a) $23,000,000 and (b) 10% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) (which subsequent to the consummation of an IPO shall increase to the greater of (a) $45,750,000 and (b) 20% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis)) (with unused amounts in any calendar year being carried over to succeeding calendar years); provided, further, that such amount in any calendar year may be increased by an amount not to exceed: (A) the cash proceeds from the sale of Equity Interests (other than Disqualified Stock or Excluded Contributions) of the Borrower and, to the extent contributed to the Borrower, the cash proceeds from the sale of Equity Interests of any direct or indirect Parent Entity or management investment vehicle, in each case to any future, present or former employees, directors, managers or consultants of the Borrower, any of its Subsidiaries or any direct or indirect Parent Entity or management investment vehicle that occurs after the Closing Date, to the extent the cash proceeds from the sale of such Equity Interests have not otherwise been applied to incur Indebtedness, Disqualified Stock or preferred stock pursuant to clause (l)(i) of Section 10.1 or to the payment of Restricted Payments by virtue of clause (iii) of Section 10.5(a), plus (B) the cash proceeds of key man life insurance policies received by the Borrower and the Restricted Subsidiaries after the Closing Date, less (C) the amount of any Restricted Payments previously made pursuant to clauses (A) and (B) of this clause (4); and provided, further, that cancellation of Indebtedness owing to the Borrower or any Restricted Subsidiary from any future, present or former employees, directors, managers or consultants of the Borrower, any direct or indirect Parent Entity or management investment vehicle or any Restricted Subsidiary, or their estates, descendants, family, spouse or former spouse in connection with a repurchase of Equity Interests of the Borrower or any direct or indirect Parent Entity or management investment vehicle will not be deemed to constitute a Restricted Payment for purposes of this Section 10.5 or any other provision of this Agreement;

(5) the declaration and payment of dividends to holders of any class or series of Disqualified Stock of the Borrower or any Restricted Subsidiary or any class or series of preferred stock of any Restricted Subsidiary, in each case, issued or outstanding in accordance with Section 10.1 to the extent such dividends are included in the definition of Fixed Charges;

(6) (A) the declaration and payment of dividends to holders of any class or series of Designated Preferred Stock (other than Disqualified Stock) issued by the Borrower after the Closing Date; (B) the declaration and payment of dividends to any Parent Entity of the Borrower, the proceeds of which will be used to fund the payment of dividends to holders of any class or series of Designated Preferred Stock (other than Disqualified Stock) of such Parent Entity issued after the Closing Date; provided that the amount of dividends paid pursuant to this clause (B) shall not exceed the aggregate amount of cash actually contributed to the Borrower from the sale of such Designated Preferred Stock; or (C) the declaration and payment of dividends on Refunding Capital Stock in excess of the dividends declarable and payable thereon pursuant to clause (2) of this Section 10.5(b); provided that, in the case of each of (A), (B), and (C) of this clause (6), (x) for the most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date of the declaration of such dividends, after giving effect to such declaration on a pro forma basis, the Borrower and the Restricted Subsidiaries on a consolidated basis would have had a Fixed Charge Coverage Ratio of at least 2.00:1.00 and (y) after giving Pro Forma Effect to such Restricted Payments, no Cash Dominion Period will be triggered as a result therefrom;

(7) Investments in Unrestricted Subsidiaries having an aggregate Fair Market Value, taken together with all other Investments made pursuant to this clause (7) that are at the time outstanding, in an aggregate amount outstanding not to exceed the greater of (x) $51,500,000 and (y) 22.5% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time of such Investment (with the Fair Market Value of each Investment being measured at the time made and without giving effect to subsequent changes in value);

(8) (i) payments made or expected to be made by the Borrower or any Restricted Subsidiary in respect of withholding or similar taxes payable upon exercise of Equity Interests by any future, present or former employee, director, manager, or consultant and repurchases of Equity Interests deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants and (ii) payments or other adjustments to outstanding Equity Interests in accordance with any management equity plan, stock option plan or any other similar employee benefit plan, agreement or arrangement in connection with any Restricted Payment;

(9) the declaration and payment of dividends on the Borrower’s common stock (or the payment of dividends to any Parent Entity of the Borrower to fund a payment of dividends on such company’s common stock), following consummation of an IPO, not to exceed the sum (a) of up to 6.00% per annum of the net cash proceeds received by or contributed to the Borrower in or from such IPO, other than public offerings with respect to the Borrower’s common stock registered on Form S-8 and other than any public sale constituting an Excluded Contribution and (b) up to 7.00% of the market capitalization of the Borrower; provided that after giving Pro Forma Effect to the payment of such dividends, no Cash Dominion Period will be triggered as a result therefrom;

(10) Restricted Payments in an amount that does not exceed the amount of Excluded Contributions made since the Closing Date to the extent not applied to incur Indebtedness or Liens pursuant to Section 10.1(bb) or 10.5(b)(10);

(11) other Restricted Payments (other than a Restricted Debt Payment) in an aggregate amount taken together with all other Restricted Payments made pursuant to this clause not to exceed the sum of (i) the greater of (x) $57,000,000 and (y) 25% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) at the time made, (ii) the Available Investments Amount and (iii) the Available Restricted Debt Payments Amount; provided that after giving Pro Forma Effect to such Restricted Payments, no Cash Dominion Period will be triggered as a result therefrom;

(12) distributions or payments of Receivables Fees;

(13) any Restricted Payment made in connection with the Transactions (including to holders of Equity Interests of the Borrower in connection with, or as a result of, their exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential) with respect thereto), in each case, with respect to the Transactions and the fees and expenses related thereto or used to fund amounts owed to Affiliates (including dividends to any direct or indirect parent company of the Borrower to permit payment by such parent of such amount), to the extent permitted by Section 9.9 (other than clause (b) thereof), and Restricted Payments in respect of working capital adjustments or purchase price adjustments pursuant to any Permitted Acquisition or other Permitted Investment and to satisfy indemnity and other similar obligations under any Permitted Acquisitions or other Permitted Investments;

(14) other Restricted Payments; provided that after giving Pro Forma Effect to such Restricted Payments, the Payment Conditions are satisfied;

(15) the declaration and payment of dividends to, or the making of loans to, Holdings or any direct or indirect Parent Entity in amounts required for Holdings and any direct or indirect Parent Entity to pay: (A) franchise and excise Taxes, and other fees and expenses, required to maintain its organizational existence and privilege of doing business, (B) consolidated, combined or similar foreign, federal, state and/or local income and similar Taxes, to the extent that such income and similar Taxes are attributable to the income of the Borrower and its Subsidiaries; provided that in each case the aggregate amount of such payments with respect to any taxable year does not exceed the amount that the Borrower and its applicable Subsidiaries would have been required to pay in respect of such Taxes for such taxable year had the Borrower and such Subsidiaries been a stand-alone taxpayer or stand-alone group (separate from any such direct or indirect parent company) for all taxable years ending after the Closing Date, (C) customary salary, bonus, and other benefits payable to officers, employees, directors, and managers of any direct or indirect parent company of the Borrower to the extent such salaries, bonuses, and other benefits are attributable to the ownership or operation of the Borrower and its Restricted Subsidiaries, including the Borrower’s proportionate share of such amount relating to such Parent Entity being a public company, (D) general corporate or other operating (including, without limitation, expenses related to auditing or other accounting matters) and overhead costs and expenses of any direct or indirect Parent Entity to the extent such costs and expenses are attributable to the ownership or operation of the Borrower and its Restricted Subsidiaries, including the Borrower’s proportionate share of such amount relating to such Parent Entity being a public company, (E) amounts required for any direct or indirect Parent Entity to pay fees and expenses incurred by any direct or indirect Parent Entity related to (i) the maintenance by such parent entity of its corporate or other entity existence and (ii) transactions of such Parent Entity of the type described in clause (xi) of the definition of Consolidated Net Income, (F) cash payments in lieu of issuing fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of the Borrower or any such direct or indirect Parent Entity, and (G) repurchases deemed to occur upon the cashless exercise of stock options;

(16) the repurchase, redemption or other acquisition for value of Equity Interests of the Borrower deemed to occur in connection with paying cash in lieu of fractional shares of such Equity Interests in connection with a share dividend, distribution, share split, reverse share split, merger, consolidation, amalgamation or other business combination of the Borrower, in each case, permitted under this Agreement;

(17) the distribution, by dividend or otherwise, of shares of Capital Stock of, or Indebtedness owed to the Borrower or a Restricted Subsidiary by, Unrestricted Subsidiaries (other than Unrestricted Subsidiaries, the primary assets of which are cash and/or Cash Equivalents);

(18) the prepayment, redemption, defeasance, repurchase or other acquisition or retirement for value of Junior Debt in an aggregate amount pursuant to this clause (18) not to exceed the sum of (x) the greater of (i) $57,000,000 and (ii) 25% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis), (y) the Available Investments Amounts and (z) the Available Restricted Payments Amount; provided that after giving Pro Forma Effect to such Restricted Payments, no Cash Dominion Period will be triggered as a result therefrom;

(19) undertaking or consummating any IPO Reorganization Transactions;

(20) payments or distributions to satisfy dissenters’ rights, pursuant to or in connection with a consolidation, amalgamation, merger or transfer of assets that complies with Section 10.3; and

(21) any Restricted Payment made in connection with the Transactions and the fees and expenses related thereto or used to fund amounts owed to Affiliates (including dividends to any direct or indirect parent company of the Borrower to permit payment by such parent of such amount), to the extent permitted by Section 9.9 (other than clause (b) thereof);

The Borrower will not permit any Unrestricted Subsidiary to become a Restricted Subsidiary except pursuant to the penultimate and last sentences of the definition of Unrestricted Subsidiary. For purposes of designating any Restricted Subsidiary as an Unrestricted Subsidiary, all outstanding Investments by the Borrower and the Restricted Subsidiaries (except to the extent repaid) in the Subsidiary so designated will be deemed to be Restricted Payments in an amount determined as set forth in the last sentence of the definition of Investment. Such designation will be permitted only if a Restricted Payment in such amount would be permitted at such time, whether pursuant to Section 10.5(a) or under clauses (7), (10), (11) or (14) of Section 10.5(b), or pursuant to the definition of Permitted Investments, and if such Subsidiary otherwise meets the definition of an Unrestricted Subsidiary. Unrestricted Subsidiaries will not be subject to any of the restrictive covenants set forth in this Agreement.

For purposes of determining compliance, with Section 10.5, the Borrower may redesignate any Restricted Payment or Investment (or any portion thereof) originally designated as made pursuant to one of the categories of permitted Restricted Payments or Investments described in clauses (1) through (21) above or is entitled to be made pursuant to Section 10.5(a) and/or one or more of the exceptions contained in the definition of Permitted Investments as having been incurred under one of the other such categories of permitted Restricted Payments or Investments described in clauses (1) through (21) above or is entitled to be made pursuant to Section 10.5(a) and/or one or more of the exceptions contained in the definition of Permitted Investments, so long as at the time of such redesignation, the Borrower would be permitted to make under such other category of permitted Restricted Payment or Investment the aggregate amount of the Restricted Payment or Investment being so redesignated (for purposes of clarity, with any such redesignation having the effect of increasing the Borrower’s ability to make Restricted Payments or Investments under such other category of permitted Restricted Payment or Investment as of the date of such redesignation by the amount of the Restricted Payment or Investment so redesignated).

10.6 Limitation on Subsidiary Distributions and Negative Pledges. The Borrower will not permit any of its Restricted Subsidiaries that are not Credit Parties to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction on the ability of any such Restricted Subsidiary to:

(a) (i) pay dividends or make any other distributions to the Borrower or any Restricted Subsidiary on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits or (ii) pay any Indebtedness owed to the Borrower or any Restricted Subsidiary;

(b) make loans or advances to the Borrower or any Restricted Subsidiary;

(c) sell, lease or transfer any of its properties or assets to the Borrower or any Restricted Subsidiary; or

(d) create, incur, assume or suffer to exist any Lien upon any of their respective properties or revenues, whether now owned or hereafter acquired, for the benefit of the Secured Parties with respect to the Obligations or under the Credit Documents;

except (in each case) for such encumbrances or restrictions (x) which the Borrower has reasonably determined in good faith will not materially impair the Borrower’s ability to make payments under this Agreement when due or (y) existing under or by reason of:

(i) contractual encumbrances or restrictions in effect on the Closing Date, including pursuant to this Agreement and the related documentation and related Hedging Obligations;

(ii) the Term Loan Credit Documents and the Term Loans;

(iii) purchase money obligations for property acquired in the ordinary course of business or consistent with past practice and Capitalized Lease Obligations that impose restrictions of the nature discussed in clauses (c) or (d) above on the property so acquired;

(iv) Requirements of Law or any applicable rule, regulation or order, or any request of any Governmental Authority having regulatory authority over the Borrower or any of its Subsidiaries;

(v) any agreement or other instrument of a Person acquired by or merged or consolidated with or into the Borrower or any Restricted Subsidiary, or of an Unrestricted Subsidiary that is designated a Restricted Subsidiary, or that is assumed in connection with the acquisition of assets from such Person, in each case that is in existence at the time of such transaction (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person and its Subsidiaries, or the property or assets of the Person and its Subsidiaries, so acquired or designated;

(vi) contracts for the sale of assets, including customary restrictions with respect to a Subsidiary of the Borrower pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary and restrictions on transfer of assets subject to Permitted Liens;

(vii) (x) secured Indebtedness otherwise permitted to be incurred pursuant to Sections 10.1 and 10.2 that limit the right of the debtor to dispose of the assets securing such Indebtedness and (y) restrictions on transfers of assets subject to Permitted Liens (but, with respect to any such Permitted Lien, only to the extent that such transfer restrictions apply solely to the assets that are the subject of such Permitted Lien);

(viii) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

(ix) other Indebtedness, Disqualified Stock or preferred stock of Restricted Subsidiaries permitted to be incurred subsequent to the Closing Date pursuant to the provisions of Section 10.1;

(x) customary provisions in joint venture agreements or arrangements and other similar agreements or arrangements relating solely to such joint venture and the Equity Interests issued thereby;

(xi) customary provisions contained in leases, sub-leases, licenses, sub-licenses or similar agreements, in each case, entered into in the ordinary course of business;

(xii) restrictions created in connection with any Receivables Facility that, in the good faith determination of the board of directors (or analogous governing body) of the Borrower, are necessary or advisable to effect such Receivables Facility; and

(xiii) any encumbrances or restrictions of the type referred to in clauses (a), (b), (c) and (d) above imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (i) through (xii) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements, or refinancings (x) are, in the good faith judgment of the Borrower’s board of directors (or analogous governing body), no more restrictive in any material respect with respect to such encumbrance and other restrictions taken as a whole than those prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing or (y) do not materially impair the Borrower’s ability to pay its obligations under the Credit Documents as and when due (as determined in good faith by the Borrower).

10.7 Permitted Activities. Holdings shall not conduct, transact or otherwise engage in any business or operations other than (i) the ownership and/or acquisition of the Capital Stock of the Borrower, (ii) the maintenance of its legal existence, including the ability to incur fees, costs and expenses relating to such maintenance, (iii) participating in tax, accounting and other administrative matters as owner of the Capital Stock of the Borrower and its Subsidiaries and reporting related to such matters, (iv) the performance of its obligations under and in connection with the Credit Documents, the Term Loan Credit Agreement and any documentation related thereto, any documentation governing Permitted Other Indebtedness, any refinancing thereof and the other agreements contemplated hereby and thereby, (v) any public offering of its common stock or any other issuance or registration of its Capital Stock for sale or resale not prohibited by this Section 10 (or that would be permitted to the extent that Holdings was considered to be the Borrower and/or a Restricted Subsidiary), including the ability to incur costs, fees and expenses related thereto, (vi) incurring fees, costs and expenses relating to overhead and general operations including professional fees for legal, tax and accounting matters, (vii) providing indemnification to officers and directors and as otherwise permitted hereunder, (viii) activities incidental to the consummation of the Transactions, (ix) financing activities, including the issuance of securities, incurrence of debt, payment of dividends, making contributions to the capital of the Borrower and guaranteeing the obligations of the Borrower, (x) any other transaction permitted pursuant to this Section 10, (xi) the ownership of assets owned by Holdings on the Closing Date, (xii) undertaking or consummating any IPO Reorganization Transactions or any transaction related thereto or contemplated thereby and (xiii) activities incidental to the businesses or activities described in clauses (i) through (xii) of this Section 10.7.

10.8 Fixed Charge Coverage Ratio. The Borrower will not permit the Designated Fixed Charge Coverage Ratio for any Test Period to be lower than 1.00 to 1.00; provided that such Designated Fixed Charge Coverage Ratio will only be tested (a) on the date on which a Covenant Trigger Period begins, as of the last day of the Test Period ending immediately prior to the date on which such Covenant Trigger Period shall have commenced and (b) as of the last day of each Test Period thereafter until such Covenant Trigger Period is no longer continuing.

Section 11. Events of Default and Remedies.

11.1 Events of Default. Any of the following from and after the Closing Date shall constitute an event of default (each an “Event of Default”):

(a) Payments. Any Borrower shall (i) default in the payment when due of any principal of the Loans or (ii) default, and such default shall continue for five or more Business Days, in the payment when due of any interest on the Loans or the reimbursement with respect to any L/C Disbursement or in the payment of any Fees or of any other amounts owing hereunder or under any other Credit Document ; or

(b) Representations, Etc. Any representation, warranty or statement made or deemed made by any Credit Party (i) herein or in any other Credit Document or any certificate or document delivered pursuant hereto or thereto or (ii) contained in any Borrowing Base Certificate with respect to the Borrowing Base, shall, in each case, prove to have been false or misleading in any material respect when so made or deemed made, and, with respect to clause (ii) above only, such default shall continue unremedied for a period of three (3) Business Days; or

(c) Covenants. Any Credit Party shall:

(i) default in the due performance or observance by it of any term, covenant or agreement contained in Section 9.1(e)(i), Section 9.5 (solely with respect to Holdings or any Borrower) or Section 10; provided that any Event of Default in respect of Section 9.1(e)(i) shall be automatically deemed to be cured upon delivery of the relevant notice thereunder; provided, further, that any Event of Default under Section 10.8 is subject to cure as provided in Section 11.4 and an Event of Default with respect to such Section shall not occur until the expiration of the 10th Business Day subsequent to the date the relevant financial statements are required to be delivered for the applicable fiscal quarter pursuant to Section 9.1(a) or (b) (such period, the “Cure Period”); or

(ii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 11.1(a) or (b) or clause (i) of this Section 11.1(c)) contained in this Agreement or any Security Document and such default shall continue unremedied for a period of (x) in the case of Section 9.1(j) or Section 9.18, three (3) Business Days and (y) otherwise, at least 30 days after receipt of written notice by the Borrower from the Administrative Agent or the Required Lenders; or

(d) Default Under Other Agreements. (i) Holdings, any Borrower or any of the Restricted Subsidiaries shall (1) fail to make any payment with respect to any Indebtedness (other than the Obligations) in excess of the greater of (x) $45,750,000 and (y) 20% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) in the aggregate (such Indebtedness, “Material Indebtedness”), for Holdings, such Borrowers and such Restricted Subsidiaries, beyond the period of grace and following all required notices, if any, provided in the instrument or agreement under which such Indebtedness was created or (2) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist (after giving effect to all applicable grace periods and delivery of all required notices) (other than, with respect to Indebtedness consisting of any Hedge Agreements, termination events or equivalent events pursuant to the terms of such Hedge Agreements (it being understood that clause (i) shall apply to any failure to make any payment in excess of the greater of (x) $45,750,000 and (y) 20% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) that is required as a result of any such termination or similar event and that is not otherwise being contested in good faith)), the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, any such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; provided that this clause (i) shall not apply to secured Indebtedness that becomes due as a result of the sale, transfer or other disposition (including as a result of a casualty or condemnation event) of the property or assets securing such Indebtedness (to the extent such sale, transfer or other disposition is not prohibited under this Agreement), or (ii) without limiting the provisions of clause (i) above, any such Indebtedness shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment or as a mandatory prepayment (and, with respect to Indebtedness consisting of any Hedge Agreements, other than due to a termination event or equivalent event pursuant to the terms of such Hedge Agreements (it being understood that clause (i)(1) above shall apply to any failure to make any payment in excess of the greater of (x) $45,750,000 and (y) 20% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) that is required as a result of any such termination or equivalent event and that is not otherwise being contested in good faith)), prior to the stated maturity thereof; provided that this clause (ii) shall not apply to (x) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness, (y) Indebtedness which is convertible into Qualified Stock and converts to Qualified Stock in accordance with its terms and such conversion is not prohibited hereunder, or (z) any breach or default that is (I) remedied by Holdings, the applicable Borrower or the applicable Restricted Subsidiary or (II) waived (including in the form of amendment) by the required holders of the applicable item of Indebtedness, in either case, prior to the acceleration of Loans pursuant to this Section 11; or

(e) Bankruptcy, Etc. Except as otherwise permitted by Section 10.3, Holdings, any Borrower or any Significant Subsidiary shall commence a voluntary case, proceeding or action concerning itself under Title 11 of the United States Code entitled “Bankruptcy” as now or hereafter in effect, or any successor thereto (collectively, the “Bankruptcy Code”) or under any other applicable Bankruptcy Law; or an involuntary case, proceeding or action is commenced against Holdings, any Borrower or any Significant Subsidiary under the Bankruptcy Code or any other applicable Bankruptcy Law and the petition is not controverted within 60 days after the filing of a petition to commence such case, proceeding or action; or an involuntary case, proceeding or action is commenced against Holdings, any Borrower or any Significant Subsidiary under the Bankruptcy Code or any other applicable Bankruptcy Law and the petition is not dismissed within 60 days after commencement of the case, proceeding or action; or a custodian (as defined in the Bankruptcy Code), judicial manager, compulsory manager, receiver, receiver manager, trustee, liquidator, administrator, administrative receiver or similar Person is appointed for, or takes charge of, all or substantially all of the property of Holdings, any Borrower or any Significant Subsidiary; or Holdings, any Borrower or any Significant Subsidiary commences any other voluntary proceeding or action under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, winding-up, administration or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Holdings, any Borrower or any Significant Subsidiary; or there is commenced against Holdings, any Borrower or any Significant Subsidiary any such proceeding or action that remains undismissed for a period of 60 days; or Holdings, any Borrower or any Significant Subsidiary is adjudicated bankrupt; or any order of relief or other order approving any such case or proceeding or action is entered; or Holdings, any Borrower or any Significant Subsidiary suffers any appointment of any custodian receiver, receiver manager, trustee, administrator or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or Holdings, any Borrower or any Significant Subsidiary makes a general assignment for the benefit of its creditors; or

(f) ERISA. (i) An ERISA Event or a Foreign Plan Event shall have occurred, (ii) a trustee shall be appointed by a United States district court to administer any Pension Plan(s), (iii) the PBGC shall institute proceedings to terminate any Pension Plan(s), or (iv) any Credit Party or any of their respective ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan that it has incurred or will be assessed Withdrawal Liability to such Multiemployer Plan and such entity does not have reasonable grounds for contesting such Withdrawal Liability or is not contesting such Withdrawal Liability in a timely and appropriate manner, and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions, if any, would reasonably be expected to result in a Material Adverse Effect; or

(g) Guarantee. Other than as expressly permitted hereunder, any Guarantee provided by any Credit Party or any material provision thereof shall, subject to the Legal Reservations, cease to be in full force or effect (other than pursuant to the terms hereof and thereof) or any such Guarantor thereunder or any other Credit Party shall deny or disaffirm in writing any such Guarantor’s obligations under the U.S. Collateral Agreement or any other Guarantee; or

(h) [Reserved];

(i) Security Documents. Other than as expressly permitted hereunder, any Security Document pursuant to which (1) the Capital Stock or Stock Equivalents of the Borrowers or any Material Subsidiary is pledged or (2) the assets of Holdings, the Borrowers or any Material Subsidiary are pledged as Collateral or any material provision thereof shall, subject to the Legal Reservations, cease to be in full force or effect or create a valid and perfected Lien, with the priority required by this Agreement, the Security Documents and the ABL Intercreditor Agreement, on and security interest in a material portion of the Collateral (in each case, other than pursuant to the terms hereof or thereof or solely as a result of acts or omissions of the Collateral Agent (including as a result of the Collateral Agent’s failure to file a Uniform Commercial Code continuation statement)) or any grantor thereunder or any Credit Party shall deny or disaffirm in writing any grantor’s obligations under such Security Document; or

(j) Judgments. One or more final judgments or decrees shall be entered against any Borrower or any of the Restricted Subsidiaries involving a liability in excess of the greater of (x) $45,750,000 and (y) 20% of Consolidated EBITDA for the most recently ended Test Period (calculated on a Pro Forma Basis) in the aggregate for all such judgments and decrees for the Borrowers and the Restricted Subsidiaries (to the extent not covered by insurance or indemnities as to which the applicable insurance company or third party has not denied coverage) and any such judgments or decrees shall not have been satisfied, vacated, discharged or stayed or bonded pending appeal within 60 days after the entry thereof; or

(k) Change of Control. A Change of Control shall occur.

11.2 Remedies Upon Event of Default. If an Event of Default occurs and is continuing, the Administrative Agent shall, upon the written request of the Required Lenders, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against Holdings and the Borrowers, except as otherwise specifically provided for in this Agreement (provided that, if an Event of Default specified in Section 11.1(e) shall occur with respect to the Borrowers or Holdings, the result that would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i), (ii) and (iii) below shall occur automatically without the giving of any such notice): (i) declare the Commitments terminated, whereupon the Commitments of each Lender shall forthwith terminate immediately and any Fees theretofore accrued shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest and fees in respect of all Loans and all Obligations to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower to the extent permitted by applicable law; (iii) terminate any Letter of Credit that may be terminated in accordance with its terms; and/or (iv) direct the Borrowers to pay (and each Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 11.1(e) with respect to such Borrower, it will pay) to the Administrative Agent at the Administrative Agent’s Office such additional amounts of cash, to be held as security for such Borrower’s respective reimbursement obligations for unreimbursed drawings under Letters of Credit that may subsequently occur thereunder, equal to the aggregate Stated Amount of all Letters of Credit issued and then outstanding. In the case of an Event of Default under Section 11.1(c)(i) in respect of a failure to observe or perform the covenant under Section 10.8, the actions previously described will be permitted to occur only following the expiration of the ability to effectuate the Cure Right.

11.3 Application of Proceeds. Subject to the terms of the Intercreditor Agreement and, after the exercise of remedies provided for in Section 11.2 (or after the Loans have automatically become immediately due and payable as set forth in Section 11.2 and the Commitments have been terminated), any amounts received on account of the Obligations shall be applied by the Administrative Agent pursuant to Section 5.02 of the U.S. Collateral Agreement, Clause 4 (Application of Proceeds) of the U.K. Security Trust Deed or Clause 19 (Application of Proceeds) of the Gibraltar Security Agreement, as applicable.

Notwithstanding the foregoing, amounts received from any Guarantor that is not an “Eligible Contract Participant” (as defined in the Commodity Exchange Act) shall not be applied to its Obligations that are Excluded Swap Obligations.

11.4 Equity Cure. Notwithstanding anything to the contrary contained in this Section 11, in the event that the Borrower fails to comply with the requirement of the financial covenant set forth in Section 10.8, from the beginning of any fiscal period after the Closing Date until (i) with respect to a breach of the financial covenant set forth in Section 10.8 that occurs on the date that such financial covenant is triggered, the expiration of the 10th Business Day after such trigger date and (ii) otherwise, the date that is ten (10) consecutive days following the date financial statements referred to in Sections 9.1(a) or (b) are required to be delivered in respect of such fiscal period for which such financial covenant is being measured, any holder of Capital Stock or Stock Equivalents of Holdings or any Parent Entity shall have the right to cure such failure (the “Cure Right”) by causing cash net equity proceeds derived from an issuance of Capital Stock or Stock Equivalents (other than Disqualified Stock, unless reasonably satisfactory to the Administrative Agent) by Holdings (or from a contribution to the common equity capital of Holdings) to be contributed, directly or indirectly, as cash common equity to the Borrower, and upon receipt by the Borrower of such cash contribution (such cash amount being referred to as the “Cure Amount”) pursuant to the exercise of such Cure Right, such financial covenant shall be recalculated giving effect to the following pro forma adjustments:

(a) Consolidated EBITDA shall be increased, solely for the purpose of determining the existence of an Event of Default resulting from a breach of the financial covenant set forth in Section 10.8 with respect to any period of four consecutive fiscal quarters that includes the fiscal quarter for which the Cure Right was exercised and not for any other purpose under this Agreement, by an amount equal to the Cure Amount;

(b) Consolidated Total Debt shall be decreased for purposes of determining compliance with Section 10.8 solely to the extent proceeds of the Cure Amount are actually applied to prepay Revolving Loans prior to the end of the applicable fiscal period; and

(c) if, after giving effect to the foregoing recalculations, the Borrower shall then be in compliance with the requirements of the financial covenant set forth in Section 10.8 (calculated on a Pro Forma Basis), the Borrower shall be deemed to have satisfied the requirements of the financial covenant set forth in Section 10.8 as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of such financial covenants that had occurred shall be deemed cured for the purposes of this Agreement; provided that (i) in each period of four consecutive fiscal quarters there shall be at least one fiscal quarter in which no Cure Right is made, (ii) there shall be a maximum of five Cure Rights made during the term of this Agreement, (iii) each Cure Amount shall be no greater than the amount expected to be required to cause the Borrower to be in compliance with the financial covenant set forth in Section 10.8; and (iv) all Cure Amounts shall be disregarded for the purposes of any financial ratio determination under the Credit Documents other than for determining compliance with Section 10.8.

Section 12. The Agents.

12.1 Appointment.

(a) Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Credit Documents and irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The provisions of this Section 12 (other than Section 12.1(c) with respect to the Joint Lead Arrangers and Bookrunners and Sections 12.1, 12.9, 12.11 and 12.12 with respect to the Borrowers) are solely for the benefit of the Agents and the Lenders, none of Holdings, the Borrowers or any other Credit Party shall have rights as third party beneficiary of any such provision. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Administrative Agent. In performing its functions and duties hereunder, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Holdings, the Borrowers or any of their respective Subsidiaries.

(b) The Administrative Agent, each Lender, the Swingline Lender and the Letter of Credit Issuer hereby irrevocably designate and appoint the Collateral Agent as the agent with respect to the Collateral, and each of the Administrative Agent, each Lender, the Swingline Lender and the Letter of Credit Issuer irrevocably authorizes the Collateral Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Collateral Agent is appointed as a trustee under the English law security documents and declares that it shall hold the security interests constituted by the English law security documents on trust for the Secured Parties. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with any of the Administrative Agent, the Lenders, the Swingline Lender or the Letter of Credit Issuer and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Collateral Agent.

(c) Each of the Joint Lead Arrangers and Bookrunners each in its capacity as such, shall not have any obligations, duties or responsibilities under this Agreement but shall be entitled to all benefits of this Section 12.

12.2 Delegation of Duties. The Administrative Agent and the Collateral Agent may each execute any of its duties under this Agreement and the other Credit Documents by or through agents, sub-agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither the Administrative Agent nor the Collateral Agent shall be responsible for the negligence or misconduct of any agents, sub-agents or attorneys-in-fact selected by it in the absence of its gross negligence or willful misconduct (as determined in the final non-appealable judgment of a court of competent jurisdiction).

12.3 Exculpatory Provisions. No Agent nor any of its officers, directors, employees, agents, sub-agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by any of them under or in connection with this Agreement or any other Credit Document (except for its or such Person’s own gross negligence or willful misconduct, as determined in the final non-appealable judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein) or (b) responsible in any manner to any of the Lenders or any participant for any recitals, statements, representations or warranties made by any Credit Party or any officer thereof contained in this Agreement or any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by such Agent under or in connection with, this Agreement or any other Credit Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document, or the creation, perfection or priority of any Lien or security interest created or purported to be created under the Security Documents, the value or sufficiency of the Collateral, or for any failure of any Credit Party to perform its obligations hereunder or thereunder. No Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of any Credit Party or any Affiliate thereof. The Collateral Agent shall not be under any obligation to the Administrative Agent or any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of any Credit Party. Without limiting the generality of the foregoing, (a) no Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent is instructed in writing to exercise by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 13.1(a)), provided that no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Credit Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any debtor relief law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any debtor relief law and (b) except as expressly set forth in the Credit Documents, no Agent shall have any duty to disclose, nor shall it be liable for the failure to disclose, any information relating to Holdings, the Borrowers or any of the other Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent and/or Collateral Agent or any of its Affiliates in any capacity. Notwithstanding anything to the contrary in this Agreement, it is understood and agreed that the Administrative Agent shall have no responsibility or liability to determine or monitor whether any Lender, potential Lender or Participant is a Disqualified Lender or a Disqualified Person.

12.4 Reliance by Agents. The Administrative Agent and the Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or instruction believed by it (in good faith) to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to Holdings and the Borrower), independent accountants and other experts selected by the Administrative Agent or the Collateral Agent. The Administrative Agent may deem and treat the Lender specified in the Register with respect to any amount owing hereunder as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent and the Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the

Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent and the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans; provided that the Administrative Agent and the Collateral Agent shall not be required to take any action that, in its opinion or in the opinion of its counsel, may expose it to liability or that is contrary to any Credit Document or applicable law.

12.5 Notice of Default. Neither the Administrative Agent nor the Collateral Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent or the Collateral Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” In the event that the Administrative Agent receives such a notice, it shall give notice thereof to the Lenders and the Collateral Agent. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders except to the extent that this Agreement requires that such action be taken only with the approval of the Required Lenders or each of the Lenders, as applicable.

12.6 Non-Reliance on Administrative Agent, Collateral Agent, and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor the Collateral Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent or the Collateral Agent hereinafter taken, including any review of the affairs of any Credit Party, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Collateral Agent to any Lender, the Swingline Lender or the Letter of Credit Issuer. Each of the Lenders, the Swingline Lender and the Letter of Credit Issuer represents to the Administrative Agent and the Collateral Agent that it has, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Holdings, the Borrowers and each other Credit Party and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of Holdings, the Borrowers and any other Credit Party. Except for notices, reports, and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, neither the Administrative Agent nor the Collateral Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, assets, operations, properties, financial condition, prospects or creditworthiness of Holdings, the Borrowers or any other Credit Party that may come into the possession of the Administrative Agent or the Collateral Agent any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates.

12.7 Indemnification. The Lenders agree to severally indemnify each Agent in its capacity as such (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably according to their respective portions of the Global Exposure in effect on the date on which indemnification is sought (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their respective portions of the Global Exposure in effect immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind whatsoever that may at any time (including at any time following the payment of the Loans) be imposed on, incurred by or asserted against an Agent in any way relating to or arising out of the Commitments, this Agreement, any of the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent or the Collateral Agent under or in connection with any of the foregoing; provided that no Lender shall be liable to an Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent’s gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction; provided, further, that no action taken by the Administrative Agent in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Credit Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 12.7. In the case of any investigation, litigation or proceeding giving rise to any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time occur (including at any time following the payment of the Loans), this Section 12.7 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse each Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorneys’ fees) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice rendered in respect of rights or responsibilities under, this Agreement, any other Credit Document, or any document contemplated by or referred to herein, to the extent that such Agent is not reimbursed for such expenses by or on behalf of Holdings or the Borrower; provided that such reimbursement by the Lenders shall not affect Holdings’ or the Borrower’s continuing reimbursement obligations with respect thereto. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided, in no event shall this sentence require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s pro rata portion thereof; and provided, further, this sentence shall not be deemed to require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement resulting from such Agent’s gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. The agreements in this Section 12.7 shall survive the payment of the Loans and all other amounts payable hereunder. The indemnity provided to each Agent under this Section 12.7 shall also apply to such Agent’s respective Affiliates, directors, officers, members, controlling persons, employees, trustees, investment advisors and agents and successors.

12.8 Agents in Their Individual Capacities. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Credit Party as though such Agent were not an Agent hereunder and under the other Credit Documents. With respect to the Loans made by it, each Agent shall have the same rights and powers under this Agreement and the other Credit Documents as any Lender and may exercise the same as though it were not an Agent, and the terms Lender and Lenders shall include each Agent in its individual capacity.

12.9 Successor Agents.

(a) Each of the Administrative Agent and the Collateral Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, subject to the consent of the Borrower (not to be unreasonably withheld or delayed) so long as no Event of Default under Sections 11.1(a) or 11.1(e) is continuing, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States (other than any Disqualified Lender). If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation (the “Resignation Effective Date”), then the retiring Agent may on behalf of the Lenders, appoint a successor Agent meeting the qualifications set forth above (including receipt of the Borrower’s consent); provided that in no event shall any such successor Administrative Agent be a Defaulting Lender or Disqualified Lender, and further provided that if the Administrative Agent or the Collateral Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice.

(b) If the Person serving as the Administrative Agent is a Defaulting Lender pursuant to clause (v) of the definition of Lender Default, the Required Lenders may to the extent permitted by applicable law, subject to the consent of the Borrower (not to be unreasonably withheld or delayed), by notice in writing to the Borrower and such Person remove such Person as the Administrative Agent and, in consultation with the consent of the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders (with the consent of the Borrower as required above) and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders and the Borrower) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable), (1) the retiring or removed agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents (except that in the case of any collateral security held by the Collateral Agent on behalf of the Lenders or the Letter of Credit Issuer under any of the Credit Documents, the retiring or removed Collateral Agent shall continue to hold such collateral security as nominee until such time as a successor Collateral Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the retiring or removed Administrative Agent shall instead be made by or to each Lender and the Letter of Credit Issuer directly, until such time as the Required Lenders appoint a successor Agent as provided for above in this paragraph (and otherwise subject to the terms above). Upon the acceptance of a successor’s appointment as the Administrative Agent or the Collateral Agent, as the case may be, hereunder, and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Security Documents, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) or removed Agent, and the retiring or removed Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents (if not already discharged therefrom as provided above in this Section 12.9). Except as provided above, any resignation or removal of Citibank, N.A. as the Administrative Agent pursuant to this Section 12.9 shall also constitute the resignation or removal of Citibank, N.A. as the Collateral Agent. The fees payable by the Borrower (following the effectiveness of such appointment) to such Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Agent’s resignation or removal hereunder and under the other Credit Documents, the provisions of this Section 12 (including Section 12.7) and Section 13.5 shall continue in effect for the benefit of such retiring or removed Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Agent was acting as an Agent.

(d) Any resignation by or removal of Citibank, N.A. as the Administrative Agent pursuant to this Section 12.9 shall also constitute its resignation or removal as Swingline Lender and Letter of Credit Issuer. Upon the acceptance of a successor’s appointment as the Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Swingline Lender and Letter of Credit Issuer, (b) the retiring Swingline Lender and Letter of Credit Issuer shall be discharged from all of their respective duties and obligations hereunder or under the other Credit Documents, and (c) the successor Swingline Lender and Letter of Credit Issuer shall issue letters of credit in substitution for the Letters of Credit issued by such Affiliate of the Administrative Agent or the Administrative Agent, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Letter of Credit Issuer to effectively assume the obligations of the retiring Letter of Credit Issuer with respect to such Letters of Credit.

12.10 Withholding Tax. To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender under any Credit Document an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any other Governmental Authority of the United States or any other jurisdiction asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances that rendered the exemption from, or reduction of, withholding Tax ineffective) or if the Administrative Agent reasonably determines that a payment was made to a Lender pursuant to this Agreement without deduction of applicable withholding Tax from such payment, such Lender shall indemnify the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by any applicable Credit Party and without limiting the obligation of any applicable Credit Party to do so), fully for all amounts paid, directly or indirectly, by the Administrative Agent or as Tax or otherwise, including penalties, additions to Tax and interest, together with all expenses incurred, including legal expenses, allocated staff costs and any out-of-pocket expenses. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Credit Document against any amount due to the Administrative Agent under this Section 12.10. The agreements in Section 12.10 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. For the avoidance of doubt, for purposes of this Section 12.10, the term Lender includes the Swingline Lender and the Letter of Credit Issuer.

12.11 Administrative Agent May File Proofs of Claim; Credit Bidding. In case of the pendency of any proceeding under any Bankruptcy Law or any other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Agents (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Agents and their respective agents and counsel and all other amounts due the Lenders and the Agents under Sections 4.1 and 6.7 and 13.5) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 4.1 and 13.5.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender or in any such proceeding.

The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Credit Party is subject or (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any Requirements of Law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in of Section 13.1(a) of this Agreement), (iii) the Administrative Agent shall be authorized to assign the relevant Obligations to any such acquisition vehicle pro rata by the Lenders, as a result of which each of the Lenders shall be deemed to have received a pro rata portion of any Equity Interests and/or debt instruments issued by such an acquisition vehicle on account of the assignment of the Obligations to be credit bid, all without the need for any Secured Party or acquisition vehicle to take any further action, and (iv) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.

12.12 Agents Under Security Documents and Guarantee. Each Secured Party hereby further authorizes the Administrative Agent or the Collateral Agent, as applicable, on behalf of and for the benefit of the Secured Parties, to be the agent for and representative of the Secured Parties with respect to the Collateral and the Security Documents. Subject to Section 13.1(b), without further written consent or authorization from any Secured Party, the Administrative Agent or the Collateral Agent, as applicable, may execute any documents or instruments necessary to (a) release any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent (or any sub-agent thereof) under any Credit Document (i) upon Termination Date, (ii) that is sold or transferred as part of or in connection with any sale or other transfer permitted hereunder to a Person that is not a Credit Party or in connection with the designation of any (x) Restricted Subsidiary as an Unrestricted Subsidiary or (y) Designated Guarantor as an Excluded Subsidiary, (iii) if the property subject to such Lien is owned by a Guarantor, upon the release of such Guarantor from its Guarantee otherwise in accordance with the Credit Documents, (iv) as to the extent provided in the Security Documents, (v) that constitutes Excluded Collateral or Excluded Stock and Stock Equivalents or (vi) if approved, authorized or ratified in writing in accordance with Section 13.1; (b) release any Guarantor (other than Holdings) from its obligations under the U.S. Collateral Agreement or other such Guarantee if such Person ceases to be a Restricted Subsidiary (or becomes an Excluded Subsidiary) as a result of a transaction or designation permitted hereunder; (c) subordinate any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Credit Document to the holder of any Lien permitted under clause (vi) (solely with respect to Section 10.1(d)) or clause (ix) of the definition of Permitted Lien; and (d) enter into subordination or intercreditor agreements with respect to Indebtedness to the extent the Administrative Agent or the Collateral Agent is otherwise contemplated herein as being a party to such intercreditor or subordination agreement, including the ABL Intercreditor Agreement.

The Collateral Agent shall have its own independent right to demand payment of the amounts payable by the Borrower under this Section 12.11, irrespective of any discharge of the Borrower’s obligations to pay those amounts to the other Lenders resulting from failure by them to take appropriate steps in insolvency proceedings affecting the Borrower to preserve their entitlement to be paid those amounts.

Any amount due and payable by the Borrower to the Collateral Agent under this Section 12.11 shall be decreased to the extent that the other Lenders have received (and are able to retain) payment in full of the corresponding amount under the other provisions of the Credit Documents and any amount due and payable by the Borrower to the Collateral Agent under those provisions shall be decreased to the extent that the Collateral Agent has received (and is able to retain) payment in full of the corresponding amount under this Section 12.11.

12.13 Right to Realize on Collateral and Enforce Guarantee. Anything contained in any of the Credit Documents to the contrary notwithstanding, the Borrower, the Agents, and each Secured Party hereby agree that (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the U.S. Collateral Agreement or other such Guarantee, it being understood and agreed that all powers, rights, and remedies hereunder may be exercised solely by the Administrative Agent, on behalf of the Secured Parties in accordance with the terms hereof and all powers, rights, and remedies under the Security Documents may be exercised solely by the Collateral Agent, and (ii) in the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Collateral Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Collateral Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Collateral Agent at such sale or other disposition. No holder of Secured Hedge Obligations or Secured Cash Management Obligations shall have any rights in connection with the management or release of any Collateral or of the obligations of Holdings (if applicable) or any Credit Party under this Agreement. No holder of Secured Hedge Obligations or Secured Cash Management Obligations that obtains the benefits of any Guarantee or any Collateral by virtue of the provisions hereof or of any other Credit Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Credit Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender or Agent and, in such case, only to the extent expressly provided in the Credit Documents. Notwithstanding any other provision of this Agreement to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Hedge Agreements and Secured Cash Management Agreements, unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be.

12.14 Intercreditor Agreements Govern. The Administrative Agent, the Collateral Agent, and each Lender (a) hereby agrees that it will be bound by and will take no actions contrary to the provisions of any intercreditor agreement entered into pursuant to the terms hereof, (b) hereby authorizes and instructs the Administrative Agent and the Collateral Agent to enter into each intercreditor agreement (including the ABL Intercreditor Agreement) entered into pursuant to the terms hereof and to subject the Liens securing the Obligations to the provisions thereof, (c) hereby authorizes and instructs the Administrative Agent and the Collateral Agent to enter into any intercreditor agreement that includes, or to amend any then existing intercreditor agreement to provide for, the terms described in the definition of Permitted Other Indebtedness and (d) hereby consents to the subordination of the Liens on the Collateral other than ABL Priority Collateral securing the Obligations on the terms set forth in the ABL Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of each such intercreditor agreement (including the ABL Intercreditor Agreement and this Agreement, the provisions of such intercreditor agreement shall control.

12.15 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable, and the conditions of such exemption are satisfied, with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement and (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14.

(b) In addition, unless subclause (i) in the immediately preceding clause (a) is true with respect to a Lender, such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Document or any documents related hereto or thereto).

Section 13. Miscellaneous.

13.1 Amendments, Waivers, and Releases.

(a) (i) No failure or delay of any Agent, any Letter of Credit Issuer or any Lender in exercising any right or power hereunder or under any Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of each Agent, each Letter of Credit Issuer and the Lenders hereunder and under the other Credit Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Credit Document or consent to any departure by the Borrowers therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrowers in any case shall entitle such Person to any other or further notice or demand in similar or other circumstances.

(ii) Neither this Agreement nor any other Credit Document nor any provision hereof or thereof may be waived, amended or modified except (x) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders, and (y) in the case of any other Credit Document, pursuant to an agreement or agreements in writing entered into by each party thereto and the applicable Agent and consented to by the Required Lenders; provided, however, that no such agreement shall:

(A) decrease or forgive the principal amount of, or extend the final maturity of, or decrease the rate of interest on, any Loan or any L/C Disbursement, or extend the stated expiration of any Letter of Credit beyond the Maturity Date, without the prior written consent of each Lender directly affected thereby, except as provided in Section 3.2; provided that any amendment to the financial covenant definitions in this Agreement shall not constitute a reduction in the rate of interest for purposes of this clause (A),

(B) increase or extend the Commitment of any Lender (other than with respect to any Incremental Revolving Facility pursuant to Section 2.14 in respect of which such Lender has agreed to be an Incremental Revolving Lender) or decrease the Commitment Fee, Letter of Credit Issuer Fees or L/C Participation Fees or other fees of any Lender, Agent or Letter of Credit Issuer without the prior written consent of such Lender, Agent or Letter of Credit Issuer (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the aggregate Commitments shall not constitute an increase of the Commitments of any Lender),

(C) decrease the fees of any Lender or Agent without the prior written consent of such Lender or Agent, as applicable,

(D) extend any date on which payment of interest on any Loan or any L/C Disbursement or any Fees is due, without the prior written consent of each Lender adversely affected thereby,

(E) amend the provisions of Section 5.02 of the U.S. Collateral Agreement, or any analogous provision of any other Security Document, in a manner that would by its terms alter the pro rata sharing of payments required thereby, without the prior written consent of each Lender adversely affected thereby,

(F) amend or modify the provisions of this Section 13.1(a) or the definition of the terms “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the prior written consent of each Lender adversely affected thereby (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Loans and Commitments are included on the Initial Closing Date),

(G) release all or substantially all the Collateral or release any of Holdings or all or substantially all of the Borrowers from their respective Guarantees under applicable Security Documents, unless, in the case of a Credit Party (other than Holdings and the Borrower), all or substantially all the Equity Interests of such Credit Party is sold or otherwise disposed of in a transaction permitted by this Agreement, without the prior written consent of each Lender;

(H) effect any waiver, amendment or modification that by its terms adversely affects the rights in respect of payments or collateral of Lenders participating in any ABL Facility differently from those of Lenders participating in another ABL Facility, without the consent of the Required Lenders participating in the adversely affected Facility (it being agreed that the Required Lenders may waive, in whole or in part, any prepayment or Commitment reduction required by Sections 5.1 and 5.2 so long as the application of any prepayment or Commitment reduction still required to be made is not changed);

(I) change the definition of the term “U.K. Borrowing Base” or “U.S. Borrowing Base” or any component definition of any thereof (including the definitions of “Eligible Concession Accounts” or “Eligible Inventory”), in each case the effect of which change would increase amounts available to be borrowed, except with the consent of Lenders having Global Exposure and unused Commitments representing more than 66-2/3% of the sum of the aggregate Global Exposure and such unused Commitments of all Lenders at such time; provided that (A) the foregoing shall not limit the discretion of the Administrative Agent to change, establish or limit Availability Reserves without the consent of any Lender and (B) notwithstanding the lead-in to this Section 13.1(a), the consent of the Required Lenders shall not be required to make any change described in this clause (ix); and/or

(J) make changes to the order of application of funds or any related definitions (as used therein) or amounts payable to any Agent or any Lender specified in Section 11.3 of this Agreement, Section 5.02 of the U.S. Collateral Agreement, Clause 4 of the U.K. Security Trust Deed, Section 19 of each U.K. Security Agreement or Clause 19 (Application of Proceeds) of the Gibraltar Security Agreement, as applicable, in each case without the prior written consent of each Lender adversely affected thereby;

provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of any Agent or a Letter of Credit Issuer or the Swingline Lender hereunder without the prior written consent of any Agent or such Letter of Credit Issuer or the Swingline Lender, as applicable, acting as such at the effective date of such agreement, as applicable. Each Lender shall be bound by any waiver, amendment or modification authorized by this Section 13.1(a) and any consent by any Lender pursuant to this Section 13.1(a) shall bind any assignee of such Lender.

(iii) Without the consent of any Lender or Letter of Credit Issuer, the Credit Parties and the Administrative Agent may (in their respective sole discretion, or shall, to the extent required by any Credit Document) enter into any amendment, modification or waiver of any Credit Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties, or as required by local law to give effect to, or protect any security interest for the benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable law.

(iv) Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent, Holdings and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Credit Documents with the Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders.

(v) Notwithstanding the foregoing, technical and conforming modifications to the Credit Documents and modifications necessary to correct obvious errors and/or omissions may be made with the consent of the Borrower and the Administrative Agent. The Administrative Agent may also amend Schedule 1.01(a) hereto to reflect assignments entered into pursuant to Section 13.6 and incurrences of Incremental Revolving Loans pursuant to Section 2.14 or reductions or terminations of Commitments.

(vi) Notwithstanding the foregoing, the conditions precedent to any extension of credit after the Closing Date set forth in Section 6 may be waived or modified by the Required Lenders.

(b) The Lenders hereby irrevocably agree that the Liens granted to the Collateral Agent by the Credit Parties on any Collateral shall be automatically released (i) in full, upon the termination of this Agreement the payment of all Obligations (except for (w) contingent indemnification obligations in respect of which a claim has not yet been made, (x) Secured Hedge Obligations, (y) Secured Cash Management Obligations) and (z) cash collateralized Letters of Credit pursuant to arrangements reasonably acceptable to the applicable Letter of Credit Issuer) (the “Termination Date”), (ii) upon the sale or other disposition of such Collateral (including as part of or in connection with any other sale or other disposition permitted hereunder) to any Person other than another Credit Party, to the extent such sale or other disposition is made in compliance with the terms of this Agreement (and the Collateral Agent may rely conclusively on a certificate to that effect provided to it by any Credit Party upon its reasonable request without further inquiry), (iii) to the extent such Collateral is comprised of property leased to a Credit Party, upon termination or expiration of such lease, (iv) in connection with the designation of any (x) Restricted Subsidiary as an Unrestricted Subsidiary or (y) Designated Guarantor as an Excluded Subsidiary, (iv) if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders (or such other percentage of the Lenders whose consent may be required in accordance with this Section 13.1), (v) to the extent the property constituting such Collateral is owned by any Guarantor, upon the release of such Guarantor from its obligations under the applicable Guarantee (in accordance with the second following sentence), (vi) as required to effect any sale or other disposition of Collateral in connection with any exercise of remedies of the Collateral Agent pursuant to the Security Documents, and (vii) if such assets constitute Excluded Collateral or Excluded Stock and Stock Equivalents or are otherwise not required to constitute Collateral pursuant to the Agreed Security Principles. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those being released) upon (or obligations (other than those being released) of the Credit Parties in respect of) all interests retained by the Credit Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral except to the extent otherwise released in accordance with the provisions of the Credit Documents. Additionally, the Lenders hereby irrevocably agree that any Restricted Subsidiary that is a Guarantor shall be released from the Guarantees upon consummation of any transaction not prohibited hereunder resulting in such Subsidiary ceasing to constitute a Restricted Subsidiary or becoming an Excluded Subsidiary. The Lenders hereby authorize the Administrative Agent and the Collateral Agent, as applicable, to execute and deliver any instruments, documents, and agreements necessary or desirable to evidence and confirm the release of any Guarantor or Collateral pursuant to the foregoing provisions of this paragraph, all without the further consent or joinder of any Lender. Notwithstanding anything in this Agreement or any Security Document to the contrary, the Administrative Agent may, in its sole discretion, grant extensions of time for the satisfaction of any of the requirements under Sections 9.11, 9.12, 9.14, 9.17 or any Security Documents in respect of any particular Collateral or any particular Subsidiary if it determines that the satisfaction thereof with respect to such Collateral or such Subsidiary cannot be accomplished without undue expense or unreasonable effort or due to factors beyond the control of Holdings and the Restricted Subsidiaries by the time or times at which it would otherwise be required to be satisfied under this Agreement or any Security Document.

13.2 Notices. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Credit Document shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to Holdings, the Borrower, the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer or the Swingline Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 13.2 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

(ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to Holdings, the Borrower, the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer and the Swingline Lender.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, three Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail, as set forth in Section 13.2(b); provided that notices and other communications to the Administrative Agent or the Lenders pursuant to Sections 2.3, 2.6, 2.9 and 5.1 shall not be effective until received.

13.3 No Waiver; Cumulative Remedies. Subject in all respects to Section 13.1(a), no failure to exercise and no delay in exercising, on the part of the Administrative Agent, the Collateral Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Credit Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law.

13.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Credit Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

13.5 Payment of Expenses; Indemnification.

(a) Each of Holdings and the Borrower, jointly and severally, agree (i) to pay or reimburse each of the Agents (promptly upon written demand (with reasonably supporting detail if the Borrower shall so request)) for all their reasonable and documented out-of-pocket costs and expenses (without duplication) incurred in connection with the development, preparation, execution and delivery of, and any amendment, supplement, modification to, waiver and/or enforcement of this Agreement and the other Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, and in the case of legal fees and expenses limited to the reasonable fees, disbursements and other charges of Latham & Watkins LLP (or such other counsel as may be agreed by the Administrative Agent and the Borrower), and, if reasonably necessary, of a single firm of local counsel in each relevant local jurisdiction, other than allocated costs of in-house counsel, and such other counsel retained with the consent of the Borrower (such consent not to be unreasonably withheld or delayed), (ii) to pay or reimburse each Agent for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Credit Documents and any such other documents, and in the case of legal fees and expenses limited to the reasonable fees, disbursements and other charges of one firm of counsel to the Administrative Agent and the Collateral Agent, and, to the extent required, one firm or local counsel in each relevant local jurisdiction with the Borrower’s consent (such consent not to be unreasonably withheld or delayed) (which may include a single special counsel acting in multiple jurisdictions), and (iii) to pay, indemnify and hold harmless each Lender, each Agent and their respective Related Indemnified Persons (without duplication) (the “Indemnified Persons”) from and against any and all losses, claims, damages liabilities, obligations, demands, actions, judgments, suits, costs, expenses, disbursements or penalties of any nature whatsoever regardless of whether any such Indemnified Person is a party thereto and whether any such proceeding is brought by the Borrower or any other Person (and the reasonable and documented out-of-pocket fees, expenses, disbursements and other charges of one firm of counsel for all Indemnified Persons, taken as a whole (and, in the case of an actual or perceived conflict of interest where the Indemnified Person affected by such conflict notifies the Borrower of any existence of such conflict and in connection with the investigating or defending any of the foregoing (including the reasonable fees) has retained its own counsel, of another firm of counsel for such affected Indemnified Person), and to the extent required, one firm or local counsel in each relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions)) of any such Indemnified Person arising out of or relating to any claim, litigation, investigation or other proceeding (including any inquiry or investigation of the foregoing) (regardless of whether such Indemnified Person is a party thereto or whether or not such action, claim, litigation or proceeding was brought by the Borrower, any of its Subsidiaries or any other Person), arising out of, or with respect to the Transactions or to the execution, enforcement, delivery, performance and administration of this Agreement, the other Credit Documents and any such other documents, including any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law or any actual or alleged presence, Release or threatened Release of Hazardous Materials relating in any way to the Borrower or any of its Subsidiaries (all the foregoing in this clause (iii), collectively, the “Indemnified Liabilities”); provided that the Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities to the extent arising from (i) the gross negligence, bad faith or willful misconduct of such Indemnified Person or any of its Related Parties as determined in a final and non-appealable judgment of a court of competent jurisdiction, (ii) a material breach of the obligations of such Indemnified Person or any of its Related Indemnified Persons under the terms of this Agreement by such Indemnified Person or any of its Related Indemnified Persons as determined in a final and non-appealable judgment of a court of competent jurisdiction, (iii) in the case of any claim, litigation, investigation or other proceeding brought by a Credit Party or one of its permitted assignees against the relevant Indemnified Person, a breach of the obligations of such Indemnified Person as determined in a final and non-appealable judgment of a court of competent jurisdiction or (iv) any proceeding between and among Indemnified Persons that does not involve an act or omission by Holdings, the Borrower or the Restricted Subsidiaries; provided the Agents, to the extent acting in their capacity as such, shall remain indemnified in respect of such proceeding, to the extent that neither of the exceptions set forth in clause (i) or (ii) of the immediately preceding proviso applies to such person at such time. The agreements in this Section 13.5 shall survive repayment of the Loans and all other amounts payable hereunder. For purposes of this Section 13.5, all references to “Agents” shall be deemed to also include each “Joint Lead Arranger and Bookrunner”.

(b) No Credit Party nor any Indemnified Person shall have any liability for any special, punitive, indirect or consequential damages resulting from this Agreement or any other Credit Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date); provided that the foregoing shall not limit Holdings’ and the Borrower’s indemnification obligations to the Indemnified Persons pursuant to Section 13.5(a) in respect of damages incurred or paid by an Indemnified Person to a third party. No Indemnified Person shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby, except to the extent that such damages have resulted from the willful misconduct, bad faith or gross negligence of any Indemnified Person or any of its Related Parties as determined by a final and non-appealable judgment of a court of competent jurisdiction.

(c) Notwithstanding the foregoing, each Indemnified Person shall be obligated to refund or return any and all amounts paid by the Borrower under this Section 13.5. to such Indemnified Person for any losses, claims, damages, liabilities and expenses to the extent such Indemnified Person is not entitled to payment of such amounts in accordance with the terms hereof.

This Section 13.5 shall apply with respect to Taxes only to the extent they represent losses, claims, damages, etc., arising from any non-Tax claim.

13.6 Successors and Assigns; Participations and Assignments.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) except as expressly permitted by Section 10.3, the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 13.6. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in clause (c) of this Section 13.6) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer and the Lenders and each other Person entitled to indemnification under Section 13.5) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in clause (b)(ii) below and Section 13.7, any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) (including participations in Revolving L/C Exposure or Swingline Loans) with the prior written consent (such consent not to be unreasonably withheld or delayed; it being understood that, without limitation, the Borrower shall have the right to withhold its consent to any assignment if, in order for such assignment to comply with applicable law, the Borrower would be required to obtain the consent of, or make any filing or registration with, any Governmental Authority) of:

(A) the Borrower; provided that no consent of the Borrower shall be required for an assignment of Loans or Commitments to a Lender, an Affiliate of a Lender, an Approved Fund (as defined below), or to any assignee if an Event of Default under Section 11.1(a) or Section 11.1(e) (with respect to the Borrower) has occurred and is continuing; and

(B) the Administrative Agent (not to be unreasonably withheld or delayed), the Swingline Lender and the Letter of Credit Issuer.

Notwithstanding the foregoing, no such assignment shall be made to a natural Person, Disqualified Lender or Defaulting Lender. For the avoidance of doubt, the Administrative Agent shall not disclose, verbally or in writing, the list of entities that are Disqualified Lenders; provided that the Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to provide the list of entities that are Disqualified Lenders to each Lender requesting such list (so long as such Lender agrees to keep such list confidential).

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than, $1,000,000, unless each of the Borrower and the Administrative Agent otherwise consents (which consents shall not be unreasonably withheld or delayed); provided that no such consent of the Borrower shall be required if an Event of Default under Section 11.1(a) or Section 11.1(e) has occurred and is continuing; provided, further, that contemporaneous assignments by a Lender and its Affiliates or Approved Funds shall be aggregated for purposes of meeting the minimum assignment amount requirements stated above (and simultaneous assignments to or by two or more Related Funds shall be treated as one assignment), if any;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance via an electronic settlement system or other method reasonably acceptable to the Administrative Agent, together with a processing and recordation fee in the amount of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment; provided, further, that that only one such fee shall be due in respect of a simultaneous assignment to more than one Affiliate of a Lender or Approved Fund;

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire in a form approved by the Administrative Agent (the “Administrative Questionnaire”) and applicable tax forms (as required under Section 5.4(e)); and

(E) in no event may any Lender assign any portion of its Loans or Commitments to Holdings, the Borrowers or any of their Subsidiaries or any Affiliated Lender (other than an Affiliated Institutional Lender).

For the avoidance of doubt, the Administrative Agent bears no responsibility for tracking or monitoring assignments to or participations by any Affiliated Lender.

For the purposes of this Section 13.6, “Approved Fund” means any Person (other than a natural Person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

(iii) Subject to acceptance and recording thereof pursuant to clause (b)(v) of this Section 13.6, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.10, 2.11, 3.5, 5.4 and 13.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 13.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (c) of this Section 13.6. For the avoidance of doubt, in case of an assignment to a new Lender pursuant to this Section 13.6, (i) the Administrative Agent, the new Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the new Lender been an original Lender signatory to this Agreement with the rights and/or obligations acquired or assumed by it as a result of the assignment and to the extent of the assignment the assigning Lender shall each be released from further obligations under the Credit Documents and (ii) the benefit of each Security Document shall be maintained in favor of the new Lender.

(iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Acceptance delivered to it, a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans (and stated interest amounts) and any payment made by the Letter of Credit Issuer under any Letter of Credit owing to each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent, the Collateral Agent, Letter of Credit Issuer and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register is intended to cause each Loan and other obligation hereunder to be in registered form within the meaning of Section 5f.103-1(c) of the United States Treasury Regulations and within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code. The Register shall be available for inspection by the Borrower, the Collateral Agent, the Letter of Credit Issuer, the Administrative Agent and its Affiliates and, with respect to itself, any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire and applicable tax forms (as required under Section 5.4(e)) (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in clause (b) of this Section 13.6 and any written consent to such assignment required by clause (b) of this Section 13.6, the Administrative Agent shall promptly accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment, whether or not evidenced by a promissory note, shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this clause (b)(v).

(c) (i) Any Lender may, without the consent of the Borrower or the Administrative Agent, Letter of Credit Issuer or the Swingline Lender, sell participations to one or more banks or other entities (other than (x) a natural person, (y) Holdings and its Subsidiaries and (z) any Disqualified Lender) (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (C) the Borrower, the Administrative Agent, Letter of Credit Issuer and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, the Administrative Agent shall not disclose, verbally or in writing, the list of entities that are Disqualified Lenders; provided that the Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to provide the list of entities that are Disqualified Lenders to each Lender requesting such list (so long as such Lender agrees to keep such list confidential). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement or any other Credit Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clauses (A), (B), (C), (D) and (I) of the proviso to Section 13.1(a)(ii) that affects such Participant. Subject to clause (c)(ii) of this Section 13.6, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.10, 2.11, 3.5 and 5.4 to the same extent as if it were a Lender (subject to the limitations and requirements of those Sections as though it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 13.6, including the requirements of clause (e) of Section 5.4) (it being agreed that any documentation required under Section 5.4(e) shall be provided to the participating Lender)). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 13.8(b) as though it were a Lender; provided such Participant shall be subject to Section 13.8(a) as though it were a Lender.

(ii) A Participant shall not be entitled to receive any greater payment under Section 2.10, 2.11, 3.5 or 5.4 than the applicable Lender would have been entitled to receive absent the sale of such participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent (which consent shall not be unreasonably withheld). Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest amounts) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive, absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. No Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Credit Document) except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and Sections 163(f), 871(h)(2) and 881(c)(2) of the Code.

(d) Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, or other central bank having jurisdiction over such Lender and this Section 13.6 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e) Subject to Section 13.16, the Borrower authorizes each Lender to disclose to any Participant, secured creditor of such Lender or assignee (each, a “Transferee”) and any prospective Transferee any and all financial information in such Lender’s possession concerning the Borrower and its Affiliates that has been delivered to such Lender by or on behalf of the Borrower and its Affiliates pursuant to this Agreement or that has been delivered to such Lender by or on behalf of the Borrower and its Affiliates in connection with such Lender’s credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement.

(f) The words “execution,” “signed,” “signature,” and words of like import used in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Acceptances, amendments or other modifications, Notices of Borrowing, waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Requirements of Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(g) SPV Lender. Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPV”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPV to make any Loan and (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, it shall not institute against, or join any other Person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 13.6, any SPV may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and the Administrative Agent) other than a Disqualified Lender providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (ii) subject to Section 13.16, disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV. This Section 13.6(g) may not be amended without the written consent of the SPV. Notwithstanding anything to the contrary in this Agreement but subject to the following sentence, each SPV shall be entitled to the benefits of Sections 2.10, 2.11, 3.5 and 5.4 to the same extent as if it were a Lender (subject to the limitations and requirements of those Sections as though it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 13.6, including the requirements of clause (e) of Section 5.4 (it being agreed that any documentation required under Section 5.4(e) shall be provided to the Granting Lender)). Notwithstanding the prior sentence, an SPV shall not be entitled to receive any greater payment under Section 2.10, 2.11, 3.5 or 5.4 than its Granting Lender would have been entitled to receive absent the grant to such SPV, unless such grant to such SPV is made with the Borrower’s prior written consent (which consent shall not be unreasonably withheld).

(h) Any assignment or participation without the Borrower’s prior written consent, to any Disqualified Person, shall entitle the Borrower, at the Borrower’s expense, to (A) terminate any commitment of the relevant Disqualified Person and repay all Obligations pursuant to this Agreement owing thereto, (B) purchase any Loans held by such Disqualified Person at the lowest of (x) par, (y) the amount that such Disqualified Person paid to acquire such Loans, plus accrued interest, fees and other amounts pursuant thereto and (z) the most recently available quoted price for such Loans (as determined in good faith by the Borrower) and/or (C) require such Disqualified Person to assign all of its interests pursuant to this Agreement and the other Credit Documents to one or more banks or institutions subject to the consents of such Persons, if any, required under, and satisfaction of any other condition set forth in, clause (b)(i) of this Section 13.6.

13.7 Replacements of Lenders Under Certain Circumstances.

(a) The Borrower shall be permitted (x) to replace any Lender or (y) terminate the Commitment of any Lender or Letter of Credit Issuer, as the case may be, and (1) in the case of a Lender (other than the Letter of Credit Issuer), repay all Obligations of the Borrower due and owing to such Lender relating to the Loans and participations held by such Lender as of such termination date and (2) in the case of the Letter of Credit Issuer, repay all Obligations of the Borrower owing to such Letter of Credit Issuer relating to the Loans and participations held by the Letter of Credit Issuer as of such termination date and cancel or backstop on terms satisfactory to such Letter of Credit Issuer any Letters of Credit issued by it that (a) requests reimbursement for amounts owing pursuant to Sections 2.10, 3.5 or 5.4, (b) is affected in the manner described in Section 2.10(a)(iii) and as a result thereof any of the actions described in such Section is required to be taken, or (c) becomes a Defaulting Lender, with a replacement bank or other financial institution; provided that (i) such replacement does not conflict with any Requirements of Law, (ii) no Event of Default under Section 11.1(a) or Section 11.1(e) shall have occurred and be continuing at the time of such replacement, (iii) the Borrower shall repay (or the replacement bank or institution shall purchase, at par) all Loans and other amounts pursuant to Sections 2.10, 2.11, 3.5 or 5.4, as the case may be, owing to such replaced Lender immediately prior to the date of replacement, (iv) the replacement bank or institution, if not already a Lender, an Affiliate of the Lender, or Approved Fund, and the terms and conditions of such replacement shall be reasonably satisfactory to the Administrative Agent, (v) the replacement bank or institution, if not already a Lender shall be subject to the provisions of Section 13.6(b), (vi) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 13.6 (provided that, unless otherwise agreed, the Borrower shall be obligated to pay the registration and processing fee referred to therein) and (vii) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

(b) If any Lender (such Lender, a “Non-Consenting Lender”) has failed to consent to a proposed amendment, waiver, discharge or termination that pursuant to the terms of Section 13.1(a) requires the consent of either (i) all of the Lenders directly and adversely affected, (ii) all of the Lenders of one or more Classes or (iii) all of the Lenders, and, in each case, with respect to which the Required Lenders (or at least 50.1% of the directly and adversely affected Lenders) shall have granted their consent, then, the Borrower shall have the right (unless such Non-Consenting Lender grants such consent) to (x) replace such Non-Consenting Lender by requiring such Non-Consenting Lender to assign its Loans, and its Commitments hereunder to one or more assignees reasonably acceptable to the Administrative Agent (to the extent such consent would be required under Section 13.6) or to terminate the Commitment of such Lender or Letter of Credit Issuer, as the case may be, and (1) in the case of a Lender (other than the Letter of Credit Issuer), repay all Obligations of the Borrower due and owing to such Lender relating to the Loans and participations held by such Lender as of such termination date and (2) in the case of the Letter of Credit Issuer, repay all Obligations of the Borrower owing to such Letter of Credit Issuer relating to the Loans and participations held by the Letter of Credit Issuer as of such termination date and cancel or backstop on terms satisfactory to such Letter of Credit Issuer any Letters of Credit issued by it); provided that (a) all Obligations hereunder of the Borrower owing to such Non-Consenting Lender being replaced shall be paid in full to such Non-Consenting Lender concurrently with such assignment including any amounts that such Lender may be owed pursuant to Section 2.11, (b) the replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon, and (c) the Borrower shall pay (or cause to be paid) to such Non-Consenting Lender the amount, if any, owing to such Lender pursuant to Section 5.1(b). In connection with any such assignment, the Borrower, the Administrative Agent, such

Non-Consenting Lender and the replacement Lender shall otherwise comply with Section 13.6; provided, that if such Non-Consenting Lender does not execute and deliver an Assignment and Acceptance in respect of such assignment within one Business Day of the date on which the replacement Lender executes and delivers such Assignment and Acceptance to such Non-Consenting Lender (or such Assignment and Acceptance is delivered by the Administrative Agent on behalf of such replacement Lender), such Non-Consenting Lender shall be deemed to have executed and delivered such Assignment and Acceptance without any action on the part of such Non-Consenting Lender and the Assignment and Acceptance so executed by such replacement Lender shall be effective for the purpose of Section 13.6 and this Section 13.7.

13.8 Adjustments; Set-off.

(a) Except as contemplated in Section 13.6 or elsewhere herein, if any Lender (a “Benefited Lender”) shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 11.1(e), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Loans, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender’s Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

(b) After the occurrence and during the continuance of an Event of Default, in addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Credit Parties but with the prior consent of the Administrative Agent, any such notice being expressly waived by the Credit Parties to the extent permitted by applicable law, upon any amount becoming due and payable by the Credit Parties hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final) (other than payroll, trust, tax, fiduciary, and petty cash accounts), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Credit Parties. Each Lender agrees promptly to notify the Credit Parties and the Administrative Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

13.9 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

13.10 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.11 Integration. This Agreement and the other Credit Documents represent the agreement of Holdings, the Borrower, the Collateral Agent, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by Holdings, the Borrower, the Administrative Agent, the Collateral Agent nor any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

13.12 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

13.13 Submission to Jurisdiction; Waivers. Each party hereto irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Credit Documents to which it is a party to the exclusive general jurisdiction of the courts of the State of New York or the courts of the United States for the Southern District of New York, in each case sitting in New York City in the Borough of Manhattan, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives (to the extent permitted by applicable law) any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same or to commence or support any such action or proceeding in any other courts;

(c) [reserved];

(d) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address set forth on Schedule 13.2 at such other address of which the Administrative Agent shall have been notified pursuant to Section 13.2;

(e) agrees that nothing herein shall affect the right of the Administrative Agent, any Lender or another Secured Party to effect service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Holdings, the Borrower or any other Credit Party in any other jurisdiction; and

(f) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 13.13 any special, exemplary, punitive or consequential damages; provided that nothing in this clause (f) shall limit the Credit Parties’ indemnification obligations set forth in Section 13.5 to the extent that such special, exemplary, punitive or consequential damages are included in any claim by a third party unaffiliated with any of the Secured Parties with respect to which the applicable Secured Party is entitled to indemnification under Section 13.5.

Without limiting the foregoing, each of Holdings and the Borrower, on behalf of each other Credit Party (other than any Credit Party that is a Domestic Subsidiary) irrevocably designates, appoints and empowers as of the Closing Date, the Borrower (the “Process Agent”), with an office on the Closing Date at 3 S.W. 129th Avenue, Suite 400, Pembroke Pines, Florida, 33027, as its authorized designee, appointee and agent to receive, accept and acknowledge on its behalf and for its property, service of copies of the summons and complaint and any other process which may be served in any legal action or proceeding relating to this Agreement and the other Credit Documents to which it is a party or for recognition and enforcement of any judgment in respect thereof and agrees that such service may be made by mailing or delivering a copy of such process to such Credit Party in care of the Process Agent at the Process Agent’s above address, and each of Holdings and the Borrower, on behalf of each other Credit Party (other than any Credit Party that is a Domestic Subsidiary) hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf.

Each party hereto that is organized (or incorporated) outside the United States, in respect of itself, its subsidiaries, its process agents, and its properties and revenues, hereby irrevocably agrees that, to the extent that such party or its respective subsidiaries or any of its or its respective subsidiaries’ properties has or may hereafter acquire any right of immunity, whether characterized as sovereign immunity or otherwise, from any legal proceedings, whether in the United States or elsewhere, arising out of or relating to this Agreement or any other Credit Document to which it is a party or the transactions contemplated hereby or thereby, including, without limitation, immunity from suit, immunity from service of process, immunity from jurisdiction or judgment of any court or tribunal, immunity from execution of a judgment, and immunity of any of its property from attachment prior to any entry of judgment, or from attachment in aid of execution upon a judgment, such party, for itself and on behalf of its subsidiaries, hereby expressly waives, to the fullest extent permissible under applicable law, any such immunity, and agrees not to assert any such right or claim in any such proceeding, whether in the United States or elsewhere. Without limiting the generality of the foregoing, each such party further agrees that the waivers set forth in this paragraph shall have the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes thereof.

13.14 Acknowledgments. The Borrower hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution, and delivery of this Agreement and the other Credit Documents;

(b) (i) the credit facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Credit Document) are an arm’s-length commercial transaction between the Borrower and the other Credit Parties, on the one hand, and the Administrative Agent, the Lenders and the other Agents on the other hand, and the Borrower and the other Credit Parties are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated hereby and by the other Credit Documents (including any amendment, waiver or other modification hereof or thereof);

(ii) in connection with the process leading to such transaction, each of the Administrative Agent and the other Agents, is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary for the Borrower, any other Credit Parties or any of their respective Affiliates, stockholders, creditors or employees, or any other Person;

(iii) neither the Administrative Agent nor any other Agent has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower or any other Credit Party with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Credit Document (irrespective of whether the Administrative Agent or other Agent has advised or is currently advising the Borrower, the other Credit Parties or their respective Affiliates on other matters) and neither the Administrative Agent or other Agent has any obligation to the Borrower, the other Credit Parties or their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Credit Documents;

(iv) the Administrative Agent, each other Agent and each Affiliate of the foregoing may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent nor any other Agent has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and

(v) neither the Administrative Agent nor any other Agent has provided and none will provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Credit Document) and the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. The Borrower hereby agrees that it will not claim that any Agent owes a fiduciary or similar duty to the Credit Parties in connection with the Transactions contemplated hereby and waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent or any other Agent with respect to any breach or alleged breach of agency or fiduciary duty; and

(c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower, on the one hand, and any Lender, on the other hand.

13.15 WAIVERS OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) THE RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ANY PARTY RELATED TO OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE PERFORMANCE OF SERVICES HEREUNDER OR THEREUNDER.

13.16 Confidentiality. The Administrative Agent, each other Agent and each Lender (collectively, the “Restricted Persons” and, each a “Restricted Person”) shall treat confidentially all non-public information provided to any Restricted Person by or on behalf of any Credit Party hereunder in connection with such Restricted Person’s evaluation of whether to become a Lender hereunder or obtained by such Restricted Person pursuant to the requirements of this Agreement (“Confidential Information”) and shall not publish, disclose or otherwise divulge such Confidential Information; provided that nothing herein shall prevent any Restricted Person from disclosing any such Confidential Information (a) pursuant to the order of any court or administrative agency or in any pending legal, judicial or administrative proceeding, or otherwise as required by applicable law, rule or regulation or compulsory legal process (in which case such Restricted Person agrees (except with respect to any routine or ordinary course audit or examination conducted by bank accountants or any governmental, bank regulatory or self-regulatory authority exercising examination or regulatory authority), to the extent practicable and not prohibited by applicable law, rule or regulation, to inform the Borrower promptly thereof prior to disclosure), (b) upon the request or demand of any regulatory authority (including any self-regulatory authority) having jurisdiction over such Restricted Person or any of its Affiliates (in which case such Restricted Person agrees (except with respect to any routine or ordinary course audit or examination conducted by bank accountants or any governmental, bank regulatory or self-regulatory authority exercising examination or regulatory authority) to the extent practicable and not prohibited by applicable law, rule or regulation, to inform the Borrower promptly thereof prior to disclosure), (c) to the extent that such Confidential Information becomes publicly available other than by reason of improper disclosure by such Restricted Person or any of its affiliates or any related parties thereto in violation of any confidentiality obligations owing under this Section 13.16, (d) to the extent that such Confidential Information is received by such Restricted Person from a third party that is not, to such Restricted Person’s knowledge, subject to confidentiality obligations owing to any Credit Party or any of their respective subsidiaries or affiliates, (e) to the extent that such Confidential Information was already in the possession of the Restricted Persons prior to any duty or other undertaking of confidentiality or is independently developed by the Restricted Persons without the use of such Confidential Information, (f) to such Restricted Person’s affiliates and to its and their respective officers, directors, partners, employees, legal counsel, independent auditors, and other experts or agents who need to know such Confidential Information in connection with providing the Loans or action as an Agent hereunder and who are informed of the confidential nature of such Confidential Information and who are subject to customary confidentiality obligations of professional practice or who agree to be bound by the terms of this Section 13.16 (or confidentiality provisions at least as restrictive as those set forth in this Section 13.16) (with each such Restricted Person responsible for such person’s compliance with this paragraph), (g) to potential or prospective Lenders, hedge providers (or other derivative transaction counterparties) (any such person, a “Derivative Counterparty”), participants or assignees, in each case who agree (pursuant to customary syndication practice) to be bound by the terms of this Section 13.16 (or confidentiality provisions at least as restrictive as those set forth in this Section 13.16); provided that (i) the disclosure of any such Confidential Information to any Lenders, Derivative Counterparties or prospective Lenders, Derivative Counterparties or participants or prospective participants referred to above shall be made subject to the acknowledgment and acceptance by such Lender, Derivative Counterparty or prospective Lender or participant or prospective participant that such Confidential Information is being disseminated on a confidential basis (on substantially the terms set forth in this Section 13.16 or confidentiality provisions at least as restrictive as those set forth in this Section 13.16) in accordance with the standard syndication processes of such Restricted Person or customary market standards for dissemination of such type of information, which shall in any event require “click through” or other affirmative actions on the part of recipient to access such Confidential Information and (ii) no such disclosure shall be made by such Restricted Person to any person that is at such time a Disqualified Lender, (h) for purposes of establishing a “due diligence” defense or (i) to rating agencies in connection with obtaining ratings for the Borrower and the Credit Facility to the extent such rating agencies are subject to customary confidentiality obligations of professional practice or agree to be bound by the terms of this Section 13.16 (or confidentiality provisions at least as restrictive as those set forth in this Section 13.16). Notwithstanding the foregoing, (i) Confidential Information shall not include, with respect to any Person, information available to it or its Affiliates on a non-confidential basis from a source other than the Borrower, its Subsidiaries or its Affiliates, (ii) the Administrative Agent shall not be responsible for compliance with this Section 13.16 by any other Restricted Person and (iii) in no event shall any Lender, the Administrative Agent or any other Agent be obligated or required to return any materials furnished by the Borrower or any of its Subsidiaries.

13.17 Direct Website Communications Each of Holdings and the Borrower may, at its option, provide to the Administrative Agent any information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to the Credit Documents, including, without limitation, all notices, requests, financial statements, financial, and other reports, certificates, and other information materials, but excluding any such communication that (A) relates to a request for a new, or a conversion of an existing, borrowing or other extension of credit (including any election of an interest rate or interest period relating thereto), (B) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (C) provides notice of any default or event of default under this Agreement or (D) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any borrowing or other extension of credit thereunder (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium in a format reasonably acceptable to the Administrative Agent to the Administrative Agent at an email address provided by the Administrative

Agent from time to time; provided that (i) upon written request by the Administrative Agent, or the Borrower shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents. Nothing in this Section 13.17 shall prejudice the right of Holdings, the Borrower, the Administrative Agent, any other Agent or any Lender to give any notice or other communication pursuant to any Credit Document in any other manner specified in such Credit Document.

The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Credit Documents. Each Lender agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Credit Documents. Each Lender agrees (A) to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and (B) that the foregoing notice may be sent to such e-mail address.

(a) Each of Holdings and the Borrower further agrees that any Agent may make the Communications available to the Lenders by posting the Communications on IntraLinks or a substantially similar electronic transmission system (the “Platform”), so long as the access to such Platform (i) is limited to the Agents, the Lenders and Transferees or prospective Transferees and (ii) remains subject to the confidentiality requirements set forth in Section 13.16.

(b) THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF ANY MATERIALS OR INFORMATION PROVIDED BY THE CREDIT PARTIES (THE “BORROWER MATERIALS”) OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties” and each an “Agent Party”) have any liability to the Borrower, any Lender, or any other Person for losses, claims, damages, liabilities, or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the internet, except to the extent the liability of any Agent Party resulted from such Agent Party’s (or any of its Related Parties’ (other than any trustee or advisor)) gross negligence, bad faith or willful misconduct or material breach of the Credit Documents as determined in the final non-appealable judgment of a court of competent jurisdiction.

(c) Each of Holdings and the Borrower and each Lender acknowledge that certain of the Lenders may be “public-side” Lenders (Lenders that do not wish to receive material non-public information with respect to Holdings, the Borrower, the Subsidiaries or their securities) and, if documents or notices required to be delivered pursuant to the Credit Documents or otherwise are being distributed through the Platform, any document or notice that Holdings or the Borrower have indicated contains only publicly available information with respect to Holdings or the Borrower may be posted on that portion of the Platform designated for such public-side Lenders. If Holdings or the Borrower has not indicated whether a document or notice delivered contains only publicly available information, the Administrative Agent shall post such document or notice solely on that portion of the Platform designated for Lenders who wish to receive material nonpublic information with respect to Holdings, the Borrower, the Subsidiaries and their securities. Notwithstanding the foregoing, each of Holdings and the Borrower shall use commercially reasonable efforts to indicate whether any document or notice contains only publicly available information; provided, however, that the following documents shall be deemed to be marked “PUBLIC,” unless the Borrower notifies the Administrative Agent promptly that any such document contains material nonpublic information: (1) the Credit Documents, (2) any notification of changes in the terms of the Credit Facility and (3) all financial statements and certificates delivered pursuant to Sections 9.1(a), (b) and (d).

13.18 USA PATRIOT Act; Beneficial Ownership Regulation. Each Lender hereby notifies each Credit Party that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”) and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender to identify each Credit Party in accordance with the Patriot Act and the Beneficial Ownership Regulation.

13.19 Judgment Currency If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due under this Agreement or any other Credit Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with the normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Credit Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or the relevant Lender of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or the relevant Lender may in accordance with the normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or such Lender from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or such Lender in such currency, the Administrative Agent or such Lender agrees to return the amount of any excess to the Borrower (or to any other Person who may be entitled thereto under applicable law).

13.20 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver, or any other party, in connection with any proceeding or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect.

13.21 No Fiduciary Duty. Each Agent, each Joint Lead Arranger and Bookrunner, each Lender and their respective Affiliates (collectively, the “Lender Parties”), may have economic interests that conflict with those of the Credit Parties, their stockholders and/or their affiliates. Each Credit Party agrees that nothing in the Credit Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender Party, on the one hand, and such Credit Party, its stockholders or its affiliates, on the other. The Credit Parties acknowledge and agree that (i) the transactions contemplated by the Credit Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lender Parties, on the one hand, and the Credit Parties, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender Party has assumed an advisory or fiduciary responsibility in favor of any Credit Party, its stockholders or its affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender Party has advised, is currently advising or will advise any Credit Party, its stockholders or its Affiliates on other matters) or any other obligation to any Credit Party except the obligations expressly set forth in the Credit Documents and (y) each Lender Party is acting solely as principal and not as the agent or fiduciary of any Credit Party, its management, stockholders or creditors. Each Credit Party acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each Credit Party agrees that it will not claim that any Lender Party has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Credit Party, in connection with such transaction or the process leading thereto.

13.22 Nature of Borrower Obligations.

(a) Notwithstanding anything to the contrary contained elsewhere in this Agreement, it is understood and agreed by the various parties to this Agreement that all of the Borrower’s Obligations to repay principal of, interest on, and all other amounts with respect to, all Loans, Revolving L/C Exposure and all other Obligations of the Borrower pursuant to this Agreement (including, without limitation, all fees, indemnities, taxes and other Obligations in connection therewith or in connection with the related Commitments) shall be guaranteed pursuant to, and in accordance with the terms of, the U.S. Collateral Agreement.

(b) The obligations of the Borrower with respect to the Borrower’s Obligations are independent of the obligations of any Guarantor under its guaranty of the Borrower’s Obligations, and a separate action or actions may be brought and prosecuted against the Borrower, whether or not any such Guarantor is joined in any such action or actions. The Borrower waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof.

(c) The Borrower authorizes the Administrative Agent and the Lenders without notice or demand (except as shall be required by the Credit Documents and applicable statute that cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

(i) exercise or refrain from exercising any rights against any Guarantor or others or otherwise act or refrain from acting;

(ii) apply any sums paid by any other Person, howsoever realized or otherwise received to or for the account of the Borrower to any liability or liabilities of such other Person regardless of what liability or liabilities of such other Person remain unpaid; and/or

(iii) consent to or waive any breach of, or act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise, by any other Person.

(d) It is not necessary for the Administrative Agent or any other Lender to inquire into the capacity or powers of the Borrower or any of its Subsidiaries or the officers, directors, members, partners or agents acting or purporting to act on its behalf.

(e) The Borrower waives any right to require the Administrative Agent or the other Lenders to (i) proceed against any Guarantor or any other party, (ii) proceed against or exhaust any security held from any Guarantor or any other party or (iii) pursue any other remedy in the Administrative Agent’s or the Lenders’ power whatsoever. The Borrower waives any defense based on or arising out of suretyship or any impairment of security held from the Borrower, any Guarantor or any other party or on or arising out of any defense of any Guarantor or any other party other than payment in full in cash of the Obligations of the Credit Parties, including, without limitation, any defense based on or arising out of the disability of any Guarantor or any other party, or the unenforceability of the Obligations of the Borrower or any part thereof from any cause, in each case other than as a result of the payment in full in cash of the Obligations of the Borrower.

(f) All provisions contained in any Credit Document shall be interpreted consistently with this Section 13.22 to the extent possible.

13.23 Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

13.24 English Guarantee. Each U.K. Borrower incorporated under the laws of England and Wales irrevocably and unconditionally jointly and severally guarantees to the Secured Parties (as defined in Schedule 13.24) the obligations set forth in Schedule 13.24 on the terms and subject to the conditions set forth in Schedule 13.24.

13.25 Acknowledgment Regarding Any Supported QFCs.

(a) To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States).

(b) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

CLAIRE’S HOLDINGS LLC, as Holdings
By:	/s/ Stephen Sernett
Name:	Stephen Sernett
Title:	Senior Vice President, General Counsel and Secretary

CLAIRE’S STORES, INC., as the Borrower

By:	/s/ Stephen Sernett
Name:	Stephen Sernett
Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to Term Loan Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Justin Martin
Name:	Justin Martin
Title:	Authorized Officer

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ ADVANCED SERIES TRUST – AST HIGH YIELD PORTFOLIO
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ ADVANCED SERIES TRUST – AST HIGH YIELD PORTFOLIO
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ ADVANCED SERIES TRUST – AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ ADVANCED SERIES TRUST – AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ AON HEWITT COLLECTIVE INVESTMENT TRUST
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ AON HEWITT INVESTMENT CONSULTING, INC.
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ ARIZONA STATE RETIREMENT SYSTEM
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ Bank of America, N.A.
(Print Name)

By:	/s/ Miles Hanes
Name: Miles Hanes
Title: AVP

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ LIM BCOF SPECIAL ACCOUNT, LTD.
(Print Name)

By:	/s/ Michelle Martin
Name: Michelle Martin
Title: Autjorized Person

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ CHASE LINCOLN FIRST COMMERCIAL CORPORATION
(Print Name)

By:	/s/ Sean Chudzik, Asc.
Name: Sean Chudzik
Title: Authorized Signatory

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ COMMANDER NAVY INSTALLATIONS COMMAND RETIREMENT TRUST
By: Lord Abbett & Co LLC, As Investment Manager
(Print Name)

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ COMMINGLED PENSION TRUST FUND (CORE PLUS BOND) OF JPMORGAN CHASE BANK, N.A.
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ COMMINGLED PENSION TRUST FUND (CORPORATE HIGH YIELD) OF JPMORGAN CHASE BANK, N.A.
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ COMMINGLED PENSION TRUST FUND (FLOATING RATE INCOME) OF JPMORGAN CHASE BANK, N.A.
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ COMMINGLED PENSION TRUST FUND (HIGH YIELD) OF JPMORGAN CHASE BANK, N.A.
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ CREDIT SUISSE LOAN FUNDING LLC
(Print Name)

By:	/s/ Christian Campbell
Name: Christian Campbell
Title: Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ DEVONIAN ICAV, AN UMBRELLA IRISH COLLECTIVE ASSET-MANAGEMENT VEHICLE WITH SEGREGATED LIABILITY BETWEEN SUB-FUNDS, ACTING SOLELY FOR AND ON BEHALF OF ITS SUB-FUND DEVONIAN FUND I
(Print Name)

By:	/s/ Jeffrey Yurkovic
Name: Jeffrey Yurkovic
Title: Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ DIAMETER MASTER FUND, LP
(Print Name)

By:	/s/ Christian Campbell
Name: Matt Gilamartin
Title: CFO

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ ELLIOTT ASSOCIATES, L.P.
(Print Name)
By:	Elliott Capital Advisors, L.P., as general partner
By:	Braxton Associates, Inc., as general partner

By:	/s/ Elliott Greenberg
Name: Elliot Greenberg
Title:Vice President

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ GIM Specialist Investment Funds – GIM Multi Sector Credit Fund
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ GIM TRUST 2 – SENIOR SECURED LOAN FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ GOLDMAN SACHS LENDING PARTNERS LLC
(Print Name)

By:	/s/ Thomas Malafronte
Name: Thomas Malafronte
Title: Vice President

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ IBM 401(K) PLUS PLAN TRUST
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ INVESCO CREDIT OPPORTUNITIES FUND
(Print Name)
By:	Invesco Senior Secured Management, Inc. as Sub- advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ INVESCO FLOATING RATE FUND
(Print Name)
By:	Invesco Senior Secured Management, Inc. as Sub- advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ INVESCO OPPENHEIMER GLOBAL HIGH YIELD FUND
(Print Name)
By:	Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ INVESCO OPPENHEIMER GLOBAL STRATEGIC INCOME FUND
(Print Name)
By:	Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND
(Print Name)
By:	Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ INVESCO SENIOR INCOME TRUST
(Print Name)
By:	Invesco Senior Secured Management, Inc. as Sub- advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ INVESCO SENIOR LOAN FUND
(Print Name)
By:	Invesco Senior Secured Management, Inc. as Sub- advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ INVESCO ZODIAC FUNDS – INVESCO US SENIOR LOAN ESG
(Print Name)
By:	Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ INVESCO ZODIAC FUNDS – INVESCO US SENIOR LOAN FUND
(Print Name)
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ JPMORGAN CHASE RETIREMENT PLAN
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ JPMORGAN CORE PLUS BOND FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ JPMORGAN FLOATING RATE INCOME FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ JPMORGAN GLOBAL ALLOCATION FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ JPMORGAN GLOBAL BOND OPPORTUNITIES FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ JPMORGAN HIGH YIELD FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ JPMORGAN INCOME BUILDER FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ JPMORGAN INCOME FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ JPMORGAN STRATEGIC INCOME OPPORTUNITIES FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ JPMORGAN TOTAL RETURN FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ JPMORGAN UNCONSTRAINED DEBT FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ KAISER PERMANENTE GROUP TRUST
(Print Name)
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ LORD ABBETT BOND DEBENTURE FUND, INC.
(Print Name)
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ LORD ABBETT HIGH YIELD CORE TRUST II
(Print Name)
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ LORD ABBETT HIGH YIELD TRUST
(Print Name)
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ LORD ABBETT INVESTMENT TRUST – HIGH YIELD FUND
(Print Name)
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ LORD ABBETT PASSPORT PORTFOLIOS PLC – LORD ABBETT HIGH YIELD FUND
(Print Name)

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ LORD ABBETT PASSPORT PORTFOLIOS PLC – LORD ABBETT HIGH YIELD FUND
(Print Name)

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ LORD ABBETT PASSPORT PORTFOLIOS PLC. – LORD ABBETT MULTI-SECTOR INCOME FUND
(Print Name)

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ LORD ABBETT SERIES FUND, INC. – BOND DEBENTURE PORTFOLIO
(Print Name)
By:	Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ LOUISIANA STATE EMPLOYEES’ RETIREMENT SYSTEM
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ LVIP JPMORGAN HIGH YIELD FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ MAP 139 SEGREGATED PORTFOLIO OF LMA SPC
(Print Name)
By: Venor Capital Management, LP
its Investment Manager

By:	/s/ David Zernel
Name: David Zernel
Title: Chief Financial Officer

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ MARATHON BLUEGRASS CREDIT FUND LP
(Print Name)

By:	/s/ Andrew Rabinowitz
Name: Andrew Rabinowitz
Title: Authorized Signatory

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ MARATHON CENTRE STREET PARTNERSHIP LP
(Print Name)

By:	/s/ Andrew Rabinowitz
Name: Andrew Rabinowitz
Title: Authorized Signatory

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ MARATHON CREDIT DISLOCATION FUND LP
(Print Name)

By:	/s/ Andrew Rabinowitz
Name: Andrew Rabinowitz
Title: Authorized Signatory

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ MARATHON SPECIAL OPPORTUNITY MASTER FUND LTD.
(Print Name)

By:	/s/ Andrew Rabinowitz
Name: Andrew Rabinowitz
Title: Authorized Signatory

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ METROPOLITAN LIFE INSURANCE COMPANY
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ MONARCH MASTER FUND LTD.
(Print Name)
By: Monarch Alternative Capital LP
Its: Advisor

By:	/s/ Christopher Santana
Name: Christopher Santana
Title: Managing Principal

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ NORTHROP GRUMMAN PENSION MASTER TRUST
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ OAKTREE PRINCIPAL FUND V (DELAWARE), L.P.
(Print Name)
By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jared Frandle
Name: Jared Frandle
Title: Vice President

By:	/s/ Amy Rice
Name: Amy Rice
Title: Managing Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ OAKTREE PRINCIPAL FUND VI (DELAWARE) HOLDINGS, L.P.
(Print Name)
By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jared Frandle
Name: Jared Frandle
Title: Vice President

By:	/s/ Amy Rice
Name: Amy Rice
Title: Managing Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ OAKTREE PRINCIPAL V CONTINUATION FUND (DELAWARE) HOLDCO, L.P.
(Print Name)
By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jared Frandle
Name: Jared Frandle
Title: Vice President

By:	/s/ Amy Rice
Name: Amy Rice
Title: Managing Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ PERMANENS CAPITAL DEFENSIVE INCOME FUND, L.P.
(Print Name)
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ PRINCIPAL LIFE INSURANCE COMPANY – dba PRINCIPAL CORE PLUS BOND SEPARATE ACCOUNT
(Print Name)

By:	/s/ Mark Denkinger
Name: Mark Denkinger
Title: Portfolio Manager

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ PRINCIPAL FUNDS, INC.- CORE PLUS BOND FUND
(Print Name)

By:	/s/ Mark Denkinger
Name: Mark Denkinger
Title: Portfolio Manager

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ PRINCIPAL FUNDS, INC. – HIGH YIELD FUND
(Print Name)

By:	/s/ Mark Denkinger
Name: Mark Denkinger
Title: Portfolio Manager

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ PUBLIC SERVICE NEW MEXICO QUAL NDT PARTNERS
(Print Name)
By:	Lord, Abbett & Co. LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ PW FOCUS FUND LLC
(Print Name)
By:	Parkwood LLC, Managing Member

By:	/s/ Karen A. Vereb / Mark A. Madeja
Name: Karen A. Vereb / Mark A. Madeja
Title: Secretary / Vice President

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ RAVEN HOLDINGS II, L.P.
(Print Name)
By:	Venor Capital Management, LP
Its:	Investment Manager

By:	/s/ Mark Denkinger
Name: David Zemel
Title: Chief Financial Officer

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ RED ARC GLOBAL INVESTMENTS (CAYMAN) TRUST – CIBC BANK AND TRUST CO. (CAYMAN) LTD AS TRUSTEE
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ REDWOOD MASTER FUND, LTD
(Print Name)
By:	Redwood Capital Management, LLC
Its:	Investment Advisor

By:	/s/ Mark Denkinger
Name: Rubin Kliksbom
Title: Co-CEO

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ RENAISSANCE INVESTMENT HOLDINGS LTD.
(Print Name)
By:	Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ SEI INSTITUTIONAL INVESTMENTS TRUST – HIGH YIELD BOND FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ SEI INSTITUTIONAL MANAGED TRUST – HIGH YIELD BOND FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ SENTRY INSURANCE A MUTUAL COMPANY
(Print Name)
By:	Invesco Senior Secured Management, Inc. as Sub-Advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ SIMON CHARITABLE PRIVATE LLC
(Print Name)

By:	/s/ Karen Vereb / Mark A. Madeja
Name: Karen Vereb / Mark A. Madeja
Title: Secretary / Assistant Secretary

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ SIMON MARKETABLE, L.P.
(Print Name)
By:	Parkwood LLC, General Partner

By:	/s/ Karen Vereb / Mark A. Madeja
Name: Karen Vereb / Mark A. Madeja
Title: Secretary / Assistant Secretary

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ STICHTING BLUE SKY ACTIVE HIGH YIELD FIXED INCOME USA FUND
(Print Name)
By:	Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ TEACHERS RETIREMENT SYSTEM OF OKLAHOMA
(Print Name)
By:	Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ THE CITY OF NEW YORK GROUP TRUST
(Print Name)
By:	Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ TREVITHICK LP
(Print Name)
By:	Venor Capital Management, LP
Its:	Investment Manager

By:	/s/ David Zemel
Name: David Zemel
Title: Chief Financial Officer

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ TRS CREDIT FUND LP
(Print Name)

By:	/s/ Jeffrey Lapin
Name: Andrew Rabinowitz
Title: Authorized Signatory

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ U.S. HIGH YIELD BOND FUND
(Print Name)

By:	/s/ Greg Seketa
Name: Greg Seketa
Title: Executive Director

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ VENOR CAPITAL MASTER FUND LTD.
(Print Name)
By:	Venor Capital Management, LP
Its:	Investment Manager

By:	/s/ David Zemel
Name: David Zemel
Title: Chief Financial Officer

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ VENOR SPECIAL SITUATIONS FUND II LP
(Print Name)
By:	Venor Capital Management, LP
Its:	Investment Manager

By:	/s/ David Zemel
Name: David Zemel
Title: Chief Financial Officer

[Signature Page to Term Loan Credit Agreement]

As a Lender,

/s/ WAZEE STREET OPPORTUNITIES FUND IV LP
(Print Name)

By:	/s/ Stephanie McCoy
Name: Stephanie McCoy
Title: Chief Operations Officer

[Signature Page to Term Loan Credit Agreement]